AARP INVESTMENT PROGRAM FROM SCUDDER
                                   PROSPECTUS

                                February 1, 1996

There are nine pure no-load AARP Mutual Funds that have been developed to help meet the investment needs of AARP members. The Funds are organized into four Trusts (see page 34 for more information on the Trusts).

Trusts                                  AARP Mutual Funds

AARP Cash Investment Funds              AARP High Quality Money Fund

AARP Income Trust                       AARP GNMA and U.S. Treasury Fund
                                        AARP High Quality Bond Fund

AARP Tax Free Income Trust              AARP High Quality Tax Free Money Fund
                                        AARP Insured Tax Free General Bond Fund

AARP Growth Trust                       AARP Balanced Stock and Bond Fund
                                        AARP Growth and Income Fund
                                        AARP Global Growth Fund
                                        AARP Capital Growth Fund

      This combined Prospectus provides information about the AARP Investment Program from Scudder that a prospective investor should know before investing. Please keep it for future reference.

      The U.S. Government does not and has never insured or guaranteed shares of any mutual fund, including the AARP Mutual Funds. For limitations on insurance relative to the AARP Insured Tax Free General Bond Fund, see page 20. The AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund each seek to maintain a constant net asset value of $1.00 per share. The Fund Manager cannot assure investors that these funds will be able to maintain a stable $1.00 per share or constant net asset value.

      You may get more detailed information in the combined Statement of Additional Information (SAI) dated February 1, 1996, as amended from time to time. The SAI is considered part of this Prospectus by reference to it. The SAI is on file with the Securities and Exchange Commission (SEC).

      You may get a copy of the SAI or a LARGER PRINT VERSION OF THIS PROSPECTUS without charge. Call 1-800-253-2277, or write to Scudder Investor Services, Inc., P.O. Box 2540, Boston, MA 02208-2540.

      LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   Prospectus

FUND EXPENSES

The AARP Mutual Funds do not charge sales fees or commissions. 100% of your investment goes to work for you.

*  No fees to open your account
*  No fees to open or maintain an AARP IRA or AARP Keogh Plan account
*  No fees to buy shares
*  No fees to exchange (move investments from one fund to another)
*  No fees to sell (redeem) shares
*  No marketing fees or distribution fees (12b-1 fees)
*  No fees to reinvest dividends

There are Annual Fund Operating Expenses for each of the AARP Funds. You do not pay these expenses directly. The AARP Funds pay these expenses before distributing net investment income to you. These expenses include the management fee paid to the Fund Manager as well as other expenses for services such as maintaining shareholder records and furnishing shareholder statements and fund reports. The expenses are reflected in the AARP Funds' share prices or dividends and are not directly charged to shareholder accounts.

The following tables present information on the projected costs and expenses of investing in an AARP Fund. You may use these tables to compare the fees and expenses of the AARP Funds with other mutual funds.

Annual Fund Operating Expenses are expressed as a percentage of each AARP Fund's average daily net assets.

The chart shows the expenses for each of the Funds, other than the AARP Global Growth Fund, for the fiscal year ended September 30, 1995. For the AARP Global Growth Fund, which was introduced on February 1, 1996, expenses have been estimated for the coming year.

                                                            Effective
                                                            Management        Other          Total Fund
          Fund                                              Fee Rate**       Expenses    Operating Expenses
          ----                                              ----------       --------    ------------------

          AARP High Quality Money Fund                        .40%             .58%           .98%
          AARP High Quality Tax Free Money Fund               .39%             .48%           .87%
          AARP GNMA and U.S. Treasury Fund                    .42%             .25%           .67%
          AARP High Quality Bond Fund                         .49%             .46%           .95%
          AARP Insured Tax Free General Bond Fund             .49%             .20%           .69%
          AARP Balanced Stock and Bond Fund                   .49%             .52%          1.01%
          AARP Growth and Income Fund                         .49%             .23%           .72%
          AARP Global Growth Fund                             .40%*           1.35%          1.75%*
          AARP Capital Growth Fund                            .62%             .33%           .95%



                                   Prospectus

EXAMPLES OF WHAT FUND EXPENSES WOULD BE ON A $1,000 INVESTMENT IN EACH AARP FUND

Based on the level of assets as of September 30, 1995 (and projected September 30, 1996 assets for the AARP Global Growth Fund), we have calculated the forecasted total expenses of a $1,000 investment in each AARP Fund over specified periods. These examples assume 5% annual return. There are 3 other assumptions: (1) redemption at the end of each period, (2) reinvestment of all dividends and distributions, and (3) total fund operating expenses noted on page 2 remain the same each year.

For additional information, including reference to a $5.00 wire service fee that is charged in some cases, please refer to page 41.

          Fund                                              1 Year     3 Years    5 Years   10 Years
          ---------------------------------------------------------------------------------------------
          AARP High Quality Money Fund                         $10        $31        $54       $120
          AARP High Quality Tax Free Money Fund                  9         28         48        107
          AARP GNMA and U.S. Treasury Fund                       7         21         37         83
          AARP High Quality Bond Fund                           10         30         53        117
          AARP Insured Tax Free General Bond Fund                7         22         38         86
          AARP Balanced Stock and Bond Fund                     10         32         56        124
          AARP Growth and Income Fund                            7         23         40         89
          AARP Global Growth Fund                               18         55         N/A        N/A
          AARP Capital Growth Fund                              10         30         53        117


You should not consider these examples as representations of past or future expenses or returns. Actual fund expenses may be higher or lower in the future.


* The AARP Global Growth Fund was introduced on February 1, 1996. Fund expenses are projected given the asset forecast as of September 30, 1996. Until September 30, 1996, the Fund Manager has agreed to waive a portion of its management fee for AARP Global Growth Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.75% of average daily net assets. If the Fund Manager had not agreed to waive a portion of its fee, it is estimated that the total annualized expenses of the Fund would be: investment management fee .85%, other expenses 1.35% and total operating expenses 2.20% for the initial fiscal year. To the extent that expenses fall below the current expense limitation, the Fund Manager reserves the right to recoup, during the fiscal year incurred, amounts waived during the period, but only to the extent that the Fund's expenses do not exceed 1.75%.


** The AARP Funds' fee structure is designed to recognize the degree to which the pooled resources of the Program provide economies in the management of the AARP Funds. The fee consists of two elements: a "Base Fee" and an "Individual Fund Fee." The combined Base Fee and Individual Fund Fee is called the Effective Management Fee Rate. See page 36 for information on how the Effective Management Fee Rate is calculated.


                                   Prospectus

FINANCIAL HIGHLIGHTS

On the next six pages you will find a variety of information about the income and the expenses of each AARP Fund, other than AARP Global Growth Fund, which is newly organized. You will also find the following: (1) the net gain or loss on the investments, (2) the distributions, if any, of income and gain, and, (3) the change in net asset value per share from the beginning to the end of the stated periods. Price Waterhouse LLP, the AARP Funds' independent accountants, have examined this information. The Annual Report to Shareholders includes their report.


                         Net Asset               Net Realized               Dividends   Distributions  Distributions
                         Value at      Net       & Unrealized  Total from    from Net     from Net       from Tax
  For the Years Ended   Beginning   Investment    Investment   Investment  Investment     Realized       Return of
     September 30       of Period   Income (a)    Gain (Loss)  Operations     Income        Gains         Capital
     ------------       ---------   ----------    -----------  ----------     ------        -----         -------

 AARP High Quality Money Fund
   1995                  $ 1.00       $ .049           --        $ .049      $(.049)          --            --
   1994                    1.00         .028           --          .028      (.028)           --            --
   1993                    1.00         .021           --          .021      (.021)           --            --
   1992                    1.00         .040           --          .040      (.040) (c)       --            --
   1991                    1.00         .060           --          .060      (.060)           --            --
   1990                    1.00         .073           --          .073      (.073)           --            --
   1989                    1.00         .080           --          .080      (.080)           --            --
   1988                    1.00         .060           --          .060      (.060)           --            --
   1987                    1.00         .050           --          .050      (.050)           --            --
   1986                    1.00         .064           --          .064      (.064)           --            --
 AARP High Quality Tax Free Money Fund (d)
   1995                  $1.000       $ .029           --        $ .029      $(.029)          --            --
   1994                   1.000         .017           --          .017      (.017)           --            --
   1993                   1.000         .016           --          .016      (.016)           --            --
   1992                   1.000         .026           --          .026      (.026)           --            --
   1991 (d)                .996         .055       $ .004          .059      (.055)           --            --
   1990                    .998         .061       (.002)          .059      (.061)           --            --
   1989                   1.008         .059       (.010)          .049      (.059)           --            --
   1988                    .998         .055         .010          .065      (.055)           --            --
   1987                   1.027         .049       (.026)          .023      (.049)       $(.003)           --
   1986                    .996         .048         .031          .079      (.048)           --            --
 AARP GNMA and U.S. Treasury Fund
   1995                  $14.73       $ 1.01       $  .46        $ 1.47      $(.98)           --        $(.03)
   1994                   15.96          .93       (1.23)         (.30)       (.93)           --            --
   1993                   16.19         1.15        (.23)           .92      (1.15)           --            --
   1992                   15.72         1.22          .47          1.69      (1.22)           --            --
   1991                   14.95         1.26          .77          2.03      (1.26)           --            --
   1990                   14.98         1.31        (.03)          1.28      (1.31)           --            --
   1989                   15.11         1.31        (.13)          1.18      (1.31)           --            --
   1988                   14.89         1.37          .22          1.59      (1.37)           --            --
   1987                   15.99         1.35       (1.09)           .26      (1.35)       $(.01)            --
   1986                   15.52         1.54          .50          2.04      (1.54)        (.03)            --

 (a)  Reflects a per share reimbursement of expenses during the period by the Fund Manager. See last column.
 (b)  Reflects fees not imposed by the Fund Manager of $.001 per share.
 (c)  Includes approximately $.005 per share of net realized short-term capital gains.



                                   Prospectus

For a copy of the Annual Report to Shareholders which includes more detailed information concerning the Funds' performance, complete portfolio listings and audited financial statements, please contact an AARP Mutual Fund Representative at 1-800-253-2277.


                                                          Ratio of     Ratio of Net
                 Net Asset                                Operating     Investment
                  Value at                 Net Assets    Expenses to    Income to     Portfolio      Per Share
     Total         End of       Total     End of Period  Average Net   Average Net     Turnover     Reimbursement:
 Distributions     Period      Return %   ($ millions)  Assets % (a)     Assets %        Rate %    of Expenses (a):
 -------------     ------      --------   ------------  ------------     --------        ------    ----------------

  $(.049)         $ 1.00         4.99             384       .978         4.887             --               --
   (.028)           1.00         2.84             333      1.125         2.889             --               --
   (.021)           1.00         2.13             254      1.312         2.123             --               --
   (.040)           1.00         4.12             323      1.151         3.613             --           $ .000
   (.060)           1.00         6.22             357      1.053         6.050             --             .001
   (.073)           1.00         7.58             376      1.058         7.319             --             .001
   (.080)           1.00         8.32             324      1.071         8.061             --             .001
   (.060)           1.00         6.15             224      1.097 (b)     6.025             --             .001
   (.050)           1.00         5.13             178      1.160         5.090             --             .004
   (.064)           1.00         6.60             104       .712         6.310             --             .009

  $(.029)         $1.000         2.99             120        .87          2.94             --               --
   (.017)          1.000         1.76             129        .90          1.75             --           $ .000
   (.016)          1.000         1.62             134        .93          1.60             --             .002
   (.026)          1.000         2.58             127        .95          2.54             --             .002
   (.055)          1.000         6.10             119       1.06          5.43             --             .001
   (.061)           .996         6.02              98       1.12          6.06          39.88               --
   (.059)           .998         4.98              90       1.17          5.85          21.28               --
   (.055)          1.008         6.65              79       1.27          5.47          62.73             .005
   (.052)           .998         2.25              70       1.31          4.80          22.20             .006
   (.048)          1.027         8.07              48       1.48          4.72          23.00               --

  $(1.01)         $15.19        10.31           5,252        .67          6.77          70.35               --
    (.93)          14.73        (1.90)          5,585        .66          6.09         114.54               --
   (1.15)          15.96         5.89           6,712        .70          7.15         105.49               --
   (1.22)          16.19        11.19           5,232        .72          7.69          74.33               --
   (1.26)          15.72        14.12           3,311        .74          8.23          86.64               --
   (1.31)          14.95         8.86           2,583        .79          8.71          60.54               --
   (1.31)          14.98         8.17           2,518        .79          8.76          48.35               --
   (1.37)          15.11        11.07           2,837        .81          9.09          84.72               --
   (1.36)          14.89         1.54           2,827        .88          8.76          50.68               --
   (1.57)          15.99        13.62           1,963        .90          9.49          61.92               --

(d) On August 1, 1991 the Fund implemented a 15.17 to 1.00 stock split and adopted its present name and investment objectives. Prior to that date, the Fund was known as the AARP Insured Tax Free Short Term Fund. Financial information prior to August 1, 1991 has been restated to reflect the stock split and should not be considered representative of the present Fund.

                                   Prospectus


                         Net Asset               Net Realized               Dividends   Distributions  Distributions
                         Value at      Net       & Unrealized  Total from    from Net     from Net      in Excess of
  For the Years Ended   Beginning   Investment    Investment   Investment  Investment     Realized      Net Realized
     September 30       of Period   Income (a)    Gain (Loss)  Operations     Income        Gains          Gains
     ------------       ---------   ----------    -----------  ----------     ------        -----          -----

 AARP High Quality Bond Fund
   1995                  $15.05       $  .94       $  .95        $ 1.89      $(.93)           --            --
   1994                   17.19          .85       (1.76)         (.91)       (.85)           --        $(.38)
   1993                   16.44          .93          .93          1.86       (.93)       $(.18)            --
   1992                   15.71         1.03          .73          1.76      (1.03)           --            --
   1991                   14.63         1.10         1.08          2.18      (1.10)           --            --
   1990                   15.04         1.17        (.41)           .76      (1.17)           --            --
   1989                   14.80         1.23          .24          1.47      (1.23)           --            --
   1988                   14.45         1.27          .46          1.73      (1.27)       (.11)(e)          --
   1987                   15.87         1.22       (1.19)           .03      (1.22)        (.23)            --
   1986                   15.31         1.41          .61          2.02      (1.41)        (.05)            --
 AARP Insured Tax Free General Bond Fund
   1995                  $16.93       $  .87       $  .81        $ 1.68      $(.87)           --            --
   1994                   19.00          .86       (1.67)         (.81)       (.86)       $(.34)        $(.06)
   1993                   17.88          .90         1.55          2.45       (.90)        (.43)            --
   1992                   17.30          .93          .75          1.68       (.93)        (.17)            --
   1991                   16.12         1.00         1.18          2.18      (1.00)           --            --
   1990                   16.61         1.04        (.24)           .80      (1.04)        (.25)            --
   1989                   16.02         1.08          .59          1.67      (1.08)           --            --
   1988                   15.00         1.08         1.02          2.10      (1.08)           --            --
   1987                   16.69         1.07       (1.49)         (.42)      (1.07)        (.20)            --
   1986                   15.12         1.01         1.63          2.64      (1.01)        (.06)            --
 AARP Balanced Stock and Bond Fund
   1995                  $14.64       $  .61       $ 1.79        $ 2.40      $(.60)       $(.04)            --
   1994 (d)               15.00          .25       (.37) (f)      (.12)       (.24)           --            --
 AARP Growth and Income Fund
   1995                  $34.13       $ 1.11       $ 5.44        $ 6.55      $(1.09)      $(1.23)           --
   1994                   32.91          .94         1.62          2.56      (1.13)        (.21)            --
   1993                   28.67          .83         4.58          5.41       (.87)        (.30)            --
   1992                   26.97          .97         2.11          3.08       (.90)        (.48)            --
   1991                   22.30         1.11         4.78          5.89      (1.17)        (.05)            --
   1990                   26.11         1.11       (3.69)        (2.58)      (1.15)        (.08)            --
   1989                   20.94         1.01         5.20          6.21      (1.04)           --            --
   1988                   25.54         1.04       (3.93)        (2.89)       (.94)        (.77)            --
   1987                   20.88          .67         5.51          6.18       (.64)        (.88)            --
   1986                   16.84          .73         4.10          4.83       (.70)        (.09)            --

   (a) Reflects a per share reimbursement of expenses during the period by the Fund Manager. See last column.
   (b) Not Annualized.
   (c) Annualized.


                                   Prospectus

                                                          Ratio of     Ratio of Net
                 Net Asset                                Operating     Investment
                  Value at                 Net Assets    Expenses to    Income to     Portfolio      Per Share
     Total         End of       Total     End of Period  Average Net   Average Net     Turnover     Reimbursement:
 Distributions     Period      Return %   ($ millions)  Assets % (a)     Assets %        Rate %    of Expenses (a):
 -------------     ------      --------   ------------  ------------     --------        ------    ----------------

   $(.93)         $16.01        12.98             533        .95           6.13        201.07               --
   (1.23)          15.05        (5.55)            568        .95           5.31         63.75               --
   (1.11)          17.19        11.88             604       1.01           5.64        100.98               --
   (1.03)          16.44        11.56             384       1.13           6.40         63.00               --
   (1.10)          15.71        15.44             201       1.17           7.26         90.43               --
   (1.17)          14.63         5.21             151       1.14           7.86         47.39           $ .009
   (1.23)          15.04        10.38             129       1.16           8.33         57.69             .007
   (1.38)          14.80        12.38             123       1.17           8.55         23.57             .005
   (1.45)          14.45        (.09)             108       1.18           7.81        192.80             .034
   (1.46)          15.87        13.60              88       1.30           8.86         62.72             .011

   $(.87)         $17.74        10.21           1,807        .69           5.06         17.45               --
   (1.26)          16.93        (4.48)          1,914        .68           4.80         38.39               --
   (1.33)          19.00        14.31           2,087        .72           4.90         47.96               --
   (1.10)          17.88        10.01           1,487        .74           5.31         62.45               --
   (1.00)          17.30        13.85           1,068        .77           5.92         32.18               --
   (1.29)          16.12         4.89             771        .80           6.29         48.24               --
   (1.08)          16.61        10.66             527        .84           6.52        148.94               --
   (1.08)          16.02        14.39             312        .92           6.95        163.51               --
   (1.27)          15.00        (2.94)            238       1.00           6.58        135.32               --
   (1.07)          16.69        17.96             129       1.13           6.40         35.99               --

   $(.64)         $16.40        16.80             247       1.01           4.12         63.77               --
    (.24)          14.64        (.78)(b)          175     1.31(c)        3.58(c)       49.32(c)             --

   $(2.32)        $38.36        20.43           3,007        .72           3.28         31.26               --
   (1.34)          34.13         7.99           2,312        .76           3.00         31.82               --
   (1.17)          32.91        19.38           1,560        .84           3.08         17.44               --
   (1.38)          28.67        11.59             748        .91           3.84         36.40               --
   (1.22)          26.97        27.19             392        .96           4.61         53.68               --
   (1.23)          22.30        (10.19)           248       1.03           4.76         58.47               --
   (1.04)          26.11        30.58             236       1.04           4.19         55.21               --
   (1.71)          20.94        (10.75)           228       1.06           4.52         61.34               --
   (1.52)          25.54        30.92             358       1.08           3.81         43.25           $ .007
    (.79)          20.88        29.00              99       1.21           4.55         37.44                --

 (d)  Operations for the period of February 1, 1994 (commencement of operations) to September 30, 1994.
 (e)  Includes $0.06 of distributions from paid-in capital.
 (f)  The amount shown for a share  outstanding  throughout  the period does not accord with the change in the aggregate  gains and losses in the portfolio
      securities   during  the  period  because  of  the  timing  of  sales  and repurchases of Fund shares in relation to fluctuating market values during the period.


                                   Prospectus

                                          Net Asset              Net Realized                Dividends  Distributions
                                          Value at       Net     & Unrealized   Total from   from Net     from Net
           For the Yeats Ended            Beginning  Investment   Investment   Investment   Investment    Realized
              September 30                of Period  Income (a)   Gain (Loss)   Operations    Income        Gains
              ------------                ---------  ----------   -----------   ----------    ------        -----

 AARP Capital Growth Fund
   1995                                    $31.74      $  .36      $ 6.91        $ 7.27       $(.01)      $(.64)
   1994                                     36.20         .00      (1.51)        (1.51)        (.05)      (2.90)
   1993                                     30.30         .06        7.19          7.25        (.14)      (1.21)
   1992                                     30.23         .15        1.09          1.24        (.23)       (.94)
   1991                                     23.32         .24        9.05          9.29        (.59)      (1.79)
   1990                                     34.17         .54(b)   (9.27)        (8.73)        (.19)      (1.93)
   1989                                     23.88         .21       10.17         10.38        (.09)          --
   1988                                     27.55         .10      (1.97)        (1.87)        (.15)      (1.65)
   1987                                     21.13         .11        7.40          7.51        (.19)       (.90)
   1986                                     16.95         .18        4.28          4.46        (.09)       (.19)

   (a)  Reflects a per share reimbursement of expenses during the period by the Fund Manager. See last column.
   (b)  Annualized.

AN OVERVIEW OF THE AARP INVESTMENT PROGRAM

AARP is a nonprofit organization dedicated to addressing the needs and interests of persons aged 50 and older. It seeks through education, advocacy, and service to enhance the quality of life for all by promoting independence, dignity, and purpose. In the early 1980s, research conducted by AARP indicated that many members were not taking steps to invest adequately for their future. To encourage members to plan for their retirement and beyond, AARP decided to make available a family of mutual funds. The family of funds would provide members with a limited number of distinct investment choices that were managed by an experienced investment adviser. AARP sought an investment management firm to develop and manage the funds. After interviewing a number of investment managers, AARP selected Scudder, Stevens & Clark, Inc., who will be referred to in this prospectus as Scudder or the Fund Manager.

Who is Scudder, Stevens & Clark?

Scudder, Stevens & Clark is America's oldest independent investment counsel firm. Its founder, Theodore T. Scudder, established the profession of long-term, fee-based investment counsel in 1919 at a time when investment firms were focused on short-term, commission-based trading. In the more than 75 years that have passed since then, Scudder has grown to be one of America's largest independent investment managers. Today, Scudder manages more than $100 billion in assets for clients around the world. Scudder manages corporate funds, pension plans, and endowments for institutions, and provides an array of investment products and services for individual clients and other investors. These include the Scudder Funds, a family of no-load mutual funds; a no-load variable annuity; 401(k) Plans; and several closed-end funds.

Scudder brings decades of experience and innovation to mutual fund investing. In 1928, Scudder offered America's first no-load mutual fund. Scudder was the first company to offer an international mutual fund to U.S. investors. In 1984, Scudder was selected by AARP to develop and manage the AARP Mutual Funds.


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

                                                          Ratio of     Ratio of Net
                 Net Asset                                Operating     Investment
                  Value at                 Net Assets    Expenses to    Income to     Portfolio      Per Share
     Total         End of       Total     End of Period  Average Net   Average Net     Turnover     Reimbursement:
 Distributions     Period      Return %   ($ millions)  Assets % (a)     Assets %        Rate %    of Expenses (a):
 -------------     ------      --------   ------------  ------------     --------        ------    ----------------

   $(.65)         $38.36        23.47             692         .95          1.00         98.44               --
   (2.95)          31.74       (4.70)             683         .97           .02         79.65               --
   (1.35)          36.20        24.53             607        1.05           .22        100.63               --
   (1.17)          30.30         3.94             424        1.13           .61         89.20               --
   (2.38)          30.23        42.81             242        1.17           .90         99.62               --
   (2.12)          23.32       (26.94)            160        1.11          2.00         83.28           $ .009
    (.09)          34.17        43.62             180        1.16           .89         63.51               --
   (1.80)          23.88       (5.44)              91        1.23           .37         45.37             .044
   (1.09)          27.55        37.02             116        1.24           .62         53.61             .025
    (.28)          21.13        26.65              56        1.44          1.27         46.32               --

What are the roles of AARP and Scudder?

The AARP Investment Program from Scudder was established in accordance with criteria set by AARP. Specifically, these criteria include providing members with competitive investment performance, allowing easy access to investments, offering easy-to-understand information concerning investing, and delivering superior service. Fulfilling this mandate is the mission of AARP and Scudder. Both organizations work closely to ensure these criteria are met. Scudder provides investment management and administrative services for the AARP Funds and brings to the Program more than 75 years of investment counseling and management experience. AARP provides insight into the diversity and changing character of AARP members. Association staff closely monitor Program services and review all Program materials to ensure conformity to AARP's high standards. Members of AARP leadership also serve as Trustees for the AARP Funds.

WHAT DOES THE AARP INVESTMENT PROGRAM OFFER ME?

The Program was created to address the investment concerns of AARP members and to help you make informed investment decisions. It features several benefits that may make investing advantageous and give you greater confidence that you've made decisions appropriate for your needs:

* A Unique Family of Funds: The Program offers a range of mutual funds which recognize the needs of AARP members. Each of the AARP Funds is conservatively managed, seeking to moderate share price volatility, while seeking competitive returns. This makes the AARP Funds distinct from other mutual funds, which may seek higher returns but do not focus on reducing share price volatility.

* No Sales Fees or Commissions: Unlike most other mutual funds, the AARP Funds are pure no-loadt so you don't pay any sales fees or commissions to purchase, exchange or sell (redeem) shares. In addition, the Funds do not charge 12b-1 fees, which are a form of a sales charge that covers marketing and distribution expenses.

* No Fees to open and maintain an AARP IRA or AARP Keogh Plan account: You'll pay no separate fees to open or maintain your retirement plan account. All your money goes to work for your retirement.

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

* Low initial investment: Open an account for just $500 for each AARP Fund ($2,500 for the AARP High Quality Tax Free Money Fund) or $250 for each AARP Fund in an AARP IRA or AARP Keogh Plan account. So it's easy to get started. See page 38 of this prospectus for more information on minimum investments.

* Professional investment management by Scudder, Stevens & Clark: Scudder brings over 75 years of investment management experience to the AARP Funds.

* Responsive Service from AARP Mutual Fund Representatives: Our knowledgeable representatives are ready to answer your questions, initiate transactions or help you select the AARP Fund which meets your needs--call them toll-free. They are available Monday through Friday, from 8 a.m. to 8 p.m. Eastern time.

* Access to your investment when you need it. You'll be able to redeem your investment at no charge by simply calling toll-free or writing--your investment is not locked in. See page 41 of this prospectus for more information.

You'll also benefit from:

* Informative Communications, such as newsletters and free educational guides;
* Consolidated Monthly Statements or Quarterly AARP IRA or AARP Keogh Plan Statements;
*    Prompt transaction confirmations;
*    Special Services designed to make investing simple and convenient; and
*    AARP's commitment to represent your interests.

WHAT DO THE AARP MUTUAL FUNDS OFFER?

The nine AARP Mutual Funds offer members a choice of conservatively managed investments which vary in the potential returns and risk they offer. The Funds address four major investment needs: stability of principal, income, tax-free income and growth. Each of the AARP Mutual Funds is managed to offer you competitive returns. In addition, each AARP Fund follows a conservative investment approach which seeks to moderate share price volatility, so you can feel confident when you invest. The AARP Funds are managed with the needs of AARP investors always in mind. Other mutual funds not designed and managed for AARP investors may have higher share price volatility and have higher returns.

While the AARP Funds are conservatively managed, it is important to realize that your principal is never insured or guaranteed, and the value of your investment and your return will move up and down as market conditions change. The share price of a mutual fund, other than a money market fund, typically moves up and down on a day-to-day basis. Share price volatility reflects the level of fluctuation in the value of a Fund's shares over relatively short time periods. A mutual fund that experiences large changes in its share price on a daily basis would be considered to have high share price volatility. The AARP Funds will be managed to seek to reduce share price volatility as compared to other mutual funds or securities described in a Fund's investment objective and policies. This does not mean a Fund's share price will not be affected by market forces. Market forces may include downward and upward movements of the stock market or interest rates. The result will be upward or downward movements in the Fund's share price. For a more detailed discussion of each AARP Fund, please read the "Investment Objectives and Policies" section.

Information on each AARP Fund is included in this Prospectus, focusing on how the AARP Funds differ in their potential return and risk. Before investing, you should determine your investment objectives and personal time horizons. This will help you decide which Fund or combination of AARP Funds fits your investment needs.

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

The following is a brief summary of the diversity of investment needs the AARP Funds seek to meet. The differing nature of an investment in each Fund will affect the length of time for which you should be planning to invest.

     If you are investing for stability of principal and income:

     Consider the AARP High Quality Money Fund or the AARP High Quality Tax Free Money Fund. Each provides opportunities to meet short-term needs (1 year or less) while providing a modest level of income. Both seek to provide investors with stability of principal through a constant $1.00 share price, although this may not always be achieved. Like other money funds, the AARP Money Funds invest in short-term securities whose yields tend to follow changes in short-term interest rates. If short-term interest rates rise or fall dramatically, so could the yields of the AARP Money Funds in relatively short periods of time. Keep in mind that the two AARP Money Funds differ in that the income paid by the AARP High Quality Money Fund is taxable, whereas the income paid by the AARP High Quality Tax Free Money Fund is normally free from federal income taxes.

     If you are investing for the longer term and are interested in monthly income:

     Consider the AARP GNMA and U.S. Treasury Fund, the AARP High Quality Bond Fund or the AARP Insured Tax Free General Bond Fund. When you choose one of these conservatively managed funds, remember that both the value of your shares and the yield will change daily, generally in reaction to shifting interest rates. In most cases, as interest rates rise, the value of investments in bond funds like these tends to fall. As interest rates fall, the value of investments in these bond funds tends to rise. Investing in these Funds offers the opportunity for gain through potential appreciation in the value of your investment and from the monthly income that the investment earns. While each of these Funds is managed to attempt to moderate share price volatility, the value of your investment can decline. That's why you should be prepared to tolerate some fluctuation in the value of your investment and in the income you earn and to invest for the longer term (at least 1 year or more).

     If you are investing for the long term and you are interested in growth:

     Consider the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP Global Growth Fund or the AARP Capital Growth Fund. When you invest in one of these Funds, remember that any investment in stocks involves risk and that the value of your shares will fluctuate daily. The share price of these AARP Funds will tend to rise when the stock market rises and decline when the stock market declines. Investing in these Funds offers the opportunity for gain through potential appreciation in the value of your investment as well as from the income that the investment earns. While each of these Funds is managed to attempt to moderate share price volatility, the value of your investment can decline. That's why you should consider your investment as one that you can afford to let work for you over time--generally for a period of 3 to 5 years or more.

How is my investment managed?

The AARP Mutual Funds are managed to seek both competitive returns and to moderate share price volatility. Each of the AARP Mutual Funds is managed by a team of investment professionals at Scudder. Professional portfolio managers develop investment strategies and select securities for each AARP Fund's portfolio. They are supported by Scudder's dedicated staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. At Scudder, there has always been a strong partnership between research analysts and portfolio managers. Scudder's large


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

staff of independent research analysts helps the portfolio managers assess economic and industry trends as they make their investment decisions. Because of this emphasis on "fundamentals," the portfolio managers do not take a short-term approach to investing. Instead, they seek to add value over the long term, carefully selecting investments they believe have superior potential for achieving each Fund's objectives.

INVESTMENT OBJECTIVES AND POLICIES

The following pages provide detail on the investment objectives and policies of the nine AARP Mutual Funds. Included are each Fund's objectives, whom it is designed for, what it offers investors, what it can invest in, the risks involved, when distributions are paid and who at Scudder manages the Fund. As with any investment, there is no guarantee that the AARP Funds will successfully meet their investment objectives. Be sure to read the section titled "Other Investment Policies and Risk Factors" on page 28.

Each Trust's Trustees can modify a Fund's objectives without the approval of a majority of that Fund's shareholders. Shareholders will be informed in writing of any changes in objectives. In that event, they should consider whether the Fund is still an appropriate investment given their then current financial position and needs.

AARP HIGH QUALITY MONEY FUND

Fund Objective:

     From investments in high quality securities, the Fund is designed to provide current income. The Fund also seeks to maintain stability and safety of principal while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved.

For whom is the Fund designed?

     The Fund may be appropriate for investors who have short-term needs or who do not want the risk that accompanies investing in stocks or bonds. These include:

          * Investors creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer safety and stability.

          *    Investors  seeking  a  short-term   investment  prior  to  making
               longer-term investment choices.

          * Investors seeking money market income to meet regular day-to-day needs.

          * Investors who need immediate access to their money through free checkwriting services.

     The Fund is also available for AARP IRA, AARP SEP-IRA, and AARP Keogh Plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer current income, while maintaining stability and safety of principal. In addition, it provides a convenient way to easily access your money through checkwriting.

What does the Fund invest in?

     The Fund purchases high quality short-term securities consisting of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and their foreign branches, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions; instruments whose


                                   Prospectus
     credit has been enhanced by: banks (letters of credit), insurance companies (surety bonds), or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; municipal securities including notes, bonds and participation interests, either taxable or tax-free, as described in more detail for the AARP High Quality Tax Free Money Fund; securities with put features; and repurchase agreements.

     These securities will have remaining maturities of 397 calendar days or less, except for U.S. Government securities, which may have maturities up to 762 calendar days. The average dollar-weighted maturity of the Fund's investments is 90 days or less.

     All of the  securities  that  the  Fund  purchases,  or that  underlie  its repurchase agreements, are considered to be high quality. Generally, the Fund may purchase only securities rated, or issued by an entity with comparable securities rated, within the two highest quality rating categories of one or more rating agencies such as: Moody's Investors
     Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch Investors Service, Inc. (Fitch). Securities rated by only one agency may be purchased if the rating falls within the categories above. Unrated securities may be purchased if the Fund Manager judges them to be comparable in quality to securities described above. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies.

     All of the securities purchased are U.S. dollar-denominated. The securities must meet credit standards applied by the Fund Manager following procedures established by the Trustees. If a security ceases to be rated or is reduced below the Fund's standards, it will be sold unless the Trustees determine that disposing of the security would not be in the best interests of the Fund.

     The Fund has certain nonfundamental policies designed to maintain diversification. These policies may be changed without shareholder approval. With limited exceptions, the Fund may not invest more than 5% of its assets in the securities of a single issuer, except for U.S. Government securities. Nor may it invest more than 10% of its total assets in securities subject to unconditional puts by a single issuer.

What are the risks?

     The risk to your principal is low, since the Fund seeks to maintain a stable share price of $1.00. While the Fund has maintained a stable share price since it began in June 1985, there may be situations under which this goal cannot be achieved. The level of income you receive will be affected by movements up and down in short-term interest rates. By investing generally in highest-quality securities, the Fund may offer less income than a money market fund investing in other high-quality securities in which money market funds are allowed to invest. See "Other Investment Policies and Risk Factors."

When are distributions paid?

     Dividends are declared daily and distributed monthly to investors. Generally, net realized capital gain or loss is included in the daily declaration of income. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager Stephen L. Akers assumed responsibility for setting the Fund's investment strategy and for overseeing the Fund's day-to-day management in February 1996. Mr. Akers has been a member of the AARP High Quality Money Fund team since 1995 and has managed several other fixed-income portfolios since joining Scudder in 1984. Robert T. Neff, Portfolio Manager, focuses on securities selection and assists with the


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                                       13
     creation and implementation of investment strategy for the Fund. Mr. Neff joined Scudder in 1972 and has more than 20 years of experience managing short-term fixed-income assets. Debra A. Hanson, Portfolio Manager, assists with the development and execution of investment strategy and has been with Scudder since 1983. K. Sue Cote, Portfolio Manager, joined Scudder in 1983 and has over 10 years of experience in the investment industry.

AARP HIGH QUALITY TAX FREE MONEY FUND

Fund Objective:

     From investments in high quality municipal securities, the Fund is designed to provide current income free from federal income taxes. The Fund also seeks to maintain stability and safety of principal, while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved.

For whom is the Fund designed?

     The Fund may be appropriate for investors in high tax brackets who have short-term investment needs or who do not want the risk that accompanies investing in stocks or bonds. These include:

          * Investors creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer safety and stability.

          *    Investors  seeking  a  short-term   investment  prior  to  making
               longer-term investment choices.

          * Investors seeking tax free money market income to meet regular day-to-day expenses.

          * Investors who need immediate access to their money through free checkwriting services.

     This Fund is not available for AARP IRA, AARP SEP-IRA or AARP Keogh Plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer current income free from federal income tax, while providing you with stability and safety of principal. Depending on your tax bracket, the after-tax income from the Fund may be higher than from a taxable investment of comparable quality and risk. In addition, it provides a convenient way to easily access your money through checkwriting.

What does the Fund invest in?

     The Fund invests in high-quality, short-term municipal securities. These securities will have remaining maturities of 397 calendar days or less. The average dollar-weighted maturity of its investments is 90 days or less. These municipal securities may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia. Interest from these securities is, in the opinion of the issuer's bond counsel, exempt from federal income taxes. The Fund has no current intention to invest in securities whose income is subject to federal income tax, including the individual alternative minimum tax (AMT).

     Municipal securities may include municipal notes such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes; municipal bonds, which include general obligation bonds secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; and revenue bonds (including private activity bonds), which are generally paid from the revenues of a particular facility, a specific excise tax, or other source. The Fund's municipal


                                   Prospectus
     investments may also include participation interests in bank holdings of municipal securities, municipal lease obligations, securities with variable or floating interest rates, demand obligations, and tax-exempt commercial paper. The Fund may also purchase securities on a "when-issued" or "forward delivery" basis, and may enter into stand-by commitments, which are securities that may be sold back to the seller at the Fund's option.

     All of the securities that the Fund purchases, or that underlie its repurchase agreements, are considered to be high quality. These securities are generally rated or issued by an issuer rated within the two highest quality ratings of two or more rating agencies such as: Moody's (Aaa and Aa, M1G1 and M1G2, and P1), S&P (AAA and AA, SP1+ and SP1, A1+ and A1) and Fitch (AAA and AA, F1 and F2). The Fund may purchase a security rated by only one rating agency if it meets the above rating standards. An unrated security may be purchased if the Fund Manager judges it to be of comparable quality to securities described above. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies.

     Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities.

     As a fundamental policy, under normal circumstances, at least 80% of the Fund's net assets will be invested in tax-exempt securities. Up to 20% of the Fund's net assets may be invested in taxable securities. For defensive purposes, or if unusual circumstances make it advisable, the Fund may purchase U.S. Government securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund's investment in taxable securities may exceed 20% when the Fund Manager deems such a position advisable in light of economic or market conditions.

     All of the securities purchased are U.S. dollar-denominated. The securities must meet credit standards applied by the Fund Manager, following procedures established by the Trustees. If a security ceases to be rated, or its rating is reduced below the Fund's standard, it will be sold unless the Trustees determine that disposing of the security would not be in the best interests of the Fund. As a matter of nonfundamental policy, which may be changed without a shareholder vote, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in securities subject to puts from any one issuer.

What are the risks?

     The risk to your principal is low, since the Fund seeks to maintain a stable share price of $1.00. While the Fund has maintained a stable share price since it began operating as a tax-free money fund in August 1991, there may be situations under which this goal cannot be achieved. The level of income you receive will be affected by movements up and down in short-term interest rates. By investing generally in highest-quality securities, the Fund may offer less income than a money market fund investing in other high-quality securities in which money market funds are allowed to invest. See "Other Investment Policies and Risk Factors."

Will I be subject to taxes on this fund?

     All income distributed by the Fund is expected to be exempt from federal income taxes. However, income may be subject to state and local income taxes. Each year you will be provided with a breakdown of the Fund's investments on a state by state basis so that you can determine your state and local income tax liability. Your state or local Department of Revenue or tax advisor can answer questions regarding taxability of distributions. Should there be any income from taxable securities, it would not be exempt from federal income taxes.

                                   Prospectus

When are distributions paid?

     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30 and is usually taxable. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager K. Sue Cote has been responsible for setting the Fund's investment strategy and has overseen the Fund's day-to-day management since 1991. Ms. Cote joined Scudder in 1983 and has over 10 years of experience in the investment industry. Donald C. Carleton, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. Mr. Carleton has more than 20 years' experience in tax-free investing and has been at Scudder since 1983.

AARP GNMA AND U.S. TREASURY FUND

Fund Objective:

     To produce a high level of current income and to keep the price of its shares more stable than that of a long-term bond. The Fund pursues this objective by investing principally in U.S. Government-guaranteed GNMA securities and U.S. Treasury obligations.

For whom is the Fund designed?

     The Fund is suitable for conservative investors who want high current income but want a degree of protection from bond market price risk. Investors should be seeking to invest for the longer term and be comfortable with fluctuation in the value of their principal.

     The Fund is also available for AARP IRA, AARP SEP-IRA, and AARP Keogh Plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer current income from a portfolio of high-quality securities. The level of income should generally be higher than available from fixed-price money market mutual funds, government-insured bank accounts and fixed-rate, government-insured CDs. By including short-term U.S. Treasury securities in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many GNMA mutual funds, although its yield may be lower.

What does the Fund invest in?

     The Fund invests principally in U.S. Treasury bills, notes, and bonds, and other securities issued or backed by the full faith and credit of the U.S. Government. These include Government National Mortgage Association (GNMA) securities. GNMA securities represent part ownership of a pool of U.S. Government-guaranteed mortgage loans each of which is insured by the Federal Housing Administration or guaranteed by the Veterans Administration. Each pool of mortgages is also guaranteed by GNMA as to the timely payment of principal and interest (regardless of whether the mortgagors actually make their payments). This guarantee by GNMA represents the full faith and credit of the U.S. Government. However, this guarantee is not related to the Fund's yield or the value of shareholders' investments, which will fluctuate daily.

     The maturities and types of securities held by the Fund may vary with current market conditions. At any time, the Fund may invest a substantial portion of its assets in securities of a particular maturity. With GNMA


                                   Prospectus
     securities, principal is paid back to the Fund over the life of the bond, rather than at maturity. The Fund will receive monthly scheduled payments of principal and interest and may receive unscheduled principal payments resulting from prepayments of the underlying mortgages. The Fund may realize a gain or loss upon receiving principal payments. The Fund typically reinvests all payments and prepayments of principal in additional GNMA securities or other U.S. Government-guaranteed securities. The Fund may also purchase "when-issued" securities and invest in repurchase agreements.


What are the risks?

     The Fund is not a fixed price money market fund, so the value of its shares will fluctuate up and down with changes in interest rates and other market conditions. The level of income you receive will be affected by movements up or down in interest rates. Like bonds, the value of mortgage-backed securities decreases when interest rates rise. However, when interest rates fall their value may not rise as much as does the value of bonds because of the anticipation of prepayment of the underlying mortgages. This prepayment may expose the Fund to a lower rate of return upon reinvestment. Thus, the prepayment rate may also tend to limit any increase in net asset value. See "Other Investment Policies and Risk Factors."

How does the Fund seek to manage risk?


     The Fund actively seeks to reduce fluctuation, or price volatility to your principal, by investing in a combination of short-, intermediate-, and long-term securities. The Fund may also, on occasion, use portfolio management techniques to seek to reduce volatility. These techniques, which are subject to applicable regulatory guidelines, may include limited transactions in financial futures contracts and related option transactions which are unrated (see "Other Investment Policies and Risk Factors"). The Fund may write (sell) covered call options to enhance investment returns. These techniques will be entered into to reduce risk, but such techniques involve risks themselves and under certain conditions may reduce current income.


When are distributions paid?

     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager David H. Glen has been responsible for setting the Fund's investment strategy and overseeing security selection for the Fund's portfolio since its inception in 1985. Mr. Glen has 15 years' experience in finance and investing. Mark S. Boyadjian, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. Mr. Boyadjian joined the Fund's team in 1995 and has been involved in investment management since joining Scudder in 1989.

AARP HIGH QUALITY BOND FUND

Fund Objective:

     Consistent with investments primarily in high quality securities, the Fund seeks to provide a high level of income and to keep the value of its shares more stable than that of a long-term bond.

                                   Prospectus

For whom is the Fund designed?

     The Fund is suitable for investors who want high current income with moderate risk from a high quality portfolio. Investors should be seeking to invest for the longer term (at least 1 year or more) and be comfortable with fluctuation in the value of their principal.

     The Fund is also available for AARP IRA, AARP SEP-IRA, and AARP Keogh Plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer a high level of current income from a portfolio of high-quality securities. Normally the level of return should be higher than that available from the AARP GNMA and U.S. Treasury Fund, with greater fluctuation in the value of your principal.

     By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many long-term bond funds, although its yield may be lower.

What does the Fund invest in?

     Under normal circumstances, at least 65% of the assets of the Fund are invested in U.S. Government, corporate and other fixed-income securities. All the Fund's securities will be rated or judged by the Fund Manager to be the equivalent of those rated in the three highest rating categories of Moody's (Aaa, Aa, and A) or S&P (AAA, AA, and A) and at least 65% of the
     Fund's assets must be in securities rated in the two highest rating categories by Moody's or S&P.


     The Fund may invest in any investment eligible for the AARP GNMA and U.S. Treasury Fund. It may also purchase corporate notes and bonds, including convertible issues, and obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government. Additionally, the Fund may also purchase obligations of international agencies, U.S. dollar-denominated foreign debt securities, mortgage-backed and other asset-backed securities, and money market instruments such as commercial paper, banker's acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may also purchase "when-issued" securities and invest in repurchase agreements.


     The Fund will invest in a broad range of short-, intermediate- and long-term securities. The maturities and types of securities held by the Fund will vary with current market conditions. The Fund may have a substantial portion of its assets in securities of a particular maturity. The non-governmental investments of the Fund will be spread among a variety of companies and will not be concentrated in any one industry.

What are the risks?

     The Fund is not a fixed price money market fund, so the value of its shares will fluctuate up and down with changes in interest rates and other market conditions. Due to the greater market price risk of the securities in which it invests, the Fund may have a more variable share price than the AARP GNMA and U.S. Treasury Fund. See "Other Investment Policies and Risk Factors."

     The level of income  provided  will be affected by movements up and down in
     interest  rates.  Also,  income  from  high-quality   securities  the  Fund
     purchases may be lower than income from lower-quality securities.

How does the Fund seek to manage risk?

     The Fund actively seeks to reduce fluctuation, or the price volatility of your investment, by investing in securities with varying maturities. Also, the Fund may use approved portfolio management techniques, if appropriate,


                                   Prospectus
     such as limited transactions in financial futures contracts and related option transactions which are unrated (see "Other Investment Policies and Risk Factors"). The Fund may write (sell) covered call options to enhance investment returns. These techniques will be entered into to reduce risk, but such techniques involve risks themselves and under certain conditions may reduce current income.


When are distributions paid?

     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager David H. Glen has set the Fund's overall investment strategy and has overseen its day-to-day operations since 1995. Mr. Glen, who started at Scudder in 1982 and has been a portfolio manager since 1985, has 15 years' experience in finance and investing. William M. Hutchinson, Portfolio Manager, who is also responsible for implementing the Fund's strategy, has been involved with the Fund since 1987. Mr. Hutchinson joined Scudder in 1986 as a portfolio manager and has over 20 years of investment experience. Stephen A. Wohler, Portfolio Manager, focuses on securities selection for the Fund. Mr. Wohler joined Scudder in 1979 as a portfolio manager and has over 15 years' experience managing fixed-income investments.

AARP INSURED TAX FREE GENERAL BOND FUND

Fund Objective:

     From a portfolio consisting primarily of municipal securities covered by insurance, the Fund seeks to provide high income free from federal income taxes and to keep the value of its shares more stable than that of a long-term municipal bond.

For whom is the Fund designed?

     The Fund is suitable for investors in higher tax brackets who want high income free from federal income taxes. Investors should invest for the longer term (at least 1 year or more) and be comfortable with fluctuation in the value of their principal.

     The Fund is not available for AARP IRA, AARP SEP-IRA, and AARP Keogh Plan accounts.

What does the Fund offer to investors?

     The Fund is designed to offer high income free from federal tax. Depending on an investor's tax bracket, the after-tax income from the Fund may be higher than from a taxable investment of comparable quality and risk. The Fund will typically pay higher income than the AARP High Quality Tax Free Money Fund, although yield and principal value will fluctuate up and down with market conditions. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term municipal bonds or many long-term municipal bond funds, although its yield may be lower.

     The Fund is one of a distinct group of tax-free mutual funds with insurance on the majority of its investments. Insurance on its securities protects the Fund against loss from default by the municipal issuer. However, it does not protect the investor from fluctuation in the yield or share price.

                                   Prospectus

What does the Fund invest in?


     The Fund invests primarily in a mix of short-, intermediate-, and long-term municipal securities that are insured against default by private insurers.


     The municipal securities purchased by the Fund will be only high-grade securities or repurchase agreements on such securities. These may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia to raise money for public purposes. Interest from these securities is, in the opinion of the issuer's bond counsel, exempt from federal income taxes. The Fund has no current intention of investing in securities whose income is subject to federal income tax, including the individual alternative minimum tax (AMT).
     However, under unusual circumstances, the Fund may invest in taxable securities for defensive purposes or to benefit from disparities in the financial markets.


     Municipal securities may include municipal notes, municipal bonds, municipal lease obligations, participation interests in bank holdings of municipal securities, securities with variable or floating interest rates, demand obligations, and tax-exempt commercial paper. The Fund may purchase securities on a "when-issued" or "forward delivery" basis, and may enter into stand-by commitments in which securities may be sold back to the seller at the Fund's option. Also, the Fund may use approved portfolio techniques, if appropriate, such as limited use of financial futures contracts and related options transactions (see "Other Investment Policies and Risk Factors").


What portion of the securities is insured?

     At least 65% of the Fund's assets are fully insured by private insurers as to payment of face value and interest to the Fund, when due. If uninsured securities or securities not directly or indirectly backed or guaranteed by the U.S. Government are purchased and expected to be held for 60 days or more, insurance will be obtained within 30 days to ensure that 65% of the Fund's assets are insured by the issuer or arranged for by the Fund. If at least 65% of its assets are not insured securities, the Fund will obtain insurance for a portion of its U.S. Government guaranteed or backed securities so that the 65% standard is achieved.

What are the risks?


     The Fund is not a fixed price money market fund, so the value of its shares will move up and down as interest rates and other market conditions change. The level of income you receive will be affected by movements up and down in interest rates. Income from the high-quality securities which the Fund purchases may be lower than the income from lower-quality securities. See "Other Investment Policies and Risk Factors."


How does the Fund seek to manage risk?

     The Fund actively seeks to manage fluctuation, or the price volatility of your investment, by investing in securities of varying maturities. The Fund may also use approved portfolio management techniques.

     Insurance on the securities held by the Fund protects the Fund as to default by the municipal issuer. It does not protect an investor from fluctuation in the Fund's yield or value per share, which change daily.
     Insurance also involves a cost to the Fund which will reduce yield. Historically, the yields on insured securities have been attractive in comparison to the yields on uninsured securities of comparable quality. There can be no assurance, however, that this relationship will continue. Moreover, to the extent the Fund must purchase insurance on U.S. Government securities, this will involve a cost to the Fund while not increasing the


                                   Prospectus
     quality rating since U.S. Government-guaranteed or backed securities are already high quality. Although the financial condition of each insurer of its securities is periodically reviewed by the Fund, there can be no guarantee that insurers can honor their obligations under all circumstances. See "Other Investment Policies and Risk Factors."

Will I be subject to taxes on this fund?

     All income distributed by the Fund is expected to be exempt from federal income taxes. However, income may be subject to state and local income taxes. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities. As a fundamental policy, under normal circumstances, at least 80% of the Fund's net assets will be invested in federally tax-exempt securities. Up to 20% of the Fund's net assets may be invested in federally taxable securities. For defensive purposes, or if unusual circumstances make it advisable, the Fund may purchase U.S. Government securities and repurchase agreements collateralized by such securities. For temporary defensive purposes, the Fund's investment in federally taxable securities may exceed 20%. Each year you will be provided with a breakdown of the Fund's investments on a state by state basis so that you can determine your state and local income tax liability. Your state or local Department of Revenue or tax advisor can answer questions regarding the taxability of distributions.

     In the event there is income from taxable securities, it would not be exempt from federal income taxes. In addition, any capital gains earned by the Fund are usually taxable.

When are distributions paid?

     Dividends are declared daily and distributed monthly to investors. Any net realized capital gain typically will be distributed annually after September 30 and is usually taxable. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager Donald C. Carleton has been responsible for setting the Fund's investment strategy and has overseen the Fund's day-to-day management since 1990. Mr. Carleton has over 20 years' experience in tax-free investing. Philip G. Condon, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. Mr. Condon has been with Scudder since 1983 and has more than 17 years of investment experience.

AARP BALANCED STOCK AND BOND FUND

Fund Objective:

     To seek to provide long-term growth of capital and income while attempting to keep the value of its shares more stable than other balanced mutual funds. The Fund pursues these objectives by investing in a combination of stocks, bonds, and cash reserves.

For whom is the Fund designed?

     This Fund is suitable for conservative investors who are seeking long-term growth of their assets, but want less risk than an investment solely in stocks. Investors should invest for the longer term (at least 3 years or more) and be comfortable with the value of their principal fluctuating up and down. The Fund is also available for AARP IRA, AARP SEP-IRA, and AARP Keogh Plan accounts.

                                   Prospectus

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal through a single investment combining stocks, bonds, and cash reserves. Growth will come from possible appreciation in the value of common stocks and other equity investments. Bonds and other fixed-income investments provide current income and may, over time, help reduce fluctuation in the Fund's share price. Through a broadly diversified portfolio consisting primarily of stocks with above average dividend yields and investment-grade bonds, the Fund seeks to offer less share price volatility than many balanced mutual funds. The Fund should typically have less risk and a lower return than the AARP Growth and Income Fund, the AARP Global Growth Fund and the AARP Capital Growth Fund.

     The Fund does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed-income investments are expected to occur in generally small increments. On occasion, the Fund will adjust its investment mix. The Fund Manager will do so after analyzing factors such as the level and direction of interest rates, capital flows, inflationary expectations, anticipated growth of corporate profits, and the financial climate worldwide.

What does the Fund invest in?

     The Fund seeks to manage fluctuation by investing in a broadly diversified mix of equity securities, bonds, and cash reserves. The Fund may invest up to 70% of its assets in equity securities (stocks). At least 30% of the Fund will be in investment-grade fixed-income securities and cash reserves. For temporary defensive purposes, the Fund may invest without limit in money market and short-term instruments when the Fund Manager deems such a position advisable in light of economic or market conditions. These include commercial paper, bankers' acceptances, certificates of deposit issued by domestic and foreign branches of U.S. banks, and repurchase agreements.

     Equity securities consist of common stocks, securities convertible into common stocks, and preferred stocks. A research-oriented approach to investing is used by the Fund, taking advantage of Scudder's large research department. The Fund emphasizes securities of companies that offer the opportunity for capital growth and growth of earnings while providing dividends. The Fund will generally invest in companies domiciled in the U.S.; it may invest, however, in foreign securities without limit.

     All of the Fund's debt securities will be investment-grade, i.e., rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, or deemed of comparable quality by the Fund's Manager. At least 75% of these will be securities rated within the three highest quality ratings of Moody's (Aaa, Aa and A) or S&P (AAA, AA, and A) or those the Fund Manager judges are of equivalent quality (high-grade). Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities and are regarded as having adequate capacity to repay principal and pay interest. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. If the rating agencies downgrade a security, the Fund Manager will determine whether to keep it or eliminate it based on the best interests of the Fund. The Fund does not purchase securities rated below investment-grade, commonly known as junk bonds.

     The Fund can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. The Fund may also invest in U.S. Government securities, obligations of federal agencies, and instruments not backed by the full faith and credit of the U.S. Government. The latter include obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation.


                                   Prospectus

     The Fund may also invest in obligations of international agencies, U.S. and non-U.S. dollar denominated foreign debt securities, mortgage-backed and other asset-backed securities, municipal obligations, zero-coupon securities, and restricted securities issued in private placements.


     The Fund may make limited use of financial futures contracts and related options and may also invest in forward foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment returns and may purchase and sell options on stock indices for hedging purposes. It may also invest in securities on a "when-issued" or forward delivery basis.


What are the risks?

     The risk to principal is consistent with an investment primarily in stocks and bonds. The value of shares will fluctuate up and down with changes in interest rates and other market conditions. Investors should focus on the longer-term and be comfortable with fluctuation in the value of their principal.

     The level of income will be affected by movements up and down in interest rates and by dividends paid on the stocks held by the Fund. See "Other Investment Policies and Risk Factors."

When are distributions paid?

     Dividends from the Fund's net ordinary income are distributed quarterly in March, June, September and December. Any net realized capital gain typically will be distributed annually after September 30. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager Robert T. Hoffman is responsible for managing the stock portion of the Fund. Mr. Hoffman, who joined Scudder in 1990, has 10 years of experience in the investment industry. William M. Hutchinson, Portfolio Manager, is responsible for the bond portion of the Fund. Messrs. Hutchinson and Hoffman have been Portfolio Managers for the Fund since it commenced operations on February 1, 1994. Benjamin W. Thorndike, Portfolio Manager, focuses on asset allocation strategy and stock selection. Mr. Thorndike, who has more than 15 years of investment experience, joined Scudder in 1986.

AARP GROWTH AND INCOME FUND

Fund Objective:

     From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth and income, and to keep the value of its shares more stable than other growth and income mutual funds.

For whom is the Fund designed?

     The Fund is suitable for investors who are seeking long-term growth of their assets to keep ahead of inflation. Investors should invest for the longer-term (at least 3 years or more) and be comfortable with fluctuation to their principal that is associated with investing in stocks.

     The Fund is also available for AARP IRA, AARP SEP-IRA, and AARP Keogh Plan accounts.

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal with some income. This growth will come from possible appreciation in the value of shares, as well as quarterly dividend distributions if they are reinvested


                                   Prospectus
     in additional shares of the Fund. Dividends can also produce current income for investors. Through a broadly diversified portfolio consisting primarily of stocks with above average dividend yields, the Fund seeks to offer less share price volatility than many growth and income funds. The Fund should offer a greater opportunity for share price appreciation, over time, with less income and with greater share price fluctuation than the AARP Balanced Stock and Bond Fund.

What does the Fund invest in?

     The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund may also invest in preferred stock. The Fund emphasizes securities of companies that offer the opportunity for capital growth and growth of earnings while providing dividends. A research-oriented approach to investing is used by the Fund, taking advantage of Scudder's large research department.

     The Fund will invest in a variety of industries and companies. Generally, the Fund will invest in companies domiciled in the United States. It may invest, however, in foreign securities without limit. Also, the Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors."

     The Fund's policy is to remain substantially invested in stocks and securities convertible into stocks. However, for temporary defensive purposes, the Fund may invest without limit in high quality money market securities when the Fund Manager deems such a position advisable in light of economic or market conditions. These include U.S. Treasury bills, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and repurchase agreements.

What are the risks?

     The risk to principal is consistent with an investment in stocks. The stock market doesn't go up every year, and can rise and fall--sometimes quite dramatically over a short period of time. Investors should focus on the longer term (at least 3 years or more) and be comfortable with fluctuation in the value of their principal. See "Other Investment Policies and Risk Factors."

     The level of income you receive will be affected by dividends paid on the securities held by the Fund.

When are distributions paid?

     Dividends from the Fund's net ordinary income are distributed quarterly in March, June, September and December. Any net realized capital gain typically will be distributed annually after September 30. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Fund's stock investment strategy and has overseen the Fund's day-to-day management since 1991. Mr. Hoffman, who joined Scudder in 1990, has 10 years of experience in the investment industry. Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has more than 15 years of investment experience, joined Scudder and the Fund in 1986. Kathleen T. Millard, Portfolio Manager, focuses on stock investing strategy and stock selection. Ms. Millard has worked in the investment industry since 1983 and at Scudder since 1991. Lori Ensinger, Portfolio Manager, joined the Fund in 1996 and focuses on stock selection and investment strategy. Ms. Ensinger has worked in the investment industry since 1983 and at Scudder since 1993.
     G. Todd  Silva,  Portfolio  Manager,  has  focused on stock  selection  and


                                   Prospectus
     investment strategy since joining the Fund in 1996. Mr. Silva, who joined Scudder in 1993, has over 6 years of investment experience.

AARP GLOBAL GROWTH FUND

Fund Objective:


     From investments primarily in equity securities of corporations worldwide, the Fund seeks to offer long-term capital growth in a globally diversified portfolio, and to keep the value of its shares more stable than other global equity funds.


For whom is the Fund designed?

     This new Fund, which commenced operations on February 1, 1996, is suitable for investors who want to add worldwide equity opportunities to their portfolio. The Fund is designed for investors seeking long-term growth of their principal. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down. The Fund is also available for AARP IRA, AARP SEP-IRA, and AARP Keogh Plan accounts.

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. It also offers the opportunity for investors to further diversify their portfolios which could help to lower their overall risk.

     Global investing takes advantage of the investment opportunities created by the growing integration of economies around the world. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products and raise capital. The Fund affords investors access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

     Because the Fund's portfolio invests globally, it provides the potential to augment returns available from the U.S. stock market. In addition, since U.S. and foreign markets do not always move in step with each other, a global portfolio will be more diversified than one invested solely in U.S. securities.

     Investing  directly in foreign  securities is usually  impractical for most investors because it presents complications and extra costs. Investors often find it difficult to arrange purchases and sales, to obtain current information, to hold securities in safekeeping and to convert the value of their investments from foreign currencies into dollars. The Fund manages these problems for the investor. With a single investment, the investor has a diversified worldwide investment portfolio which is managed actively by experienced professionals. Scudder has had many years of experience investing globally and dealing with trading, custody and currency transactions around the world. Scudder has the benefit of information it receives from worldwide research and believes the Fund affords investors an efficient and cost-effective method of investing worldwide.


     Through a broadly diversified portfolio consisting primarily of stocks of established companies which are incorporated in the U.S. or in foreign countries, and applying a strategy of relatively low portfolio turnover, the Fund seeks to offer less share price volatility than many global growth funds. However, in pursuing long-term growth, the Fund typically will have more share price fluctuation than other AARP Funds, except the AARP Capital Growth Fund. See "What are the risks?" below. Growth will come primarily



                                   Prospectus
     from possible appreciation in the value of shares. The Fund is not expected to provide regular income.

What does the Fund invest in?

     The Fund will invest in securities of companies that the Fund Manager believes will benefit from global economic trends, promising technologies or products and changing geopolitical, currency or economic relationships. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries. Typically it is expected that the Fund will invest in a wide variety of regions and countries, including both foreign and U.S. issues. Under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. However, the Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues. For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances and other debt securities, such as U.S. Government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

     The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock. Also, fixed-income securities of governments, government agencies, supranational agencies and companies may be used when Scudder believes the potential for appreciation for these investments will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be exclusively investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or those of equivalent quality as determined by Scudder. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

     The Fund may invest in zero coupon securities and closed-end investment companies holding foreign securities. The Fund may make limited use of financial futures contracts and related options and may also invest in forward foreign currency exchange contracts. The Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors."

What is Scudder's international investing experience?


     Scudder has been a leader in international investment management for over 40 years. In 1953, Scudder introduced Scudder International Fund, the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. Today, Scudder manages over $22 billion in assets invested in foreign markets.


What are the risks?

     The risk to principal is consistent with the Fund's objective of seeking long-term growth through global investing. Global investing involves economic and political considerations not typically found in U.S. markets.

     The Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a


                                   Prospectus
     low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated: The strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Investors should focus on the longer term (at least 5 years or more) and be comfortable with fluctuation to the value of their principal. Because of the Fund's global investment policies and the investment considerations discussed above, investment in shares of the Fund should be considered as part of a broadly diversified portfolio. See "Other Investment Policies and Risk Factors."

When are distributions paid?

     Any dividends typically will be distributed in December. Any net realized capital gain typically will be distributed annually after September 30. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     William E. Holzer is the Lead Portfolio Manager for the Fund. Mr. Holzer has day-to-day responsibility for setting the Fund's worldwide strategy and investment themes. Mr. Holzer has over 20 years' experience in global investing and joined Scudder in 1980. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976. Alice Ho, Portfolio Manager, is also responsible for implementing the Fund's strategy. Ms. Ho, who joined Scudder in 1986 as a member of the institutional and private investment counsel area, has worked as a portfolio manager since 1989.

AARP CAPITAL GROWTH FUND

Fund Objective:

     From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth, and to keep the value of its shares more stable than other capital growth mutual funds.

For whom is the Fund designed?

     The Fund is suitable for investors seeking high long-term growth of their principal. Investors should invest for the longer term (at least 5 years or more) and be comfortable with the value of their principal fluctuating up and down. The Fund is also available for AARP IRA, AARP SEP-IRA, and AARP Keogh Plan accounts.

What does the Fund offer to investors?

     The Fund offers the opportunity for long-term growth of principal. This growth will come primarily from possible appreciation in the value of shares. The Fund is not expected to provide regular income.

     In pursuing long-term growth, the Fund will typically have more share price fluctuation than the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund and AARP Global Growth Fund.

     Through a broadly diversified portfolio consisting primarily of high quality, medium- to large-sized companies with strong competitive positions in their industries, the Fund seeks to offer less share price volatility than many growth funds.

                                   Prospectus

What does the Fund invest in?

     The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund may also invest in preferred stocks. The Fund's policy is to remain substantially invested in these securities.

     In seeking capital growth, the Fund will invest in stocks which will offer above-average potential for long-term growth of market value as represented by the Standard & Poor's 500 Composite Stock Price Index. A research-oriented approach to investing is used by the Fund, taking advantage of Scudder's large research department. The Fund will invest in a variety of industries and companies. Generally, the Fund will invest in companies domiciled in the U.S. It may invest, however, in foreign securities without limit. Also, the Fund may write (sell) covered call options to enhance investment return, and may purchase and sell options on stock indices for hedging purposes. See "Other Investment Policies and Risk Factors."


     For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. Government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.


What are the risks?


     The risk to principal is consistent with the Fund's objective of seeking long-term growth. The Fund generally has greater share price fluctuation than the other AARP Funds. The stock market doesn't go up every year, and can rise and fall--sometimes quite dramatically over a short period of time. Some of the securities selected may have above-average stock market risk. Investors should focus on the longer term (at least 5 years or more) and be comfortable with fluctuation to the value of their principal. See "Other Investment Policies and Risk Factors."


When are distributions paid?

     Any dividends typically will be distributed in December. Any net realized capital gain typically will be distributed annually after September 30. See page 33 for additional information on distributions and taxes.

Who at Scudder manages my investment?

     Lead Portfolio Manager William F. Gadsden has set the Fund's overall investment strategy since 1994 and has been part of the Fund's day-to-day management since 1989. He has 14 years of investment industry experience and joined Scudder in 1983. Bruce F. Beaty, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. He has 15 years of investment industry experience and joined Scudder in 1991.

OTHER INVESTMENT POLICIES AND RISK FACTORS

Below are some detailed descriptions of several types of securities and investment techniques referred to in this prospectus.

Maintaining $1.00 Constant Share Price in Money Funds

The AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund attempt to maintain a constant net asset value per share. To do so, they operate in accordance with a rule of the Securities and Exchange Commission (SEC) that


                                   Prospectus
requires all assets to be cash, cash items, and high-quality U.S. dollar-denominated investments having a remaining maturity of generally not more than 397 calendar days from the date of purchase. The AARP High Quality Money Fund, however, may invest in U.S. Government securities having maturities of up to 762 calendar days. The SEC also requires that the average dollar-weighted maturity of these Funds not exceed 90 days.

When-Issued Securities


All AARP Funds, except the AARP Growth and Income Fund, the AARP Global Growth Fund, and the AARP Capital Growth Fund, may purchase securities on a when-issued or forward delivery basis. That means payment and delivery of the security will be at a later date. The price and yield are generally fixed on the date of commitment to purchase. The Fund does not earn interest before delivery of the security. At the time of settlement, the market value of the security may be more or less than the purchase price.


Repurchase Agreements

This is an agreement under which a Fund may buy one or more U.S. Government obligations which the seller simultaneously agrees to repurchase at a specified time and price. The Fund can earn income for periods as short as overnight. Such an agreement may enhance liquidity since it is normally a short-term commitment. If the seller under a repurchase agreement becomes insolvent, the Fund's right to sell the securities may be restricted. Also, the value of such securities may decline before the Fund can sell them. The Fund might also incur transaction costs by selling the securities.

Each of the AARP Funds may enter into repurchase agreements only with Federal Reserve member banks or broker-dealers recognized as reporting government securities dealers.

Mortgage and other asset-backed securities

The AARP GNMA and U.S. Treasury Fund, the AARP High Quality Bond Fund, and the AARP Balanced Stock and Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, the AARP High Quality Bond Fund and the AARP Balanced Stock and Bond Fund may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association
(FNMA), which are not guaranteed by the U.S. Government. Moreover, the Funds may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

The AARP High Quality Bond Fund and the AARP Balanced Stock and Bond Fund may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution.

                                   Prospectus

Zero Coupon Securities

The AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

Foreign Securities

Each of the Funds in the AARP Growth Trust and the AARP High Quality Bond Fund may invest without limit in foreign securities.

Investments in foreign securities may benefit a Fund by providing access to different markets and opportunities. It may also help to reduce risk by increasing diversification. However, foreign securities involve special considerations. Brokerage costs are higher. Information about foreign securities is more limited. Foreign companies or securities often have different and less stringent government regulations, different accounting standards, slower settlement of transactions, and more limited and volatile trading markets.

Investments in foreign securities may also involve other risks. These include possible imposition of withholding, confiscatory and other taxes; possible currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; and the difficulty of enforcing obligations in other countries. A Fund may incur currency conversion costs of purchases made in foreign currencies. There may also be favorable or unfavorable consequences from the changes in the value of foreign currencies against the U.S. dollar.

Derivatives

The following descriptions of Forward Foreign Currency Exchange Contracts, Options Transactions, Futures Contracts and Related Options discuss the types of derivatives in which certain of the AARP Funds may invest.

Forward Foreign Currency Exchange Contracts

Each of the Funds in the AARP Growth Trust may enter into forward foreign currency exchange contracts. These contracts, which involve costs, permit the funds to purchase or sell a specific amount of a particular currency at a specified price on a specified future date. They may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest.

A Fund will realize a benefit only to the extent that the relevant currencies move as anticipated. If the currencies do not move as anticipated, the use of these contracts may result in losses greater than if they had not been used.

Options Transactions

In an attempt to enhance investment returns, Funds in the AARP Growth Trust and the AARP Income Trust may each write covered call options. These are agreements to sell a particular security in the Fund's portfolio at a specified price on or before the expiration date of the option. Covered call options may be written on portfolio securities worth up to 25% of the Fund's net assets.

There are risks associated with writing covered options. These include the possible inability to make closing transactions at favorable prices or because an exercise notice has been received. The Funds also risk giving up appreciation on the underlying security in excess of the exercise price.

                                   Prospectus

Each of the Funds in the AARP Growth Trust may purchase and sell exchange-traded options on stock indices. In addition, these Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. Over-the-counter options may be more difficult to terminate than exchange-traded options. They are frequently illiquid, and involve counterparty credit risk. The Fund Manager will engage in such transactions to hedge against unfavorable price movements which can adversely affect the value of the Fund's securities or securities the Fund intends to buy. These transactions involve risk, including the risk that market prices may move in unanticipated directions or will not correlate well with a Fund's portfolio, causing a Fund to lose the value of the option premium and to fail to realize any benefit from the transaction. Further, a closing transaction may not be available when a Fund wishes to close out a transaction.

Futures Contracts and Related Options


To a limited extent, the Funds in the AARP Income Trusts and the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may enter into financial futures contracts including futures contracts on securities indices, may purchase and write related put and call options, and may engage in related closing transactions. These techniques are used to attempt to protect against adverse effects of interest rates changes or currency changes in the case of the AARP Global Growth Fund. For example, a particular index-based futures contract may be used when the Fund Manager believes that correlation exists between price movements in an index-based futures contract and securities in a Fund's portfolio. Such correlation is not likely to be perfect. That is because a Fund's portfolio is not likely to contain the same securities used in the index.


The margin deposits for futures contracts and premiums paid for related options may not be more than 5% of a Fund's total assets. These transactions require a Fund to segregate assets (such as liquid securities and cash) to cover contracts that would require it to purchase securities. These transactions also result in brokerage costs.


These techniques involve some risk. A Fund may be precluded from realizing a benefit from favorable price movements in the related portfolio position of the Fund and could lose the expected benefit of the transactions if interest rates or currency changes in the case of AARP Global Growth Fund, move in an unanticipated manner. To the extent that the Fund Manager's view of market movements is incorrect, the use of such instruments may result in losses greater than if they had not been used. In addition, if the AARP Insured Tax Free General Bond Fund purchases futures contracts on taxable securities or indices of such securities, their value may not fluctuate in proportion to the value of the Fund's securities. This would limit that Fund's ability to hedge effectively against interest rate risk. Further, while a Fund buys a futures contract only if there appears to be a liquid secondary market for such contracts, there can be no assurance that a Fund will be able to close out any particular futures contract.


Segregated Accounts

Each Fund may be required to segregate assets (such as cash, U.S. Government securities and other high grade debt obligations) or otherwise provide coverage consistent with applicable regulatory policies. This would be in respect to the Fund's permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.

Convertible Securities

Convertible securities include convertible bonds, notes and debentures, convertible preferred stocks, and other securities that give the holder the right to exchange the security for a specific number of shares of common stock.


                                   Prospectus

Convertible securities entail less credit risk than the issuer's common stock because they are considered to be "senior" to common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. They may also reflect changes in value of the underlying common stock.

Demand Obligations

Each of the AARP Funds may purchase demand obligations. Demand obligations permit the holder to demand payment of a specified amount prior to maturity. The holder's right to payment depends upon the issuer's ability to pay principal and interest on demand. A Fund will purchase demand notes only to enhance liquidity. The Fund Manager will continuously monitor the creditworthiness of issuers of such obligations.

Stand-by Commitments

The AARP Tax Free Funds may enter into stand-by commitments (also known as puts) to facilitate liquidity. Stand-by commitments permit a Fund to resell municipal securities to the original seller at a specified price and generally involve no cost. Costs, in any event, are limited to .5% of a Fund's total assets. To minimize the risk that the seller may not be able to repurchase the security, the Fund Manager will monitor the creditworthiness of the seller.

"Put" Bonds

The AARP Tax Free Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution. This allows the Funds to tender (or "put") bonds to the institution at specified intervals and receive the face value of them. For the AARP High Quality Tax Free Money Fund, an interval can not exceed 397 calendar days. These third party puts are available in several different forms. They may be custodial receipts or trust certificates, and may be combined with other features such as interest rate swaps.

Tax-exempt Participation Interests

The AARP Tax Free Funds may purchase tax-exempt participation interests from a bank representing a fully-insured portion of the bank's holdings of municipal securities. The Fund will obtain an irrevocable letter of credit or guarantee from the bank and will have, under certain circumstances, the right to resell the participation to the bank on 7 days' notice. To the extent any participation interest is illiquid, it is subject to the Fund's limit on restricted and not readily marketable securities.

Municipal Lease Obligations

The AARP Tax Free Funds may also invest in municipal lease obligations generally as a participation interest in a municipal obligation from a bank or other financial intermediary. Municipal lease obligations are issued by state and local governments to acquire land, equipment or facilities. Unlike general obligation or revenue bonds, these contracts are not secured by the issuer's credit, and if the issuing state or local government does not appropriate payments, the lease may terminate, leaving the funds with property that may prove costly to dispose of. In deciding which contracts to invest in, the Fund Manager evaluates the likelihood of the governmental issuer discontinuing appropriation for the leased property.

Portfolio Turnover

Each of the AARP Funds may buy and sell securities to take advantage of investment opportunities. The Fund Manager will do so to improve overall investment return consistent with that Fund's objectives. These transactions


                                   Prospectus
involve transaction costs in the form of spreads or brokerage commissions. Recent economic and market conditions have necessitated more active trading, resulting in a higher portfolio turnover rate for the AARP High Quality Bond Fund. A higher rate involves greater transaction costs to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

In the case of AARP Global Growth Fund, it is anticipated, under normal investment conditions, that the Fund's portfolio turnover rate will not exceed 75% for the initial fiscal year. However, economic and market conditions may necessitate more active trading, resulting in a higher portfolio turnover rate.

INVESTMENT RESTRICTIONS

To help reduce investment risk, each of the AARP Funds has adopted certain investment policies. Only the shareholders can approve changes to the following policies:

          * A Fund may not make loans. (A purchase of a debt security is not a loan for this purpose.) However, the Fund may lend its portfolio securities and enter into repurchase agreements.

          *    A Fund may borrow money only for temporary or emergency purposes.

The following policies may be changed without shareholder approval if applicable legal requirements change.

          * Each AARP Fund may not invest more than 10% of its net assets in restricted or not readily marketable securities. These "illiquid securities" include repurchase agreements maturing in more than 7 days. Funds in the AARP Growth Trust may not invest more than 5% of their net assets in restricted securities.

A complete description of these and other policies and restrictions is contained in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

Are taxes withheld?

Generally, taxes are not withheld on purchases, redemptions, or distributions. However, federal tax law requires the AARP Funds to withhold 31% of taxable dividends, capital gain distributions and redemption or exchange proceeds for accounts without a certified social security or tax identification number, or other certified information. To avoid this withholding, make sure you complete and sign the Signature and Investor Information Section of your Enrollment Form. AARP IRA, AARP SEP-IRA and AARP Keogh Plan accounts are exempt from withholding regulations.

The AARP Funds reserve the right to reject Enrollment Forms or close accounts without a certified Social Security or tax identification number. In such cases, Enrollment Forms received without this information will be returned to the investor with a check for the amount invested.

What else should I know about distributions and taxes?

          * You can receive your dividend and capital gain distributions in one of three ways:

               1. You can have a check sent to your address;
               2. You can reinvest them in additional shares of an AARP Fund; or
               3. You can invest them in shares of another AARP Fund.

                                   Prospectus

          * If your investment is in the form of an AARP IRA, AARP SEP-IRA or AARP Keogh Plan account, all distributions are automatically reinvested.

          * If you reinvest your dividends and capital gains, you will be purchasing shares at the current share price.

          * All taxable dividends from net investment income are taxable to you as ordinary income. This is so whether you receive dividends as cash or additional shares.

          * Capital gains distributions are also currently taxable, whether received in cash or reinvested.

          * Distributions of short-term capital gains by all the AARP Funds are taxable as ordinary income.

          * Distributions of long-term capital gains are taxable for federal income tax purposes as long-term capital gains regardless of the length of time you have owned shares. Any capital gain distributed by the AARP Tax Free Funds are generally taxable in the same manner as distributions by other Funds.

          * The AARP Tax Free Funds are managed to pay you dividends free from federal income taxes, including the Alternative Minimum Tax
               (AMT). However, these dividends may be subject to state and local income taxes. Also, these dividends are taken into account in determining whether your income is large enough to subject a portion of your Social Security benefits and certain Railroad Retirement benefits, if any, to federal income taxes.

          * If you are a shareholder in the AARP Global Growth Fund, you may be able to claim a credit or deduction on your income tax return for your pro rata portion of qualified taxes paid by the Fund to foreign countries.

          * Each AARP Fund annually sends you detailed tax information about the amount and type of its distributions.

          * A redemption involves a sale of shares and may result in a capital gain or loss for federal income tax purposes. Exchanges are treated as redemptions for federal income tax purposes. Exchanges occur when you sell shares in one AARP Fund and purchase shares in another AARP Fund.

          * The AARP Funds reserve the right to make extra distributions for tax purposes.

FUND ORGANIZATION

The AARP Investment Program Trusts

The nine mutual funds described in this prospectus are organized as four Massachusetts business trusts--AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust. Each trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The AARP Cash Investment Funds was organized in January 1983, and the other trusts were organized in June 1984. The AARP Tax Free Income Trust (formerly the AARP Insured Tax Free Income Trust) was renamed effective August 1, 1991.


                                   Prospectus

General Management

The Trustees have overall responsibility for the management of their respective Trusts under Massachusetts law. Under their direction, the Fund Manager--Scudder, Stevens & Clark, Inc.--provides general investment management of the AARP Funds. The Trustees supervise each Trust's activities. The shareholders elect the Trustees and may remove them. Shareholders have one vote per share held on matters on which they are entitled to vote.

The Trusts are not required to hold annual shareholder meetings and have no current intention to do so. There may be special meetings for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment advisory contract. The Fund Manager will help shareholders to communicate with other shareholders in connection with removing a Trustee as if
Section 16(c) of the Investment Company Act of 1940 applied.

Since the Trusts use a combined prospectus, it is possible that one Trust or AARP Fund might become liable for a misstatement in this prospectus regarding another Trust or AARP Fund. The Trustees of each Trust considered this risk when approving the use of a combined prospectus.

The right of the Trusts and AARP Funds to use the AARP name will end upon termination of the member services agreement with the Fund Manager unless AARP otherwise agrees to let the AARP Funds continue to use the AARP name.

Management Fees


Each AARP Fund pays the Fund Manager a fee for management and administrative services. The management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds. Each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds. The table below shows the annual Base Fee Rate at specified levels of Program assets:


        Annual Base Fee Rate                            Program Assets
        ----------------------------------------------------------------
               .350%                                    First $2 billion
               .330%                                    Next $2 billion
               .300%                                    Next $2 billion
               .280%                                    Next $2 billion
               .260%                                    Next $3 billion
               .250%                                    Next $3 billion
               .240%                                    Thereafter

In addition to the Base Fee Rate, each AARP Fund pays a flat Individual Fund Fee based on the net assets of that Fund. This fee rate is not linked to the total assets of the Program. The Individual Fee Rate recognizes the different characteristics of each AARP Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund, as well as the relative value that can be, and has been, added by the Fund Manager.


                                   Prospectus

The  following  table  shows the  Individual  Fund Fee Rate for each of the AARP
Funds:

      Fund                                              Individual Fee Rate
      ---------------------------------------------------------------------
      AARP High Quality Money Fund                               .10%
      AARP High Quality Tax Free Money Fund                      .10%
      AARP GNMA and U.S. Treasury Fund                           .12%
      AARP High Quality Bond Fund                                .19%
      AARP Insured Tax Free General Bond Fund                    .19%
      AARP Balanced Stock and Bond Fund                          .19%
      AARP Growth and Income Fund                                .19%
      AARP Global Growth Fund                                    .55%
      AARP Capital Growth Fund                                   .32%

Under this fee structure, the combined Base Fee and the Individual Fund Fee, called the "Effective Management Fee Rate," would be reduced if total Program assets increase to certain levels, regardless of whether an individual AARP
Fund's assets increase or decrease. The converse is also true--if assets decrease to certain levels, the Effective Management Fee Rate increases, regardless of any increase or decrease in assets of an individual AARP Fund. For the fiscal year ended September 30, 1995, fees paid to the Fund Manager totaled
 .40 of 1% of the average daily net assets of the AARP High Quality Money Fund, .39 of 1% of the AARP High Quality Tax Free Money Fund, .42 of 1% of the AARP
GNMA and U.S. Treasury Fund, .62 of 1% of the AARP Capital Growth Fund, and .49 of 1% for each of the AARP High Quality Bond Fund, AARP Insured Tax Free General Bond Fund, AARP Growth and Income Fund, and AARP Balanced Stock and Bond Fund.

The Fund Manager pays a portion of the management fee to AARP Financial Services Corporation (AFSC). AFSC provides the Fund Manager with advice and other services relating to AARP Fund investment by AARP members.

The fee paid to AFSC is calculated on a daily basis and depends on the level of total assets of the AARP Investment Program. The fee rate decreases as the level of total assets increases. The fee rate for each level of assets is .07 of 1% for the first $6 billion, .06 of 1% for the next $10 billion and .05 of 1% thereafter.


Under the Investment Management Agreements with the Fund Manager, the Funds are responsible for all of their expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and executive employees of the Trusts who are not affiliated with the Fund Manager; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians.


UNDERSTANDING FUND PERFORMANCE

Performance of an AARP Fund may be included in advertisements, sales literature or shareholder reports. Important components of performance are yield, total return and cumulative total return. These components vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. Yield, total return, and cumulative total return are based on historical earnings and are not intended to indicate future performance.

                                   Prospectus

What is Yield?

For the AARP High Quality Money Fund, the AARP Income Funds and the AARP Tax Free Funds, yield is a measure of income. Yield refers to the net investment income generated over a specific period of time. It is always calculated using a standard industry formula so it is a useful way to compare the income produced by different mutual funds. For non-money market funds, the "SEC yield" is an annualized expression of net investment income generated by the investments in the fund over a specified 30-day period. This income is then annualized and then expressed as a percentage. This yield is calculated according to methods required by the SEC, and may not equate to the level of income paid to shareholders. For money market funds, yield refers to the net investment income generated by the fund over a specified 7-day period. This income is then annualized and expressed as a percentage. For the money market funds, effective yield is expressed similarly but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

For GNMA securities, net investment income includes realized gains or losses based on historic cost for principal repayments received. For other securities, net investment income includes the amortization of market premium or market discount.

What is Total Return?

The total return of a mutual fund refers to the average annual percentage change in value of an investment in the fund assuming that the investment has been held for the stated period. Total return quotations are expressed in terms of average annual compound rates of return for all periods quoted and assume that all dividends and capital gain distributions during the period were reinvested in shares of the fund.

What is Cumulative Total Return?

Cumulative total return of a mutual fund represents the cumulative change in value of an investment in a fund for various periods. It assumes that all dividends and capital gain distributions during the period were reinvested in shares of the fund.

What is meant by Tax-Equivalent Yield and how is it calculated?

To determine if tax-free investing is right for you, it is helpful to convert a yield from a tax-free mutual fund to its equivalent taxable yield. The tax-equivalent yields of the AARP Tax Free Funds, which may be quoted from time to time, let you determine the yield you would have to receive from a fully taxable investment to produce an after-tax yield equivalent to a tax-free fund. The calculation is as follows:

         Tax-Free Yield
         ---------------------  =   Tax-Equivalent Yield
         100% - your tax rate

Example: If a tax-free mutual fund has a 30-day average annualized yield of 5.30% and you are in the 31% tax bracket, the calculation would be:

         5.30%
         ---------------------   =   7.68%
         100% - 31%

You would need to earn 7.68% with a taxable investment to equal the 5.30% yield of a tax-free fund. The tax-equivalent yield will vary depending upon your income tax bracket.

                                   Prospectus

UNDERSTANDING SHARE PRICE

How is a Fund's share price determined?

Share price is based on a Fund's net assets. It is calculated by dividing the current market value (amortized cost in the case of the AARP High Quality Tax Free Money Fund) of total fund assets, less all liabilities, by the total number of shares outstanding. Scudder Fund Accounting Corporation, a subsidiary of the Fund Manager, determines net asset value per share of each Fund as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time on each day the Exchange is open for trading. The Trusts reserve the right to suspend the sale of Fund shares after appropriate notice to shareholders if the Trustees determine that it is in the best interest of shareholders.

OPENING AN ACCOUNT

How do I get started?

Decide on the AARP Fund or Funds which meets your needs. Then fill out, sign and return your Enrollment Form with your check in the postage paid envelope provided. Once your Enrollment Form is received, an account number will be assigned to you. Your check should only be drawn on a U.S. bank and be payable to the AARP Investment Program.

If you don't want to send your check through the mail, you can send a bank wire. Simply fill out and return your Enrollment Form in the mail. Then, before you send the wire, call an AARP Mutual Fund Representative. The Representative will set up the account and contact you to provide you with your account number and further wiring instructions. To complete the wire transfer, follow the special wire transfer instructions below. Please note you cannot open AARP IRA or AARP Keogh Plan accounts by wire.

What is the minimum investment?

The minimum is $500 for each AARP Fund, except for the AARP High Quality Tax Free Money Fund, which has a minimum investment of $2,500. You can open an AARP IRA with as little as $250 for each applicable AARP Fund.

What happens if my investment falls below its minimum balance?

The Funds reserve the right to redeem accounts below the minimum balance and return the proceeds to you if you do not increase an account above the minimum within 60 days after notice. However, if your account falls below the minimum solely as a result of market activity, your account will not be closed.

What is the normal processing time of checks when purchasing shares?

If checks are drawn on a Federal Reserve System member bank, the Program will normally execute checks (and wire transfers) received in good order on the same business day that they are received.

When do I start earning income on this purchase?

For AARP Funds paying daily dividends (AARP Money Funds, AARP Income Funds and the AARP Insured Tax Free General Bond Fund), income begins to accrue on the business day following actual execution of the order.

                                   Prospectus

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

--------------------------------------------------------------------------------
 WIRE TRANSFER INSTRUCTIONS

     * To open an account (mail Enrollment Form first and make sure to call a Representative to obtain an account number--AARP IRA and AARP Keogh Plan accounts cannot be opened by wire)
     *    To add to your account

 Contact your bank with the following information:

    1) the names(s) on your account;
    2) your AARP Fund account number;
    3) the name of the Fund(s) you want to invest in;

    4) the following name and address: State Street Bank and Trust Company, Boston MA 02101;

    5) the routing numbers ABA Number 011000028 and AC-99035420.
--------------------------------------------------------------------------------

Can I add another AARP Fund to my account?

You can open another AARP Fund at any time. The new investment must meet the minimum initial investment described above. Your new AARP Fund will have the same account number and registration as your existing one(s). You can open a new AARP Fund in a number of ways:

--------------------------------------------------------------------------------
     Mail your request                  Send a letter  stating your
                                        request  and  naming  the new AARP Fund.
                                        Include a check made payable to the AARP
                                        Investment Program.
--------------------------------------------------------------------------------
     Wire  the  money                   Have  your  account  number  ready  and
                                        follow  the wire instructions above.
--------------------------------------------------------------------------------
     Exchange from                      See instructions on how to exchange--
     an AARP Fund                       page 40.
--------------------------------------------------------------------------------

Telephone Transactions

When you open an account you automatically become eligible to exchange shares by telephone and to redeem by telephone up to $50,000 to your registered address. You may also request by telephone that redemption proceeds be wired to a bank account you select. When exchange or redemption requests are made over the telephone, procedures are in place to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts and their agents each reserve the right to modify, interrupt, suspend, or terminate any of the telephone services at any time, without notice.


                                   Prospectus

ADDING TO YOUR INVESTMENT


How do I add to my investment?


After your account is opened, you can add to your AARP Fund investment in any amount in the following ways:

--------------------------------------------------------------------------------
     Mail your request                  Send  your  check  with a
                                        personalized  investment  slip or with a
                                        letter  naming your  account  number and
                                        AARP Fund.
--------------------------------------------------------------------------------
     Call Toll-Free                     If you selected the Transact By Phone
                                        service, you'll be able to call and have
                                        money transferred from your checking
                                        account to cover the purchase.
                                        See page 43.
--------------------------------------------------------------------------------
     Wire the purchase                  Have your account number ready and
                                        follow the wire instructions on page 39.
--------------------------------------------------------------------------------
     Exchange from an                   See Exchanging below.
     AARP Fund
--------------------------------------------------------------------------------
     Invest                             See page 44 for information on the
     Automatically                      Automatic Investment Plan.
--------------------------------------------------------------------------------

EXCHANGING

What is an exchange?

You make an exchange when you sell shares in one AARP Fund to purchase shares in another. This is technically two transactions, a sale and a purchase of shares. If the value of the shares sold in the exchange was higher or lower than your original purchase price, you may have a capital gain or loss. This is important to note for tax planning purposes. You may exchange all or part of your shares in one AARP Fund for shares in another AARP Fund. Exchanges between existing AARP Funds can be for any amount. Exchanges that open a new AARP Fund must meet the minimum balance.

How can I exchange shares?

There are several ways to exchange, including:

--------------------------------------------------------------------------------
 Mail or fax your request            Tell us the AARP Fund
                                     from  which to take the  money and the AARP
                                     Fund to exchange  to.  Include your account
                                     number, registered name(s) and address, and
                                     either  the  dollar  amount  or  number  of
                                     shares  you  want to  exchange.  Be sure to
                                     sign your name(s)  exactly as it appears on
                                     the account statement.
--------------------------------------------------------------------------------
 Call  Toll-Free                     Call us before 4:00 p.m.  Eastern
                                     time to exchange  by close of business  the
                                     same day. If you purchased  shares by check
                                     or by  phone,  you may not use this  option
                                     until 7 business  days  after the  purchase
                                     date to allow the  check to  clear.  During
                                     this  period,  you must send your  exchange
                                     request by mail or fax.
--------------------------------------------------------------------------------
 Call the                            You can exchange shares through this
 Easy-Access Line                    automated toll-free line. It is available
                                     24 hours a day, 7 days a week. Simply call
                                     toll-free and follow the recorded voice
                                     instructions.
--------------------------------------------------------------------------------

                                   Prospectus

ACCESS TO YOUR INVESTMENT

How do I redeem?

You can sell (redeem) fund shares in a number of ways. The share price may be more or less than your original purchase price. Therefore, you may have either a taxable capital gain or loss. Keep in mind that you can redeem shares of your AARP IRA or AARP Keogh Plan account only by sending your request in writing.

--------------------------------------------------------------------------------
Mail or Fax your request              Tell us the name of the AARP  Fund and the
                                      number of shares or dollar amount you wish
                                      to sell. Make sure to give us your account
                                      number,  registered  name(s) and where you
                                      want the  proceeds  sent.  If you want the
                                      proceeds  to go to an  address  other than
                                      your registered  address, to your bank, or
                                      to someone else,  please provide  complete
                                      details. Under certain circumstances, this
                                      may    require   a    special    type   of
                                      authorization called a Signature Guarantee
                                      (see page 42). Sign the letter  exactly as
                                      it appears on your account  statement.  If
                                      your   request    requires   a   Signature
                                      Guarantee,   you  must  mail  the  request
                                      instead of faxing it.
--------------------------------------------------------------------------------

Call Toll-Free                        Call   before  4:00  p.m.   Eastern   time
                                      business days and redeem up to $50,000 per
                                      AARP Fund.  The proceeds will be mailed to
                                      your  registered  address  or to your bank
                                      (unless   you   declined   the   Telephone
                                      Redemption  to your Bank  feature  on your
                                      Enrollment Form). The proceeds can also be
                                      wired to your  bank if it is a  member  of
                                      the Federal  Reserve  System.  A $5.00 fee
                                      will  be  charged  for  each  wire to your
                                      bank.  Your bank may also  charge  you for
                                      receiving  a wire.  In the event  that you
                                      are unable to reach us by  telephone,  you
                                      should   write  to  the  AARP   Investment
                                      Program; see "Service Information" for the address. If you elected the Transact by Phone option on your Enrollment Form, you can have the proceeds sent electronically to your checking account. See page 43 for more information on Transact By Phone.

--------------------------------------------------------------------------------
Call the                              You  can  redeem   shares   through   this
Easy-Access Line                      automated    toll-free   line.    Initiate
                                      redemptions  any  time--24  hours  a  day.
                                      Simply  call   toll-free  and  follow  the
                                      recorded voice instructions.
--------------------------------------------------------------------------------
Sell                                  See  page  44  for   information   on  the
Automatically                         Automatic  Withdrawal  Plan or  Systematic
                                      Withdrawal Plan for AARP IRA or AARP Keogh
                                      Plan accounts.
--------------------------------------------------------------------------------

When are redemptions processed?

Any redemption request received in good order prior to 4:00 p.m. Eastern time during normal business operations will be processed on that day. The request will be processed at that night's closing share price. Normally, requests received in good order after 4:00 p.m. Eastern time will be processed on the next business day.

                                   Prospectus

Shares redeemed from Funds in the AARP Income Trust, AARP Tax Free Income Trust or the AARP High Quality Money Fund will earn a dividend on the day of redemption.

Normally, proceeds of your redemption will be sent on the business day following a redemption request in good order. In any event, the AARP Funds may take no more than 7 calendar days to send your redemption proceeds.

When can I expect to receive my money?

We will mail your redemption proceeds promptly. If you purchase shares by check or by telephone and then redeem them by letter within 7 business days of the purchase, the redemption proceeds may be held until the purchase check has cleared the banking system. When the check has cleared, we will mail your redemption proceeds promptly.

We will not accept redemption requests by telephone or by checkwriting prior to the expiration of the 7 business day period. You may avoid this delay by purchasing shares by wire.

--------------------------------------------------------------------------------
          Short-Term Trading

          You should make purchases and sales for long-term investment purposes only. The AARP Funds do not permit a pattern of frequent purchases and sales in response to short-term changes in share price.

          When such a pattern occurs, the AARP Funds and Scudder Investor Services, Inc. reserve the right to restrict purchases or exchanges. This restriction does not apply to the AARP money funds. This right extends to individual purchasers or groups of related purchasers.
--------------------------------------------------------------------------------

SIGNATURE GUARANTEES

What is a "Signature Guarantee"?

A "Signature Guarantee" is a certification of your signature. We require this for your protection and to prevent fraudulent redemptions. In effect, the appropriate institution (see below) guarantees that you are authorized to make certain requests.

When do I need one?

A "Signature Guarantee" from each person on the account registration is needed for the following redemption requests:


      1) Redemptions of more than $50,000;

      2) When redemption proceeds are payable to someone other than the registered shareholder(s);
      3) When redemption proceeds are to be sent to an address other than the registered address; or
      4) If the account's registered address has changed  during  the  last  15 days.

Transactions requiring signature guarantees cannot be faxed.

Where can I get one?

You can get your signature guaranteed through most banks, credit unions or savings associations, or from broker-dealers, government securities
broker-dealers,    national   securities   exchanges,    registered   securities
associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature Guarantees by notary publics are not acceptable.

                                   Prospectus

INVESTOR SERVICES

To make investing simpler and more convenient there are many free investor services available to you.

Easy-Access Line

--------------------------------------------------------------------------------
    *  Exchange between AARP Funds                             CALL TOLL-FREE
    *  Exchange to open a new AARP Fund                        1-800-631-4636
    *  Redeem money to your registered address                 24 HOURS A DAY
    *  Get current performance information                      7 DAYS A WEEK
    *  Get current account balance information
    *  Confirm your last transaction
--------------------------------------------------------------------------------

With the Easy-Access Line you can get performance, and account information. If you have a touch-tone phone, you can also exchange or redeem shares worth up to $50,000. Simply call toll-free 1-800-631-4636 using a touch-tone phone and follow the easy pre-recorded voice instructions.

Transact By Phone

--------------------------------------------------------------------------------
    *  Add to an AARP Fund by transfer from                     CALL TOLL-FREE
       your bank checking or NOW account                        1-800-253-2277
    *  Redeem and send the proceeds to your
       checking or NOW account
--------------------------------------------------------------------------------

Transact By Phone allows you to call toll-free to purchase and redeem shares. The money will be automatically transferred to or from your bank checking account. Your bank must be a member of the Automated Clearing House for you to take advantage of this service.

--------------------------------------------------------------------------------
Buying Shares through                 Call us  before  4:00 p.m.  Eastern  time,
Transact By Phone:                    business  days,   when  you  want  to  buy
                                      additional   shares,  and  money  will  be
                                      transferred from your bank account to your
                                      AARP Fund  account to cover the  purchase.
                                      Purchases  must be for at  least  $250 but
                                      not more than $250,000. Your purchase will
                                      generally be completed in 2 business  days
                                      at the  closing  share price on the day of
                                      your call.  Requests  received  after 4:00
                                      p.m.   will  be   purchased  at  the  next
                                      business  day's  closing   price.   Shares
                                      purchased  in  this  manner  will  not  be
                                      redeemable   for  a  period  of  up  to  7
                                      business days.
--------------------------------------------------------------------------------
Selling Shares through                Call us  before  4:00 p.m.  Eastern  time,
Transact By Phone:                    business  days,  when  you  want  to  sell
                                      shares.   We'll   sell  your   shares  and
                                      transfer   the   proceeds   to  your  bank
                                      account--generally  within 2 business days
                                      from  the  day of  your  request.  You can
                                      redeem  any  amount   greater  than  $250.
                                      Shares  will  be  sold  at  that   night's
                                      closing  price on the day of your request.
                                      Requests  received after 4:00 p.m. will be
                                      sold at the next  business  day's  closing
                                      price.
--------------------------------------------------------------------------------

                                   Prospectus

Free Checkwriting

Shareholders in the AARP High Quality Money Fund or the AARP High Quality Tax Free Money Fund have free checkwriting privileges. There is no charge to shareholders for this service, but the AARP Funds reserve the right to impose a charge in the future. To enroll, you must fill out a signature card on the Enrollment Form. If shares were purchase by your personal check, you may only write checks against your purchase 7 business days from the day that the purchase took place. Keep in mind that you cannot close your account by writing a check. This service may be suspended or terminated at any time upon notice to shareholders.

Distributions Direct

You may choose to have dividend and capital gain distributions automatically deposited into your bank checking or NOW account. To enroll in this service, your bank must be a member of the Automated Clearing House (ACH) network. Once you enroll, your dividends and capital gains will be automatically deposited into your personal bank account within 3 business days of the distribution date. You'll receive a statement confirming the amount. There is no charge to shareholders for the service.

Systematic Plans

Several other investor services are available. These include:

     * Automatic Investment Plan: Arrange for regular investments into your AARP Fund through automatic deductions from your bank checking account. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.


     *    Direct  Deposit:  At  your  direction,   your  Social  Security,  U.S.
          Government or any regular income checks (pension, dividend, interest or payroll) will be automatically deposited into your AARP Fund.


     * Automatic Withdrawal Plan: At your direction, we will automatically send a monthly redemption of $50 or more directly to you when you have at least $10,000 or more in an AARP Fund.


     * Direct Payment of Fixed Bills: With $10,000 or more in an AARP Fund, you can arrange for us to automatically pay regular bills of a fixed amount. Pay your rent, mortgage or other payments of $50 or more.


     * Systematic Retirement Withdrawal Plan: You can receive periodic distributions from an AARP IRA or AARP Keogh Plan account.

STATEMENTS AND REPORTS

What kinds of statements do I receive?

You will receive a prompt confirmation statement for your transactions. You will also receive a monthly Consolidated Statement. AARP IRA or AARP Keogh Plan accounts will receive a quarterly Consolidated Statement.

The Consolidated Statement details the market value of all the AARP Funds in your account. It also includes a listing of recent transactions. You should keep these statements for your records.

                                   Prospectus

What other reports do I get?

Each year, you will receive a current prospectus, mid year report and annual report. To reduce the volume of mail, we will only send one copy of most reports to a household (same surname, same address). Please contact us if you wish to receive additional reports.

SERVICE PROVIDERS OF THE AARP FUNDS

Legal Counsel
Dechert Price & Rhoads,
Washington, DC

Independent Accountants
Price Waterhouse LLP, Boston, MA

Underwriter
Scudder Investor Services, Inc., Two International Place, Boston, MA (a subsidiary of Scudder) is principal underwriter of the AARP Funds.

Scudder Investor Services, Inc. offers for sale and confirms as agent all purchases of shares of the AARP Funds.

Custodians
Brown Brothers Harriman & Co., Boston, MA
State Street Bank and Trust Company, Boston, MA

Fund Accounting Agent
Scudder Fund Accounting Corporation, Two International Place, Boston, MA (a subsidiary of Scudder) is responsible for determining the daily net asset value per share and maintaining the general accounting records of the AARP Funds.

Transfer and Dividend-Disbursing Agent
Scudder Service Corporation, P.O. Box 2540, Boston, MA 02208-2540 (a subsidiary of Scudder)

Investment Adviser
Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York is investment adviser for the AARP Funds.

TRUSTEES AND OFFICERS


CAROLE LEWIS ANDERSON, Trustee (1,2), President, MASDUN Capital Advisors; Principal, Suburban Capital Markets, Inc. (1995); Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College.


ADELAIDE ATTARD, Trustee (2,4), Consultant, Gerontology; Commissioner, County of Nassau, New York, Department of Senior Citizen Affairs (1971-1991); Chairperson, Federal Council on Aging (1981-1986).

CYRIL F. BRICKFIELD, Trustee (2,3,4), Honorary Trustee (1); Honorary President and Special Counsel, American Association of Retired Persons.


ROBERT N. BUTLER, M.D., Trustee (2,4) Brookdale Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and
Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health.


LINDA C. COUGHLIN, President and Trustee (5), Managing Director, Scudder, Stevens & Clark, Inc., Director, Scudder Investor Services, Inc.*

                                   Prospectus

HORACE B. DEETS, Vice Chairman and Trustee (5), Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.


MARY JOHNSTON EVANS, Trustee (1,3,4), Corporate Director.

EDGAR R. FIEDLER, Trustee (1,2,3), Vice President and Economic Counselor, The Conference Board, Inc.


CUYLER W. FINDLAY, Chairman and Trustee (5), Managing Director, Scudder, Stevens & Clark, Inc., Senior Vice President and Director, Scudder Investor Services, Inc.*


EUGENE  P.  FORRESTER,   Trustee  (2,3),   Lt.  General   (Retired)  U.S.  Army;
International Trade Counselor; Consultant.


WAYNE F. HAEFER, Trustee (2,3,4), Director, Membership Division of AARP; Formerly Secretary, Employee's Pension and Welfare Trusts of AARP and Retired Persons Services, Inc.; Formerly Director, Administration and Data Management Division of AARP.


WILLIAM B. MACOMBER, Trustee (3,4), Formerly Teacher, History and Government, Nantucket H.S., Nantucket, MA; Formerly President, The Metropolitan Museum of Art and U.S. Ambassador to Turkey and Jordan.

GEORGE L. MADDOX, JR., Trustee (2,3), Director and Professor, Long Term Care Resources Program, Duke University Medical Center; Professor of Sociology, Departments of Sociology and Psychiatry, Duke University.

ROBERT J. MYERS,  Trustee  (1,2,4),  Actuarial  Consultant;  Formerly  Executive
Director, National Commission on Social Security Reform; Formerly Chairman, Commission on Railroad Retirement Reform.


JOSEPH S. PERKINS, Trustee (5), Director, American Association of Retired Persons; Formerly Corporate Retirement Manager, Polaroid Corporation.

JAMES H. SCHULZ, Trustee (3,4), Professor of Economics and Kirstein Professor of
Aging  Policy,  Policy  Center  on  Aging,  Florence  Heller  School,   Brandeis
University.

GORDON SHILLINGLAW, Trustee (1,3,4), Professor Emeritus of Accounting, Columbia University Graduate School of Business.

EDWARD V. CREED*, Vice President (5)

THOMAS W. JOSEPH*, Vice President (5)

DAVID S. LEE*, Vice President and Assistant Treasurer (5)

DOUGLAS M. LOUDON*, Vice President (5)

THOMAS F. McDONOUGH*, Vice President and Assistant Secretary (5)

PAMELA A. McGRATH*, Vice President and Treasurer (5)

EDWARD J. O'CONNELL*, Vice President and Assistant Treasurer (5)

KATHRYN L. QUIRK*, Vice President and Secretary (5)

HOWARD SCHNEIDER*, Vice President (5)

CORNELIA M. SMALL*, Vice President (5)

*Scudder, Stevens & Clark, Inc.

(1)   AARP Cash Investment Funds
(2)   AARP Income Trust
(3)   AARP Tax Free Income Trust
(4)   AARP Growth Trust
(5)   All Funds

                                   Prospectus
                                       46

                      AARP INVESTMENT PROGRAM FROM SCUDDER

                           AARP Cash Investment Funds:
                          AARP HIGH QUALITY MONEY FUND

                               AARP Income Trust:
                        AARP GNMA and U.S. TREASURY FUND
                           AARP HIGH QUALITY BOND FUND

                           AARP Tax Free Income Trust:
                      AARP HIGH QUALITY TAX FREE MONEY FUND
                     AARP INSURED TAX FREE GENERAL BOND FUND

                               AARP Growth Trust:
                        AARP BALANCED STOCK AND BOND FUND
                           AARP GROWTH AND INCOME FUND
                             AARP GLOBAL GROWTH FUND
                            AARP CAPITAL GROWTH FUND






--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1996



--------------------------------------------------------------------------------


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Prospectus for all nine of the above Funds, dated February 1, 1996, as amended from time to time, copies of which may be obtained without charge by writing to the AARP INVESTMENT PROGRAM FROM SCUDDER, P.O. Box 2540, Boston, Massachusetts 02208-2540 or by calling 1-800-253-2277.

                                TABLE OF CONTENTS

                                                                                                                   Page
AARP INVESTMENT PROGRAM FROM SCUDDER..................................................................................1
         Summary of Advantages and Benefits...........................................................................1

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................3
         AARP Money Funds.............................................................................................3
         AARP Income Funds............................................................................................6
         AARP Insured Tax Free Income Fund............................................................................8
         AARP Growth Funds...........................................................................................11
         Special Investment Policies of the AARP Funds...............................................................13
         General Investment Policies of the AARP Funds...............................................................27
         Investment Restrictions.....................................................................................27

PURCHASES............................................................................................................32
         General Information.........................................................................................32
         Checks......................................................................................................32
         Share Price.................................................................................................32
         Share Certificates..........................................................................................33
         Direct Deposit Program......................................................................................33
         Wire Transfers..............................................................................................33
         Holidays....................................................................................................33
         Other Information...........................................................................................33

REDEMPTIONS..........................................................................................................34
         General Information.........................................................................................34
         Redemption by Telephone.....................................................................................34
         Redemption by Mail or Fax...................................................................................35
         Redemption by Checkwriting..................................................................................36
         Redemption-in-Kind..........................................................................................36
         Other Information...........................................................................................36

EXCHANGES............................................................................................................36

TRANSACT BY PHONE....................................................................................................37
         Purchasing Shares by Transact by Phone......................................................................38
         Redeeming Shares by Transact by Phone.......................................................................38

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................38
         Automatic Dividend Reinvestment.............................................................................38
         Distributions Direct........................................................................................38
         Reports to Shareholders.....................................................................................38
         Consolidated Statements.....................................................................................39

RETIREMENT PLANS.....................................................................................................39
         AARP No-Fee Individual Retirement Account ("AARP No-Fee IRA")...............................................39
         AARP Keogh Plan.............................................................................................40

OTHER PLANS..........................................................................................................41
         Automatic Investment........................................................................................41
         Automatic Withdrawal Plan...................................................................................41
         Direct Payment of Regular Fixed Bills.......................................................................41

DIVIDENDS AND YIELD..................................................................................................42
         Performance Information: Computation of Yields and Total Return.............................................42

TRUST ORGANIZATION...................................................................................................49

                                        i

                                  TABLE OF CONTENTS (continued)

                                                                                                                   Page


MANAGEMENT OF THE FUNDS..............................................................................................50
         Personal Investments by Employees of Scudder................................................................54


TRUSTEES AND OFFICERS................................................................................................54

REMUNERATION.........................................................................................................58

DISTRIBUTOR..........................................................................................................60

TAXES................................................................................................................60

BROKERAGE AND PORTFOLIO TURNOVER.....................................................................................64
         Brokerage Commissions.......................................................................................64
         Portfolio Turnover..........................................................................................66

NET ASSET VALUE......................................................................................................66
         AARP Money Funds............................................................................................66
         AARP Non-Money Market Funds.................................................................................66

ADDITIONAL INFORMATION...............................................................................................67
         Experts.....................................................................................................67
         Shareholder Indemnification.................................................................................67
         Ratings of Corporate Bonds..................................................................................68
         Ratings of Commercial Paper.................................................................................68
         Ratings of Municipal Bonds..................................................................................68
         Other Information...........................................................................................69
         Tax-Exempt Income vs. Taxable Income........................................................................70

FINANCIAL STATEMENTS.................................................................................................71

                      AARP INVESTMENT PROGRAM FROM SCUDDER


         The AARP Investment Program from Scudder (the "Program") was developed by the American Association of Retired Persons ("AARP") to provide an array of conservatively managed investment options for its members. Today's financial markets present an enormous, ever-changing selection of investments suited for investors with varying needs. AARP, a non-profit organization dedicated to improving the quality of life, independence and dignity of older people, has undertaken to help its members by designing an investment program which attempts to satisfy the investment and retirement planning needs of most of its members, whether they be experienced investors or savers who have never invested at all. As with any program with the "AARP" name, the Program includes special benefits as described in the combined prospectus for the four Trusts, dated February 1, 1996 (the "Prospectus"). AARP endorses this program which was developed with the assistance of Scudder, Stevens & Clark, Inc. ("the Fund Manager" or "Scudder"), a firm with over 75 years of investment counseling and management experience. Scudder, Stevens & Clark, Inc. was selected after an extensive search among qualified candidates, and provides the Program with continuous and conservative professional investment management. (See "MANAGEMENT OF THE FUNDS.")


         The Program consists of four Trusts - AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust (the "Trusts"). Each of the Trusts is an open-end, management investment company authorized to issue its shares of beneficial interest in separate series ("the AARP Funds"). A total of nine diversified Funds are currently offered by the four Trusts. The differing investment objectives of the nine Funds in the Program provide AARP members with a variety of sensible investment alternatives, and by matching their own objectives with those of the different AARP Funds, AARP members may design an investment program to meet their personal needs. Not all your money is the same. There is short-term money, for example money needed for your regular budgeting and for emergencies, and there is money which can be invested for the longer term. It is generally thought that three months of income/expenses should be set aside in a savings account or money market fund to cover short-term needs. The Program is designed to offer alternatives to keeping all of your money in short-term fixed price investments like money market funds, insured short-term savings accounts and insured six-month certificates of deposit. The AARP Money Funds provide a taxable and a tax free alternative for short-term monies and the AARP Income Funds, the AARP Insured Tax Free General Bond Fund and the AARP Growth Funds provide a range of choices for longer term investment dollars.

         The Program includes functions performed by AARP Member Services; the AARP Funds; Scudder Investor Services, Inc., the AARP Funds' "underwriter"; Scudder Service Corporation ("SSC"), the AARP Funds' "transfer agent"; and Brown Brothers Harriman & Co. and State Street Bank and Trust Company, the AARP Funds' "custodians."

Summary of Advantages and Benefits

     o Experienced Professional Management: Scudder, Stevens & Clark, Inc., investment counsel since 1919 and mutual Fund managers since 1928, provides investment advice to the Funds.

     o AARP's Commitment: the Program was designed with AARP's active participation to provide strong ongoing representation of the members' interests and to help ensure a high level of service.

     o Wide Selection of Investment Objectives: you can emphasize money market returns and liquidity, income, tax-free income, growth, or any combination.

     o Diversification: you benefit from investing in one or more large portfolios of carefully selected securities.

     o $500 Minimum Starting Investment for Eight of the Funds ($2,500 Minimum Starting Investment in AARP High Quality Tax Free Money Fund, $250 Minimum Starting Investment for AARP IRA and Keogh Plan
          Accounts): you may make additional investments in any amount at any time.

     o No Sales Commissions: the AARP Funds are pure no-load(TM), so you pay no sales charges to purchase, transfer or redeem shares nor do you pay Rule 12b-1 fees.

     o Investment Flexibility and Exchange: you may exchange among the nine AARP Funds in the Program at any time without charge.

     o Dividends: the AARP Money Funds, the AARP Income Funds, and the AARP Insured Tax Free Income Fund all pay dividends monthly, the AARP Balanced Stock and Bond Fund and the AARP Growth and Income Fund are expected to pay dividends quarterly and the AARP Global Growth Fund and the AARP Capital Growth Fund pay dividends, if any, annually.

     o Automatic Dividend Reinvestment: you may receive dividends by check or arrange to have them automatically reinvested.

     o Readily Available Account, Price, Yield and Total Return Information: the yield for the AARP Money Funds is quoted weekly and the net asset value of each other Fund is quoted daily in the financial pages of leading newspapers. You may also dial our automated Easy-Access Line, toll-free, 1-800-631-4636 for recorded account information, share price, yield and total return information, 7 days a week.

     o Convenience and Efficiency: simplified investment procedures save you time and help your money work harder for you.

     o Liquidity: on any business day (subject to a 7 day waiting period for investment checks to clear), you may request redemption of your shares at the next determined net asset value, and, in the case of the AARP Money Funds, you may elect free Checkwriting and write checks for $100 or more on your account to make payments to any person or business.

     o Direct Deposit Program: you may have your Social Security or other checks from the U.S. Government or any other regular income checks, such as pension, dividend, interest, and even payroll checks automatically deposited directly to your account.

     o Automatic Withdrawal Plan: with a minimum qualifying balance of $10,000 in one AARP Fund, you may arrange to receive monthly, quarterly or periodic checks from your account for any designated amount of $50 or more.

     o Direct Payment of Regular Fixed Bills: with a minimum qualifying balance of $10,000 in one AARP Fund, you may arrange to have your regular fixed bills that are of fixed amounts, such as rent, mortgage, or other payments of $50 or more sent directly from your account at the end of the month.

     o Personal Service and Information: professionally trained service representatives help you whenever you have questions through our toll-free number, 1-800-253-2277.

     o Consolidated Statements: in addition to receiving a confirmation statement of each transaction in your account, you receive, without extra charge, a convenient monthly consolidated statement. (Retirement Plan statements are mailed quarterly.) This statement contains the market value of all your holdings and a complete listing of your transactions for the statement period.

     o Shareholder Handbook: the Shareholder Handbook was created to help answer many of the questions you may have about investing in the Program.

     o IRA Shareholder Handbook: The IRA Shareholder Handbook was created to help answer many of the questions you may have about investing in the no-fee AARP IRA.

     o A Glossary of Investment Terms: the Glossary defines commonly used financial and investment terms.

     o Newsletter: every month, shareholders receive our newsletter, Financial Focus (retirement plan shareholders receive a special edition of Financial Focus on a quarterly basis) which is designed to help keep you up to date on economic and investment developments, and any new financial services and features of the Program.

         This Statement of Additional Information supplements the Prospectus, and provides more detailed information about the Trusts and the Funds.

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

AARP Money Funds

         (See "AARP High Quality Money Fund," "AARP High Quality Tax Free Money Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         The AARP Funds offer a choice of a taxable and a tax free money fund for small savers, big savers and people looking for a way to invest. People who earn a relatively low interest rate in an insured bank savings account, who have to make withdrawals or deposits in person or whose money isn't easily accessible may find that the AARP Money Funds can help.

         AARP High Quality Money Fund. The AARP High Quality Money Fund is a separate series of AARP Cash Investment Funds and is the only Fund currently offered by that Trust. Additional series of the Trust may be offered in the future. From investments in high quality securities, the Fund is designed to provide current income. The Fund also seeks to maintain stability and safety of principal while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved. The Fund invests in securities with remaining maturities of 397 calendar days or less, except in the case of U.S. Government securities which may have maturities of up to 762 calendar days. The average dollar-weighted maturity of its investments is 90 days or less. The investment policies and restrictions of the Fund are described as follows:

         To provide safety and liquidity, the investments of the AARP High Quality Money Fund are limited to those that at the time of purchase are rated, or judged by the Fund Manager to be the equivalent of those rated, within the two highest credit ratings ("high quality instruments") by one or more rating agencies such as: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch Investors Service ("Fitch"). In addition, the Fund Manager seeks through its own credit analysis to limit investments to high-quality instruments presenting minimal credit risks. If a security ceases to be rated or is downgraded below the second highest quality rating indicated above, the Fund will promptly dispose of the security, unless the Trustees determine that continuing to hold such security is in the best interests of the Fund.
Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies.

         Securities eligible for investment by the Fund include "first tier securities" and "second tier securities." "First tier securities" are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security). Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of the Fund's investments, as a matter of non-fundamental policy the Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The Fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

         The Fund purchases high quality short-term securities consisting of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and their foreign branches, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions; instruments whose credit has been enhanced by: banks (letters of credit), insurance companies (surety bonds), or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; municipal securities including notes, bonds and participation interests, either taxable or tax-free, as described in more detail for the AARP High Quality Tax Free Money Fund;

securities with put features; and repurchase agreements. The Fund may hold cash, which does not earn interest, to facilitate stabilizing its net asset value per share and for liquidity purposes.

         Commercial paper at the time of purchase will be rated, or judged by the Fund Manager under the supervision of the Trustees, to be the equivalent of securities rated, A-1 or higher by S&P, Prime-1 or higher by Moody's or F-1 or higher by Fitch. Investments in other corporate obligations, such as bonds or notes, will be limited to securities rated, or judged by the Fund Manager to be the equivalent of securities rated, AA or higher by S&P or Fitch or Aa or higher by Moody's. Obligations which are the subject of repurchase agreements will be limited to those of the type described above. Shares of this Fund are not insured or guaranteed by the U.S. Government.

         The Fund may invest in certificates of deposit and bankers' acceptances of large domestic banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and their foreign branches and of smaller banks as described below. These as well as all other investments of the Fund must be U.S. dollar denominated. The Fund will not invest in certificates of deposit or bankers' acceptances of foreign banks without additional consideration by and the approval of the Trustees of the Trust. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

         Investment in certificates of deposit and bankers' acceptances issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks. Such investment risks include the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

         The Fund may also invest in certificates of deposit issued by banks which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's net assets (taken at current value) are invested in certificates of deposit and bankers' acceptances of banks having total assets not in excess of $1 billion.

         The Fund may enter into repurchase agreements with member banks of the Federal Reserve System whose creditworthiness has been determined by the Fund Manager to be equal to that of issuers of commercial paper rated within the two highest grades. See "Repurchase Agreements" under "Special Investment Policies of the AARP Funds."

         AARP High Quality Tax Free Money Fund. The AARP High Quality Tax Free Money Fund is a separate series of AARP Tax Free Income Trust. From investments in high quality municipal securities, the Fund is designed to provide current income free from federal income taxes. The Fund also seeks to maintain stability and safety of principal, while offering liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share. There may be circumstances under which this goal cannot be achieved. Such securities may mature no more than 397 calendar days or less from the date the purchase is expected to be settled by the Fund, with a weighted average maturity of 90 days or less.

         The Fund will invest in municipal securities which are rated at the time of purchase within the two highest quality ratings of rating agencies such as: Fitch--AAA and AA, F1 and F2, or Moody's--Aaa and Aa, or within Moody's short-term municipal obligations top ratings of MIG 1 and MIG 2 and P1, or S&P--AAA/AA and SP1+/SP1, A1+ and A1--all in such proportions as management will determine. Securities must be so rated by at least two agencies or by at least one, if only one has rated the security. Generally, the Fund will invest in securities rated in the highest quality rating by at least two of these rating agencies. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if other equal or junior municipal securities of the same issuer are rated and their ratings are within the foregoing ratings of Fitch, Moody's or S&P. The Fund may also invest in municipal securities which are unrated if, in the opinion of the Fund Manager, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest. For a description of ratings, please see "Additional Information." Shares of this Fund are not insured or guaranteed by the U.S. Government.

         Subsequent to its purchase by the AARP High Quality Tax Free Money Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Fund will dispose of any such security unless the Board of Trustees of the Fund determines that such disposal would not be in the best interests of the Fund.

         As a fundamental policy, under normal circumstances, at least 80% of the net assets of AARP High Quality Tax Free Money Fund will be invested in tax-exempt securities. Although the Fund normally intends to ensure that all income to shareholders will be exempt from federal income tax, there can be no assurance that this goal will be achieved or that income to shareholders which is federally tax exempt will be exempt from state and local taxes.

         From time to time on a temporary basis or for defensive purposes, the Fund may, subject to its investment restrictions, hold cash and invest in taxable investments consisting of: (1) other obligations issued by or on behalf of municipal or corporate issuers; (2) U.S. Treasury notes, bills and bonds; (3) obligations of agencies and instrumentalities of the U.S. Government; (4) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances; and (5) repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price) with respect to any of the obligations which the Fund is permitted to purchase. The Fund will not invest in instruments issued by banks or savings and loan associations unless at the time of investment such issuers have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Commercial paper investments will be limited to commercial paper rated A1+ and A1 by S&P, Prime 1 by Moody's or F-1 by Fitch. The Fund may hold cash or invest temporarily in taxable investments due, for example, to market conditions or pending investment of proceeds of subscriptions for shares of the Fund or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the Fund expects to invest such proceeds in municipal securities as soon as practicable. Interest income from temporary investments may be taxable to shareholders as ordinary income.

         Maintenance of Constant Net Asset Value Per Share. The Trustees of AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund have determined that it is in the best interests of the Funds and their shareholders to maintain the net asset value of the Funds' shares at a constant $1.00 per share. In order to facilitate the maintenance of a constant $1.00 net asset value per share, the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund operate in accordance with a rule of the Securities and Exchange Commission (the "SEC"). In accordance with that rule, the assets of the Funds consist entirely of cash, cash items, and high quality U.S. dollar-denominated investments which have minimal credit risks and which have a remaining maturity date of not more than 397 days from date of purchase (except that the AARP High Quality Money Fund may invest in U.S. Government securities having maturities of up to 762 days). The average dollar-weighted maturity of each Fund is varied according to money market conditions, but may not exceed 90 days. The maturity of a portfolio security shall be the period remaining until the date stated in the security for payment of principal or such earlier date as it is called for redemption, except that a shorter period shall be used for Variable and Floating Rate Instruments in accordance with and subject to the conditions contained in the Rule.

         The Trustees have established procedures reasonably designed to stabilize the price per share of the Funds at $1.00, as computed for the purposes of sales, repurchases and redemptions, taking into account current market conditions and each Fund's investment objectives. Such procedures, which the Trustees review annually, include specific requirements designed to assure that issuers of the Funds' securities continue to meet high standards of creditworthiness. The procedures also establish certain requirements concerning the quality and maturity of the Fund's investments. Finally, the procedures require the determination, at such intervals as the Trustees deem appropriate and reasonable, of the extent, if any, to which a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share. Market quotations and market equivalents used in making such determinations may be obtained from an independent pricing service approved by the Trustees. Such determinations will be reviewed periodically by the Trustees.

         If at any time it is determined that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of a Fund, certain corrective actions may be taken, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce the number of outstanding shares of a Fund on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. The Funds may hold cash for the purpose of stabilizing their net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the shares of the Funds.

         The net income of the Funds is declared as dividends to shareholders daily and distributed monthly in shares of the Funds unless payment is requested in cash.

AARP Income Funds

         (See "AARP GNMA and U.S. Treasury Fund," "AARP High Quality Bond Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.) Each of the Funds seeks to earn a high level of income consistent with its investment policies.

         AARP GNMA and U.S. Treasury Fund. AARP GNMA and U.S. Treasury Fund is designed for investors who are seeking high current income from high quality securities and who wish to receive a degree of protection from bond market price risk. The Fund's investment objective is to produce a high level of current income and to keep the price of its shares more stable than that of a long-term bond. The Fund pursues this objective by investing principally in U.S. Government-guaranteed GNMA securities and U.S. Treasury obligations. The Fund has been designed with the conservative, safety-conscious investor in mind. Of the two funds in the AARP Income Trust, the AARP GNMA and U.S. Treasury Fund is the more conservative choice. Although past performance is no guarantee of future performance, historically, this Fund offers higher yields than such short-term investments as insured savings accounts, insured six month certificates of deposit and fixed-price money market funds.

         The Fund invests in U.S. Treasury bills, notes and bonds; other securities issued or backed by the full faith and credit of the U.S. Government, including, but not limited to, Government National Mortgage Association ("GNMA") mortgage-backed securities, Merchant Marine Bonds guaranteed by the Maritime Administration and obligations of the Export-Import Bank; financial futures contracts with respect to such securities; options on either such securities or such financial futures contracts; and bank repurchase agreements. At least 65% of the Fund's net assets will be directly invested in U.S. Treasury obligations, including GNMA's. The Fund will make long-term investments but will also attempt to dampen its price variability in comparison to that of a long-term bond by including short-term U.S. Treasury securities in its portfolio. The Fund may also utilize hedging techniques involving limited use of financial futures contracts and the purchase and writing (selling) of put and call options on such contracts. Under certain market conditions, these strategies may reduce current income. At any time the Fund may have a substantial portion of its assets in securities of a particular type or maturity. The Fund may also write covered call options on portfolio securities and purchase "when-issued" securities.

         GNMA Mortgage-Backed Securities ("GNMAs"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration
(FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government. This is not, however, a guarantee related to the Fund's yield or the value of your investment principal.

         As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments including prepayments are passed through to the holder of the security (in this case, the Fund).

         The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Fund Manager, in determining the attractiveness of GNMAs relative to alternative fixed-income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

         Some investors may view the Fund as an alternative to a bank certificate of deposit (CD). While an investment in the Fund is not federally insured, and there is no guarantee of price stability, an investment in the Fund--unlike a CD--is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties, and may provide a higher yield.

         AARP High Quality Bond Fund. Consistent with investments primarily in high quality securities, the Fund seeks to provide a high level of income and to keep the value of its shares more stable than that of a long-term bond. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term bonds or many long-term bond funds, although its yield may be lower. Due to the greater market price risk of its securities, the Fund may have a more variable share price than the AARP GNMA and U.S. Treasury Fund. It is also possible that the Fund may provide a higher level of income than the AARP GNMA and U.S. Treasury Fund.


         This Fund intends under normal circumstances to have at least 65% of its total assets invested in bonds which include corporate notes and bonds including high-yield issues convertible into common stock. It may also purchase any investments eligible for the AARP GNMA and U.S. Treasury Fund as well as obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Bank, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. In addition, it may purchase obligations of international agencies such as the International Bank for Reconstruction and Development, the Inter-American Development Bank and the Asian Development Bank. Other eligible investments include U.S. dollar-denominated foreign debt securities (such as U.S. dollar denominated debt securities issued by the Dominion of Canada and its provinces), mortgage-backed and other asset-backed securities, and money market instruments such as commercial paper, bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund invests in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income related to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors.


         Except for limitations in the Fund's investment restrictions, there is no limit as to the proportions of the Fund which may be invested in any of the eligible investments. However, it is a policy of the Fund that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry. (See "Investment Restrictions," herein.)

         High Quality Portfolio. The policies of AARP High Quality Bond Fund are designed to provide a portfolio that combines high quality securities with investments that attempt to reduce its market price risk.

         The portfolio of the AARP High Quality Bond Fund is high grade. In fact, according to information provided by Morningstar, Inc., the Fund has one of the highest quality standards of any general bond Fund currently available. No purchase will be made if, as a result thereof, less than 65% of the Fund's net assets would be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest grades assigned by any of the nationally-recognized rating services including Moody's or S&P, or (c) if not rated, are judged at the time of purchase by the Fund Manager, subject to the Trustees' review, to be of a quality comparable to those in the two highest ratings described in (b) above. All of the debt obligations in which the Fund invests will, at the time of purchase, be rated within the three highest credit ratings or, if not rated, will be judged to be of comparable quality by the Fund Manager. (See "ADDITIONAL INFORMATION - Ratings of Corporate Bonds.")

         Variations of Maturity. In an attempt to capitalize on the differences in total return from securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Fund Manager's expectations of changes therein.

         Foreign Securities. The AARP High Quality Bond Fund may invest, without limit, in U.S. dollar-denominated foreign debt securities (including U.S. dollar denominated debt securities issued by the Dominion of Canada and its provinces and other debt securities which meet the Fund's criteria applicable to its domestic investments), and in certificates of deposit issued by foreign branches of United States banks, to any extent deemed appropriate by the Fund Manager.

AARP Insured Tax Free Income Fund

         (See "AARP Insured Tax Free General Bond Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         AARP Insured Tax Free General Bond Fund. The AARP Insured Tax Free General Bond Fund is a separate series of AARP Tax Free Income Trust. From a portfolio consisting primarily of municipal securities covered by insurance, the Fund seeks to provide high income free from federal income taxes and to keep the value of its shares more stable than that of a long-term municipal bond. The Fund seeks to provide investors with the higher tax-free income that is often available from municipal securities by investing, under normal circumstances, in a high grade portfolio of bonds consisting primarily of municipal securities, with no restrictions as to maturity. Securities comprising at least 65% of the total assets held by the Fund are fully insured as to face value and interest by private insurers. While longer-term securities such as those in which the Fund may invest have in recent years had higher yields, they also experience greater price fluctuation than shorter-term securities. By including short- and medium-term bonds in its portfolio, the Fund seeks to offer less share price volatility than long-term municipal bonds or many long-term municipal bond funds, although its yield may be lower. Because the Fund may trade its securities, it is also free to attempt to take advantage of opportunities in the market to achieve higher current income. This opportunity is not available to unit investment trusts, which hold fixed portfolios of municipal securities.

         Under normal circumstances, at least 80% of the Fund's net assets are invested in tax-exempt securities. For this purpose, private activity bonds, the interest on which is treated as a preference item for purposes of calculating alternative minimum tax liability, will not be treated as tax exempt securities. The Fund does not intend to purchase any such private activity bonds. (See "TAXES" herein.)

         There can be no assurance that the objectives of the Fund will be achieved or that all income to shareholders which is exempt from federal income taxes will be exempt from state or local taxes. Shareholders may also be subject to tax on long-term and short-term capital gains (see "TAXES" herein).

         In addition, the market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem. In addition to investments in municipal obligations, as described below, the Fund may invest in short-term taxable U.S. Government securities and repurchase agreements backed by U.S. Government securities. The Fund also may invest in demand notes and tax-exempt commercial paper, financial futures contracts, and may invest in and write (sell) options related to such futures contracts. These investments are not insured or guaranteed or backed by the U.S. Government. Except for futures and options, which are not rated, the AARP Insured Tax Free General Bond Fund will only purchase securities rated within the top three ratings by Moody's and S&P, or the equivalent as determined by the Fund Manager, or repurchase agreements on such securities. To qualify as "within the top three ratings," a security must have such a rating due to the credit of the issuer or due to specific insurance on the security, whether acquired at issuance or by the Fund at the time of purchase. A security would not so qualify if its rating was solely the result of coverage under the Fund's portfolio insurance.

         Securities in which the Fund may invest may include: (a) a security that carries at the time of issuance, whether because of the credit of the issuer or because it is insured at issuance by an insurance company, a rating within the top three ratings; and (b) a security not rated within the top three ratings at the time of issuance but insured to maturity by the Fund at the time of purchase if, upon issuance of such insurance, the Fund Manager is able to determine that the security is now the equivalent of a security rated within the top three ratings by a nationally recognized rating agent.

         When, in the opinion of the Fund Manager, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable municipal obligations make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term investments such as U.S. Treasury notes, bills and bonds and repurchase agreements collateralized by U.S. Government securities, the interest income from which may be subject to federal income tax. Notwithstanding the foregoing, the Fund may invest more than 20% of its net assets in such taxable U.S. Treasury securities and repurchase agreements for temporary defensive purposes.

         Insurance. Insurance on at least 65% of the AARP Insured Tax Free General Bond Fund's total assets will be obtained from nationally recognized private insurers, including the following: Financial Guaranty Insurance Company ("FGIC") is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company.

         The Fund currently has portfolio insurance provided by FGIC pursuant to which it may insure securities mutually agreed to between the Fund and FGIC so long as the security remains in the Fund's portfolio. Pursuant to an irrevocable commitment, FGIC also provides the Fund with the option to obtain insurance for any security covered by the FGIC portfolio insurance, which insurance can continue if the security were to be sold by the Fund. The Fund may procure portfolio insurance from other insurers.

         At least 65% of the Fund's assets are fully insured by private insurers as to payment of face value and interest to the Fund, when due. If uninsured securities or securities not directly or indirectly backed or guaranteed by the U.S. Government are purchased and expected to be held for 60 days or more, insurance will be obtained within 30 days to ensure that 65% of the Fund's assets are insured by the issuer or arranged for by the Fund. If at least 65% of its assets are not insured securities, the Fund will obtain insurance for a portion of its U.S. Government guaranteed or backed securities so that the 65% standard is achieved.

         The Fund requires that insurance with respect to its securities provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer, the insurer will, within 30 days of notice of such default, provide to its agent or Trustee funds needed to make any such payments. Such agent or Trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security. Insurance on the Fund's securities will in some cases continue in the event the securities are sold by the Fund, while in other cases it may not.

         To the extent the Fund's insured municipal securities do not equal 65% of its total assets, the Fund will obtain insurance on such amount of its U.S. Government guaranteed or backed securities as is necessary to have 65% of the Fund's total assets insured at all times. This type of insurance will terminate when the security is sold and will involve an added cost to the Fund while not increasing the quality rating of the security.

         Insurance on individual securities, whether obtained by the issuer or the Fund, is non-cancelable and runs for the life of the security. Securities covered under the Fund's portfolio insurance are insured only so long as they are held by the Fund, though the Fund has the option to procure individual secondary market insurance which would continue to cover any such security after its sale by the Fund. Such guaranteed renewable insurance continues so long as premiums are paid by the Fund and, in the judgment of the Fund Manager, coverage should be continued. Non-payment of premiums on the portfolio insurance will, under certain circumstances result in the cancellation of such insurance and will also permit FGIC to take action against the Fund to recover premiums due it. In the case of securities which are individually insured, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer. In the case of a security covered by the Fund's portfolio insurance, the market value of such a security in the event of such default might be less unless the Fund elected to purchase secondary market insurance for it. It is the intention of the Fund Manager either to procure individual secondary market insurance for, or retain in the Fund's portfolio, securities which are insured by the Fund under portfolio insurance and which are in default or significant risk of default in the payment of principal or interest. Any such securities retained by the Fund would be held until the default has been cured or the principal and interest have been paid by the issuer or the insurer.

         Premiums for individual insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by from 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Fund's portfolio insurance on the Fund's net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower-yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Fund may purchase lower rated securities which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities which are not insured.

         Insurers have certain eligibility standards as to municipal securities they will insure. Such standards may be more or less strict than standards which would be applied for purchase of a security for the Fund. To the extent the insurers apply stricter standards, the Fund will be restricted by such standards in the purchase and retention of municipal securities.

         The Internal Revenue Service has issued revenue rulings indicating that
(a) the fact that municipal obligations are insured will not affect their tax-exempt status and (b) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Internal
Revenue Code. While operation of the Fund and the terms of the insurance policies on the Fund's securities may differ somewhat from those addressed by the revenue rulings, the Fund does not anticipate that any differences will be material or change the result with respect to the Fund.

         Insurers of the Fund's municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Fund Manager reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond or portfolio insurance.

         Management Strategies. In pursuit of its investment objectives the Fund purchases securities that it believes are attractive and competitive values in terms of quality, and relationship of current price to market value. However, recognizing the dynamics of municipal bond prices in response to changes in general economic conditions, fiscal and monetary policies, interest levels and market forces such as supply and demand for various bond issues, the Fund Manager manages the Fund continuously, attempting to achieve a high level of tax-free income. The primary strategies employed in the management of the Fund are:

         Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Fund Manager's expectations of changes therein.

         Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal securities of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These temporary disparities in normal yield relationships may afford opportunities to invest in more attractive market sectors or specific issues by trading securities currently held by the Fund.

         Market Trading Opportunities. In addition to the above, the Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than 3 months) if the Fund believes that such transactions, net of costs, would further the attainment of that Fund's objectives. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to Fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Funds will be able to take advantage of them. The Fund will limit its voluntary short-term trading to the extent necessary to qualify as a "regulated investment company" under the Internal Revenue Code.

         Special Considerations: Income Level and Credit Risk. To the extent that AARP Insured Tax Free General Bond Fund holds insured municipal obligations, the income earned on its shares will tend to be less than for an uninsured portfolio of the same securities. The fund will amortize as income, over the life of the respective security issues, any original issue discount on debt obligations (even where these are acquired in the after-market), and market discount on short-term U.S. Government securities. The Fund will elect to amortize the premium paid on acquisition of any premium coupon obligations. Since such discounts and premiums will be recognized in the Fund's accounts over the life of the respective security issues and included in the regular monthly income distributions to shareholders, they will not give rise to taxable capital gains or losses. However, a capital gain may be realized upon the sale or maturity and payment of certain obligations purchased at a market discount.

AARP Growth Funds

         (See "AARP Balanced Stock and Bond Fund," "AARP Growth and Income Fund," "AARP Global Growth Fund," "AARP Capital Growth Fund," "INVESTMENT OBJECTIVES AND POLICIES," and "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         AARP Balanced Stock and Bond Fund. The AARP Balanced Stock and Bond Fund's investment objective is to seek to provide long-term growth of capital and income while attempting to keep the value of its shares more stable than other balanced mutual funds. The Fund pursues these objectives by investing in a combination of stocks, bonds, and cash reserves.

         The Fund is intended to provide--through a single investment--access to a wide variety of income-oriented stocks and investment-grade bond investments. Common stocks and other equity investments provide long-term growth potential to help offset the effect of inflation on an investor's purchasing power. Bonds and other fixed-income investments provide current income and may, over time, help reduce fluctuations in the Fund's share price.

         In seeking a balance of growth and income, as well as long-term preservation of capital, the Fund invests in a diversified portfolio of equity and fixed-income securities. At least 30% of the Fund's assets will be in fixed-income securities, with the remainder of its net assets in common stocks and securities convertible into common stocks. For temporary defensive purposes, the Fund may invest without limit in cash and in other money market and short-term instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

         The Fund will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves. In reallocating investments, the Fund Manager weighs the relative values of different asset classes and expectations for future returns. In doing so, the Fund Manager analyzes, on a global basis, the level and direction of interest rates, capital flows, inflation expectations, anticipated growth of corporate profits, monetary and fiscal policies around the world, and other related factors.

         The Fund does not take extreme investment positions as part of an effort to "time the market." Shifts between stocks and fixed-income investments are expected to occur in generally small increments within the guidelines adopted in the prospectus and this Statement of Additional Information. The Fund is designed as a conservative long-term investment.

         While the Fund emphasizes U.S. equity and debt securities, it may invest without limit in foreign securities, including depositary receipts. The Fund's foreign holdings will meet the criteria applicable to its domestic investments. Foreign securities are intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns.

         In addition, the Fund may invest in securities on a when-issued or forward delivery basis and may write (sell) covered call options on the equity securities it holds to enhance investment return and may purchase and sell options on stock indices for hedging purposes. Subject to applicable regulatory guidelines and solely to protect against adverse effects of changes in interest rates, the Fund may make limited use of financial futures contracts.

         Equity investments. The Fund can invest up to 70% of its net assets in equity securities. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, of companies that, in the Fund Manager's judgment, will offer the opportunity for capital growth and growth of earnings while providing dividends. The Fund pursues these objectives by investing primarily in common stocks and securities convertible into common stocks. Over time, a stock which produces continued earnings growth tends to produce higher dividends and stock values.

         The Fund invests in a variety of industries and  companies.  Changes in
the  Fund's   portfolio   securities   are  made  on  the  basis  of  investment
considerations and not for trading purposes.

         Fixed-income investments. To enhance income and stability, the Fund will have at least 30% of its net assets invested in fixed-income securities. The Fund can invest in a broad range of corporate bonds and notes, convertible bonds, and preferred and convertible preferred securities. It may also purchase U.S. Government securities and obligations of federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Banks, Farm Credit Banks, and the Federal Home Loan Mortgage Corporation. The Fund may also invest in obligations of international agencies, foreign debt securities (both U.S. and non-U.S. dollar denominated), mortgage-backed and other asset-backed securities, municipal obligations, zero coupon securities, and restricted securities issued in private placements.

         For liquidity and defensive purposes, the Fund may invest in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may also enter into repurchase agreements with respect to U.S. Government securities.

         All of the Fund's debt securities will be investment grade, that is, rated Baa or above by Moody's or BBB by S&P. Moreover, at least 75% of these securities will be high grade, that is, rated within the three highest quality ratings of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or, if unrated, judged to be of equivalent quality as determined by the Fund Manager at the time of purchase. Securities must also meet credit standards applied by the Fund Manager. Moreover, the Fund does not purchase debt securities rated below Baa by Moody's or BBB by S&P. Should the rating of a portfolio security be downgraded the Fund Manager will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         AARP Growth and Income Fund. From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth and income, and to keep the value of its shares more stable than other growth and income mutual funds.

         The Fund invests primarily in common stocks and securities convertible into common stocks. It also may invest in rights to purchase common stocks of companies offering the prospect for capital growth and growth of earnings while paying current dividends. The Fund may also invest in preferred stocks consistent with the Fund's objective. Over time, continued growth of earnings tends to produce higher dividends and to enhance capital value. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. For temporary defensive purposes, the Fund may also purchase high-quality money market securities (such as U.S. Treasury bills, commercial paper, certificates of deposit and bankers' acceptances) and repurchase agreements when the Fund Manager deems such a position advisable in light of economic or market conditions.


         AARP Global Growth Fund. From investments primarily in equity securities of corporations worldwide, the Fund seeks to offer long-term capital growth in a globally diversified portfolio, and to keep the value of its shares more stable than other global equity funds. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It may also invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.


         The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. Global investing takes advantage of the investment opportunities created by the growing integration of economies around the world. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products, and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

         The Fund invests in companies that the Fund Manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic relationships. The Fund will normally invest at least 65% of its total assets in securities of at least three different countries. Typically, it is expected that the Fund will invest in a wide variety of regions and countries, including both foreign and U.S. issues. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales, or capitalization.

         The Fund may invest in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

         AARP Capital Growth Fund. From investments primarily in common stocks and securities convertible into common stocks, the Fund seeks to provide long-term capital growth, and to keep the value of its shares more stable than other capital growth mutual funds. Through a broadly diversified portfolio consisting primarily of high quality, medium- to large-sized companies with strong competitive positions in their industries the Fund seeks to offer less share price volatility than many growth funds. It may also invest in rights to purchase common stocks, the growth prospects of which are greater than most stocks but which may also have above-average market risk. The Fund may also invest in preferred stocks consistent with the Fund's objective. The securities in which the Fund may invest are described under "AARP Capital Growth Fund" in the Prospectus.

         Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly-traded equity securities. Thus, the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares (see "Investment Restrictions", herein, for majority voting requirements), that the Fund will not concentrate its investments in any particular industry. However, the Fund reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry.

         The Fund may invest in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

Special Investment Policies of the AARP Funds

         (See "OTHER INVESTMENT POLICIES AND RISK FACTORS" in the Prospectus.)

         U.S. Government Securities. U.S.Treasury securities, backed by the full faith and credit of the U.S. Government, include a variety of securities which differ in their interest rates, maturities and times of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

         U.S. Government agencies and instrumentalities which issue or guarantee securities include, for example, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Small Business Administration and the Federal Farm Credit Bank. Obligations of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the securities of the Federal Home Loan Bank, by the ability of the issuer to borrow from the Treasury; while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to the latter group of U.S. Government instrumentalities, as it is not obligated to do so.

         Interest rates on U.S. Government obligations which the AARP Funds may purchase may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments tend to reduce fluctuations in the market value of the securities.

         Municipal Obligations. Municipal obligations held by AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds". Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

         Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under "Fannie Mae" (the Federal National Mortgage Association) or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a Trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

         Private activity bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by an industrial or other non-governmental user.

         Securities purchased for either Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for the AARP Funds' purposes to mature at the demand date.

         There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the AARP Funds. Thus, such an issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which have not been publicly offered initially. Obligations purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The AARP Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

         For the purpose of the AARP Funds' investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Fund Manager on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

         Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a Trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

         Each AARP Tax Free Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the AARP Funds' investment adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. Each Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or
(3) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. Neither Fund will purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Trustees that interest earned by that Fund on municipal obligations on which it holds participation interests is exempt from Federal income tax.

         A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

         Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Fund Manager to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Fund Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Fund Manager will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Fund Manager, the interest from such participations is exempt from regular federal income tax and state income tax for each state specific fund.

         Stand-by Commitments. Pursuant to an exemptive order from the SEC, each AARP Tax Free Fund may acquire "stand-by commitments," which will enable the Fund to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment is a right acquired by a Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts". Each Fund's investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

         Stand-by commitments acquired by a Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) a Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Fund Manager's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

         Each Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by a Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of its total assets calculated immediately after any stand-by commitment is acquired.

         It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

         There is no assurance that stand-by commitments will be available to a Fund nor does either Fund assume that such commitments would continue to be available under all market conditions.

         Third Party Puts. The AARP Tax Free Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of AARP High Quality Tax Free Money Fund) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or Trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

         These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments discussed above. As with any Stand-By Commitments acquired by the Funds, each Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Fund Manager intends to manage the Funds' portfolios in a manner designed to minimize any adverse impact from these investments.

         Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealers which are recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Fund Manager to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by any of the nationally-recognized rating services including Moody's and S&P, two of the most widely recognized rating services for the types of securities in which a Fund invests. A repurchase agreement, which provides a means for a Fund to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended, ("1940 Act") a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by each Fund's investment restriction applicable to loans. Each repurchase agreement entered into by a Fund requires that if the market value of the Obligation becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation, on a daily basis to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event that a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Fund could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in that transaction. The Fund Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

         Securities subject to a repurchase agreement are held in a segregated account, and the amount of such securities is adjusted so as to provide a market value at least equal to the repurchase price on a daily basis.

         Each of the AARP Income Funds has adopted a policy, which may be changed without the vote of the shareholders of those funds, not to invest more than 50% of its total assets in repurchase agreements. In addition, none of the AARP Funds may invest more than 10% of its total assets in repurchase agreements maturing in more than seven days. (See "Investment Restrictions", herein, regarding requirements for a majority vote.)

Mortgage-Backed Securities and Mortgage Pass-Through Securities. The AARP High Quality Bond Fund and the AARP Balanced Stock and Bond Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The AARP GNMA and U.S. Treasury Fund invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The AARP High Quality Bond Fund and the AARP Balanced Stock and Bond Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO"s). The AARP High Quality Bond Fund and the AARP Balanced Stock and Bond Fund may invest in CMOs which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the AARP High Quality Bond Fund's and the AARP Balanced Stock and Bond Fund's investment objectives and policies, the Funds may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         The Funds may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 (the "1933 Act") may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

         Zero Coupon Securities. The AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities

(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the Investment Company Act of 1940; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES" herein).

         Loans of Portfolio Securities. Each Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Fund's investment adviser considers all relevant factors and circumstances including the creditworthiness of the borrower. The AARP Funds have no current intention of lending their portfolio securities.


         Securities Purchased on a "Forward Delivery" or "When-Issued" Basis. Debt securities, including municipal obligations when originally issued, are frequently offered on a "forward delivery" or "when-issued" basis and may be purchased on this basis by the AARP Money, Income and Tax Free Funds, and the AARP Balanced Stock and Bond Fund. When so offered, the price, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of U.S. Government obligations. During the period between purchase and settlement, no payment is made on behalf of the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is the intention of each Fund to be fully invested to the extent practicable, subject to the policies stated above. While securities purchased on a forward delivery or when-issued basis may be sold prior to the settlement date, each of the above Funds intends to purchase such securities with the purpose of actually acquiring them for its portfolio unless a sale appears desirable for investment reasons. At the time the commitment to purchase a debt security on a forward delivery or when-issued basis is made, the transaction will be recorded and the value of the security will be reflected in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at settlement date. The Funds do not believe that their net asset value or income will be adversely affected by their purchase of debt securities on a when-issued or forward delivery basis. Each Fund will establish with its custodian a segregated account in which it will maintain cash, U.S. Government securities and other high-quality debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

         Futures Contracts. The AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may each enter into financial futures contracts. Such contracts may be either based on indices of particular groups or varieties of securities ("Index Futures Contracts") or be for the purchase or sale of debt obligations ("Debt Futures Contracts"). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. Each Fund enters into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Fund. However, the costs of and possible losses from futures transactions reduce the Funds' yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

         For each Fund, the custodian places cash, U.S. government securities and other high grade debt obligations into a segregated account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the securities placed in the segregated account declines, additional cash or securities are required to be placed in the account on a daily basis so that the value of the account equals the amount of a Fund's commitments with respect to such contracts. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities and other high grade debt obligations, and partly with offsetting positions.

         An Index Futures Contract is a contract to buy or sell units of a particular index of securities at a specified future date at a price agreed upon when the contract is made. Index Futures Contracts typically specify that no delivery of the actual securities making up the index takes place. Instead, upon termination of the contract, final settlement is made in cash based on the difference between the contract price and the actual price on the termination date of the units of the index.

         A Debt Futures Contract is a binding contractual commitment which, if held to maturity, requires a Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, a Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are not normally held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

         A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

         By entering into futures contracts, a Fund seeks to establish more certainly than would otherwise be possible the effective rate of return on its portfolio securities. A Fund may, for example, take a "short" position in the futures markets by selling a Debt Futures Contract for the future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by the Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions a Fund may take a "long" position by purchasing futures contracts. This is done when the Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of the long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Debt Futures Contracts, however, currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of a Fund's securities, limiting the ability of the Fund to hedge effectively against interest rate risk.

         Presently the only available index futures contract in which the AARP Insured Tax Free General Bond Fund might invest is the Bond Buyer Municipal Bond Index. The Fund might sell a contract based on this index in anticipation of an increase in interest rates, to attempt to offset the decrease in market value of its portfolio securities which could result. Or the Fund might purchase such a contract in the anticipation of a significant decrease in interest rates to offset the increased cost of securities it hopes to purchase in the future. No index futures contracts have yet been developed which are suitable for investment by the Funds in the AARP Income Trust.

         The investment restriction concerning futures contracts does not specify the types of index-based futures contracts into which the Funds may enter because it is impossible to foresee what particular indices may be developed and traded or may prove useful to the Funds in implementing their overall risk management strategies. For example, price trends for a particular index-based futures contract may show a significant correlation with price trends in the securities held by the Funds, or either of them, even though the securities comprising the index are not necessarily identical to those held by such Fund or Funds. In any event, the Funds would not enter into a particular index-based futures contract unless the Adviser determined that such a correlation existed.

         Index Futures Contracts and Debt Futures Contracts currently are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

         Options on Futures Contracts. To attempt to gain additional protection against the effects of interest rate fluctuations, each of the AARP Income Funds, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund and the AARP Global Growth Fund may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

         A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

         The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

         A Fund may write (sell) a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

         The writing (selling) of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

         Limitations on Futures Contracts and Options on Futures Contracts. A Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund's risks. The Trustees have adopted policies (which are not Fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options, entered into on behalf of the Fund will not exceed 5% of the fair market value of the Fund's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

         Each Fund has received from the CFTC an interpretative letter confirming its opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act. To ensure that its futures transactions meet this definition, each Fund will enter into them for the purposes and with the hedging intent specified in CFTC regulations. It will further determine that the price fluctuations in the futures contracts used for hedging are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase, though there can be no assurance this result will be achieved. The Funds' futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold (or related put options purchased) to protect against a decline in the price of securities that a Fund owns, or futures contracts (or related call options) will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that approximately 75% of its long futures positions (purchases of futures contracts or call options on futures contracts) will be "completed"; that is, upon sale (or other termination) of these long contracts, the Fund will have purchased, or will be in the process of, purchasing, equivalent amounts of related securities in the cash market. However, under unusual market conditions, a long futures position may be terminated without the corresponding purchase of securities.


         Covered Call Options. Each of the AARP Growth Funds and each of the AARP Income Funds may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. The writing of covered call options by each Fund is subject to limitations imposed by certain state securities authorities. The Funds have been advised that, under the most restrictive of such limitations currently in effect, no more than 25% of a Fund's net assets may be subject to covered options. Further, such states advise that, unless an exception is granted with respect to certain transactions in debt securities and related options, such options and the securities underlying the call must both be listed on national securities exchanges.


         When a Fund writes (sells) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

         Purchasing Options on Stock Indices. To protect the value of their portfolios against declining stock prices, each of the AARP Growth Funds may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, a Fund may purchase call options on stock indices. A stock index (such as the Standard & Poor's 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of both put and call options on stock indices will be subject to the Fund Manager's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Fund Manager's prediction proves to be inaccurate, a Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

         In addition, a Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the index.

         Over-the-counter options ("OTC options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Risks of Futures and Options Investments. A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate Funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

         The  AARP  Growth   Funds  may  engage  in   over-the-counter   options
transactions with broker-dealers who make markets in these options. The Fund Manager will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The Fund Manager will monitor the creditworthiness of dealers with whom the Funds enter into such options transactions under the general supervision of the Funds' Trustees.

         Convertible Securities. Convertible securities include convertible bonds, notes and debentures, convertible preferred stocks, and other securities that give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities entail less credit risk than the issuer's common stock because they are considered to be "senior" to common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. They may also reflect changes in value of the underlying common stock.

         Foreign Securities. All the Funds in the AARP Growth Trust may invest without limit in foreign securities. The AARP High Quality Bond Fund may invest without limit in U.S. dollar denominated foreign securities. The AARP Money Funds may currently invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign branches of large U.S. banks.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions on bid to asked spreads on U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

         Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

         Forward Foreign Currency Exchange Contracts. Each of the AARP Growth Funds may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

         The Funds may enter into foreign currency futures contracts in several circumstances. First, when the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Funds anticipates the receipt in a foreign currency of interest and dividend payments on such a security which it holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

         The Funds' activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

General Investment Policies of the AARP Funds

         Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

         The AARP Funds have no present intention of acquiring restricted securities, though they have limited authority to do so (see "Investment Restrictions").

         The AARP Funds cannot guarantee a gain or eliminate the risk of loss. The net asset value of a non-money market Fund's shares will increase or decrease with changes in the market prices of the Fund's investments and there is no assurance that a Fund's objective(s) will be achieved.

         Except where otherwise indicated, the objectives and policies stated above may be changed by the Trustees without a vote of the shareholders.

Investment Restrictions

         The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.

(A)      None of the Funds may:

          (1) borrow money, except for temporary or emergency purposes and not for investment purposes or except in connection with reverse repurchase agreements; provided that a Fund maintains asset coverage of 300% for all borrowings;

          (2) underwrite any securities issued by other persons, except that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (3) purchase or sell real estate, but this shall not prevent a Fund from investing in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

          (4) purchase or sell physical commodities, or contracts relating to physical commodities;

          (5) make loans to other persons, except (i) loans of portfolio securities, and (ii) except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

          (6) issue senior securities except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, option or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (7) with respect to 75% of each Fund's total net assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and except securities of other investment companies);

(B) Neither the AARP High Quality Money Fund, the AARP GNMA and U.S. Treasury Fund, the AARP High Quality Bond Fund, the AARP Growth and Income Fund, the AARP Global Growth Fund, nor the AARP Capital Growth Fund may:

          (1) purchase any securities which would cause more than 25% of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for this purpose, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents), provided that there is no limitation in respect to investments in the U.S. Government or its agencies or instrumentalities or, in the case of AARP High Quality Money Fund, in certificates of deposit or bankers' acceptances or, in the case of the AARP Growth and Income Funds, to municipal securities other than pollution control and industrial development bonds.

(C) Neither the AARP High Quality Tax Free Money Fund nor the AARP Insured Tax Free General Bond Fund may:

          (1) purchase (i) private activity bonds or (ii) securities which are neither municipal bonds nor securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. For this purpose, telephone companies are considered to be a separate industry from gas and electric public utilities and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents provided that, in the case of the AARP High Quality Tax Free Money Fund, there is no limitation in respect to investments in the U.S. Government or its agencies or instrumentalities, or in certificates of deposit or bankers' acceptances.

(D)      AARP High Quality Tax Free Money Fund may not:

          (1) purchase securities which are not municipal obligations if such purchase would cause more than 20% of the Fund's total assets to be invested in such securities, except, for temporary defensive purposes, that the Fund may invest more than 20% of its total assets in such securities prior to the time normal operating conditions have been achieved and during other than normal market conditions.

The following restrictions are not fundamental and may be changed by a Fund without shareholder approval, in compliance with applicable law, regulation or regulatory policy. None of the Funds may:

          (a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; and, in the case of the AARP Income Funds and AARP Insured Tax Free General Bond Fund in connection with entering into futures contracts and related options;

          (b) purchase or retain for a Fund the securities of any issuer if those officers and Trustees of a Trust, or partners and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

          (c) purchase from or sell to any of the officers and Trustees of a Trust, its investment adviser, its principal underwriter or the officers, directors, and partners of its investment adviser or principal underwriter, portfolio securities of a Fund;

          (d) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), including repurchase agreements maturing in more than seven days and securities which are not readily marketable if as a result more than 10% of the net assets (valued at market at purchase) would be invested in such securities;

          (e) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, and equity securities of issuers that are not readily marketable, except obligations issued or guaranteed by the U.S. Government or its agencies (or, in the case of the AARP Tax-Free Income Funds, municipal securities rated by a recognized municipal bond rating service), if such purchase would cause the investments of that Fund in all such issuers to exceed 5% of the value of the total assets of that Fund;

          (f) invest its assets in securities of other open-end investment companies, but may invest in closed-end investment companies when such purchases are made in the open market where no commission or profit to a sponsor or dealer result from such purchase other than the customary broker's commission, if after such purchase
               (a) a Fund would own no more than 3% of the total outstanding voting stock of such investment company, (b) no more than 5% of a Fund's total assets would be invested in the securities of any single investment company, (c) no more than 10% of a Fund's total assets would be invested in the securities of investment companies in the aggregate, or (d) all the investment companies advised by the Fund Manager would own no more than 10% of the total outstanding voting stock of any closed-end company; provided that this restriction shall not preclude acquisition of investment company securities by dividend, exchange offer or reorganization. To the extent that a Fund invests in shares of other investment companies, additional fees and expenses may be deducted from such investments in addition to those incurred by a Fund. Except in the case of the AARP Insured Tax Free Income Funds, for purposes of this limitation, foreign banks or their agencies or subsidiaries are not considered investment companies;

          (g) invest in other companies for the purpose of exercising control or management;

          (h) purchase or sell real estate and real estate limited partnership interests, but this shall not prevent a Fund from investing in securities secured by real estate or interest therein; and

          (i) purchase or sell commodities, commodities contracts (except, in the case of the AARP Income Funds, the AARP Insured Tax Free General Bond Fund and the AARP Global Growth Fund, contracts for the future delivery of debt obligations and contracts based on debt indices) or oil, gas or other mineral exploration or development programs or leases (although it may invest in issuers which own or invest in such interests);

AARP High Quality Money Fund may not:

          (j) purchase or sell any put or call options or any combination thereof; or

          (k) purchase warrants, unless attached to other securities in which the Fund is permitted to invest.

Neither the AARP High Quality Money Fund nor the AARP High Quality Tax Free Money Fund may:

          (l) pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (A) (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of the Fund's total assets.


Neither the AARP GNMA and U.S. Treasury Fund nor the AARP High Quality Bond Fund may:


          (m) purchase warrants of any issuer, except that AARP High Quality Bond Fund can purchase warrants on a limited basis. As a result of such purchases by the Fund, no more than 2% of the value of the total assets of the Fund may be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, and no more than 5% of the value of the total assets of the Fund may be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

          (n)  purchase  or  sell  any put or call  options  or any  combination thereof,  except  that  the  Fund may  write  and  sell  national exchange-listed covered call option contracts on national exchange-listed securities and, to the extent permitted by applicable state regulatory limits, on other debt securities owned by the Fund up to, but not in excess of, 25% of the value of the Fund's net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transaction"). In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 25% of the value of its net assets at the time such options are written. The Fund also may purchase and write options on futures contracts in the manner described under "The Funds' Investment Objectives and Policies";

          (o) pledge, mortgage or hypothecate its assets, (a) except to the extent that the writing of covered call options may be deemed to involve the pledge of securities against which the option is being written, (b) except to the extent that margin deposits on futures contracts and related options may be deemed to involve a pledge of assets to guarantee the performance of the futures obligations, and (c) except to secure borrowings permitted by subparagraph (A) (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of the Fund's total assets.

         AARP High Quality Bond Fund has adopted a non-fundamental policy that it will not underwrite securities issued by entities regulated under Part II of the Federal Power Act.

Neither AARP Insured Tax Free General Bond Fund nor AARP High Quality Tax Free Money Fund may:

          (p) purchase or sell any put or call options or combinations thereof, except to the extent that the acquisition of Stand-by Commitments or Participation Interests may be considered the purchase or sale of a put option and except that the AARP Insured Tax Free General Bond Fund may purchase and write options on futures contracts in the manner and to the extent described herein;

          (q) underwrite securities issued by entities regulated under Part II of the Federal Power Act, provided that, for this purpose private activity bonds the interest on which is exempt from tax under
               Section 103 of the Internal Revenue Code of 1986 will be treated as obligations of the municipal authority or other governmental unit issuing the bonds.

AARP Insured Tax Free General Bond Fund may not:

          (r) hold for a period of more than 30 days any municipal securities maturing in 60 or more days from purchase by a Fund which are not fully insured or guaranteed directly or indirectly by the U.S. Treasury.

          (s) pledge, mortgage or hypothecate its assets, except to the extent that margin deposits on futures contracts and related options may be deemed to be a pledge of assets to guarantee performance of such obligations, and except that, to secure borrowings permitted by subparagraph (A) (1) above, it may pledge securities having a value at the time of the pledge not exceeding 15% of the cost of the Fund's total assets;

None of the AARP Growth Funds may:

          (t) purchase or sell any put or call options or any combination thereof, except that the Funds may each purchase and sell options on stock indices in accordance with the requirements of applicable regulations. The Funds may write (sell) covered call option contracts on securities owned by the Fund up to, but not in excess of, 25% of the value of the Fund's net assets at the time such option contracts are written. The Funds may also purchase call options for the purpose of terminating their outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). In connection with the writing of covered call options, the Funds may pledge assets to an extent not greater than 25% of the value of its net assets at the time such options are written;

          (u) purchase securities if, as a result thereof, more than 5% of the value of the net assets would be invested in restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded).

          (v) purchase warrants of any issuer if, as a result more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants acquired by the Fund in units with or attached to debt securities.

Neither the AARP Growth and Income Fund nor the AARP Capital Growth Fund may:

          (w) pledge, mortgage or hypothecate its assets, except as provided in subparagraph (t), above, and except that, to secure borrowings permitted by subparagraph (A) (1) above, it may pledge an amount not exceeding 15% of the Fund's total assets taken at cost;

AARP Global Growth Fund may not:

          (x) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

          (y) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

          (z) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

          (aa) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets; or

          (bb) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes, or borrow other than from banks.

         "Value" for the purposes of the above fundamental and non-fundamental investment policies shall mean the value used in determining a Fund's net asset value.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, the restricted activity or, in the case of AARP High Quality Money Fund and the AARP Income Funds, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

                                    PURCHASES

  (See "OPENING AN ACCOUNT" and "ADDING TO YOUR INVESTMENT" in the Prospectus.)

General Information

         Confirmations of each transaction will be sent following the transaction by Scudder Investor Services, Inc., as the AARP Funds' agent. By retaining year-to-date confirmations, an investor will have an historical record of the account activity.

Checks

         A certified check is not necessary, but checks are accepted subject to collection at full face value in United States Funds and must be drawn on a United States financial institution.

         If shares are purchased by a check which proves to be uncollectible, the Trusts reserve the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. Each Trust has the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for any loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Funds in the Program or in other Funds advised by the AARP Funds' investment adviser or an affiliate.

Share Price

         Accepted purchases for shares in all the AARP Funds will be filled at the net asset value next computed after receipt of payment by check or other means. Each Fund's net asset value per share is currently determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time), on each day the Exchange is open for trading. (See "NET ASSET VALUE," herein for additional information on how the Fund's net asset value is calculated.) Orders received after the close of regular trading will be filled at the next day's net asset value per share for the relevant Fund.

         There is no sales charge in connection with purchase of shares of any of the AARP Funds.

Share Certificates

         In order to afford ease of redemption, ownership in the AARP Funds is on a non-certified basis. Share certificates now in a shareholder's possession may be sent to the AARP Funds' transfer agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates now in their possession until they wish to exchange or redeem such shares. See "EXCHANGING" and "ACCESS TO YOUR INVESTMENT" in the Funds' Prospectus.

Direct Deposit Program

         Investors can have Social Security or other checks from the U.S. Government or any other regular income checks such as pension, dividends, and even payroll checks automatically deposited directly to their accounts. Investors may allocate a minimum of 25% of their income checks into any AARP Fund. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

Wire Transfers

         In the case of wire purchases, failure to receive timely and complete account information will delay investment and subsequent accrual of dividends and will result in the federal funds being returned to the sender on the day following receipt by State Street Bank and Trust Company (the "custodian"). Unlike shareholders subscribing by check, purchasers who wire funds will be able to redeem shares so purchased by any method without any limitation as to the period of time such shares have been on a Fund's books.

         The bank sending federal funds by bank wire may charge for the service. Presently, Scudder Investor Services, Inc. or the AARP Funds pay a fee for receipt by the custodian of "wired funds," but the right to charge investors for this service is reserved.

Holidays

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the custodian is not open to receive such federal funds on behalf of a Fund.

Other Information

         All purchase payments will be invested in full and fractional shares.

         The Trusts and Scudder Investor Services, Inc., the AARP Funds' principal underwriter, each have the right to limit the amount of shares purchased of a Fund, to reject any purchase and to refuse to sell shares to any person.

         It should be noted that if purchases are made through a member of the National Association of Securities Dealers other than Scudder Investor Services, Inc., that member may, in its discretion, charge a fee for this service. It is the responsibility of the broker, not the AARP Funds, to place the purchase order by the time as of which the net asset value of the Funds is next determined.

         The Trusts may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company or personal holding company, subject to the requirements of the 1940 Act.

                                   REDEMPTIONS

              (See "ACCESS TO YOUR INVESTMENT" in the Prospectus.)

General Information

         If a shareholder redeems all shares in an account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The AARP Funds do not impose a redemption charge.

         The proceeds of redemption transactions are normally available to be mailed or wired to the designated bank account within one business day, and in any event will be available within seven calendar days, following receipt of a redemption request in good order.

         A shareholder's right to redeem shares of a Fund and to receive payment therefore may be suspended at times (a) when the Exchange is closed, other than customary weekend and holiday closings, (b) when trading on the Exchange is restricted for any reason, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) when the SEC permits a suspension of the right of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

         The Trustees may suspend or terminate the offering of shares of a Fund at any time.

Redemption by Telephone

         Redemption by telephone is not available for shares for which share certificates have been issued. Redemptions of such shares must be requested by mail as explained in the section entitled "Redemption by Mail" below.

         For other investors, the following procedures are available.


         TO ADDRESS OF RECORD: New investors automatically receive the option, without having to elect it, to redeem by telephone to their address of record for any amount up to $50,000 per Fund. Telephone Redemption to Address of Record may be used as long as the account registration address has not changed within the last 15 days. In order to decline this feature, the shareholder must notify the Program in writing. Any shareholder who refuses Telephone Redemption to Address of Record can later establish the feature with a signature guaranteed written request. This request must be done prior to utilizing this service for the first time.


         TO YOUR BANK--BY MAIL OR BY WIRE: In order to request redemptions by telephone to their bank, shareholders must have completed the telephone redemption authorization included in the enrollment form and have sent the authorization to the Program. This authorization requires designation of a bank account to which the redemption payment is to be sent. The proceeds will be mailed or wired only to the designated bank account.

     (a)  NEW  INVESTORS  wishing  to  establish   telephone   redemption  to  a
          predesignated bank account must complete the appropriate section on the enrollment form, and send it to the Program.

     (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either enter the new information on the "Telephone Option Form" which may be obtained by calling the Program, or send a signature guaranteed letter identifying the account and specifying the exact information to be changed. In each case, the letter must be signed exactly as the shareholder's name(s) appears on the account. All requests for telephone redemption should be accompanied by a voided check from the designated bank account. All signatures will require a guarantee, which can be obtained from most banks, credit unions or savings associations, or from broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the SEC. An original signature and an original signature guarantee are required for each person in whose name the account is registered. Signature guarantees by notaries public are not acceptable.

         In addition, if shares to be redeemed were purchased by check, mailing of the redemption proceeds may be delayed long enough to assure that the purchase check has cleared.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve wire to the bank account designated on the application form unless a request is made that the redemption be mailed to the designated bank account. For each wire redemption, the program charges a $5.00 fee which is deducted from the proceeds of the redemption.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Trusts and their agents each reserve the right to modify, interrupt, suspend or terminate the telephone redemption privilege at any time, without notice. A shareholder may cancel the telephone redemption authorization upon written notice. Each Trust employs procedures including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax


         Any shareholder may redeem his or her shares by writing to the Program. All written requests must be signed by at least one person on the account's registration exactly as registered. In addition, for the protection of the shareholder and to prevent fraudulent redemptions, a signature guarantee is required on all written redemption requests for over $50,000. A signature guarantee is also required on written redemption requests for any amount if the check is made payable to someone other than the registered shareholder, if the proceeds are to be forwarded to an address other than the address of record, or if the address of record has changed in the last 15 days. In order to ensure proper authorization before redeeming shares, the Program may request additional documents such as, but not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

         Redemption to Address of Record for up to $50,000 without a signature guarantee is an automatic feature of any AARP Fund account unless it has been declined by the shareholder in writing. Any shareholder who refuses this feature can later establish it with a written request containing a signature guarantee. This request must be made prior to utilizing the feature for the first time.


         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with the signature(s) guaranteed as explained above. It is suggested that the shareholders holding certificated shares or shares registered in other than individual names contact the Program prior to requesting a redemption to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to help ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days for payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

Redemption by Checkwriting

         All new investors in the AARP Money Funds and existing shareholders of these Funds who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $1,000,000. By using one of these checks, the shareholder will receive daily dividend credit on his or her shares in either Fund until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund's books for 7 days. Shareholders who use this service may also use other redemption procedures. Both Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and it reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. An account cannot be closed using the "free Checkwriting" privilege. The Trusts, the transfer agent and the custodian each reserve the right at any time to suspend or terminate the "free Checkwriting" procedure.

Redemption-in-Kind

         The AARP Growth Trust reserves the right to permit the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, the AARP Global Growth Fund and the AARP Capital Growth Fund, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The AARP Growth Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund of the Trust is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund at the beginning of the period.

Other Information

         The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Funds do not impose a redemption or repurchase charge. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Fund in the Program, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

         Shareholders who wish to redeem shares from Retirement Plans (see "RETIREMENT PLANS," below) should contact the Trustee or custodian of the Plan for information on proper procedures.

         The Trustees have established certain amount size requirements. For an account established prior to September 1, 1989 in a particular Fund, the minimum investment is $250. For accounts established on or after September 1, 1989 in a particular Fund, the minimum investment is $500, except that in the case of the AARP High Quality Tax Free Money Fund accounts opened on or after August 1, 1991 the minimum is $2,500. Each Trust reserves the right to adopt a policy that if transactions at any time reduce a shareholder's account in a Fund to below the applicable minimum, the shareholder will be notified that, unless the account is brought up to at least the applicable minimum the Fund will redeem all shares and close the account by making payment to the shareholder. The shareholder has sixty days to bring the account up to the applicable minimum before any action will be taken by the Fund. Reductions in value that result solely from market activity will not trigger an involuntary redemption. No transfer from an existing to a new account may be for less than $500 ($2,500 for AARP High Quality Tax Free Money Fund); otherwise the new account may be redeemed as described above. (This policy applies to accounts of new shareholders in a particular Fund, but does not apply to Retirement Plan Accounts.) The Trustees have the authority to increase the minimum account size.

                                    EXCHANGES

         The procedure for exchanging shares from one AARP Fund to another AARP Fund in the Program, when the account in the new AARP Fund is established with the same registration, telephone option, dividend option and address as the present account, is set forth under "EXCHANGING" in the Prospectus. If the registration data for the account receiving the proceeds of the exchange is to be different in any respect from the account from which shares are to be exchanged, the exchange request must be in writing and must contain a signature guarantee as described under "SIGNATURE GUARANTEES" in the Prospectus. If an exchange involves an initial investment in the Fund being acquired, the amount to be exchanged must be at least $500 ($2,500 for AARP High Quality Tax Free Money Fund) for non-retirement plan accounts. For IRA and Keogh Plan accounts the amount must be $250. If the exchange is made into an existing account, there is no minimum requirement.

         Only exchange orders received betwee 8:00 a.m. and 4:00 p.m. Eastern time on any business day will ordinarily be accomplished at respective net asset values determined on that day. Exchange orders received after 4:00 p.m. are processed on the next business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one AARP Fund to an existing account in another AARP Fund through the AARP Funds' Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Trusts and the Transfer Agent each reserve the right to modify, interrupt, suspend or terminate the privilege of the Automatic Exchange Program at any time, without notice.

         There is no charge to the shareholder for any exchange described above. An exchange from any AARP Fund other than the AARP Money Funds is likely to result in recognition of gain or loss to the shareholder.

         Investors currently receive the exchange privilege automatically without having to elect it. The Trusts and the AARP Funds' distributor, Scudder Investor Services, Inc., reserve the right to suspend or terminate the exchange privilege at any time. Telephone exchange may be initiated by anyone able to identify the registration of an account, but the proceeds will only be invested in another AARP Fund with the same registration. The AARP Funds employ procedures to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

         All the AARP Funds in the Program into which investors may make an exchange are described in the combined Prospectus and in this Statement of Additional Information. Before making an exchange, shareholders should read the information in the Prospectus regarding the Fund into which the exchange is being contemplated.

                                TRANSACT BY PHONE

         (See "INVESTOR SERVICES--TRANSACT BY PHONE" in the Prospectus.)

         Shareholders, whose bank of record is a member of the Automated Clearing House Network (ACH) and who have enrolled in the "Transact by Phone" option, may purchase or redeem shares by telephone. Shareholders may purchase shares valued at up to $250,000 but not less than $250.
Shareholders may redeem shares in an amount not less than $250.

         In order to utilize the Transact by Phone service, shareholders must have completed the Transact by Phone authorization. This authorization requires designation of a bank account from which the purchase payment will be debited or to which the redemption payment will be credited. New investors wishing to establish the Transact by Phone service can do so by completing the appropriate section on the enrollment form. Existing shareholders who wish to establish Transact by Phone will need to complete a Transact by Phone Enrollment Form. If a shareholder has previously elected the "Telephone Redemption to Bank of Record" and/or the "Automatic Investment Plan" services, the banking information must be identical for all of these services for each of the shareholder's Funds. After sending in their enrollment forms, shareholders should allow 15 days for the service to be activated. The Trusts and their agents each reserve the right to modify, interrupt, suspend or terminate the Transact by Phone service at any time, without notice.

Purchasing Shares by Transact by Phone

         To purchase shares by Transact by Phone, a shareholder should call our service people before 4:00 p.m. Eastern time. Shares will be purchased at that night's closing share price. The shareholder's bank account will be debited on the first business day following the purchase request. Requests received after 4:00 p.m. will be purchased at the next business day's closing price.

Redeeming Shares by Transact by Phone

         To redeem shares by Transact by Phone, a shareholder should call our service people before 4:00 p.m. Eastern time to receive that night's closing share price. Requests received after 4:00 p.m. will be sold at the next business day's closing price. The shareholder's bank account will be credited with redemption proceeds on the second or third business day following the redemption request.

         The AARP Funds employ procedures to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of such transactions. If an AARP Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                           FEATURES AND SERVICES OFFERED BY THE FUNDS

                           (See "STATEMENTS AND REPORTS," "EXCHANGING" and "INVESTOR SERVICES" in the Prospectus.)

Automatic Dividend Reinvestment

         Investors may elect on their enrollment form whether they wish to receive any dividends from net investment income or any distributions from realized capital gains in cash or to reinvest such dividends and distributions in additional shares of the Fund paying the dividend or distribution. They may also elect to have these payments invested in shares of any other AARP Fund in the Program in which they have an account. If no election is made, dividends and distributions will be reinvested in additional shares. A change of instructions for the method of payment may be given to the Program at any time prior to a record date.

         Each distribution, whether by check or reinvested in a Fund, will include a brief explanation of the source of the distribution.

Distributions Direct

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through the AARP Funds'
DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-253-2277. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Reports to Shareholders

         The AARP Funds send to shareholders at least semiannually financial statements, which are examined at least annually by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets, and financial highlights.

         Investors receive a brochure entitled Your Guide to Simplified Investment Decisions when they order an investment kit for the nine AARP Funds which also contains a prospectus. The Shareholder's Handbook is sent to all new shareholders to help answer any questions they may have about investing. An IRA Handbook is sent to all new IRA shareholders. Every month, shareholders will be sent the newsletter, Financial Focus. Retirement plan shareholders will be sent a special edition of Financial Focus on a quarterly basis. The newsletters are designed to help you keep up to date on economic and investment developments, and any new financial services and features of the Program.

Consolidated Statements

         Shareholders with investments in two or more AARP Funds will receive, without charge, a convenient monthly Consolidated Statement. IRA and Keogh Plan accounts receive Consolidated Statements quarterly. This statement contains the market value of all holdings, a complete listing of transactions for the statement period and a summary of the shareholder's investment program for the statement period and for the year to date. Information may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts 02208-2540, or by calling toll free, 1-800-253-2277.

                                RETIREMENT PLANS

         Shares of AARP High Quality Money Fund, AARP GNMA and U.S. Treasury Fund, AARP High Quality Bond Fund, AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund and AARP Capital Growth Fund ("Eligible Funds") may be purchased in connection with several types of tax-deferred retirement plans. These plans were created for members of AARP. Each plan is briefly described below. The plans provide convenient ways for AARP members to make investments which may be tax-deductible for their retirement and have taxes on any income from their investment deferred until their retirement, when they may be in a lower tax bracket. Additional information on each plan may be obtained by contacting the AARP Investment Program from Scudder, P.O. Box 2540, Boston, Massachusetts, 02208-2540, or by calling toll free, 1-800-253-2277. Investment professionals and retirement-benefits experts estimate that prospective retirees will need 70% to 80% of their current salaries during each year of their retirement, with adjustment for changes in prices during retirement, to maintain their current life-style. Investment professionals recommend diversifying investments among stock, bonds and cash-equivalents when building retirement reserves. It is advisable for an investor considering any of the plans described below to consult with an attorney or tax advisor with respect to the terms, suitability requirements and tax aspects of the plan.

AARP No-Fee Individual Retirement Account ("AARP No-Fee IRA")

         Shares of the Eligible Funds may be purchased as the underlying investment for an AARP No-Fee IRA which meets the requirements of Section 408(a) of the Internal Revenue Code. Any AARP member with earned income or wages is eligible to make annual contributions to the AARP No-Fee IRA before the year the member attains age 70 1/2. An individual may establish an AARP No-Fee IRA whether or not he or she is an active participant in another tax-qualified retirement plan, including a tax-sheltered annuity or government plan.

         AARP No-Fee IRA participants may generally contribute to an AARP No-Fee IRA up to the lesser of $2,000 or 100% of their compensation or earned income. If both a husband and wife work, each may set up an AARP No-Fee IRA before the year they attain age 70 1/2, permitting a potential maximum contribution of $4,000 per year for both persons. If one spouse has no earnings, each spouse may have an AARP No-Fee IRA and the total maximum contributions will be $2,250 with no more than $2,000 going to either AARP No-Fee IRA.

         An individual will be allowed a full deduction for contributions to an AARP No-Fee IRA only if (1) neither the individual, nor his or her spouse, if they file a joint return, is an active participant in an employer-maintained retirement plan, or (2) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($25,050 for a single individual, with a phase-out of the deduction for adjusted gross income between $25,050 and $35,000; $40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000). However, an individual not permitted to make a deductible contribution may nonetheless make a nondeductible contribution to an AARP No-Fee IRA.

         Any AARP member who is entitled to receive a qualifying distribution from a qualified retirement plan (including a tax-sheltered annuity plan) or another IRA may make a rollover contribution of all or any portion of the distribution to the AARP No-Fee IRA, either in a direct rollover or within 60 days after receipt of the distribution, whether or not the member has attained age 70 1/2. If a qualified rollover contribution is made, the distribution will not be subject to Federal income tax until distributed from the AARP No-Fee IRA; however, distributions not directly rolled over might be subject to automatic 20% federal tax withholding.

         AARP Mutual Fund Representatives are available to help you transfer your IRA to the AARP No-Fee IRA. You pay no transfer fees for this service. An AARP Mutual Fund Representative can help you with the paperwork, contact your present IRA custodian, help to transfer your funds to the AARP No-Fee IRA, and send you a confirmation when your transfer is complete.

         Earnings on the AARP No-Fee IRA are not subject to current Federal income tax until distributed; distributions are taxed as ordinary income.
Withdrawals attributable to nondeductible contributions are not taxable (however, early withdrawals of such amounts are subject to penalty). The assets in an AARP No-Fee IRA may be withdrawn without penalty after the participant reaches age 59 1/2 or becomes disabled, and must begin to be withdrawn by April 1st following the taxable year in which the participant reaches age 70 1/2.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                                     Value of IRA at Age 65
                         Assuming $2,000 Deductible Annual Contribution



         Starting                                      Annual Rate of Return
          Age of           ------------------------------------------------------------------------------
      Contributions                    5%                       10%                        15%
--------------------------- ------------------------- ------------------------- --------------------------
            25                     $253,680                  $973,704                 $4,091,908
            35                      139,522                   361,887                    999,914
            45                       69,439                   126,005                    235,620
            55                       26,414                    35,062                     46,699

AARP Keogh Plan

         Shares of the Eligible Funds may be purchased for the AARP Keogh Plan. The AARP Keogh Plan (the "Plan") is designed as a tax-qualified retirement plan consisting of a profit sharing plan and a money purchase pension plan which can be adopted by self-employed persons who are members of AARP and by corporations whose principal shareholders are members of AARP. Self-employed persons may make annual tax-deductible contributions to the Plan equal to the lesser of $30,000 or 20% of their earned income. An adopting corporation may contribute for each employee the lesser of $30,000 or 25% of the employee's taxable compensation. No more than $150,000 (as adjusted) of earned income or taxable compensation may be taken into account, however. If the Plan is "top heavy," a minimum contribution may be required for certain employees. Additional information on contributions to the Plan is found in Your Guide to the AARP Keogh Plan.

         The Plan provides that contributions may continue to be made on behalf of participants after they have reached the age of 70 1/2 if they are still working.

         Lump sum distributions from the Plan may be eligible to be taxed for Federal income tax purposes according to a favorable 5-year averaging (or 10-year averaging for individuals who reached age 50 before 1986) method not available to IRA distributions. If members eligible to join this Plan choose to roll over pension and profit-sharing distributions from other tax-qualified retirement plans, they will retain the right to use the averaging method for such distributions.

         The Plans are prototype plans approved by the Internal Revenue Service.

         In general, distributions from all tax-qualified retirement programs, including IRAs and tax-sheltered annuity programs, must begin by April 1st in the year following the year in which the participant reaches age 70 1/2, whether or not he or she continues to be employed. Excise taxes will apply to premature distributions, and to taxpayers who are required, but fail, to receive a distribution after reaching age 70 1/2. An additional excise tax may apply to certain excess retirement accumulations. Special favorable tax treatment for certain distributions is reduced or phased out, except where grandfathering provisions apply.

         Shares of the Eligible Funds may be purchased also as an investment for an IRA or tax-qualified retirement plan (including a tax-sheltered annuity plan) other than those described above, if permitted by the provisions of the relevant plan.

                                   OTHER PLANS

                  (See "INVESTOR SERVICES" in the Prospectus.)

Automatic Investment

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

Automatic Withdrawal Plan

         Shareholders who own or purchase $10,000 or more of shares of a AARP Fund may establish an Automatic Withdrawal Plan with that Fund. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount or percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "SIGNATURE GUARANTEES" in the Prospectus. Any such request must be received by the AARP Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the AARP Funds or their agents on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Funds of notice of death of the shareholder. For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

Direct Payment of Regular Fixed Bills

         Shareholders who own or purchase $10,000 or more of shares of an AARP Fund may arrange to have regular fixed bills such as rent, mortgage or other payments of more than $50 made directly from their account. The arrangements are virtually the same as for an Automatic Withdrawal Plan (see above). For more information concerning this plan, write to the AARP Investment Program from Scudder, P.O. Box 2540, Boston, MA 02208-2540 or call, toll-free, 1-800-253-2277.

                               DIVIDENDS AND YIELD

            (See "UNDERSTANDING FUND PERFORMANCE" in the Prospectus.)

         Each AARP Fund intends to follow the practice of distributing substantially all of its investment company taxable income (which includes, for example, interest, dividends and any excess of net realized short-term capital gains over net realized long-term capital losses, less deductible expenses), and its net tax-exempt interest income, if any. Each AARP Fund also intends to follow the practice of distributing any excess of net realized long-term capital gains over net realized short-term capital losses after reduction for any capital loss carryforwards. However, if it appears to be in the best interests of a Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment.

         AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund intend to pay dividends in March, June, September and December of each year and any net realized capital gains after the September 30 fiscal year end. AARP Global Growth Fund and AARP Capital Growth Fund intend to pay dividends and any realized capital gains over net realized short-term capital losses after reduction for any capital loss carryforwards in December after the September 30 fiscal year end. See "TAXES."

         Both types of distributions will be made in shares of the respective AARP Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

         The net income of each AARP Money Fund, each of the AARP Income Funds and the AARP Insured Tax Free General Bond Fund, is determined as of the close of trading on the Exchange (usually 4:00 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend daily to shareholders of record as of 4:00 p.m. on the preceding day, and distributed monthly. Dividends commence on the next business day after purchase. Dividends which are not paid by check will be reinvested in additional shares of the particular Fund at the net asset value per share determined as of a day selected within five days of the last business day of the month. Checks will be mailed to shareholders no later than the fourth business day of the following month, and consolidated statements confirming the month's dividends will be mailed to shareholders electing to invest dividends in additional shares. Dividends will ordinarily be invested on the last business day of each month at the net asset value per share determined as of the close of regular trading on the Exchange.

         Should the AARP Money Funds incur or anticipate any unusual or unexpected significant expense, depreciation or loss which would affect disproportionately the Fund's income for a particular period, the Trustees of such Fund or the Executive Committee of the Trustees may at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

         Similarly, should the AARP High Quality Money Fund incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the Fund's income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

Performance Information: Computation of Yields and Total Return

a)       The AARP Money Funds

         From time to time, quotations of an AARP Money Fund's yield may be included in advertisements, sales literature or shareholder reports. These yield figures are calculated in the following manner:

         The current yield is the net annualized yield based on a specified 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent. The current yield of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund for the seven-day period ended September 30, 1995 respectively, were 4.97% and 3.37%.

         The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in Fund shares of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1)^365/7] - 1.

         The effective yield of the AARP High Quality Money Fund and the AARP High Quality Tax Free Money Fund for the seven-day period ended September 30, 1995 respectively, were 5.10% and 3.43%.

         As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses.

         In connection with communicating its current yield and effective yield to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual Funds tracked by mutual Fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

b) The AARP Money Funds, AARP Income Funds, AARP Growth Funds and AARP Insured Tax Free General Bond Fund

         From time to time, quotations of a Fund's total return may be included in advertisements, sales literature or shareholder reports. This total return figure is calculated in the following manner:

         The total return is the average annualized compound rate of return for, where applicable, the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annualized compound rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                       T = (ERV/P)^1/n - 1
Where:

                   T       =    average annualized compound total rate of return
                   P       =    a hypothetical initial investment of $1,000
                   n       =    number of years
                   ERV     =    ending  redeemable value: ERV is the value
                                at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                                                                        Total Return
                                              -----------------------------------------------------------------
                                                 One Year Ended       Five Years Ended      Ten Years Ended
                                                    9/30/95               9/30/95              9/30/95(1)
                                                    -------               -------              ----------

AARP High Quality Money Fund                          4.99%                 4.05%                 5.39%
AARP High Quality Tax Free Money Fund                 2.99                  3.00*                 4.28*
AARP GNMA and U.S. Treasury                          10.31                  7.77                  8.17
AARP High Quality Bond                               12.98                  8.98                  8.58
AARP Insured Tax Free General Bond                   10.21                  8.55                  8.64
AARP Balanced Stock and Bond Fund                    16.80                  n.a.                  9.28
AARP Growth and Income                               20.43                 17.12                 14.55
AARP Global Growth Fund                               n.a.                  n.a.                  n.a.
AARP Capital Growth                                  23.47                 16.81                 14.10

(1) For the ten fiscal years ended September 30, 1995 for each of the above listed Funds except for the period February 1, 1994 (commencement of operations) to September 30, 1995 for the AARP Balanced Stock and Bond Fund.

* Prior to August 1, 1991, the AARP High Quality Tax Free Money Fund operated as the AARP Insured Tax Free Short Term Fund. The total return figures for the five and ten years ended September 30, 1995 for the AARP High Quality Tax Free Money Fund are representative of the Fund prior to its conversion date except that the figures have been adjusted to reflect its conversion to a money market fund.

         In addition to total return described above, the Funds may quote nonstandard "cumulative total return."

         The cumulative total return is the rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the rates of return of a hypothetical investment over such periods, according to the following formula. (Cumulative total return is then expressed as a percentage):

                                         C = (ERV/P)-1

                   C        =       Cumulative Total Return
                   P        =       a hypothetical initial investment of $1,000
                   ERV      =       ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                                                  Cumulative Total Return
                                              -----------------------------------------------------------------
                                                 One Year Ended       Five Years Ended      Ten Years Ended
                                                    9/30/95               9/30/95              9/30/95(1)
                                                    -------               -------              ----------

AARP Balanced Stock and Bond Fund                     16.80%                 n.a.                 15.89%
AARP Growth and Income                                20.43                120.33%               289.03
AARP Global Growth Fund                                n.a.                  n.a.                  n.a.
AARP Capital Growth                                   23.47                117.50                273.88

(1)      For the period February 1, 1994  (commencement  of operations) to September 30, 1995 for the AARP Balanced Stock and Bond Fund.

c)       The AARP Income Funds and AARP Insured Tax Free General Bond Fund

         From time to time, quotations of an AARP Fund's yield may be included in advertisements, sales literature or shareholder reports. This yield is calculated in the following manner.

         The yield is the net annualized SEC yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                                 YIELD = 2[((a-b)/cd + 1)^6 - 1]
         Where:

                   a        =       dividends  and interest  earned during the
                                    period,  including  (except for  mortgage or
                                    receivable-backed obligations) the
                                    amortization  of market premium or accretion
                                    of  market   discount.   For mortgage or
                                    receivables-backed  obligations, this amount
                                    includes  realized  gains or losses based on
                                    historic  cost  for   principal   repayments
                                    received.
                   b        =       expenses accrued for the period (net of
                                    reimbursements).
                   c        =       the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.
                   d        =       the maximum offering price per share on the
                                    last day of the period.

                                                     Yield for the 30-day period
                     Fund                            ended September 30, 1995
                     ----                            ------------------------

AARP GNMA and U.S. Treasury                                     6.61%
AARP High Quality Bond                                          5.94
AARP Insured Tax Free General Bond                              4.76

d)       AARP Insured Tax Free General Bond and AARP High Quality Tax Free Money
         Fund

         The tax equivalent yield is the net annualized after-tax yield based on a specified seven day period for money market funds or on a specified 30-day (one month) period for non-money market funds assuming a reinvestment of all dividends paid during the period, i.e., compounding. Tax equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                                                    Equivalent Taxable Yields
                                                 period ended September 30, 1995
                                                 -------------------------------

                     Fund         Tax Bracket:        28%                   31%
                     ----

AARP High Quality Tax Free Money                    4.68%                 4.88%
AARP Insured Tax Free General Bond                  6.61%                 6.90%

(e)      General Performance Information

         Quotations of an AARP Fund's performance are based on historical earnings and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's expenses. In periods of declining interest rates a Fund's quoted yield and 30-day current yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's quoted yield and 30-day current yield will tend to be somewhat lower.

         Comparison of non-standard performance data of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         From time to time, in marketing and other AARP Fund literature, these AARP Funds' performances may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations, such as Lipper Analytical Services, Inc. ("Lipper"), Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA"), Value Line Mutual Fund Survey, Morningstar, Inc. and other independent organizations. For instance, AARP Growth Funds will be compared to funds in the growth fund category; and so on. In similar fashion, the performance of the AARP GNMA and U.S. Treasury Fund will be compared to that of certificates of deposit. Evaluations of AARP Fund performance made by independent sources or independent experts may also be used in advertisements concerning the AARP Funds, including reprints of, or selections from, editorials or articles about these Funds.

         In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Indices with which the Fund may be compared include but are not limited to, the following:
Standard & Poor's  500 Stock  Index (S&P  500),  The  Europe/Australia/Far  East
(EAFE) Index, Morgan Stanley Capital International World Index, J.P. Morgan Global Traded Bond Index, and Salomon Brothers World Government Bond Index.


         The following graph illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for the ten year period ended December 31, 1995; results for other periods may vary. The graph uses ten year annualized international returns represented by the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and ten year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall portfolio performance within each index. Performance of an index is historical, and does not represent the performance of a Fund, and is not a guarantee of future results.

X-Y CHART
          ---------------------------------------------------------
                               EFFICIENT FRONTIER
                 S&P 500 vs. MSCI EAFE Index (12/31/85-12/31/95)
            ---------------------------------------------------------

CHART DATA:
     Total Return     Standard Deviation
     ------------     ------------------
         13.63        19.37   100% Int'l MSCI EAFE
         13.92        18.14   10 US/90 Int'l
         14.18        17.02   20/80
         14.4         16.04   30 U.S./70 Int'l
         14.58        15.23   40/60
         14.73        14.61   50 U.S./50Int'l
         14.83        14.2    60/40
         14.9         14.03   70 U.S./30 Int'l
         14.92        14.1    80/20
         14.91        14.41   90 U.S./10 Int'l
         14.86        14.95   100% U.S. S&P 500


Source:  Lipper Analytical Services, Inc. (Data as of 12/31/95)


         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Evaluation of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for AARP Fund performance information and articles about the AARP Funds may include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by MasterFund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Federal Reserve Bulletin, a monthly publication that reports domestic and international financial statistics, including short-term certificate of deposit interest rates.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter published by Sheldon Jacobs that includes mutual fund performance data and recommendations for the mutual Fund investor.

No-Load Fund X, a monthly newsletter published by DAL Investment Company, Inc. that reports on mutual fund performance, rates funds, and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                               TRUST ORGANIZATION

                  (See "FUND ORGANIZATION" in the Prospectus.)

         Each of the AARP Funds is a separate series of a Massachusetts business trust. AARP GNMA and U.S. Treasury Fund and AARP High Quality Bond Fund are series of AARP Income Trust. AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund are series of AARP Tax Free Income Trust which changed its name from AARP Insured Tax Free Income Trust on August 1, 1991. AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund and AARP Capital Growth Fund are series of AARP Growth Trust. Each of the above Trusts was established under a separate Declaration of Trust dated June 8, 1984. AARP High Quality Money Fund is a separate series of the AARP Cash Investment Funds, which was established under a Declaration of Trust dated January 20, 1983. The original name of AARP Cash Investment Funds was Master Investment Services Fund. That name was changed to AARP Money Fund Trust on February 6, 1985, and to its present name on May 24, 1985. Each Trust's shares of beneficial interest of $.01 (AARP High Quality Tax Free Money Fund $.001) par value per share are issued in separate series. AARP Cash Investment Funds has three series in addition to AARP High Quality Money Fund that are not currently offered. None of the other Trusts has an existing series which is not currently being offered. Other series may be established and/or offered by the Trusts in the future. Each share of a series represents an interest in that series which is equal to each other share of that series.

         The assets received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that series and constitute the underlying assets of that series. The underlying assets of each series are segregated on the books of account of the Trust, and are to be charged with the liabilities of that series. The Trustees have determined that expenses with respect to all series in a Trust are to be allocated in proportion to the net asset value, or such other reasonable basis, of the respective series in that Trust except where allocations of direct expenses can otherwise be more fairly made. The officers of each Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to all the series in a Trust. Each Trust's Declaration of Trust provides that allocations so made to each series shall be binding on all persons. While each Declaration of Trust provides that liabilities of a series may be satisfied only out of the assets of that series, it is possible that if a series were unable to meet its obligations, a court might find that the assets of other series in the Trust should satisfy such obligations. In the event of the dissolution or liquidation of a Trust, the holders of the shares of each series are entitled to receive as a class the underlying assets of that series available for distribution to shareholders.

         Shareholders are entitled to one vote per share. Separate votes are taken by each series on all matters except where the 1940 Act requires that a matter be decided by the vote of shareholders of all series of a Trust voting together or where a matter affects only one of the series, in which case only shareholders of that series shall vote thereon. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of each Trust's investment advisory agreement is a matter to be determined separately by each series in that Trust. Approval of the agreement by the shareholders of one series in a Trust is effective as to that series whether or not enough votes are received from the shareholders of other series in the Trust to approve such agreement as to the other series.

         The Trustees of each Trust have the authority to establish additional series and to designate the relative rights and preferences as between the series. All shares issued and outstanding of each series that is offered by a Trust will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus.

         Each Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in any of the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                             MANAGEMENT OF THE FUNDS

                  (See "FUND ORGANIZATION" in the Prospectus.)

         Each Trust has retained Scudder, Stevens & Clark, Inc., a Delaware corporation (the "Fund Manager"), to perform management and investment advisory services for the Funds pursuant to Investment Management and Advisory Agreements with each Trust ("Management Agreement") dated February 1, 1994.

         Each Management Agreement provides that the Fund Manager will regularly provide, or cause to be provided, to the AARP Funds investment research, advice and supervision and furnish continuously an investment program for the AARP Funds consistent with each Fund's investment objective and policies.

         The Fund Manager assumes responsibility for the compensation and expenses of all officers and executive employees of each Trust and makes available or causes to be made available, without expense to the Trusts, the services of such of its partners, directors, officers and employees as may duly be elected officers or Trustees of a Trust, subject to their individual consent to serve and to any limitations imposed by law, and pays the Trusts' office rent and provides, or causes to be provided, investment advisory, research and statistical facilities and related clerical services. For these services the AARP Funds pay the Fund Manager a monthly fee consisting of a base fee and an individual Fund fee. The base fee is based on average daily net assets of all Funds in the AARP Investment Program, as follows:

           Program Assets                    Annual Rate at Each
             (Billions)                          Asset Level
             ----------                          -----------
             First $2                                0.35%
              Next $2                                0.33
              Next $2                                0.30
              Next $2                                0.28
              Next $3                                0.26
              Next $3                                0.25
              Over $14                               0.24

         Total program assets as of September 30, 1995 were over $12 billion.

         All AARP Funds pay a flat individual Fund fee based on the net assets of that Fund.

         The individual Fund fees are as follows:

         AARP High Quality Money Fund, 10/1200 of 1% (or approximately .10 of 1% on an annual basis);
         AARP  GNMA and U.S. Treasury Fund, 12/1200 of 1% (or approximately
               .12 of 1% on an annual basis);
         AARP High  Quality  Bond Fund,  19/1200 of 1% (or approximately  .19 of 1% on an annual basis);
         AARP High Quality Tax Free Money Fund, 10/1200 of 1%(or approximately
               .10 of 1% on an annual basis);
         AARP Insured Tax Free General Bond Fund, 19/1200 of 1%
               (or  approximately  .19 of 1% on an annual basis);
         AARP Balanced Stock and Bond Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);
         AARP Growth and Income Fund, 19/1200 of 1% (or approximately .19 of 1% on an annual basis);
         AARP Global Growth Fund, 55/1200 of 1% (or approximately .55 of 1% on an annual basis); AARP Capital Growth Fund, 32/1200 of 1% (or approximately .32 of 1% on an annual basis).

         The advisory fees for the fiscal years ended September 30, 1993 and up to January 31, 1994 under the previous Investment Management and Advisory Agreements and under the present Investment Management Agreement from February 1, 1994 to September 30, 1994 and for the fiscal year ended September 30, 1995 were as follows:

                                                                   1993              1994             1995
                                                                   ----              ----             ----
          AARP High Quality Money Fund                         $ 1,358,702       $ 1,244,322      $ 1,492,545
          AARP GNMA and U.S. Treasury Fund                      26,404,563        26,198,841       22,095,173
          AARP High Quality Bond Fund                            2,344,628         2,952,999        2,600,629
          AARP High Quality Tax Free Money Fund                    637,451           568,107          493,693
          AARP Insured Tax Free General Bond Fund                8,631,469         9,944,429        8,813,051
          AARP Balanced Stock and Bond Fund*                      n.a.               365,435          960,412
          AARP Growth and Income Fund                            5,405,394         9,533,476       12,406,325
          AARP Global Growth Fund**                               n.a.             n.a.              n.a.
          AARP Capital Growth Fund                               3,176,921         4,184,437        3,988,023

         Each Management Agreement provides that the Fund Manager will reimburse the AARP Funds or the Trust for annual expenses in excess of the lowest expense limitation imposed by the states in which the Funds of the particular Trust are at the time offering their shares for sale, although no payments are required to be made by the Fund Manager pursuant to this reimbursement provision in excess of the annual fee paid by the funds of a Trust to the Fund Manager. Management has been advised that the lowest such limitation is currently 2 1/2% of the first $30,000,000 of such net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of such net assets in excess of $100,000,000. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitation. The Fund Manager has agreed that its obligation to reimburse the Funds will not be restricted to the amounts of the management fees. Such agreement may be modified or withdrawn without shareholder approval.

         The expense ratios, net of voluntary and statutory fee waivers and reimbursements of expenses, for the periods ended September 30, 1993, 1994 and 1995 were as follows:

                                                                   1993             1994           1995
                                                                   ----             ----           ----
          AARP High Quality Money Fund                             1.31%           1.13%           .98%
          AARP GNMA and U.S. Treasury Fund                          .70             .66             .67
          AARP High Quality Bond Fund                              1.01             .95             .95
          AARP High Quality Tax Free Money Fund                     .93             .90             .87
          AARP Insured Tax Free General Bond Fund                   .72             .68             .69
          AARP Balanced Stock and Bond Fund*                       n.a.             1.31           1.01
          AARP Growth and Income Fund                               .84             .76             .72
          AARP Global Growth Fund                                  n.a.             n.a.           n.a.
          AARP Capital Growth Fund                                 1.05             .97             .95

         For the fiscal years ended September 30, 1993, 1994 and 1995, the reimbursements by the Fund Manager based on the expense limitation then in effect were as follows:

                                                                   1993             1994           1995
                                                                   ----             ----           ----
          AARP High Quality Money Fund                              --              --              --
          AARP GNMA and U.S. Treasury Fund                          --              --              --
          AARP High Quality Bond Fund                               --              --              --
          AARP High Quality Tax Free Money Fund                  $278,471          $8,083           --
          AARP Insured Tax Free General Bond Fund                   --              --              --
          AARP Balanced Stock and Bond Fund*                       n.a.             --              --
          AARP Growth and Income Fund                               --              --              --
          AARP Global Growth Fund**                                n.a.             n.a.           n.a.
          AARP Capital Growth Fund                                  --              --              --

  *AARP Balanced Stock and Bond Fund commenced operations on February 1, 1994. **AARP Global Growth Fund commenced operations on February 1, 1996.

         If reimbursement is required, it will be made as promptly as practicable after the end of each Trust's fiscal year. However, no fee payment will be made to the Fund Manager during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organizational costs is described herein under "ADDITIONAL INFORMATION - Other Information."

         Under the Management Agreements, each Trust is responsible for all of its other expenses including organizational expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; any fees for portfolio pricing paid to a pricing agent; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing share certificates, if any, and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Fund Manager, Scudder, Stevens & Clark, Inc., AARP Financial Services Corporation or AARP; the cost of preparing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Trust may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Trust. Each Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The custodian agreement for each Trust provides that the custodian shall compute the net asset value for that Trust.


         Each Management Agreement provides that the Fund Manager shall not be required to pay expenses of distribution of the Funds' shares to the extent that
(i) such distribution expenses are, pursuant to a written contract, to be borne by a principal underwriter of the Trust ("Scudder Investor Services, Inc." is principal underwriter for the AARP Trusts), (ii) the Trust shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act ("Rule 12b-1 plan") providing for the Trust (or the Funds or some other party) to assume some or all of such expenses, or (iii) such expenses are required to be paid by Scudder, Stevens & Clark, Inc. To the extent such expenses of distribution are not to be borne by a principal underwriter, or are not permitted to be paid by the Trust (or a Fund or such other party) pursuant to a Rule 12b-1 plan, they are to be assumed by the Fund Manager. (The adoption of a Rule 12b-1 plan by a Trust would require the approval of the Trustees, including a majority of those Trustees who are not interested persons of the Trust, and of a majority of the outstanding voting securities of each Fund.)

         The Management Agreements for all Funds except AARP Global Growth Fund will remain in effect until August 31, 1996 and from year to year thereafter only if their continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreements or "interested persons" of the Fund Manager, Scudder, Stevens & Clark, Inc. or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, with respect to each Fund, by a majority of the outstanding voting securities of that Fund. The Supplement to Investment Management Agreement for the AARP Global Growth Fund will remain in effect until August 31, 1997 and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Fund Manager, Scudder, Stevens & Clark, Inc. or the particular Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, by a majority of the outstanding voting securities of the AARP Global Growth Fund. In the event a Management Agreement is approved by the shareholders of one of the Funds but not by the shareholders of the other Fund, the Management Agreement will continue in effect as to the former Fund but not the latter. The Management Agreements for all Funds except AARP Global Growth Fund were last approved by the Trustees (including a majority of the Trustees who are not "interested persons") on June 28, 1995 and by the shareholders on January 13, 1994. The Supplement to Investment Management Agreement for AARP Global Growth Fund dated February 1, 1996 was approved by the Trustees on December 13, 1995 and by the initial shareholder on January 24, 1996. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.


         Scudder, Stevens & Clark, Inc. is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual Fund to the public. In 1953, Scudder introduced Scudder International Fund, the first Fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The principal source of the Fund Manager's income is professional fees received from providing continuous investment advice, and the firm derives no income from banking, brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder

Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Portfolio Trust, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc., and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Fund Manager maintains a large research department, which conducts continuous studies of the factors that affect the condition of various industries, companies and individual securities. In this work, the Fund Manager utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Fund Manager, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

         Certain investments may be appropriate for more than one Fund and also for other clients advised by the Fund Manager. Investment decisions for each Fund and for other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one Fund or client or in different amounts and at different times for more than one but less than all Funds or other clients. Likewise, a particular security may be bought for one or more Funds or clients when one or more other Funds or clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Funds or clients on the same date. In such event such transactions will be allocated among the Funds and/or clients in a manner believed by the Fund Manager to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other Funds or clients of the Fund Manager in the interest of most favorable net results to the particular Fund.

         Each Management Agreement provides that the Fund Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund Manager in the performance of its duties or from reckless disregard by the Fund Manager of its obligations and duties under the respective agreement.

         In reviewing the terms of each Management Agreement and in discussions with the Fund Manager concerning such agreements, the Trustees of each Trust who are not "interested persons" of that Trust have been represented by independent counsel at the Trust's expense. Dechert Price & Rhoads acts as general counsel for the Trusts.

         Pursuant to a Member Services Agreement with the Fund Manager, dated February 1, 1994, AARP Financial Services Corp. ("AFSC") provides the Fund Manager with nondistribution related service and advice primarily concerning designing and tailoring the AARP Investment Program from Scudder and its Funds to meet the needs of AARP's members on an ongoing basis. AARP Financial Services Corp. receives, as compensation for its services, a Monthly Member Services fee. The fee paid to AFSC is calculated on a daily basis and depends on the level of total assets of the AARP Investment Program. The fee rate decreases as the level of total assets increases. The fee rate for each level of assets is .07 of 1% for the first $6 billion, .06 of 1% for the next $10 billion and .05 of 1% thereafter.

         The Member Services Agreement will remain in effect until August 31, 1996 and from year to year thereafter only if its continuance is specifically approved at least annually by the vote of a majority of those Trustees who are not "interested persons" of the Fund Manager, AFSC, or the Funds cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or, with respect to each Fund, by a majority of the outstanding voting securities of that Fund. The continuance of the Member Services Agreement was last approved by the Trustees (including a majority of the Trustees who are not such "interested persons") on June 28, 1995 and by shareholders on January 13, 1994. The Member Services Agreement may be terminated at any time without payment of penalty by the Funds on sixty days' written notice, or by AFSC upon six months' notice to the Funds and to the Fund Manager, and automatically terminates in the event of its assignment or the assignment of the Management Agreement.

         Pursuant to a Service Mark License Agreement, dated November 30, 1984 (February 18, 1985 in the case of AARP Cash Investment Funds), among the Trusts, the Fund Manager and AARP, use of the AARP service marks by a Trust and its Funds will be terminated, unless otherwise agreed to by AARP, upon termination of that Trust's Management Agreement.

         Officers and employees of the Fund Manager from time to time may have transactions with various banks, including the AARP Funds' custodian bank. It is the Fund Manager's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Trustees of a Trust may have dealings with that Trust as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.


Personal Investments by Employees of Scudder

     Employees of Scudder are permitted to make personal securities transactions, subject to requirements and restrictions set forth in Scudder's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



                                      TRUSTEES AND OFFICERS

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Cuyler W. Findlay#*                   Chairman of the       Managing Director of Scudder,      Senior Vice President
                                      Board and Trustee     Stevens & Clark, Inc.              and Director

Horace B. Deets+*                     Vice Chairman and     Executive Director, American       -
                                      Trustee               Association of Retired Persons

Linda Coughlin#*                      President and         Managing Director of Scudder,      Director
                                      Trustee               Stevens & Clark, Inc.


Carole Lewis Anderson                 Trustee (1,2)         President, MASDUN Capital          -
3616 Reservoir Road, N.W.                                   Advisors; Principal, Suburban
Washington, DC                                              Capital Markets, Inc. (1995);
                                                            Director, VICORP Restaurants,
                                                            Inc.; Member of the Board,
                                                            Association for Corporate Growth
                                                            of Washington, D.C.; Trustee,
                                                            Hasbro Children's Foundation and
                                                            Mary Baldwin College


                                       54

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Adelaide Attard                       Trustee (2,4)         Gerontology Consultant; Member,    -
270-28N Grand Central Parkway                               New York City Department of
Floral Park, NY                                             Aging Advisory Council -
                                                            Appointed by Mayor (1995); Board
                                                            Member, American Association on
                                                            International Aging (1981 to
                                                            present); Commissioner, County
                                                            of Nassau, New York, Dept. of
                                                            Senior Citizen Affairs
                                                            (1971-1991); Chairperson,
                                                            Federal Council on Aging
                                                            (1981-1986)

Cyril F. Brickfield+*                 Trustee (2,3,4),      Honorary President and Special     -
                                      Honorary Trustee (1)  Counsel, American Association of
                                                            Retired Persons


Robert N. Butler, M.D.                Trustee (2,4)         Brookdale Professor of             -
211 Central Park West                                       Geriatrics and Adult
Apt. 7F                                                     Development; Chairman, Henry L.
New York, NY                                                Schwartz Department of
                                                            Geriatrics and Adult
                                                            Development, Mount Sinai Medical
                                                            Center (1982 to present);
                                                            Director, National Institute on
                                                            Aging, National Institute of
                                                            Health (1976-1982)

Mary Johnston Evans                   Trustee (1,3,4)       Corporate Director                 -
920 Fifth Ave.
New York, NY


Edgar R. Fiedler                      Trustee (1,2,3)       Vice President and Economic        -
845 Third Ave.                                              Counselor, The Conference Board,
New York, NY                                                Inc.

Lt. Gen. Eugene P. Forrester          Trustee (2,3)         International Trade Counselor      -
1101 S. Arlington Ridge Rd.                                 (1983 to present); Lt. General
Arlington, VA                                               (Retired), U.S. Army, Consultant


Wayne F. Haefer*                      Trustee (2,3,4)       Director, Membership Division of   -
                                                            AARP; Formerly Secretary,
                                                            Employee's Pension and Welfare
                                                            Trusts of AARP and Retired
                                                            Persons Services, Inc.

                                       55

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------


William B. Macomber                   Trustee (3,4)         Formerly Teacher, History and      -
27 Monomoy Rd.                                              Government, Nantucket H.S.,
Nantucket, MA                                               Nantucket, MA; Formerly
                                                            President, The Metropolitan
                                                            Museum of Art and U.S.
                                                            Ambassador to Turkey and Jordan

George L. Maddox, Jr.                 Trustee (2,3)         Director and Professor, Long       -
P.O. Box 2920                                               Term Care Resources Program,
Duke Univ. Medical Center                                   Duke University Medical Center;
Durham, NC                                                  Professor of Sociology,
                                                            Departments of Sociology and
                                                            Psychiatry, Duke University

Robert J. Myers                       Trustee (1,2,4)       Actuarial Consultant (1983 -       -
9610 Wire Ave.                                              present); Formerly Chairman,
Silver Spring, MD                                           Commission on Railroad
                                                            Retirement Reform (1988-90);
                                                            Deputy Commissioner, U.S. Social
                                                            Security Administration
                                                            (1981-1982); Member, National
                                                            Commission on Social Security
                                                            (1978-1981); Formerly Executive
                                                            Director, National Commission on
                                                            Social Security Reform
                                                            (1982-1983); Director, NASL
                                                            Series Fund, Inc.; Director:
                                                            NASL Series Trust, Inc. and
                                                            North American Funds, Inc.;
                                                            Member, U.S. Office of
                                                            Technology Assessment,
                                                            Prospective Payment Assessment
                                                            Commission.


Joseph S. Perkins+                    Trustee               Director, American Association     -
                                                            of Retired Persons; Formerly
                                                            Corporate Retirement Manager,
                                                            Polaroid Company

James H. Schulz                       Trustee (3,4)         Professor of Economics and         -
158 Scruton Pond Road                                       Kirstein Professor of Aging
Barrington, NH 03825                                        Policy, Policy Center on Aging,
                                                            Florence Heller School, Brandeis
                                                            University

Gordon Shillinglaw                    Trustee (1,3,4)       Professor Emeritus of              -
196 Villard Ave.                                            Accounting, Columbia University
Hastings-on-Hudson, NY                                      Graduate School of Business

                                       56

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trusts           Occupation**                       Services, Inc.
-----------                           -----------           ------------                       --------------

Edward V. Creed##                     Vice President        Principal of Scudder, Stevens &    -
                                                            Clark, Inc.

Thomas W. Joseph##                    Vice President        Principal of Scudder, Stevens &    Vice President,
                                                            Clark, Inc.                        Director, Treasurer and
                                                                                               Assistant Clerk

David S. Lee##                        Vice President and    Managing Director of Scudder,      President, Assistant
                                      Assistant Treasurer   Stevens & Clark, Inc.              Treasurer and Director

Douglas M. Loudon#                    Vice President        Managing Director of Scudder,      -
                                                            Stevens & Clark, Inc.

Thomas F. McDonough##                 Vice President and    Principal of Scudder, Stevens &    Clerk
                                      Assistant Secretary   Clark, Inc.

Pamela A. McGrath##                   Vice President and    Managing Director of Scudder,      -
                                      Treasurer             Stevens & Clark, Inc.

Edward J. O'Connell#                  Vice President and    Principal of Scudder, Stevens &    Assistant Treasurer
                                      Assistant Treasurer   Clark, Inc.

Kathryn L. Quirk#                     Vice President and    Managing Director of Scudder,      Vice President
                                      Secretary             Stevens & Clark, Inc.

Howard Schneider#                     Vice President        Managing Director of Scudder,      -
                                                            Stevens & Clark, Inc.

Cornelia M. Small#                    Vice President        Managing Director of Scudder,      -
                                                            Stevens & Clark, Inc.

1)        AARP Cash Investment Funds           3)       AARP Tax Free Income Trust
2)        AARP Income Trust                    4)       AARP Growth Trust

*        Messrs. Brickfield, Deets, Findlay, Haefer, Perkins and Ms. Coughlin are Trustees of
         each of the Trusts and are considered by the Trusts and their counsel to be persons who are "interested persons" of the Trusts (within the meaning of the 1940 Act).
**       Unless  otherwise  stated,  all the  Trustees  and  officers  have been associated  with their  respective  companies for more than five years, but not necessarily in the same capacity.
#        Address:  345 Park Avenue, New York, New York
##       Address:  Two International Place, Boston, Massachusetts
+        Address:  601 E Street, N.W., Washington, D.C.


         As of December 31, 1995, all Trustees and officers of the Funds as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act) less than 1% of the outstanding shares of each Fund. To the best of the Trusts' knowledge as of December 31, 1995 no person owned beneficially more than 5% of the outstanding shares of any of the Trusts.

                                  REMUNERATION

         Several of the officers and Trustees of the Trusts may be officers or employees of Scudder, Stevens & Clark, Inc., Scudder Service Corporation, Scudder Investor Services, Inc., or Scudder Trust Company and will participate in the fees received by such entities. No individual affiliated with AARP will participate directly in any such fees. The Trusts pay no direct remuneration to any officer of the Trusts. However, each of the Trustees who is not affiliated with Scudder, Stevens & Clark, Inc. or AARP will be paid by the Trust(s) for which he or she serves as Trustee. Each of these unaffiliated Trustees will receive an annual fee of $2000 from each Fund for which he or she serves plus $270 for each Trustees' meeting and $200 for each audit committee meeting or meeting held for the purpose of considering arrangements between the Fund and the Fund Manager or any of its affiliates attended. Each unaffiliated Trustee also receives $100 per committee meeting, other than an audit committee meeting, attended. If any such meetings are held jointly with meetings of one or more mutual funds advised by the Fund Manager, a maximum fee of $800 for meetings of the Board, meetings of the unaffiliated members of the Board for the purpose of considering arrangements between the Fund and the Fund Manager or any of its affiliates or the audit committees of such Funds, and $400 for all other committee meetings or meetings of the unaffiliated members of the Board is paid, to be divided equally among the Funds. For the year ended September 30, 1995, the Trustees' fees and expenses for eight of the Funds were as follows:

           AARP High Quality Money Fund                       $ 19,837
           AARP GNMA and U.S. Treasury Fund                     29,332
           AARP High Quality Bond Fund                          31,055
           AARP High Quality Tax Free Money Fund                30,610
           AARP Insured Tax Free General Bond Fund              30,826
           AARP Balanced Stock and Bond Fund                    23,992
           AARP Growth and Income Fund                          28,774
           AARP Capital Growth Fund                             28,697

The following Compensation Table provides, in tabular form, the following data:

Column (1): all Trustees who receive compensation from the Trusts.
Column (2): aggregate compensation received by a Trustee from all the series of a Trust.
Columns (3) and (4): pension or retirement benefits accrued or proposed be paid by the Trusts. The AARP Trusts do not pay their Trustees such benefits.
Column (5): total compensation received by a Trustee from the Trusts, plus compensation received from all Funds that are advised by the Fund Manager (the "Fund Complex") for which a Trustee serves. The total number of Funds from which a Trustee receives such compensation is also provided.

                               Compensation Table
                      for the year ended December 31, 1995

        (1)                                           (2)                                     (3)          (4)          (5)
                                          Aggregate Compensation from

                                                                                (d)
                                                                            AARP Growth
                                                                               Trust
                                                                           consisting of
                                                                            four Funds:
                                            (b)               (c)         AARP Balanced
                            (a)         AARP Income      AARP Tax Free    Stock and Bond
                         AARP Cash        Trust         Income Trust        Fund, AARP     Pension or                  Total
                         Investment    consisting of     consisting of      Growth and     Retirement               Compensation
                            Fund        two Funds:      two Funds: AARP    Income Fund,     Benefits                   from the
                       consisting of   AARP GNMA and   High Quality Tax     AARP Global     Accrued      Estimated   AARP Trusts
                         one Fund:     U.S. Treasury    Free Money Fund   Growth Fund*,     as Part       Annual       and Fund
                        AARP High      Fund and AARP   and AARP Insured      and AARP       of Fund      Benefits      Complex
Name of Person,        Quality Money  High Quality    Tax Free General     Capital Growth   Complex        Upon        Paid to
Position                   Fund          Bond Fund         Bond Fund            Fund        Expenses    Retirement     Trustee
--------                   ----          ---------         ---------            ----        --------    ----------     -------

Carole L. Anderson,        $538            $1076               -                 -            N/A          N/A         $1614
Trustee                                                                                                              (3 funds)

Adelaide Attard,          $3177            $7387               -              $11,677         N/A          N/A        $22,241
Trustee                                                                                                              (6 funds)

Robert N. Butler,           -              $7140               -              $10,110         N/A          N/A        $17,250
Trustee                                                                                                              (5 funds)

Mary Johnston             $3477              -               $6553            $10,430         N/A          N/A        $33,460
Evans, Trustee                                                                                                       (7 funds)

Edgar R. Fiedler,         $3720            $8000             $7600               -            N/A          N/A       $81,713**
Trustee                                                                                                              (6 funds)

Eugene P.                   -              $8160             $8560               -            N/A          N/A        $16,720
Forrester, Trustee                                                                                                   (4 funds)

William B.                  -                -               $7680            $10,920         N/A          N/A        $18,600
Macomber, Trustee                                                                                                    (5 funds)

George L. Maddox,           -              $8560             $8960               -            N/A          N/A        $17,520
Jr., Trustee                                                                                                         (4 funds)

Robert J. Myers,          $3950            $7892               -              $11,238         N/A          N/A        $23,080
Trustee                                                                                                              (6 funds)

James H. Schulz,            -              $5968             $7006            $11,108         N/A          N/A        $24,082
Trustee                                                                                                              (7 funds)

Gordon Shillinglaw,       $4008              -               $8026            $12,046         N/A          N/A        $102,097
Trustee                                                                                                              (15 funds)


*     AARP Global Growth Fund commenced operations on February 1, 1996.

**    Mr. Fiedler received $48,143 through a deferred  compensation  program.  As of December 31,
      1995, Mr. Fiedler had a total of $414,218  accrued in a deferred  compensation  program for serving on the Board of Directors of Scudder  Institutional  Fund,  Inc. and Scudder  Fund,
      Inc.


                                   DISTRIBUTOR


         Each of the Trusts has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of Scudder, Stevens & Clark, Inc., a Delaware corporation. The underwriting agreements dated September 4, 1985 will remain in effect until August 31, 1996 and from year to year thereafter only if their continuance is approved annually by a majority of the members of the Board of Trustees of each Trust who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees of each Trust or a majority of the outstanding voting securities of each Trust.


         Under each Trust's principal underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Trust; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); and the cost of printing and postage of business reply envelopes.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of shares of the Funds to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of customer service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Trust.

         Note: Although each Trust does not currently have a Rule 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreements provide that the Trust will also pay those fees and expenses permitted to be paid or assumed by that Trust pursuant to a Rule 12b-1 Plan, if any, adopted by each Trust, notwithstanding any other provision to the contrary in the underwriting agreement and each Trust or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor currently offers shares of the Funds to investors in all states. Each underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of any of the Funds.

                                      TAXES

 (See "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" in the Prospectus.)

         Each AARP Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code (the "Code"), as amended, since its inception and intends to continue to so qualify. (Such qualification does not involve supervision of management or investment practices or policies by a government agency.) In any year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, and at least 90% of its net tax-exempt income, if any, the Fund generally is not subject to Federal income tax to the extent that it distributes to shareholders its investment company taxable income and net realized capital gains in the manner required under the Code.

         Each AARP Fund must distribute its taxable income according to a prescribed formula and will be subject to a 4% nondeductible excise tax on amounts not so distributed. The formula requires a Fund to distribute each calendar year at least 98% of its ordinary income (excluding tax-exempt income) for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and any ordinary income and capital gains for prior years that was not previously distributed.

         To qualify under Subchapter M, gains from the sale of stock, securities and certain options, futures and forward contracts held for less than three months must be limited to less than 30% of each Fund's annual gross income. Moreover, short-term gains (i.e., gains from the sale of securities held for one year or less) are taxed as ordinary income when distributed to shareholders. Options, futures and forward activities of the AARP Funds may increase the amount of the short-term gains and gains that are subject to the 30% limitation.

         The determination of the nature and amount of investment company taxable income of a Fund will be based solely on the transactions in, and on the income received and expenses incurred by or allocated to, the Fund. Each AARP Fund intends to offset any realized net capital gains against any capital loss carryforward before making capital gains distributions to shareholders.

         Distributions of any investment company taxable income (which includes interest, dividends and the excess of net short-term capital gain over net long-term capital loss, less expenses) are taxable to shareholders as ordinary income.

         Generally, each Fund will distribute any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss). If a Fund retains its net capital gains for investment, requiring Federal income tax to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to its shareholders. As a result, shareholders (a) will be required to include in income for Federal income tax purposes, as long-term capital gains, their proportionate share of such undistributed amounts and (b) will be entitled to credit their proportionate share of the Federal income tax paid thereon by the Fund against their Federal income tax liability. In the case of shareholders whose long-term capital gains would be taxed at a lower rate, the amount of the credit for tax paid by a Fund in excess of the shareholder's actual tax on capital gains may be applied to reduce the net amount of tax otherwise payable by such shareholders in respect of their other income or, if no tax is payable, the excess may be refunded. For Federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between its pro rata share of such gains and its tax credit. If a Fund retains net capital gains, it may not be treated as having met the excise tax distribution requirement.

         Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains by a Fund will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon distribution which will nevertheless be taxable to them.

         Shareholders who redeem, sell or exchange shares of a Fund may realize gain or loss if the proceeds are more or less than the shareholder's purchase price. Such gain or loss generally will be a capital gain or loss if the Fund shares were capital assets in the hands of the shareholder, and generally will be long- or short-term, depending on the length of time the Fund shares were held. However, if a shareholder realizes a loss on the sale of a share held at the time of sale for six months or less, such loss will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. A gain realized on a redemption, sale or exchange will not be affected by a reacquisition of shares. A loss realized on a redemption, sale or exchange, however, will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Equity options (including options on stock and options on narrow-based stock indexes) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Fund's holding period for the option and in the case of an exercise of a put option on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security of the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by a Fund is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

         Many futures contracts, certain foreign currency forward contracts and all listed nonequity options (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will constitute "section 1256 contracts." Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or losses. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on October 31) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract, foreign currency forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Proposed regulations have been issued which may allow the Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by those countries.

         Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount represents interest for Federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount earned in a given year generally is treated for Federal income tax purposes as income earned by the Funds, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Funds is determined on the basis of a constant yield to maturity which takes into account at least semi-annual or annual compounding (depending on the date of the security) of accrued interest.

         In addition, some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of many debt securities, including tax-exempt securities having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Funds at a constant rate over the time remaining to the debt security's maturity or, at the election of the Funds, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         In addition to Federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions from the Funds. Under the laws of certain states, distributions of investment company taxable income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax. Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Funds in their own state and localities.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, Trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her.

         Special Information Regarding AARP High Quality Tax Free Money Fund and AARP Insured Tax Free General Bond Fund: Each of the AARP Tax Free Income Funds intends to qualify to pay "exempt-interest dividends" to its shareholders. Each

Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities of states, U.S. possessions, their political subdivisions, and the District of Columbia, the interest on which is exempt from Federal tax. To the extent that the Funds' dividends distributed to shareholders are derived from earnings on interest income exempt from Federal tax and are designated as "exempt-interest dividends" by the Funds, they will be excludable from a shareholder's gross income for Federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits. In addition, interest on certain municipal obligations (private activity bonds) will be treated as a preference item for purposes of calculating the alternative minimum tax for individuals and for corporations. Similarly, income distributed by the Funds, including exempt-interest dividends, may constitute an adjustment to alternative minimum taxable income of corporate shareholders. The Funds do not intend to purchase any private activity bonds. The Funds will inform shareholders annually as to the portion of the distributions from the Funds which constituted "exempt-interest dividends."

         To the extent that the Funds' dividends are derived from interest on their temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered ordinary taxable income for Federal income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable at long-term capital gain rates regardless of the length of time the shareholder has owned Fund shares. However, if a shareholder realizes a loss on the sale of a share held at the time of sale for six months or less, such loss will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, a loss realized by a shareholder on the sale of shares of the Funds with respect to which exempt-interest dividends have been paid will be disallowed if such shares have been held by the shareholder for six months or less (to the extent of exempt-interest dividends paid).

         Under the Code, a shareholder's interest expense deductions with respect to indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as either of the AARP Tax-Free Funds, may be limited. In addition, under rules issued by the Internal Revenue Service for determining when borrowed Funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed Funds even though the borrowed Funds are not directly traceable to the purchase of shares.

         Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuer. Neither AARP, the Fund Manager, nor Counsel to the Funds makes any review of proceedings relating to the issuer of municipal securities or the bases of such opinions.

         The foregoing description regarding the AARP Tax-Free Funds relates only to Federal income tax law. Investors should consult with their tax advisers as to exemption from other state or local law. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Funds.

                        BROKERAGE AND PORTFOLIO TURNOVER

Brokerage Commissions

         To the maximum extent feasible the AARP Funds' investment adviser will place orders for portfolio transactions through the Distributor, which in turn will place orders on behalf of the AARP Funds with other brokers and dealers. The Distributor receives no commission, fees or other remuneration from the Funds for this service. Allocation of brokerage is supervised by the Fund Manager.

         Purchases and sales of fixed-income securities for the AARP Funds are generally placed by the Fund Manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The primary objective of the Fund Manager in placing orders for the purchase and sale of assets for the AARP Funds' portfolios is to obtain the most favorable net results, taking into account such factors as price, commission (which is negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Fund Manager seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the AARP Funds to reported commissions paid by others. The Fund Manager reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Fund Manager's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to the Funds or the Fund Manager. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and concerning the performance of accounts. The Fund Manager is not authorized, when placing portfolio transactions for the AARP Funds, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Fund Manager will not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the Funds. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Subject to obtaining the most favorable results, the Fund Manager may place particular transactions through the Distributor, with the net commission or fee being credited against the fee payable to the Fund Manager. The Distributor, however, does not intend to engage in a general brokerage business. Also subject to obtaining the most favorable net results, the Fund Manager may place brokerage transactions with Bear, Stearns & Co. A credit against the custodian fee due to State Street Bank and Trust Company equal to one-half of the commission on any such transaction will be given on any such transaction. The Fund did not enter into any such transactions during its fiscal year.

         Although certain research, market and statistical information from brokers and dealers can be useful to the AARP Funds and to the Fund Manager, it is the opinion of the Fund Manager that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Fund Manager's staff. Such information may be useful to the Fund Manager in providing services to clients other than the AARP Funds, and not all such information is used by the Fund Manager in connection with the AARP Funds. Conversely, such information provided to the Fund Manager by brokers and dealers through whom other clients of the Fund Manager effect securities transactions may be useful to the Fund Manager in providing services to the AARP Funds.


         For the fiscal years ended September 30, 1993, 1994 and 1995 the AARP Growth and Income Fund paid brokerage commissions of $1,369,243, $2,319,113 and $1,690,604 and the AARP Capital Growth Fund paid brokerage commissions of $1,154,049, $1,156,320 and $2,636,662, both respectively. For the fiscal year ending September 30, 1995 and the period ending September 30, 1994, the AARP Balanced Stock and Bond Fund paid brokerage commissions of $149,816 sand $152,376, respectively. In the fiscal year ended September 30, 1995, $1,628,800 (96%) of the total brokerage commissions paid by AARP Growth and Income Fund and $2,498,680 (95%) by AARP Capital Growth Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated $1,512,564,677 for the AARP Capital Growth Fund, (93% of all brokerage transactions) and $939,644,432 (95%) of all brokerage transactions) for the AARP Growth and Income Fund. The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or other special factors. For the fiscal year ended September 30, 1995, $143,133 (96%) of the total brokerage commissions paid by AARP Balanced Stock and Bond Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Funds or the Fund Manager. The amount of such transactions aggregated

$250,877,319 for AARP Balanced Stock and Bond Fund, (98% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or other special factors.


         The Trustees review from time to time whether the recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable. To date, no recapture has been effected.

Portfolio Turnover

         Fund   securities   may  be  sold  to  take   advantage  of  investment
opportunities arising from changing market levels or yield relationships. Although such transactions involve additional costs in the form of spreads or commissions, they will be undertaken in an effort to improve the overall investment return of a Fund, consistent with that Fund's objectives. The portfolio turnover rate of a Fund is defined in a Rule of the SEC as the lesser of the value of securities purchased or securities sold during the year, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. The average annual portfolio turnover rates for the fiscal years ended September 30, 1993, 1994, and 1995 for five of the non-money market Funds were: AARP GNMA and U.S. Treasury Fund, 105.49%, 114.54% and 70.35%; AARP High Quality Bond Fund, 100.98%, 63.75% and 201.07%; AARP Insured Tax Free General Bond Fund, 47.96%, 38.39% and 17.45%; AARP Growth and Income Fund, 17.44%, 31.82% and 31.26%; AARP Capital Growth Fund, 100.63%, 79.65% and 98.44%,
all respectively. The average annual portfolio turnover rate for fiscal year ending September 30, 1995 and the period ending September 30, 1994 for the AARP Balanced Stock and Bond Fund was 63.77%, and 49.32%, respectively. Under normal investment conditions, it is anticipated that the AARP Global Growth Fund's annual portfolio turnover rate will not exceed 75% for the initial fiscal year.

                                 NET ASSET VALUE

AARP Money Funds

         The net asset value per share of the Fund is computed twice daily as of twelve o'clock noon and the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day when the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value is determined by dividing the total assets of the Fund, less all of its liabilities, by the total number of shares of the Fund outstanding. The Fund uses the penny-rounding method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, portfolio securities for which market quotations are readily available and which have remaining maturities of more than 60 days from the date of valuation are valued at the mean between the over-the-counter bid and asked prices. Securities which have remaining maturities of 60 days or less are valued by the amortized cost method; if acquired with remaining maturities of 61 days or more, the cost thereof for purposes of valuation is deemed to be the value on the 61st day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. Determinations of net asset value per share for the Fund made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

AARP Non-Money Market Funds

         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         Trading in securities on foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined by each Trust's Board of Directors.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The financial statements of the AARP Funds included in the Annual Report to shareholders dated September 30, 1995, have been examined by Price Waterhouse LLP, independent accountants, and are incorporated by reference into this Statement of Additional Information in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

Shareholder Indemnification

         Each of the Trusts is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. No series of one Trust is liable for the obligations of another series in the AARP Complex.

Ratings of Corporate Bonds

         The three highest ratings of Moody's for corporate bonds are Aaa, Aa and A. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa securities. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Although factors giving security to principal and interest on bonds rated A are adequate, other elements may be present which suggest a susceptibility to impairment sometime in the future.

         The three highest ratings of S&P for corporate bonds are AAA (Prime), AA (High-grade) and A. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rating issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

Ratings of Commercial Paper

         The ratings Prime-1 and Prime-2 are the highest commercial paper ratings assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; 6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Prime-2 ratings are assigned by Moody's to commercial paper issuers which have a strong capacity for meeting their obligations in a timely fashion. However, their financial, economic and managerial capacities will be less than that of Prime-1 borrowers. Financial characteristics such as earnings, coverage ratios and capitalization will be more affected by external economic factors than Prime-1 borrowers. Liquidity is still believed to be ample.

         The two highest ratings of S&P for commercial paper are A-1 and A-2. Commercial paper rated A-1 or better by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

         S&P will assign an A-2 rating to the commercial paper of companies which have the capacity for timely payment on issues. However, the relative degree of safety is less than for issuers rated A-1.

Ratings of Municipal Bonds

         The three highest ratings of Moody's for municipal bonds are Aaa, Aa, and A. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         The three highest ratings of S&P for municipal bonds are AAA (Prime), AA (High-grade), and A (Good grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of Funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

         S&P's top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

         The ratings F-1+ and F-1 are the two highest ratings assigned by Fitch. Among the factors considered by Fitch in assigning these rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt;
(4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is within these two ratings.

Other Information

         Each AARP Fund has a fiscal year ending on September 30.


         Portfolio securities of the AARP Funds except AARP Global Growth Fund are held separately, pursuant to a custodian agreements with each Trust, by State Street Bank and Trust Company of Boston as Custodian.

         Portfolio securities of AARP Global Growth Fund are held separately, pursuant to a custodian agreement with AARP Growth Trust on behalf of AARP Global Growth Fund, by Brown Brothers Harriman & Co. of Boston as Custodian.

         Each Trust has shareholder servicing agreements with Scudder Service Corporation ("SSC"), a subsidiary of Scudder, Stevens & Clark, Inc. SSC is the transfer agent, dividend disbursing and shareholder service agent for each Fund. Shareholder service expenses charged by SSC were for AARP High Quality Money Fund, $1,533,555; AARP GNMA and U.S. Treasury Fund, $8,104,169; AARP High Quality Bond Fund, $1,720,303; AARP High Quality Tax Free Money Fund, $347,016; AARP Insured Tax Free General Bond Fund, $2,148,893; AARP Balanced Fund, $513,031; AARP Growth and Income Fund, $3,249,295; and AARP Capital Growth Fund, $1,171,702, for the fiscal year ended September 30, 1995. Not all of these fees were paid in full at the fiscal year end.


         The firm of Dechert Price & Rhoads of Washington, D.C. is counsel for the Trusts.


         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of Scudder, Stevens & Clark, Inc., computes net asset value for each Fund. AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund each pay Scudder Fund Accounting an annual fee equal to 0.020% on the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million, up to and including $1 billion and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP Insured Tax Free General Bond Fund pays Scudder Fund Accounting an annual fee equal to 0.024% on the first $150 million of average daily net assets, 0.0070% on such assets in excess of $150 million up to and including $1 billion, and 0.0040% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP GNMA and U.S. Treasury Fund and AARP High Quality Bond Fund each pay Scudder Fund Accounting an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund and AARP Capital Growth Fund each pay Scudder Fund Accounting an annual fee equal to 0.025% on the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges. AARP Global Growth Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.065% on the first $150 million of average daily net assets, 0.0400% of such assets in excess of $150 million up to and including $1 billion, and 0.0200% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders. These transactions will reflect investment decisions made by the Fund Manager in light of the objectives and policies of the Funds, and such factors as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         Costs incurred in connection with subsequent registrations of shares are being amortized on a pro-rata basis as the related shares are issued. If other Funds are added to a Trust, the Trustees will determine whether such Funds should bear any of such costs.

         Each Trust is located at Two International Place, Boston, Massachusetts 02110-4103 (telephone: 1-800-253-2277). Each has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of the Funds offered by the Prospectus. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statements, certain parts of which are omitted in accordance with Rules and Regulations of the SEC. The Registration Statements may be inspected at the principal office of the SEC at 450 Fifth Street, N.W., Washington, D.C. and copies thereof may be obtained from the SEC at prescribed rates.

         The following chart demonstrates that tax-free yields are equivalent to higher taxable yields due to their tax-exempt status. For example, tax-free interest of 5% is the equivalent of 6.94% taxable in a 28% tax bracket. Please refer to the chart for more examples.

Tax-Exempt Income vs. Taxable Income

         The following table illustrates comparative yields from taxable and tax-exempt obligations under federal income tax rates in effect for the 1995 calendar year.

          1995 Taxable Income                           To Equal Hypothetical Tax-Free Yields of 5%, 7%
          Brackets                                     and 9%, a Taxable Investment Would Have To Earn**

                 Individual             Federal
                   Return              Tax Rates            5%                7%                9%
                   ------              ---------            --                --                --

          $0 - $23,350                   15.0%             5.88%            8.24%             10.59%
          $23,351 - $56,550              28.0%             6.94%            9.72%             12.50%
          $56,551 - $117,950             31.0%             7.25%            10.14%            13.04%
          $117,951 - $256,500            36.0%             7.81%            10.94%            14.06%
          Over $256,500                  39.6%             8.28%            11.59%            14.90%


                                       70




                   Joint                Federal
                   Return              Tax Rates            5%                7%                9%
                   ------              ---------            --                --                --

          $0 - $39,000                   15.0%             5.88%            8.24%             10.59%
          $39,001 - $94,250              28.0%             6.94%            9.72%             12.50%
          $94,251 - $143,600             31.0%             7.25%            10.14%            13.04%
          $143,601 - $256,500            36.0%             7.81%            10.94%            14.06%
          Over $256,500                  39.6%             8.28%            11.59%            14.90%

**       These illustrations  assume the Federal alternative minimum tax is not applicable,  that an individual is not a "head of household"  and claims one exemption and that  taxpayers filing a joint  return claim two  exemptions.  Note also that these  federal  income tax brackets  and rates do not take into  account  the  effects  of (i) a  reduction  in the deductibility  of itemized  deductions for taxpayers whose federal adjusted gross income exceeds  $114,700  ($57,350  in the  case of a  married  individual  filing  a  separate return),  or of  (ii)  the  gradual  phaseout  of  the  personal  exemption  amount  for
         taxpayers   whose  federal   adjusted   gross  income   exceeds   $114,700  (for  single
         individuals)  or $172,050  (for  married  individuals  filing  jointly).  The  effective federal tax rates and equivalent  yields for such  taxpayers  would be higher than those shown above.



Example:*

         Based on 1995 federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $40,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.

         There is no guarantee that a Fund will achieve a specific yield. While most of the income distributed to the shareholders of each Fund will be exempt from federal income taxes, portions of such distributions may be subject to federal income taxes. Distributions may also be subject to state and local taxes.

*        Net  amount  subject  to  federal  income  tax  after   deductions  and
         exemptions, exclusive of the alternative minimum tax.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolio, of each AARP Fund, together with the Report of Independent Accountants and Supplementary Information are incorporated by reference and attached hereto on pages 34 through 91 inclusive in the Annual Report to the Shareholders of the AARP Funds dated September 30, 1995, and are hereby deemed to be a part of this Statement of Additional Information.

ANNUAL REPORT
TO SHAREHOLDERS


AARP Investment Program
from SCUDDER


SEPTEMBER 30, 1995





LETTER TO
SHAREHOLDERS


UNDERSTANDING
THE VOLATILITY
OF YOUR
MUTUAL FUNDS


AARP FUND
REPORTS


INVESTMENT
PORTFOLIOS AND
FINANCIAL
STATEMENTS

                              Table of Contents


         Letter to Shareholders ...........................................    2
               Special Section:
Understanding the Volatility of
              Your Mutual Funds ...........................................    7
              AARP Fund Reports ...........................................   12
              AARP High Quality
                     Money Fund ...........................................   13
              AARP High Quality
            Tax Free Money Fund ...........................................   15
                  AARP GNMA and
             U.S. Treasury Fund ...........................................   17
              AARP High Quality
                      Bond Fund ...........................................   19
          AARP Insured Tax Free
              General Bond Fund ...........................................   21
            AARP Balanced Stock
                  and Bond Fund ...........................................   23
                AARP Growth and
                    Income Fund ...........................................   26
                   AARP Capital
                    Growth Fund ...........................................   29
                    AARP Funds'
          Investment Portfolios ...........................................   34
           Financial Statements ...........................................   76
           Financial Highlights ...........................................   82
             Notes to Financial
                     Statements ...........................................   86
          Report of Independent
                    Accountants ...........................................   91
          Officers and Trustees ...........................................   93
    Service and Tax Information ...........................................   96

Letter to Shareholders

Dear Shareholders,

Over the period covered by this Annual Report--October 1, 1994 through September 30, 1995--the benefit of staying committed to your investments became evident. The fiscal period began in late 1994, one of the worst years in history for the bond market and a challenging year for the stock market. Those of you who maintained a long-term investment perspective and remained patient should be pleased. The stock and bond markets have performed exceptionally well since the beginning of 1995. In this environment, the AARP income and growth-oriented Funds provided solid returns while continuing to follow their conservative investment strategies. Descriptions elaborating on the performance of the AARP Funds begin on page 12.

We would first like to spend a few paragraphs discussing the stock and bond markets and then review some matters specific to the AARP Investment Program. We have also added a Special Section to the Report this year that provides you with some tools with which to evaluate your mutual fund investments--specifically how to assess the risk of share price volatility. The section begins on page 7 with a brief discussion of mutual fund risk, followed by questions that you might ask a mutual fund company when considering a particular fund. A detailed grid then provides the answers to those questions as they relate to the AARP Funds. We hope this will allow you to compare the AARP Funds to one another and to other funds you may want to consider for your investment portfolio.


The Stock and Bond Markets

As economic growth slowed in the beginning of 1995, concerns about inflation abated and expectations that the Federal Reserve Board (the Fed) would lower interest rates heightened. As a result, short- and long-term interest rates began to decline. On July 6, 1995, the Fed cut the Federal Funds rate (the rate banks charge each other for overnight loans) by .25% to 5.75%. In making this cut, the first in nearly three years, the Fed cited waning inflationary pressures, with inflation hovering at less than 3%. The economy overall showed strong corporate profits, low inflation, and declining interest rates.

This good news for the stock market propelled it to new heights. The unmanaged Dow Jones Industrial Average--the price-weighted average of 30 actively traded blue chip stocks--hit one record after another, ending September 1995 at 4789, a number that only a few years ago would have seemed impossible. The unmanaged Standard and Poor's 500 Stock Price Index returned 29.75% from October 1, 1994 to September 30, 1995.

The bond market also posted significant gains in this environment because as interest rates decline, bond prices rise. Long-term interest rates, as measured by the 30-year U.S. Treasury bond, declined from 7.81% on September 30, 1994 to 6.57% on September 30, 1995. Short-term interest rates, as measured by the three-month Treasury bill, declined to 5.40% on September 30, 1995 from a high of 5.93% in February of this year.


Looking Ahead

Our outlook for the bond market remains positive due to our expectations that inflation should remain stable for the next year or so, and that interest rates should also remain stable or slightly decline.

Our outlook for the stock market also remains positive. Stocks generally perform well in an environment of low interest rates and low inflation. However, while earnings growth continues, we may be nearing the end of the current business cycle. (A business cycle is a pattern of fluctuating economic output and growth.) Historically, the latter part of the cycle can be characterized as very uncertain for stock investors. As the slowdown in economic activity becomes more pronounced, corporate earnings and stock prices sometimes suffer. While this may cause some short-term volatility, we continue to believe that stocks will outperform bonds and cash equivalents over the longer term.


What This Means for Investors

We believe investors need to continue to focus on their long-term investment goals rather than on short-term uncertainties in the markets. If you have an investment time horizon of three years or more and can accept that both the bond and stock markets will have volatility, short-term downturns in the market should have no impact on your primary investment goal. In fact, these downturns could provide investment opportunities. However, it is also important to put the recent strong performance of the markets into perspective and not expect these unusually high returns to continue indefinitely. Remember that diversification, or allocating your assets in a mix of different investments such as stocks, bonds, and money market investments, can be a sensible strategy to provide you with a degree of protection from market volatility.


The AARP Investment Program from Scudder

As we have mentioned often over this past year, 1995 marks the 10th anniversary of the AARP Investment Program. Over the past ten years we have learned more and more about the needs of our shareholders. Recognizing these needs, all of the AARP Mutual Funds are managed conservatively as the portfolio management teams try to moderate the share price volatility of your investment. This makes the AARP Funds distinct from many other mutual funds which may seek long-term higher returns, but do not focus on reducing short-term share price fluctuation. At the same time, the AARP Funds will provide the opportunity for competitive returns. Of course, while the AARP Funds are conservatively managed, it is important that you realize that your principal is never insured or guaranteed, and the value of your investment and your return will move up and down as market conditions change.

It is this commitment to conservative investing that has continued to appeal to AARP members. As of September 30, 1995, there were more than 670,000 investors participating in the Program and nearly $12 billion in assets under management. With each new shareholder comes different needs. That is why the Program prides itself on the introduction of new services and features that will help you meet those needs. In addition to those outlined on the back of this Report, we are pleased to note the following services and enhancements.

Enhanced Easy-Access Line

Since its initial introduction in 1990, we have continued to improve the Easy-Access Line as the needs of our shareholders have changed. Based upon the most recent input from you, we have enhanced the service. Originally scheduled for an October 5th implementation, the new service was instead made available on October 26th. If you attempted to use the service but could not access it, we encourage you to try again by calling toll-free 1-800-631-4636. It is now easier to use and more informative than ever before.

For detailed information on the enhanced Easy-Access Line, please refer to the October issue of Financial Focus, or call us toll-free at 1-800-253-2277.

New Funds Centers

We were happy to announce that AARP shareholders can now be assisted in Scudder's Funds Centers in San Francisco and New York. As with Funds Centers in Boston, Boca Raton, San Diego, and Scottsdale, you can obtain face-to-face assistance from knowledgeable Mutual Fund Representatives who are specially trained to understand the investment objectives of AARP members. So if you live in these areas and need help in allocating your assets, have questions about planning for retirement, or want to learn more about the AARP Mutual Funds, stop in and see us. For directions, please call us at 1-800-253-2277.

New Office in Norwell

We were pleased to open our new Shareholder Servicing Operations Center in Norwell, Massachusetts in September. While our toll-free phone number has remained the same, our AARP Mutual Funds Representatives will now receive certified or registered mail at the following address:

AARP Investment Program from Scudder
42 Longwater Drive
Norwell, MA 02061-1612

Regular mail should continue to be sent to:

AARP Investment Program from Scudder
P.O. Box 2540
Boston, MA 02208-2540


In Closing

In addition to reading the Special Section about risk that follows, we encourage you to read the individual Fund Reports. Since the AARP Investment Program has now been in existence for ten years, you will see ten-year performance data for most of the Funds included for the first time in our Annual Report. We encourage you to give significant attention to these long-term returns because they provide perspective on how each of the AARP Mutual Funds has performed through different types of markets.

If you have questions about your Funds or the information provided in this Report, please call our knowledgeable AARP Mutual Fund Representatives between the hours of 8:00 A.M. to 8:00 P.M. Monday through Friday, eastern time at 1-800-253-2277.

Sincerely,


/s/Cuyler W. Findlay
Cuyler W. Findlay
Chairman


/s/Linda C. Coughlin
Linda C. Coughlin
President


/s/Douglas M. Loudon
Douglas M. Loudon
Investment Director

BLANK PAGE

Understanding the Volatility of Your Mutual Funds

As shareholders, many of you received the November 1995 issue of Financial Focus, the Program's monthly newsletter. In it, we presented information about how to assess some of the risks associated with your mutual funds. Because of its importance, we have repeated much of the information in this Special Section. In addition, we have provided you with statistics about the AARP Income and AARP Growth Funds so you can begin to understand how to evaluate such measurements as standard deviation and duration. We hope to continue to provide you with similar information on a periodic basis. As you read through this section, please remember that our AARP Mutual Fund representatives are able to help you with many of your questions. Please call toll-free 1-800-253-2277.


Defining Risk

Currently, the Securities and Exchange Commission (SEC) is determining if it is possible to define a universal method of measuring the risks of a particular fund. Having risk benchmarks to accompany performance benchmarks would greatly enhance an investor's ability to evaluate a mutual fund. Until then, however, determining a fund's risk requires some homework. But what do we mean by risk? Risk, as you know, is a multifaceted concept that means different things to different people. What may seem risky to you may be conservative to someone else. That is, in fact, why it is so difficult to create a risk benchmark that is appropriate for every type of mutual fund.

We can define risk broadly as the possibility that you will lose part of your investment. At one end of the risk spectrum are money funds, which pose little risk to your principal (though they do pose risk to your purchasing power if your investment does not increase in value to ward off inflation and taxes). At the other end are growth funds, which are characterized as having a high degree of risk because their value can decline notably over the short term. Related to this is the fundamental relationship between risk and return. Generally, if you choose a less risky investment, you must expect a lower return. Conversely, if you expect potentially higher returns, there is usually more short-term risk involved.


What is Your Tolerance for Risk?

Ultimately, evaluating the risk of an investment involves understanding your own tolerance for risk as well as your investment time horizon. If you have a short investment time horizon, you would be concerned about whether the income you receive will keep up with taxes and inflation. If you have a long investment time horizon, you need to think about how far down an investment value could go--and how long it could stay down--before you start feeling very uncomfortable.

While you think about this, remember that no real loss or gain is realized until you sell your investment. That is why time is such an important factor. A way for you to help manage risk is to commit for the long term and understand the importance of diversifying your investments among several types of mutual funds and dollar cost averaging, or investing a fixed amount of money at regular intervals.


Managing the Risk of Share Price Volatility

Because there are so many types of investment risk, and because there are no universal methods of measurement, it may be helpful to focus on a risk over which portfolio managers of a mutual fund can exert some control--share price volatility. A year and a half ago we at the AARP Investment Program looked at the question of volatility and started to better define our volatility objectives and refine the investment strategies of three Funds: The AARP High Quality Bond Fund, the AARP Insured Tax Free General Bond Fund, and the AARP Capital Growth Fund. Today, all the Funds are managed to moderate the risk of share price volatility, or the frequency and magnitude of declines in each Fund's net asset value. The tradeoff will be returns that while competitive, may not offer returns of similar funds that are not managed to reduce share price volatility.

The following questions may help you determine the potential volatility of a mutual fund.

Is the Fund Managed to Moderate Volatility?

A stock fund is managed to moderate volatility if it has a more diversified portfolio, which usually lowers the risk to the fund because the poor performance of a few securities will be cushioned by the positive performance of the majority. Therefore, a stock fund that is highly concentrated in one particular sector poses more risk than one that is diversified among many different sectors of the market. For a bond fund, moderating volatility relates to the degree of interest rate exposure. (Please refer to the next page for the section on duration.)

What is the Fund's Standard Deviation?

Standard deviation measures how much a fund's return fluctuates from month to month. Funds with high standard deviations have generally performed more erratically in the past. However, consistency can be misleading because a fund that declines steadily month after month may have a low standard deviation. Therefore, when you look at a fund's standard deviation, also look at its performance to determine whether the returns the fund produced were acceptable to you given its volatility. Be aware too that standard deviation does not reflect market performance, nor does it predict future performance.

As you look at the grid on pages 10 and 11, you will note that we have quoted three-year standard deviations for the AARP Income and AARP Growth Funds, which provide a more complete picture than one-year figures. We have also provided three-year average annualized returns as well. As you review these figures, please remember that the refined investment strategies of the AARP Funds mentioned previously might decrease the Funds' standard deviations in the future.

What is the Fund's Duration?

Duration indicates a bond fund's sensitivity to changes in interest rates. It measures how a bond fund may react to a one percentage point change in interest rates. For example, if a bond fund has a duration of four years, it should lose about 4% of its value if interest rates rise by one percentage point and gain approximately 4% if rates decline by one percentage point. Since duration changes as interest rates change, you should check your fund's duration periodically, remembering that the lower the duration the less volatility the fund endures. Duration is a more accurate measure of interest rate risk than average maturity because it takes into account interest payments as well as amount paid at maturity.

Does the Fund Use Derivatives?

Derivatives are securities whose value is derived from or based on an underlying security, asset, or index. They are subject to the same fundamental relationship between risk and potential return as are all investments. The higher the risk of a derivative, the greater its potential return. When used by a mutual fund, derivatives can reduce or increase risk in the same way that any security in the portfolio can. Derivatives are often used to help manage risk and to protect against the potential of large losses, or to increase your potential returns. Investment professionals can use one of a variety of techniques to hedge (that is, to offset investment risk) utilizing such derivatives as options, futures, and forwards. If a fund uses derivatives, find out if they are used for defensive purposes (which may not add significant risk to a portfolio, and may in fact reduce risk), or to increase return (which often adds significantly greater risk to the fund).

Assessing the Volatility of the AARP Mutual Funds

The following grid summarizes how the AARP Mutual Funds (with the exception of the AARP money funds) are managed to reduce share price volatility, and gives standard deviation, duration, credit quality, and derivative information. Though the grid does not compare the AARP Funds to other funds or benchmarks, it does allow you to compare the AARP Funds to each other. If you would like to discuss any of this information with our AARP Mutual Fund Representatives, please call toll-free at 1-800-253-2277.

                                                                                                                STANDARD
                                                            HOW THE FUND IS MANAGED                             DEVIATION
   FUND                                                     TO MODERATE VOLATILITY                          (9/30/92-9/30/95)
   ----                                                     ----------------------                          -----------------
         AARP INCOME FUNDS

   AARP GNMA and                      The Fund actively seeks to reduce price  volatility by investing in          3.06
   U.S. Treasury Fund                 a combination of short-,  intermediate-,  and long-term securities, and by adjusting the mix of GNMA and U.S. Treasury  securities.  It
                                      generally   keeps  a  significant   portion  of  the  portfolio  in
                                      short-term assets, which helps reduce share price fluctuation.

   AARP High Quality Bond Fund*       The Fund invests in securities  with varying  maturities.  At least          4.87
                                      65% of the  assets  of the Fund are  invested  in U.S.  Government, corporate, and other fixed income securities.  The non-governmental investments  of  the  Fund  will  be  spread  among  a  variety  of companies and will not be concentrated in any one industry.

   AARP Insured                       The  Fund  invests  primarily  in  a  mix  of  high-grade   short-,          6.80
   Tax Free General Bond Fund*        intermediate-,  and long-term municipal securities that are insured against  default  by  private  insurers.  We  expect  the  standard deviation to decline in the future.

         AARP GROWTH FUNDS

   AARP Balanced Stock                The Fund invests in a broadly diversified mix of equity securities,     3-year figure not
   and Bond Fund                      bonds, and cash reserves.  The Fund invests only in dividend-paying     available since
                                      stocks,  which tend to have less  volatility  than  other  types of     Fund is less
                                      stocks.                                                                 than 3 years old.

   AARP Growth and                    The Fund  consists of a broadly  diversified  portfolio  consisting          7.78
   Income Fund                        primarily  of  dividend-paying  stocks,  which  tend to  have  less volatility than other types of stocks.  It invests in common stocks
                                      and  securities   convertible  into  common  stocks,   as  well  as
                                      preferred stocks.

   AARP Capital                       This Fund  underwent  the most  dramatic  strategy  change.  It now         11.34
   Growth Fund*                       consists of a broadly diversified portfolio consisting primarily of
                                      high-quality,   medium-  to   large-sized   companies  with  strong
                                      competitive  positions  in their  industries.  It invests in common stocks and securities  convertible  into common stocks,  as well as preferred  stocks.  We expect the standard  deviation to decline in the future.

 *   This Fund's investment strategy was modified in February 1995.

     AVERAGE ANNUALIZED            EFFECTIVE                                                               DERIVATIVES
        TOTAL RETURN               DURATION                                                                IN PORTFOLIO
     (9/30/92-9/30/95)          (AS OF 9/30/95)         CREDIT QUALITY OF BONDS                          (AS OF 9/30/95)
     -----------------          ---------------         -----------------------                          ---------------
            4.64%                     2.80          All   securities   in  the  portfolio  are      No derivatives at this time.
                                                    backed  by the full  faith  and  credit of
                                                    the U.S. Government.

            6.09%                     4.70          100%   of  the   Fund's   securities   are      No derivatives at this time.
                                                    high-quality-- AAA-,  AA-, or A-rated.  At
                                                    least 65% of the Fund's  assets must be in
                                                    securities that are AAA- or AA-rated,  the
                                                    top two ratings.

            6.37%                     7.50          100%   of  the   Fund's   securities   are      Approximately 10% of net
                                                    high-quality-- AAA-,  AA-, or A-rated.  At      assets were exposed to
                                                    least 65% of these  securities are insured      derivatives for defensive
                                                    against default.                                purposes.

       Not applicable.       4.80 of bond portion   All bonds are investment  grade -- at least     Approximately 3% of net
                                 of portfolio.      75% of the Fund's bonds are AAA-,  AA-, or      assets were exposed to
                                                    A-rated.   The   remainder   can   be  Baa      derivatives primarily for
                                                    (Moody's)  or BBB  (Standard  & Poor's) or      defensive purposes.
                                                    higher.

           15.79%               Not applicable.     Not applicable.                                 No derivatives at this time.


           13.58%               Not applicable.     Not applicable.                                 No derivatives at this time.


AARP Fund Reports

The following pages contain a summary of each Fund in the AARP Investment Program from Scudder. Each AARP Mutual Fund report contains the one-year total return, five-year total return, and ten-year total return or Life of Fund total return. Because a one-year total return could be high or low depending on market conditions over a 12-month period, it is useful to have the perspective of the five-year and ten-year total return figures. Within each Fund description (except for the AARP money funds), one-year total return is broken down into two components: distribution of income and capital change. Distribution of income is defined as reinvested dividends. Capital change is defined as the change in the price per share including any reinvested capital gains distributions.

You will also note that all of the AARP Funds, except the AARP money funds, have been compared to market indices. We are providing these comparisons to comply with the Securities and Exchange Commission's (SEC) disclosure requirements. Under these requirements, all mutual funds (except money funds) are required to compare their performance over the past ten years (or Life of Fund) to that of a broad-based securities market index. It is important to note, however, that these indices have limited relevance to the performance of mutual funds. They do not reflect the deduction of any servicing, investment management, or administration expenses.

Also, the AARP Mutual Funds are unique in the high quality of their investment portfolios and the emphasis on seeking to reduce share price fluctuation. This, in turn, can have significant impact on performance. Therefore, when comparing an AARP Mutual Fund's performance with that of a major market index, remember that any comparison may be of limited value.

AARP High Quality Money Fund

At a Glance

Fund Overview

This Fund is designed to preserve your principal while you earn money market returns. The AARP High Quality Money Fund has quality standards high enough to have secured a AAAm rating from Standard & Poor's*, a leading national independent rating firm. The Fund seeks to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. Government and the yield of the Fund will fluctuate.

* The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

For Whom the Fund is Designed

This Fund may be appropriate for investors who have short-term needs or who do not want the risk of investing in stocks or bonds. These investors include those seeking money market income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their assets with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.

Q    How has the Fund performed?

A As with all money funds, the performance of the AARP High Quality Money Fund mirrored what happened to short-term interest rates. Short-term interest rates, as measured by the three-month U.S. Treasury Bill, declined over recent months. By September 30, 1995, short-term interest rates declined to 5.40% from as high as 5.93% earlier this year. While this trend has caused a gradual decline in the Fund's yield since February, the Fund's 7-day net annualized yield of 4.97% as of September 30, 1995 was still higher than its 3.94% yield on September 30, 1994. The Fund has been able to maintain a competitive yield by lengthening its average maturity (see investment strategy on the next page).

     The Fund's one-year total return was 4.99%, which was made up entirely of income. The five-year cumulative total return was 21.95%; the five-year average annualized total return was 4.05%; the 10-year cumulative total return was 69.05%; and the 10-year average annualized total return was 5.39%. Of course past performance is not a guarantee of future results, and yield will fluctuate.

Q    What has been the Fund's investment strategy?

A In the latter part of 1994 and into the first several months of 1995, we maintained a short average maturity to take advantage of rising interest rates. The Fund's average maturity was as short as 21 days back in February when short-term interest rates peaked at 5.93%. As short-term interest rates began to decline, the portfolio management team purchased securities with longer maturities. By gradually lengthening the average maturity of the Fund to approximately 55 days as of September 30, 1995, we were able to provide shareholders with a higher yield.

     We also decreased our investment in floating rate notes from 57% to 34% over this period. Floating rate instruments "float" with the market as interest rates rise or fall. Therefore, in a declining interest rate environment, we decreased our exposure to such securities.

Q    What can I expect from the Fund in the upcoming year?

A The Fund should remain a good alternative for your short-term assets or if you are seeking stability of principal. However, we expect short-term interest rates to remain relatively stable or decline slightly over the next few months and into 1996. Consequently, the yield of the AARP High Quality Money Fund may decline slightly as well.

AARP High Quality Tax Free Money Fund

At a Glance

Fund Overview

The AARP High Quality Tax Free Money Fund is designed to offer you stability of principal, along with income free from federal taxes.1 The quality of the Fund is high enough to have secured a AAAm rating from Standard & Poor's (S&P).2 The AARP High Quality Tax Free Money Fund is designed to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that, unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. Government, and yield will fluctuate.

1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

2 The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

For Whom the Fund is Designed

This Fund may be appropriate for investors seeking tax-free income or who do not want the risk of investing in stocks or bonds. These investors include those seeking money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.

Q    How has the Fund performed?

A Over the past 12 months, the AARP High Quality Tax Free Money Fund provided shareholders with modest returns and a rising yield. The Fund's 7-day net annualized yield as of September 30, 1995 was 3.37% (which is a tax equivalent yield of 5.58% for shareholders in the 39.6% tax bracket). This was up from its 2.64% yield on September 30, 1994. The Fund's one-year total return was 2.99%, which was made up entirely of income. The five-year cumulative total return was 15.91%; the five-year average annualized total return was 3.00%, the 10-year cumulative total return was 52.03%; and the 10-year average annualized total return was 4.28%.

     Please note that the five- and ten-year figures include the performance of the AARP Insured Tax Free Short Term Fund, which changed its name and objective to the AARP High Quality Tax Free Money Fund on August 1, 1991. Of course, past performance is not a guarantee of future results and yield will fluctuate.

Q    What has been the Fund's investment strategy?

A Over the past 12 months, we lengthened the average maturity of the Fund to approximately 55 days as of September 30, 1995. We decreased our holdings of securities with maturities of three to six months, and increased our investment in securities with maturities of six to 12 months. The longer average maturity provided shareholders with higher yields as short-term interest rates declined. We will not move longer than 55 days because the average maturity of the Fund cannot exceed 60 days if we are to maintain the S&P's AAAm rating. This is the highest rating S&P issues a Fund of this type.

     As always, all securities we bought over the past six months are rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service Inc., Moody's Investors Service Inc., or S&P. For those funds rated by S&P, there are particular guidelines with which each fund must comply in order to maintain its AAAm rating. In addition, within the universe of securities that fit within the S&P criteria, Scudder credit analysts approve only a small percentage of that universe. Therefore, the number of securities that we have to choose from is much smaller and in most cases of better quality than other tax-free money funds.

Q    What can I expect from the Fund in the upcoming year?

A We believe the Fund should continue to provide investors in high tax brackets with an alternative for their short-term investment needs. However, we expect short-term interest rates to remain stable or decrease slightly. The short-term municipal market should follow that trend. Consequently, the yield of the AARP High Quality Tax Free Money Fund may decline slightly.

AARP GNMA and U.S. Treasury Fund

At a Glance

Fund Overview

The AARP GNMA and U.S. Treasury Fund seeks to produce monthly income from a conservatively managed high-quality portfolio. Although your principal is not guaranteed as it is with an insured fixed-rate Certificate of Deposit (CD) or savings account, the Fund is managed to help reduce share price fluctuation. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee is not related to the Fund's yield or share price, both of which will fluctuate daily.

For Whom the Fund is Designed

The Fund is designed for conservative investors who want relatively high current income and who seek a degree of protection from day-to-day share price volatility. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.


GROWTH OF A $10,000 INVESTMENT

 Yearly                      AARP GNMA        Lehman
 Periods                     and U.S.         Brothers
 Ended                       Treasury         Mortgage
 Sept. 30                    Fund++           GNMA Index+
 ---------------------------------------------------------------
 1 Year                      $11,031          $11,407
 5 Year                      $14,540          $15,606
 10 Year                     $21,938          $26,277

LINE CHART:
Yearly Periods ended September 30++

CHART DATA:
                     AARP GNMA          Lehman
                     and U.S.           Brothers
                     Treasury           Mortgage
                     Fund               GNMA Index
 -----------------------------------------------------------
       85             10000              10000
       86             11362              11784
       87             11537              12013
       88             12813              13820
       89             13861              15384
       90             15088              16837
       91             17219              19635
       92             19145              21878
       93             20273              23320
       94             19887              23035
       95             21938              26277


TOTAL RETURN

Cumulative

 ---------------------------------------------------------------
 Yearly                      AARP GNMA        Lehman
 Periods                     and U.S.         Brothers
 Ended                       Treasury         Mortgage
 Sept. 30                    Fund++           GNMA Index+
 ---------------------------------------------------------------
 1 Year                       10.31%           14.07%
 5 Year                       45.40%           56.06%
 10 Year                     119.38%          162.77%

Average Annual

 ---------------------------------------------------------------
 1 Year                       10.31%           14.07%
 5 Year                        7.77%            9.30%
 10 Year                       8.17%           10.14%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

LINE CHART:
Yearly Periods ended September 30++

CHART DATA:

                          AARP GNMA          Lehman
                          and U.S.           Brothers
                          Treasury           Mortgage
                          Fund               GNMA Index
 -----------------------------------------------------------
 1991                    14.12                 16.61
 1992                    11.19                 11.43
 1993                     5.89                  6.59
 1994                    -1.9                  -1.22
 1995                    10.31                 14.07


                          1991       1992       1993      1994       1995
 -------------------------------------------------------------------------------
Net Asset Value        $  15.72   $  16.19   $  15.96   $ 14.73    $  15.19
Income Dividends       $   1.26   $   1.22   $   1.15   $  0.93    $   1.01
Capital Gains          $   --     $   --     $   --     $   --     $   --
Distributions
Fund Return (%)        14.12%     11.19%      5.89% -1.90%         10.31%
Index Return (%)+      16.61%     11.43%      6.59% -1.22%         14.07%

+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market value weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP GNMA and U.S. Treasury Fund performed well. The Fund's share price on September 30, 1994 was $14.73; it increased to $15.19 on September 30, 1995. Because of the Fund's conservative investment philosophy (see investment strategy below), it usually outperforms similar funds in a down bond market (when interest rates are rising) and underperforms when the bond market rallies as it did over the past several months. Therefore, the Fund's one-year total return of 10.31% (representing 7.19% in distributions of income and 3.12% in capital change) underperformed the unmanaged Lehman Brothers Mortgage GNMA Index total return of 14.07%. It is also important to note that an index return does not reflect investment in cash or the deduction of any servicing, investment management, or administration expenses as a mutual fund does.

     The Fund's yield continued to provide higher yields than insured fixed-rate 12-month CDs. According to Banxquote, a weekly financial rate reporter, the nationally averaged yield on the 12-month CD as of September 30, 1995 was 5.23% -- significantly lower than the 6.59% yield on the AARP GNMA and U.S. Treasury Fund. (Keep in mind that yield does not take into consideration the share price fluctuation of the Fund. Unlike the share price of the Fund, the principal value of a CD remains constant. Past performance is not a guarantee of future results.)

Q    What has been the Fund's investment strategy?

A In order to provide more income to shareholders, we shifted assets from shorter-term instruments into GNMA securities, which were selling at attractive price levels. As of September 30, 1995, 77% of the portfolio was invested in GNMA securities. We have emphasized lower-rate mortgages because they provide a combination of high income with some protection from prepayments (paying off a mortgage before it comes due). As of the end of September, almost a third of total assets were in 7% to 7.50% coupon mortgages.

     The remainder of the portfolio (approximately 23%) was in short-term U.S. Treasury obligations and cash equivalents with maturities of two years or less. As you know, it has been an ongoing strategy to keep some of the Fund's assets in shorter maturity bonds to help dampen share price volatility.

Q    What should I expect from the Fund in the upcoming year?

A We believe the Fund will continue to be a sound choice for conservative investors, offering higher current income than many other comparable alternatives, with a certain degree of protection from market volatility, particularly compared to longer-term alternatives. As stated in the Letter to Shareholders, we expect both short- and long-term interest rates to remain relatively stable over the next year or perhaps decline a bit. Combined with an attractive mortgage market, this should continue to provide the high current income shareholders have come to expect.

AARP High Quality Bond Fund

At a Glance

Fund Overview

The AARP High Quality Bond Fund offers you monthly income and the opportunity for higher returns than you can expect from the AARP GNMA and U.S. Treasury Fund. In pursuing higher returns, fluctuation in the value of your principal may also be greater. The Fund has quality standards that are among the highest of any general bond fund currently available, with at least 65% of the portfolio invested in AAA-rated and AA-rated issues, and the other 35% in nothing less than A-rated bonds.

For Whom the Fund is Designed

The Fund is designed for investors who want competitive returns from a portfolio of high credit quality. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield. The AARP High Quality Bond Fund has the potential to offer shareholders a greater total return than the AARP GNMA and U.S. Treasury Fund. It will also be subject to greater price fluctuation.


GROWTH OF A $10,000 INVESTMENT

 Yearly                  AARP High              Lehman
 Periods                 Quality                Brothers
 Ended                   Bond Fund++            Aggregate
 Sept. 30                                       Bond Index+
 -----------------------------------------------------------------------
 1 Year                  $11,298                $11,406
 5 Year                  $15,375                $15,848
 10 Year                 $22,775                $25,917

LINE CHART
Yearly Periods ended September 30++

CHART DATA
                   AARP HIGH QUALITY   LEHMAN BROTHERS
                   BOND FUND           AGGREGATE BOND INDEX
 ----------------------------------------------------------------
 85                   10000                  10000
 86                   11360                  12028
 87                   11350                  12060
 88                   12755                  13664
 89                   14079                  15203
 90                   14813                  16353
 91                   17100                  18969
 92                   19077                  21349
 93                   21343                  23479
 94                   20159                  22722
 95                   22774                  25917


TOTAL RETURN

Cumulative

 -----------------------------------------------------------------------
 Yearly                  AARP High              Lehman
 Periods                 Quality                Brothers
 Ended                   Bond Fund++            Aggregate
 Sept. 30                                       Bond Index+
 -----------------------------------------------------------------------
 1 Year                   12.98%                 14.06%
 5 Year                   53.75%                 58.48%
 10 Year                 127.75%                159.17%

Average Annual

 -----------------------------------------------------------------------
 1 Year                   12.98%                 14.06%
 5 Year                    8.98%                  9.64%
 10 Year                   8.58%                  9.99%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

BAR CHART
Yearly Periods ended September 30++

CHART DATA

                            AARP HIGH QUALITY  LEHMAN BROTHERS
                            BOND FUND          AGGREGATE BOND
                                               INDEX
 ------------------------------------------------------------------
 1991                       15.44               15.99
 1992                       11.56               12.55
 1993                       11.88                9.98
 1994                       -5.55               -3.22
 1995                       12.98               14.06


                                  1991      1992       1993     1994      1995
 -------------------------------------------------------------------------------
 Net Asset Value                $ 15.71   $ 16.44   $ 17.19   $ 15.05   $ 16.01
 Income Dividends               $  1.10   $  1.03   $  0.93   $  0.85   $  0.93
 Capital Gains Distributions    $  --     $  --     $  0.18   $  0.38   $  --
 Fund Return (%)                  15.44%    11.56%    11.88%    -5.55%    12.98%
 Index Return (%)+                15.99%    12.55%     9.98%    -3.22%    14.06%

+ The unmanaged Lehman Brothers Aggregate Bond Index is a market value weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP High Quality Bond Fund performed well over the past 12 months as long-term interest rates declined. Long-term interest rates, as measured by the 30-year U.S. Treasury Bond, declined from 7.81% on September 30, 1994 to 6.57% on September 30, 1995. As a result, the value of the securities held by the Fund increased. The Fund's share price increased from $15.05 to $16.01 over this period. The Fund's one-year total return was 12.98%, with 6.60% representing distributions of income and 6.38% capital change. Its one-year total return underperformed the unmanaged Lehman Brothers Aggregate Bond Index return of 14.06%. The Fund's underperformance was due to its conservative investment strategy designed to moderate share price fluctuation. It is also important to note that an index return does not reflect investment in cash or the deduction of any servicing, investment management, or administration expenses, as a mutual fund does.

Q    What has been the Fund's investment strategy?

A In the last quarter of 1994, the Fund focused on bonds at the shorter and longer ends of the maturity spectrum. This strategy was designed to provide a sound mix of competitive yields and limited price fluctuation in an environment of unstable but generally rising interest rates. Since the beginning of 1995, however, our strategy began to shift toward intermediate-term bonds. This revised strategy is in keeping with our outlook for a steeper yield curve, which is when short-term yields decline faster than long-term yields. Intermediate-term bonds usually perform well in this environment.

     We also increased the Fund's investment in mortgage-backed securities to 42% of the portfolio to boost the Fund's total return. As previously discussed on page 18, we believe that lower-rate mortgage-backed securities offer an attractive combination of high income and good quality at current market levels. A majority of the mortgage securities we held in the portfolio had coupons ranging from 7% to 7.50%. We also increased the Fund's investment in corporate bonds to 23% of the portfolio. The corporate sector included issues from some of the country's leading consumer staples, durable goods manufacturing, financial, and transportation companies.

     As of September 30, 1995, 66% of the portfolio was invested in government, AAA-rated or AA-rated securities; 23% of the Fund was invested in A-rated bonds; and 11% was in cash equivalents.

Q    What should I expect from the Fund in the upcoming year?

A As stated in the Letter to Shareholders, we expect both short- and long-term interest rates to remain relatively stable over the next year or perhaps decline a bit. We believe that the AARP High Quality Bond Fund is positioned for possible lower interest rates with increased exposure to intermediate-term issues. This Fund should continue to provide shareholders with high income and less share price fluctuation than a long-term bond.

AARP Insured Tax Free General Bond Fund

At a Glance

Fund Overview

The AARP Insured Tax Free General Bond Fund seeks to pay high monthly income that is free from federal taxes.* The Fund invests in a portfolio consisting primarily of high-grade municipal securities that are insured against default. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily. The Fund also aims to keep the value of its shares more stable than that of a long-term municipal bond.

* It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains generally will be subject to federal, state and local taxes.

For Whom the Fund is Designed

The Fund is designed for investors in higher tax brackets who want income that is free from federal income taxes. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.

GROWTH OF A $10,000 INVESTMENT

 ---------------------------------------------------
 Yearly                  AARP
 Periods                 Insured       Lehman
 Ended                   Tax Free      Brothers
 Sept. 30                General       Municipal
                         Bond Fund++   Bond Index+
 ---------------------------------------------------
 1 Year                  $11,021       $11,118
 5 Year                  $15,074       $15,289
 10 Year                 $22,913       $25,121

LINE CHART
Yearly Periods ended September 30++

CHART DATA
                AARP INSURED TAX FREE        LEHMAN BROTHERS
                GENERAL BOND FUND            MUNICIPAL BOND
                                             INDEX
 -------------------------------------------------------------------------
       85          10000                     10000
       86          11796                     12465
       87          11449                     12530
       88          13096                     14156
       89          14492                     15385
       90          15200                     16431
       91          17305                     18598
       92          19038                     20542
       93          21764                     23160
       94          20790                     22594
       95          22913                     25121

TOTAL RETURN

Cumulative
 ---------------------------------------------------
 Yearly                  AARP
 Periods                 Insured       Lehman
 Ended                   Tax Free      Brothers
 Sept. 30                General       Municipal
                         Bond Fund++   Bond Index+
 ---------------------------------------------------
 1 Year                   10.21%        11.18%
 5 Year                   50.74%        52.89%
 10 Year                 129.13%       151.21%

Average Annual

 ---------------------------------------------------
 1 Year                   10.21%        11.18%
 5 Year                    8.55%         8.86%
 10 Year                   8.64%         9.64%

ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

LINE CHART
Yearly Periods ended September 30++

CHART DATA

                AARP
                INSURED                      LEHMAN BROTHERS
                TAX FREE                     MUNICIPAL BOND
                GENERAL BOND FUND            INDEX
 -------------------------------------------------------------------------
 1991                      13.85                        13.19
 1992                      10.01                        10.45
 1993                      14.31                        12.74
 1994                      -4.48                        -2.44
 1995                      10.21                        11.18

                                  1991       1992      1993      1994     1995
 -------------------------------------------------------------------------------
 Net Asset Value                 $ 17.30   $ 17.88   $ 19.00   $ 16.93  $ 17.74
 Income Dividends                $  1.00   $  0.93   $  0.90   $  0.86  $  0.87
 Capital Gains Distributions     $  --     $  0.17   $  0.43   $  0.40  $  --
 Fund Return (%)                   13.85%    10.01%    14.31%    -4.48%   10.21%
 Index Return (%)+                 13.19%    10.45%    12.74%    -2.44%   11.18%

+ The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP Insured Tax Free General Bond Fund performed well over the past 12 months as long-term interest rates declined. Long-term interest rates, as measured by the 30-year U.S. Treasury Bond, declined from 7.81% on September 30, 1994 to 6.57% on September 30, 1995. As a result, the value of the securities held by the Fund increased. The Fund's share price increased from $16.93 to $17.74 over this period.

     The Funds one-year total return was 10.21%, with 5.43% representing distributions of income and 4.78% in capital change. The one-year total return underperformed the unmanaged Lehman Brothers Municipal Bond Index's return of 11.18%, due in large part to the Fund's conservative investment approach to moderate share price volatility.

Q    What has been the Fund's investment strategy?

A Over the past 12 months, the portfolio management team gradually shifted a portion of the portfolio from long-term bonds with maturities of over 20 years to bonds with maturities under 15 years. As of September 30, 1995, 42% of the portfolio was invested in intermediate-term bonds maturing in 10 to 15 years. The reallocation added to the Fund's favorable performance over the past few months, because bonds with maturities in the 15-year range that were noncallable performed better than longer-term bonds that were priced close to par.

     In addition, as of September 30, 1995, 90% of the portfolio was invested in insured securities (or securities escrowed in U.S. Treasurys which provide the backing of the U.S. Government). Remember that this insurance protects the bond from default but does not apply to the value of your shares or to the yield of the Fund, both of which will fluctuate daily. Within the portfolio, the largest sector of the Fund (22%) was in insured hospital bonds, which we believe were undervalued bonds. As always, we invested in securities rated within the top three ratings by Moody's Investors Services Inc. and Standard & Poor's -- two independent rating services.

Q    What should I expect from the Fund in the upcoming year?

A Over the longer term, we expect interest rates to remain relatively stable or decline a bit. The revised positions of the portfolio will continue to take advantage of this environment. Therefore, the Fund should provide shareholders with high income free from federal taxes and will seek to keep its share price more stable than that of a long-term municipal bond. We believe that the municipal bond market will follow the trend of the taxable bond market, with a positive long-term outlook.

AARP Balanced Stock and Bond Fund

At a Glance

Fund Overview

Through a combination of stocks, bonds, and cash reserves, the AARP Balanced Stock and Bond Fund seeks to offer you long-term growth of capital and quarterly income. The Fund attempts to keep the value of its shares more stable than other potentially higher returning, higher risk balanced mutual funds.

For Whom the Fund is Designed

This Fund is designed for investors who are seeking long-term growth of their assets, but who want less risk than an investment solely in stocks. Investors should be able to invest for the longer term (three to five years or more) and be comfortable with the value of their principal fluctuating up and down.

GROWTH OF A $10,000 INVESTMENT

                                                 Blended
                                                 Index:
 Yearly                  AARP                    S&P (50%);
 Periods                 Balanced                LBAB (40%);
 Ended                   Stock and               3-Month
 Sept. 30                Bond Fund++             T Bill (10%)
 -----------------------------------------------------------------------
 1 Year                  $11,680                 $12,043
 Life of Fund*           $11,589                 $11,826

LINE CHART
Quarterly Periods from February 1, 1994 to September 30, 1995++

CHART DATA

AARP BALANCED       STANDARD & POOR'S       LEHMAN BROTHERS
STOCK AND            500 STOCK PRICE         AGGREGATE BOND
BOND FUND                INDEX                   INDEX             BLENDED INDEX
--------------------------------------------------------------------------------
   10000                 10000                   10000                 10000
    9520                  9304                    9584                  9492
    9623                  9344                    9485                  9481
    9922                  9800                    9543                  9744
    9837                  9799                    9579                  9772
   10335                 10753                   10062                 10457
   11077                 11779                   10675                 11230
   11589                 12716                   10885                 11797

TOTAL RETURN

Cumulative

                                                 Blended
                                                 Index:
 Yearly                  AARP                    S&P (50%);
 Periods                 Balanced                LBAB (40%);
 Ended                   Stock and               3-Month
 Sept. 30                Bond Fund++             T Bill (10%)
 -----------------------------------------------------------------------
 1 Year                   16.80%                  20.43%
 Life of Fund*            15.89%                  18.26%


Average Annual

 -----------------------------------------------------------------------
 1 Year                   16.80%                  20.43%
 Life of Fund*             9.28%                  10.65%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

BAR CHART
Yearly Periods ended September 30++

CHART DATA

                                        Blended
                                        Index:
                AARP                    S&P (50%);
                Balanced                LBAB (40%);
                Stock and               3-Month
                Bond Fund++             T Bill (10%)
 ------------------------------------------------------
 1994*            -0.78                   -3.83
 1995             16.80                   21.06



                                  1994*          1995
 -----------------------------------------------------------
 Net Asset Value               $  14.64       $  16.40
 Income Dividends              $   0.24       $   0.60
 Capital Gains Distributions   $     --       $   0.04
 Fund Return (%)                 -0.78%         16.80%
 Blended Index Return (%)+       -3.83%         20.43%

+ The performance of the blended benchmark is a weighting comprised of 50% Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and the 3-Month Treasury Bill Index (10%). The 50/40/10 measure is meant to reflect the anticipated long range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*    The Fund commenced operations on February 1, 1994.

Q    How has the Fund performed?

A We believe the AARP Balanced Stock and Bond Fund performed well over the past 12 months. The Fund's share price was $14.64 on September 30, 1994; it increased to $16.40 on September 30, 1995. Its one-year total return was 16.80%, with 4.47% representing distributions of income and 12.33% representing capital change. By comparison, the unmanaged Standard & Poor's 500 Stock Price Index and the unmanaged Lehman Brothers Aggregate Index posted returns of 29.75% and 14.06%, respectively. (Please note that the Fund was introduced on February 1, 1994. Therefore, five-year and ten-year data are not available.) The Fund's performance, while strong, did not match that of the blended index primarily because of the Fund's lack of exposure to technology stocks (refer to the investment strategy of the AARP Growth and Income Fund on page 27 for details on the outperformance of technology stocks) and its underweighting in intermediate-term bonds -- the best performing fixed-income group for most of 1995.

Q    What has been the Fund's investment strategy?

A In general, the stock portion of the Fund (representing 55% of the portfolio as of September 30, 1995) uses an approach similar to the AARP Growth and Income Fund. The Fund will usually invest in stocks that are believed to have favorable long-term capital appreciation outlooks and have above-average dividend yields. Since the stock portion of the Fund is managed by the same individuals and with the same strategy as the AARP Growth and Income Fund, refer to the AARP Growth and Income Fund Report on page 27 for details on specific stock selection. (The Fund may invest up to 70% of its assets in stocks.)

     The portion of the Fund invested in bonds (representing 30% of the portfolio as of September 30, 1995) can include corporate issues, U.S. Government securities, mortgage-backed obligations, and other fixed-income securities. At least 75% of these securities will be securities rated within the three highest quality ratings (AAA, AA, A) by Moody's or Standard & Poor's, independent rating organizations. (At all times, at least 30% of the Fund's assets will be invested in a combination of bonds and cash equivalents.) At the beginning of the fiscal period, the Fund focused on bonds at the shorter and longer ends of the maturity spectrum. Our strategy began to shift mid-year toward intermediate-term bonds. Reallocating the portfolio to focus on intermediate-term bonds was in anticipation of a steeper yield curve (short-term yields declining faster than long-term yields) as the Federal Reserve Board moved to a more accommodative policy of lower rates. The Fed demonstrated this intent by lowering short-term interest rates in July.

     The remaining portion of the Fund's assets was invested in cash equivalents.

Q    What can I expect from the Fund in the upcoming year?

A For the remainder of 1995, we believe that our disciplined investment approach should continue to provide exposure to the long-term benefits of a diversified portfolio of stocks and bonds. The current asset allocation for the Fund is 55% stocks, 30% bonds, and 15% cash equivalents. However, this allocation may be gradually changed depending upon our expectations for the financial markets. Since the AARP Balanced Stock and Bond Fund is invested more heavily in stocks, we will concentrate on trends in the stock market and how they may affect the Fund.

AARP Growth and Income Fund

At a Glance

Fund Overview

The AARP Growth and Income Fund is a conservatively managed stock fund that provides the potential for long-term growth and quarterly income, while still seeking to moderate risk. It invests in above-average dividend-yielding stocks that may offer the opportunity for long-term growth of capital.

For Whom the Fund is Designed

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for the longer term (three to five years or more) and be comfortable with fluctuation in the value of their principal that is associated with investing in stocks.

GROWTH OF A $10,000 INVESTMENT

 Yearly            AARP               Standard
 Periods           Growth and         & Poor's
 Ended             Income             500 Stock
 Sept. 30          Fund++             Price Index+
 ---------------------------------------------------------
 1 Year            $12,043             $12,975
 5 Year            $22,033             $22,143
 10 Year           $38,903             $44,259

LINE CHART
Yearly Periods ended September 30++

CHART DATA
                         AARP GROWTH        STANDARD &
                         AND INCOME         POOR'S 500
                         FUND               STOCK PRICE
                                            INDEX
 -----------------------------------------------------------
 85                      10000              10000
 86                      12900              13174
 87                      16884              18894
 88                      15064              16558
 89                      19661              22023
 90                      17657              19988
 91                      22457              26217
 92                      25058              29114
 93                      29914              32900
 94                      32303              34112
 95                      38903              44259


TOTAL RETURN

Cumulative

 Yearly            AARP               Standard
 Periods           Growth and         & Poor's
 Ended             Income             500 Stock
 Sept. 30          Fund++             Price Index+
 ---------------------------------------------------------

 1 Year             20.43%               29.75%
 5 Year            120.33%              121.43%
 10 Year           289.03%              342.59%


Average Annual

 -----------------------------------------------------

 1 Year             20.43%               29.75%
 5 Year             17.12%               17.22%
 10 Year            14.55%               16.03%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

BAR CHART
Yearly Periods ended September 30++

CHART DATA

                            AARP GROWTH        STANDARD & POOR'S
                            AND INCOME         500 STOCK PRICE
                            FUND               INDEX
 ------------------------------------------------------------------
 1991                       27.19                 31.09
 1992                       11.59                 11.04
 1993                       19.38                 12.97
 1994                        7.99                  3.68
 1996                       20.43                 29.75

                             1991       1992       1993       1994       1995
 -------------------------------------------------------------------------------
 Net Asset Value           $ 26.97    $ 28.67    $ 32.91    $ 34.13    $ 38.36
 Income Dividends          $  1.17    $  0.90    $  0.87    $  1.13    $  1.09
 Capital Gains             $  0.05    $  0.48    $  0.30    $  0.21    $  1.23
 Distributions
 Fund Return (%)             27.19%     11.59%     19.38%      7.99%     20.43%
 Index Return (%)+           31.09%     11.04%     12.97%      3.68%     29.75%


+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP Growth and Income Fund performed well. The Fund's share price was $34.13 on September 30, 1994; it increased to $38.36 on September 30, 1995. The Fund's one year total return was 20.43%, with 3.69% representing distributions of income and 16.74% in capital change. Its one-year total return underperformed the unmanaged Standard & Poor's 500 Stock Price Index return of 29.75%. This underperformance was due primarily to our lack of exposure to the technology sector. (See investment strategy section below.)

Q    What has been the Fund's investment strategy?

A The AARP Growth and Income Fund has had a consistent investment strategy since its inception. We continue to target stocks that have dividend yields that are at least 20% above the average market yield at the time of purchase. Our strict valuation discipline focuses our attention on those companies whose fundamental outlooks may have been misperceived by investors, as reflected by such stocks' higher than average relative dividend yields. This strict discipline, which has contributed to the Fund's long-term success, sometimes precludes us from investing in certain sectors of the market.

     Technology stocks -- the best performing sector of the market in 1995 (up over 60% for the year ended September 30, 1995) -- are characterized by a high degree of price volatility and minimal or nonexistent dividends. As such, they do not fit into our investment universe. This sector represents over 10% of the S&P 500 and has been the market leader for close to a year and a half. History continually shows us that enthusiasm for a particular group (such as technology) can last for a period of time, but eventually all positive expectations get priced into the stocks and cause them to underperform. This was the case for oil stocks in the 1970s, defense stocks in the mid-1980s, and pharmaceutical stocks in the early 1990s. Our discipline may cause us to miss some of the upswings, but it protects us from the downturns. We often reevaluate these groups when the rest of the market has given up on them and their prices are low.

     During the last year, we continued to shift the portfolio from stocks that are economically sensitive to those with more long-term consistent growth. We favored the health, finance, manufacturing, and energy sectors. The portfolio has benefited significantly from the dramatic outperformance of its manufacturing and durable goods holdings as well as superior performance from many of the financial holdings in the Fund. The manufacturing and durable good sectors are overweighted in the portfolio relative to the unmanaged S&P 500 Index. Aerospace stocks such as United

     Technologies and Lockheed Martin posted strong returns during the period, as fears of recession subsided and earnings growth continued to rise. United Technologies (now the Fund's top holding) also benefited from the strengthening commercial aerospace recovery, which aided revenues and operating income even more than expected.

     The financial sector was the second best performing U.S stock market group in the first half of this year, led by stocks such as Student Loan Marketing Association (Sallie Mae) which is the Fund's second largest holding. Sallie Mae posted superior returns during the period as support waned for the controversial plan enabling direct student lending by the federal government. In addition, Chemical Bank and First Bank have benefited from continued cost cutting and consolidation in the banking industry.

     Convertibles were also used to enhance the total return of the Fund. Convertibles are bonds or preferred stocks that can be exchanged at the option of the investor into a specified number of shares of the issuing company's common stock. As such, their prices are directly influenced by the performance of the common stock. Because convertibles typically provide higher income and have less fluctuation than their underlying stocks, finding attractively priced convertibles is often difficult. We purchased a convertible issued by Mitsubishi Bank toward the end of the fiscal period which we believe offers much upside potential with a very attractive downside protection feature.

     The Fund's portfolio management team employs a disciplined process for sales as well as purchases. If a stock's yield drops below 75% of the S&P 500's yield or if the fundamental outlook for the company has changed or if the valuation is full (i.e., positive expectations are reflected into its price) the holding is sold. This approach led to the elimination of Parker Hannifin because of its yield and the reduction of Eli Lilly and Warner Lambert as their prices are fairly valued. Proceeds from these sales were used to purchase stocks that have, in our opinion, more attractive total return prospects.

     (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

Q    What should I expect from the Fund in the upcoming year?

A For the remainder of 1995 and beyond, we believe that our disciplined investment approach is an attractive way for investors to have exposure to the long-term benefits of stocks. Our aim in managing the Fund is to provide a positive total return when the stock market is rising, while attempting to shield the portfolio when the stock market is declining. (In 1994, shielding the portfolio proved to be beneficial, and we were pleased to have helped investors avoid many of the stock market's downturns.) Though there may be some short-term volatility, we continue to believe that stocks will outperform bonds and cash equivalents over the longer term.

AARP Capital Growth Fund

At a Glance

Fund Overview

The AARP Capital Growth Fund is designed to help investors take advantage of the high growth potential of stocks while attempting to keep the value of its shares more stable than other potentially higher-returning, higher-risk capital growth mutual funds.

For Whom the Fund is Designed

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the longer term (five years or more) and be comfortable with the short-term fluctuation of their principal that is associated with investing in stocks.


GROWTH OF A $10,000 INVESTMENT

   Yearly                AARP                 Standard
  Periods             Capital                 & Poor's
    Ended              Growth                500 Stock
 Sept. 30              Fund++             Price Index+
 -----------------------------------------------------
 1 Year               $ 12,347               $ 12,975
 5 Year               $ 21,750               $ 22,143
 10 Year              $ 37,388               $ 44,259


LINE CHART

Yearly Periods ended September 30++

CHART DATA

                                STANDARD & POOR'S
          AARP CAPITAL          500 STOCK
          GROWTH FUND           PRICE INDEX
 -----------------------------------------------------
 85          10000                 10000
 86          12658                 13174
 87          17337                 18894
 88          16387                 16558
 89          23535                 22023
 90          17189                 19988
 91          24547                 26217
 92          25515                 29114
 93          31773                 32900
 94          30281                 34112
 95          37388                 44259


TOTAL RETURN

Cumulative

 ---------------------------------------------------

   Yearly                AARP                 Standard
  Periods             Capital                 & Poor's
    Ended              Growth                500 Stock
 Sept. 30              Fund++             Price Index+
 -----------------------------------------------------
 1 Year                 23.47%                29.75%
 5 Year                117.50%               121.43%
 10 Year               273.88%               342.59%


Average Annual

 ---------------------------------------------------
 1 Year                 23.47%                29.75%
 5 Year                 16.81%                17.22%
 10 Year                14.10%                16.03%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

BAR CHART

Yearly Periods ended September 30++

CHART DATA


                                STANDARD & POOR'S
          AARP CAPITAL          500 STOCK
          GROWTH FUND           PRICE INDEX
 ------------------------------------------------
1991       42.81                  31.09
1992        3.94                  11.04
1993       24.53                  12.97
1994       -4.70                   3.68
1995       23.47                  29.75


                     1991        1992         1993        1994        1995
--------------------------------------------------------------------------------
Net Asset Value    $ 30.23     $ 30.30      $ 36.20     $ 31.74     $ 38.36
Income Dividends   $  0.59     $  0.23      $  0.14     $  0.05     $  0.01
Capital Gains
Distributions      $  1.79     $  0.94      $  1.21     $  2.90     $  0.64
Fund Return (%)      42.81%       3.94%       24.53%      -4.70%      23.47%
Index Return (%)+    31.09%      11.04%       12.97%       3.68%      29.75%

+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP Capital Growth Fund performed well over the past 12 months. The Fund's share price increased from $31.74 on September 30, 1994 to $38.36 on September 30, 1995. The Fund's one-year total return was 23.47% with .04% representing distributions of income and 23.43% in capital change. Its one-year return underperformed the unmanaged Standard & Poor's 500 Stock Price Index return of 29.75% because, unlike most other growth funds, the AARP Capital Growth Fund seeks to moderate share price fluctuation and therefore may underperform the index when the stock market strongly advances.

Q    What has been the Fund's investment strategy?

A Over the past year, we began to shift to a more diversified, higher-quality portfolio by increasing our position in the health, financial, and energy sectors and reducing many of our holdings in the communications, gaming, and media sectors. Specifically, we reduced our position in Time Warner, Tele-Communications, and Viacom and eliminated our positions in Comcast, LIN Broadcasting, and Rogers Communications.

     We used the proceeds from the sale of such securities to purchase stocks within the health, financial, and energy sectors. We anticipate attractive earnings growth in stocks such as Franklin Resources, Merck, and American International Group. We also purchased Capital Cities, Philips Electronics, and Hewlett-Packard. Many of these purchases were made early in the year, and we have already seen considerable appreciation. Capital Cities, for example, has benefited from the announcement of the proposed Capital Cities and Disney merger. (We also owned Disney, which appreciated as a result of the proposed merger.)

     In addition, the portfolio has benefited significantly from the dramatic outperformance of most of its technology stocks such as Compaq Computer, Hewlett-Packard (the Fund's second largest holding), Intel, and Texas Instruments. Technology stocks were up over 60% for the year ended September 30, 1995. As of September 30, 1995, approximately 15% of the portfolio was invested in technology stocks. It is important to note that this 15% allocation is significantly lower than the average for most other growth stock funds. Since technology stocks are characterized by a high degree of share price volatility, large investments in this sector would not meet our investment criteria.

     (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

Q    What can I expect from the Fund in the upcoming year?

A Despite some inevitable short-term volatility, we believe that the AARP Capital Growth Fund's strategy of high-quality and diversification may provide investors with the opportunity for long-term growth with less risk -- in terms of share price fluctuation -- than other more aggressive growth funds.

BLANK PAGE

                                   Investment Portfolios,

                                   Financial Statements

                                   and Additional

                                   Information

AARP HIGH QUALITY MONEY
FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995


   Principal
   Amount ($)                                                                                     Value ($)
REPURCHASE AGREEMENTS 9.0%

    4,445,000  Repurchase Agreement with State Street Bank and Trust Company dated 9/29/95 at 6.1% to be repurchased at $4,447,260 on 10/2/95,
                 collateralized by a $4,730,000 U.S. Treasury Bill, 6/27/96 ..................    4,445,000

   30,000,000  Repurchase Agreement with Union Bank of Switzerland dated 9/29/95 at
                 6.05% to be repurchased at $30,015,125 on 10/2/95, collateralized
                 by a $28,500,000 U.S. Treasury Note, 7.25%, 8/15/22 .........................   30,000,000
                                                                                                -----------

               Total Repurchase Agreements (Cost $34,445,000) ................................   34,445,000
                                                                                                -----------
COMMERCIAL PAPER 38.3%

Health 3.0%
Pharmaceuticals
   11,500,000  Warner Lambert Co., 5.58%, 12/18/95 ...........................................   11,355,483
                                                                                                -----------

Communications 4.4%
Telephone/Communications
   10,000,000  American Telephone & Telegraph Co., 6.03%, 10/3/95 ............................    9,996,650
    7,000,000  American Telephone & Telegraph Co., 5.58%, 1/5/96 .............................    6,893,040
                                                                                                -----------
                                                                                                 16,889,690
                                                                                                -----------

Financial 27.1%
Banks 9.0%
   10,000,000  Barclays U.S. Funding Corp., 5.74%, 10/31/95 ..................................    9,951,250
   10,000,000  Deutsche Bank Financial Inc., 5.52%, 3/11/96 ..................................    9,742,150
   15,000,000  Norwest Corp., 5.63%, 1/3/96 ..................................................   14,775,575
                                                                                                -----------
                                                                                                 34,468,975
                                                                                                -----------

Insurance 3.9%
   15,000,000  Prudential Funding Corp., 5.71%, 10/26/95 .....................................   14,940,521
                                                                                                -----------
Other Financial Companies 12.9%
   10,000,000  Associates Corp. of North America, 5.73%, 10/6/95 .............................    9,992,042
   15,000,000  Ciesco L.P., 5.71%, 11/1/95 ...................................................   14,924,437
   15,000,000  Dresdner U.S. Finance, 5.6%, 12/19/95 .........................................   14,809,083
   10,000,000  Transamerica Finance Corp., 5.62%, 1/12/96 ....................................    9,836,058
                                                                                                -----------
                                                                                                 49,561,620
                                                                                                -----------

Miscellaneous 1.3%
    5,000,000  CIT Group Holdings Inc., 5.73%, 10/4/95 .......................................    4,999,988
                                                                                                -----------

Durables 3.8%
Automobiles
   15,000,000  Ford Motor Credit Corp., 5.65%, 12/29/95 ......................................   14,787,513
                                                                                                -----------

               Total Commercial Paper (Cost $147,040,874) ....................................  147,003,790
                                                                                                -----------

U.S. GOVERNMENT AGENCIES 34.0%
   17,000,000  Federal National Mortgage Association, 5.149%, 7/14/99* .......................   16,762,000
   25,000,000  Student Loan Marketing Association, 3.17%, 4/16/96* ...........................   25,045,750



The accompanying notes are an integral part of the financial statements.


   Principal
   Amount ($)                                                                                     Value ($)

   20,000,000  Student Loan Marketing Association, 4.675%, 11/27/96* .........................   20,018,000
   23,690,000  Student Loan Marketing Association, 4.14%, 1/23/97* ...........................   23,697,403
   15,000,000  Student Loan Marketing Association, 4.28%, 1/23/97* ...........................   15,004,688
   10,000,000  Student Loan Marketing Association, 3.39%, 10/30/97* ..........................   10,007,800
   20,500,000  Student Loan Marketing Association, 5.14%, 7/12/99* ...........................   20,233,500
                                                                                                -----------
               Total U.S. Government Agencies (Cost $131,232,329).............................  130,769,141
                                                                                                -----------
MEDIUM-TERM AND SHORT-TERM NOTES 18.0%

Financial 12.3%
Banks 11.0%
    5,000,000  Comerica Bank, Note, 6.2%, 5/28/96 ............................................    5,007,388
   17,000,000  Harris Trust and Savings Bank, Note, 5.74%, 11/28/95 ..........................   16,999,219
   10,000,000  J.P. Morgan & Co., Inc., 6.2%, 5/13/96 ........................................   10,037,498
   10,000,000  NBD Bank, NA, Medium Term Note, 6.15%, 6/3/96 .................................   10,022,487
                                                                                                -----------
                                                                                                 42,066,592
                                                                                                -----------
Other Financial Companies 1.3%
    5,000,000  General Electric Capital Corp. Medium Term Note, 4.73%, 3/18/96 ..............     4,949,456
                                                                                                -----------
Manufacturing 2.0%
Electrical Products
    7,765,000  General Electric Co. Global debenture, 7.875%, 5/1/96 ........................     7,853,735
                                                                                                -----------
Energy 3.7%
Oil & Gas Production 2.6%
   10,000,000  Shell Oil Co., 5.88%, 10/3/95 .................................................    9,996,733
Oilfield Services/Equipment 1.1%                                                                -----------
    4,160,000  California Petroleum Transportation Corp. 1st Mortgage, 6.71%, 4/1/96 .........    4,177,924
                                                                                                -----------
              Total Medium-Term and Short-Term Notes (Cost $69,034,883) ......................   69,044,440
                                                                                                -----------

SUMMARY                                                                        % OF NET ASSETS

              Total Investment Portfolio (Cost $381,753,086) (a)..................   99.3       381,262,371
              Other Assets and Liabilities, Net 0.7 ..............................    0.7         2,633,681
                                                                                     ----       -----------
              Net Assets..........................................................  100.0       383,896,052
                                                                                    =====       ===========
*   Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the
    U.S. Treasury bill rate. These securities are shown at their rate as of
    September 30, 1995.

(a) At September 30, 1995, the net unrealized depreciation on investments based on cost for federal income tax purposes of $381,753,086 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost.......................................................  $   111,758

    Aggregate gross unrealized depreciation for all investments in which there
    is an excess of tax cost over value.......................................................     (602,473)
                                                                                                -----------
    Net unrealized depreciation...............................................................  $  (490,715)
                                                                                                ===========

--------------------------------------------------------------------------------
    From November 1, 1994 through September 30, 1995, the Fund incurred approximately $66,921 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

AARP HIGH QUALITY TAX FREE
MONEY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995



                                                                                Principal      Credit
                                                                                Amount($)     Rating (b)    Value($)
MUNICIPAL INVESTMENTS 99.2%

ALASKA
Alaska Housing Finance Corp., General Mortgage Revenue, 1991 Series A,
   Weekly Demand Note, 4.4%, 6/1/26* ........................................   3,000,000        A-1+      3,000,000

ARIZONA
Apache County, AZ, Industrial Development Authority, Tucson Electric
        Power Co., 1983 Series C, Weekly Demand Note, 4.45%, 12/15/18* ......   1,000,000        A-1+      1,000,000
Maricopa County, AZ, Pollution Control Revenue, Public Service of
        New Mexico, Weekly Demand Note, 4.4%, 11/1/22* ......................   4,000,000        A-1+      4,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric
        Power Co., Weekly Demand Note, 4.4%, 10/1/22* .......................   3,900,000        A-1       3,900,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Series:
        1984, Daily Demand Note, 4.8%, 12/1/09* .............................     700,000        A-1+        700,000
        Weekly Demand Note, 4.4%, 12/1/11* ..................................   1,900,000        A-1+      1,900,000
Salt River, AZ, Agricultural Improvement District, Tax Exempt
        Commercial Paper, 3.7%, 10/20/95 ....................................   2,000,000        A-1+      2,000,000

CALIFORNIA
Butte Office of Education, CA, Tax and Revenue Anticipation Notes,
        5%, 10/27/95 ........................................................   1,000,000       SP-1+      1,000,546
California General Obligation, Revenue Anticipation Warrants,
        Series C, 5.75%, 4/25/96 ............................................   2,500,000        MIG1      2,517,868
California School, Cash Reserve Program Authority, 1995 Series A,
        4.75%, 7/3/96 (c) ...................................................   1,000,000       SP-1+      1,007,264
Contra Costa, CA, Transportation Authority, Sales Tax Revenue,
        Series A, Weekly Demand Note, 3.9%, 3/1/09* (c) .....................   2,700,000        MIG1      2,700,000
Fontana, CA, Unified School District, Tax and Revenue Anticipation
        Note, 4.5%, 7/5/96 ..................................................   2,380,000       SP-1+      2,386,048
Los Angeles County, CA, Local Educational Agencies Pool, Tax
        and Revenue Anticipation Note, 4.75%, 7/5/96 ........................   2,000,000       SP-1+      2,009,475
Los Angeles County, CA, Tax and Revenue Anticipation Note, 4.5%, 7/1/96 .....   1,500,000        MIG1      1,507,565
Orange County, CA, Water District, Public Facilities Corporation,
        Tax Exempt Commercial Paper:
                3.8%, 11/20/95 ..............................................   1,500,000         P-1      1,500,000
                3.8%, 12/7/95 ...............................................   1,000,000         P-1      1,000,000
South Coast, CA, Local Education Agency Pools, Tax and Revenue
        Anticipation Note, 5%, 8/14/96 ......................................   1,000,000       SP-1+      1,004,156

COLORADO
Clear Creek County, CO, Colorado Counties Financing Program,
        Series 1988, Weekly Demand Note, 4.4%, 6/1/98* ......................     305,000        A-1+        305,000

DISTRICT OF COLUMBIA
District of Columbia, General Obligation, Refunding Bonds, Series A-1,
        Daily Demand Note, 3.7%, 10/1/07* ...................................   1,900,000        MIG1      1,900,000

FLORIDA
Dade County, FL, Industrial Development Authority Revenue, Dolphins
        Stadium Project, Weekly Demand Note:
                Series C, 4.35%, 1/1/16* ....................................   1,000,000         A-1      1,000,000


The accompanying notes are an integral part of the financial statements.

                                                                                Principal      Credit
                                                                                Amount($)     Rating (b)    Value($)

                Series D, 4.35%, 1/1/16* ....................................   1,300,000         A-1      1,300,000
Dade County, FL, Water and Sewer System Revenue, Series 1994, Weekly
        Demand Note, 4.35%, 10/5/22* (c) ....................................   3,200,000        A-1+      3,200,000
Orlando, FL, Waste Water System Revenues, 1990 Series A, Tax Exempt
        Commercial Paper, 3.85%, 12/14/95 ...................................   2,000,000        A-1+      2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric
        Cooperative Finance Corp., 1984 Series H-1, Weekly Demand Note,
        3.6%, 3/15/14* ......................................................   4,350,000        A-1+      4,350,000

GEORGIA
Gordon County, GA, Development Authority Revenue, Sara Lee Corp.,
        Series 1989, Weekly Demand Note, 4.3%, 3/1/02* ......................   1,400,000        A-1+      1,400,000

ILLINOIS
Illinois Development Finance Authority, Deerfield Marriott, Series 1984,
        Weekly Demand Note, 4.4%, 11/1/14* ..................................   1,600,000         P-1      1,600,000
Illinois Health Facilities Authority, Rush Presbyterian, St. Luke's Hospital,
        1989 Series A, Tax Exempt Commercial Paper, 3.85%, 11/10/95 .........   1,100,000        A-1+      1,100,000

INDIANA
City of Sullivan, IN, National Rural Utilities Cooperative Finance Corp.,
        Hoosier Energy Rural Electric, Commercial Paper, 3.8%, 11/2/95 ......   3,000,000        A-1+      3,000,000

IOWA
Iowa School Corporation Warrant Certificates, Iowa School Cash
        Anticipation Program, Capital Guaranty Insured, 4.75%, 6/28/96 ......   1,500,000       SP-1+      1,509,618
West Des Moines, IA, Commercial Development Revenue, Greyhound
        Lines, Weekly Demand Note, 4.4%, 12/1/14* ...........................   6,400,000        A-1+      6,400,000

KENTUCKY
Kentucky Development Finance Authority, Healthcare System,
        Appalachian Regional Health Care, Series 1991, Weekly Demand
        Note, 4.45%, 9/1/06* ................................................   7,300,000        MIG1      7,300,000

LOUISIANA
Louisiana Recovery District, Sales Tax Revenue Bonds, Series 1988,
        Daily Demand Notes, 4.75%, 7/1/98* (c) ..............................     300,000        A-1+        300,000
Louisiana Recovery District, Sales Tax Revenue Bonds, Series 1988, Daily
        Demand Notes, 4.75%, 7/1/97* (c) ....................................     400,000        A-1+        400,000

MAINE
Maine Tax Anticipation Note, Series 1994, 4.5%, 6/28/96 .....................   1,000,000       SP-1+      1,005,357

MARYLAND
Anne Arundel County, MD, Maryland Port Facilities, Baltimore
        Gas and Electric, Tax Exempt Commercial Paper, 3.8%, 12/8/95 ........   1,000,000        MIG1      1,000,000

MINNESOTA
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
        Weekly Demand Note, 4.32%, 8/1/12* ..................................     300,000        A-1+        300,000

MISSOURI
Missouri State Environmental Improvement and Energy Resource
        Authority, Union Electric Company, 1984 Series A, Optional
        Put, 4%, 6/1/14 .....................................................   2,000,000        A-1+      2,000,000




The accompanying notes are an integral part of the financial statements.

AARP HIGH QUALITY TAX FREE
MONEY FUND

                                                                                Principal      Credit
                                                                                Amount($)     Rating (b)    Value($)
NEW HAMPSHIRE
New Hampshire Business Finance Authority, Connecticut Light & Power,
        Weekly Demand Note, 4.4%, 12/1/22* ..................................   1,700,000        A-1+      1,700,000

NEW YORK
New York City, NY, Revenue Anticipation Note, 4.5%, 4/11/96 .................   2,000,000        MIG1      2,006,601

OREGON
Port of Portland, OR, Pollution Control Revenue, Daily Demand Note,
        3.85%, 12/1/09* .....................................................   1,400,000         P-1      1,400,000

PENNSYLVANIA
Allegheny County, PA, General Obligation, Tender Option Bond, Weekly
        Coupon Reset, Series C38, 3.65%, 9/1/04* (c) ........................   1,000,000        MIG1      1,000,000
Emmaus, PA, General Authority, Local Government Revenue Bond Pool
        Program, Weekly Demand Note:
                1989 Series E-8, 4.45%, 3/1/24* .............................   1,200,000        A-1+      1,200,000
                1989 Series E, 4.45%, 3/1/24* ...............................   1,800,000         A-1      1,800,000
                1989 Series G, 4.45%, 3/1/24* ...............................   1,000,000        A-1+      1,000,000
                Series E6, 4.45%, 3/1/24* ...................................   2,000,000        A-1+      2,000,000
Temple University, PA, Higher Education, University Funding Obligation,
        5%, 5/22/96 .........................................................   2,000,000       SP-1+      2,008,578

TENNESSEE
Chattanooga-Hamilton County Hospital Authority, TN, Erlander Medical
        Center, Daily Demand Note, 4.95%, 10/1/17* ..........................     500,000         A-1        500,000
Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments,
        Weekly Demand Note, 4.1%, 12/1/07* ..................................   5,000,000        MIG1      5,000,000

TEXAS
Angelina & Neches River Authority of Texas, IDC, Solid Waste Disposal,
        1984 Series D, Daily Demand Note, 4.85%, 5/1/14* ....................   1,400,000        MIG1      1,400,000
Grapevine, TX, Industrial Development Corporation, American Airlines,
        Series B4, Daily Demand Note, 4.75%, 12/1/24* .......................     500,000         P-1        500,000
Lone Star, TX, Airport Improvement Authority, 1995 Series A-3, Daily
        Demand Note, 4.75%, 12/1/14* ........................................   2,700,000        MIG1      2,700,000
North Central Texas Health Facilities Development Corp., Presbyterian
        Medical Center, 1995 Series D, Daily Demand Note,
        4.75%, 12/1/15* (c) .................................................   1,500,000         A-1      1,500,000
North Central Texas Health Facilities Development, Methodist Hospitals
        of Dallas, 1991 Series A, Tax Exempt Commercial Paper,
        3.8%, 12/12/95 ......................................................   1,100,000         A-1      1,100,000
Port Development Corp., TX, Marine Terminal Refunding Revenue, Stolt
        Terminals, Series 1989, Daily Demand Note, 4.85%, 1/15/14* ..........   2,500,000        A-1+      2,500,000
State of Texas, Tax and Revenue Anticipation Notes, 4.75%, 8/30/96 ..........   2,800,000       SP-1+      2,818,364
Texas State Water Development Board, Daily Demand Note,
        4.95%, 3/1/15* ......................................................     500,000        A-1+        500,000

UTAH
Emery County, UT, Pollution Control Revenue, Pacificorp Project, Series
        1994, Daily Demand Note, 4.45%, 11/1/24* (c) ........................     700,000        A-1+        700,000




The accompanying notes are an integral part of the financial statements.

                                                                                Principal      Credit
                                                                                Amount($)     Rating (b)    Value($)
VERMONT
State of Vermont, General Obligation, Series F, Tax Exempt Commercial
        Paper, 3.75%, 12/13/95 ..............................................     750,000        A-1+         750,000

VIRGINIA
Henrico County, VA, Industrial Development Authority Revenue,
        Health Facility Hermitage Project, Daily Demand Note,
        4.8%, 5/1/24* .......................................................   2,200,000        MIG1       2,200,000

WASHINGTON
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand
        Note, 4.25%, 11/1/18* ...............................................   1,900,000        A-1+       1,900,000
Washington General Obligation, Various Purpose, Series B-2, Topstar
        Custodial Receipts, Weekly Demand Note, 4.5%, 8/1/02* ...............   2,100,000          AA       2,100,000
Washington Public Power Supply Authority, Projects #1 & #3, Series 1993,
        Weekly Demand Note, 4.3%, 7/1/18* ...................................   1,995,000        A-1+       1,995,000

WYOMING
Sweetwater County, WY, Pollution Control Revenue Refunding, Pacificorp
        Project, 1990 Series A, Weekly Demand Note, 4.35%, 7/1/15* ..........   2,000,000        MIG1       2,000,000
                                                                                                          -----------

Total Municipal Investments (Cost $118,781,440) .............................                             118,781,440
                                                                                                          -----------

SUMMARY                                                                                  % OF NET ASSETS

        Total Investment Portfolio (Cost $118,781,440) (a) ...........................      99.2          118,781,440
        Other Assets and Liabilities, Net ............................................       0.8              964,531
                                                                                           -----          -----------
        Net Assets ...................................................................     100.0          119,745,971
                                                                                           =====          ===========

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

(a) At September 30, 1995, the net unrealized depreciation on investments based on cost for federal income tax purposes of $118,990,915 was as follows:

    Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value ..............................................................   $  (209,475)
                                                                                                          ===========
(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives.
    Credit ratings shown are either Standard & Poor's Ratings Group, Moody's
    Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
    (NR) have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

--------------------------------------------------------------------------------
    At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $1,221,584 of which $618,345 expires September 30, 1996, $170,432 expires September 30, 1997, $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $5,140 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements.

AARP GNMA AND U.S.
TREASURY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995


   Principal                                                                                        Market
   Amount ($)                                                                                       Value ($)
REPURCHASE AGREEMENTS 2.7%

    50,000,000  Repurchase Agreement with First National Bank of Chicago dated 9/29/95 at 6.15% to be repurchased at $50,025,625 on 10/2/95, collateralized
                  by a $52,190,000 U.S. Treasury Bill, 2/29/96 ................................     50,000,000

    90,947,000  Repurchase Agreement with State Street Bank and Trust Company dated
                  9/29/95 at 6.1% to be repurchased at $90,994,368 on 10/2/95, collateralized
                  by a $93,405,000 U.S. Treasury Note, 4.375%, 8/15/96 ........................     90,947,000
                                                                                                 -------------
                  Total Repurchase Agreements (Cost $140,947,000) .............................    140,947,000
                                                                                                 -------------
U.S. GOVERNMENT AND AGENCIES 19.7%

   400,000,000  U.S. Treasury Note, 6.875%, 10/31/96 ..........................................    404,500,000
   150,000,000  U.S. Treasury Note, 7.25%, 11/30/96 ...........................................    152,343,000
   300,000,000  U.S. Treasury Note, 6.625%, 03/31/97 ..........................................    303,468,000
   175,000,000  U.S. Treasury Note, 5.5%, 07/31/97 ............................................    173,960,500
                                                                                                 -------------
                Total U.S. Government and Agencies (Cost $1,029,803,232) ......................  1,034,271,500
                                                                                                 -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 76.9%

   651,569,666  7.00% with various maturities to 4/15/25 ......................................    644,239,507
   794,934,113  7.50% with various maturities to 12/15/99 .....................................    802,872,359
   844,402,076  8.00% with various maturities to 2/15/25 ......................................    860,520,298
   558,231,164  8.50% with various maturities to 11/15/24 .....................................    581,682,509
   330,368,607  9.00% with various maturities to 11/15/21 .....................................    348,491,976
   391,867,716  9.50%,with various maturities to 9/15/24 ......................................    419,822,174
   293,291,996  10.00% with various maturities to 3/15/25 .....................................    320,803,125
       268,591  10.25% with a maturity of 12/15/98 ............................................        280,927
    26,067,132  10.50% with various maturities to 1/20/21 .....................................     28,579,660
     5,532,665  11.50% with various maturities to 2/15/16 .....................................      6,265,743
    10,520,275  12.00% with various maturities to 9/15/15 .....................................     11,848,109
     7,903,944  12.50% with various maturities to 8/15/15 .....................................      8,935,538
     1,997,078  13.00% with various maturities to 11/15/15 ....................................      2,233,603
     1,091,591  13.50% with various maturities to 12/15/14 ....................................      1,231,445
       342,397  14.00% with various maturities to 11/15/14 ....................................        385,837
        96,793  14.50% with a maturity of 10/15/14 ............................................        109,618
       281,272  15.00% with various maturities to 10/15/12 ....................................        320,824
       329,724  16.00% with various maturities to 2/15/12 .....................................        377,327
                Total Government National Mortgage Association                                   -------------
                  (Cost $ 3,928,812,385) ......................................................  4,039,000,579
                                                                                                 -------------
SUMMARY                                                                           % OF NET ASSETS

                Total Investment Portfolio (Cost $5,099,562,617)(a) ................   99.3      5,214,219,079
                Other Assets and Liabilities, Net ..................................    0.7         37,831,395
                                                                                      -----      -------------
                Net Assets .........................................................  100.0      5,252,050,474
                                                                                      =====      =============


The accompanying notes are an integral part of the financial statements.

*   Effective maturities will be shorter due to amortization and prepayments.

(a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $5,099,562,617 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost ............................................              $115,751,462

    Aggregate gross unrealized depreciation for all investments in which there
    is an excess of tax cost over value ............................................                (1,095,000)
                                                                                                  ------------
    Net unrealized appreciation.....................................................              $114,656,462
                                                                                                  ============

--------------------------------------------------------------------------------
    Purchases and sales of investment securities, all of which were U.S. Government obligations and U.S. Government Agencies (excluding short-term investments), for the year ended September 30, 1995, aggregated $4,511,389,063 and $2,955,713,833, respectively.
--------------------------------------------------------------------------------
    At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $348,540,975 all of which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $10,756,284 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements.

AARP HIGH QUALITY BOND
FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995



Principal                                                                                           Market
Amount ($)                                                                                         Value ($)

COMMERCIAL PAPER 11.0%

    26,200,000  Associates Corp. of North America, 6.4%, 10/2/95 .............................     26,200,000
    26,200,000  Household Finance Corp., 6.4%, 10/2/95 .......................................     26,200,000
     6,349,000  Prudential Funding Corp., 6.25%, 10/2/95 .....................................      6,349,000
                                                                                                  -----------

                Total Commercial Paper (Cost $58,749,000) ....................................     58,749,000
                                                                                                  -----------

U.S. GOVERNMENT & AGENCIES 23.7%

    22,000,000  U.S. Treasury Note, 7.5%, 12/31/96 ...........................................     22,440,000
    25,000,000  U.S. Treasury Note, 5.5%, 7/31/97 ............................................     24,851,500
    22,500,000  U.S. Treasury Note, 5.5%, 9/30/97 ............................................     22,362,975
    20,000,000  U.S. Treasury Note, 5.125%, 11/30/98 .........................................     19,528,200
    26,500,000  U.S. Treasury Note, 6.375%, 8/15/02 ..........................................     26,893,260
    10,500,000  U.S. Treasury Note, 6.25%, 2/15/03 ...........................................     10,559,010
                                                                                                  -----------
                Total U.S. Government & Agencies (Cost $127,011,250) .........................    126,634,945
                                                                                                  -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 4.6%

    23,783,024  8.5% with various maturities to 6/15/25 (Cost $24,686,035) ...................     24,778,819
                                                                                                  -----------

U.S. GOVERNMENT AGENCY PASS-THRUS* 36.9%

    25,490,584  Federal Home Loan Mortgage Corp., 7%, 6/1/25 .................................     25,155,893
    24,424,107  Federal Home Loan Mortgage Corp., 7%, 7/1/24 .................................     24,103,418
    20,588,785  Federal Home Loan Mortgage Corp., 8%, 6/1/25 .................................     21,064,798
    28,912,000  Federal Home Loan Mortgage Corp., 8%, 7/1/25 .................................     29,580,445
    24,446,860  Federal National Mortgage Association, 7%, 1/1/24 ............................     24,110,716
    20,148,296  Federal National Mortgage Association, 6.5%, 2/1/24 ..........................     19,430,412
    29,587,134  Federal National Mortgage Association, 7%, 6/1/24 ............................     29,180,311
    11,880,000  Federal National Mortgage Association, 7.5%, 6/1/25 ..........................     11,954,250
    11,853,638  Federal National Mortgage Association, 8.5%, 11/1/09 .........................     12,290,682
                                                                                                  -----------
                Total U.S. Government Agency Pass-Thrus (Cost $195,471,744)                       196,870,925
                                                                                                  -----------

FOREIGN BONDS - U.S.$ DENOMINATED 2.3%

    13,000,000  ABN-AMRO Bank NV, subordinated note, 7.13%, 10/15/2093
                  (Cost $13,174,980) .........................................................     11,991,460
                                                                                                  -----------

ASSET BACKED 0.9%

Manufactured Housing
     4,500,000  Merrill Lynch Mortgage Investors Inc., Series 1991-D, 9.85%, 7/15/11
                   (Cost $4,459,219) .........................................................      4,906,395
                                                                                                  -----------


The accompanying notes are an integral part of the financial statements.


   Principal                                                                                         Market
   Amount ($)                                                                                       Value ($)

CORPORATE BONDS 19.8%

Consumer Discretionary 2.9%
    15,000,000  May Department Stores, 7.6%, 6/1/25 ..........................................     15,325,050
                                                                                                  -----------
Consumer Staples 3.2%
    15,000,000  Coca Cola Enterprises, Inc., 8.5%, 2/1/22 ....................................     17,090,550
                                                                                                  -----------
Financial 3.1%
     1,500,000  American Express Credit Corp., 11.625%, 12/12/00 .............................      1,674,375
    15,000,000  Dresdner Bank, subordinate note, 6.625%, 9/15/05 .............................     14,924,100
                                                                                                  -----------
                                                                                                   16,598,475
Manufacturing 2.4%                                                                                -----------
    10,000,000  ARCO Chemical Co., 9.8%, 2/1/20 ..............................................     12,761,900
                                                                                                  -----------
Energy 6.3%
    15,000,000  Atlantic Richfield Co., 9.125%, 8/1/31 .......................................     18,293,100
    15,000,000  Norsk Hydro AS, 7.75%, 6/15/23 ...............................................     15,459,600
                                                                                                  -----------
                                                                                                   33,752,700
                                                                                                  -----------
Utilities 1.9%
    10,000,000  Central Power & Light Co., 1st mortgage debenture, 6.625%, 7/1/05 ............      9,920,700
                                                                                                  -----------
                Total Corporate Bonds (Cost $102,554,310) ....................................    105,449,375
                                                                                                  -----------


SUMMARY                                                                       % OF NET ASSETS

                Total Investment Portfolio (Cost $526,106,538) (a) .............    99.2          529,380,919
                Other Assets and Liabilities, Net...............................     0.8            4,041,378
                                                                                   -----          -----------
                Net Assets......................................................   100.0          533,422,297
                                                                                   =====          ===========


*    Effective maturities will be shorter due to amortization and prepayments.

(a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $526,106,538 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost......................................................    $ 5,533,774

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value......................................................     (2,259,393)
                                                                                                  -----------
     Net unrealized appreciation..............................................................    $ 3,274,381
                                                                                                  ===========

--------------------------------------------------------------------------------
     The aggregate face value of futures contracts opened and closed during the year ended September 30, 1995 was $270,414,934 and $282,116,367, respectively.
--------------------------------------------------------------------------------
     For the year ended September 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $104,667,360 and $189,520,281, respectively. Purchases and sales of U.S. Government obligations and U.S. Government Agencies aggregated $823,851,340 and $789,159,489, respectively.
--------------------------------------------------------------------------------
     At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $8,691,826 which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $1,533,583 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.
--------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995

                                                                                Principal       Credit      Market
                                                                                Amount ($)    Rating (b)   Value ($)

SHORT-TERM MUNICIPAL INVESTMENTS (UNDER 1 YEAR) - 3.9%

CALIFORNIA
California, Revenue Anticipation Warrants, Series C, 5.75%, 4/25/96...........  15,000,000      MIG-1     15,153,300
California, Revenue Anticipation Warrants, Series D, 6.5%, 4/25/96............   5,000,000       SP-2      5,055,600

DISTRICT OF COLUMBIA
District of Columbia, General Obligation, Daily Demand Note:
   Refunding Bonds, Series A2, 4.65%, 10/1/07*................................   3,000,000         AA      3,000,000
   Refunding Bonds, Series A3, 4.65%, 10/1/07*................................   2,900,000         AA      2,900,000
   Refunding Bonds, Series A5, 4.65%, 10/1/07*................................   1,500,000         AA      1,500,000

FLORIDA
Halifax Hospital Medical Center, FL, Hospital Revenue, Periodic Auction
   Reset, Series A, 3.85%, 10/1/19* (c).......................................  24,000,000        AAA     24,000,000
INDIANA
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public
   Service Project, Series 1994-C, Daily Demand Bond, 4.5%, 4/1/19*...........   1,600,000      MIG-1      1,600,000

LOUISIANA
Louisiana Recovery District, Sales Tax Revenue Bonds, Daily Demand Notes:
   Series 1988, 4.75%, 7/1/97*................................................   4,300,000      MIG-1      4,300,000
   Series 1988, 4.75%, 7/1/98* (c)............................................     500,000      MIG-1        500,000

MICHIGAN
Regents of the University of Michigan Hospital Revenue Bonds,
   Series 1995-A, Daily Demand Bond, 4.5%, 12/1/27*...........................   1,400,000      MIG-1      1,400,000
University of Michigan, Hospital Revenue, Series A, Daily Demand Bond,
   4.5%, 12/1/19*.............................................................   2,300,000      MIG-1      2,300,000

TEXAS
Harris County, TX, Health Facilities Development Corporation, St. Luke's
   Episcopal Hospital, Series 1985-B, Daily Demand Note,
   4.85%, 2/15/16*............................................................   1,300,000       A-1+      1,300,000
State of Texas, Tax and Revenue Anticipation Notes, 4.75%, 8/30/96............   8,000,000      SP-1+      8,058,560
                                                                                                          ----------
Total Short-Term Municipal Investments (Cost $70,947,025).....................                            71,067,460
                                                                                                          ----------


LONGER-TERM MUNICIPAL INVESTMENTS (Over 1 year) - 94.8%

ALABAMA
Birmingham, AL, Special Care Facilities, Baptist Medical Center, Series A,
   5.5%, 8/15/13 (c)..........................................................   2,800,000        AAA      2,698,024
Montgomery, AL, Special Care Facilities, Baptist Medical Center, Series A,
   5.75%, 1/1/12 (c)..........................................................   2,000,000        AAA      1,978,980

ALASKA
Alaska State Housing Finance Corporation, Veterans Mortgage Project,
   Series F, 8.1%, 9/1/20.....................................................   6,770,000        AAA      7,224,944
Anchorage, AK, Certificate of Participation, Series A,
   7.8%, 2/15/06 (c)..........................................................  10,000,000        AAA     10,359,800


The accompanying notes are an integral part of the financial statements.

                                                                                 Principal       Credit       Market
                                                                                 Amount ($)    Rating (b)    Value ($)

North Slope Borough, AK, General Obligation:
   Series A, Capital Appreciation, Zero Coupon, 6/30/06 (c)....................   4,000,000       AAA        2,236,560
   Series B, Capital Appreciation, Zero Coupon, 1/1/03 (c).....................  16,000,000       AAA       11,055,680
   Series B, Capital Appreciation, Zero Coupon, 6/30/04(c).....................  15,500,000       AAA        9,780,810
   Series B, Capital Appreciation, Zero Coupon, 6/30/05 (c)....................  25,600,000       AAA       15,181,312

ARIZONA
Arizona Municipal Finance Program, Certificate of Participation,
   Series -25, 7.875%, 8/1/14 (c)..............................................   3,500,000       AAA        4,471,950
Maricopa County, AZ, School District -28, Kyrene Elementary, Series B,
   Zero Coupon, 1/1/04 (c).....................................................   6,000,000       AAA        3,955,800
Maricopa County, AZ, School District -6, Washington Elementary, Series B,
   4.1%, 7/1/13 (c)............................................................   2,950,000       AAA        2,342,595
Maricopa County, AZ, Unified School District -41, Gilbert School,
   Capital Appreciation, Zero Coupon, 1/1/05 (c)...............................   5,280,000       AAA        3,280,094
Maricopa County, AZ, Unified School District -68, Alhambra Elementary,
   Zero Coupon:
      7/1/03 (c)...............................................................   2,860,000       AAA        1,948,461
      7/1/04 (c)...............................................................   2,860,000       AAA        1,838,608
      7/1/05 (c)...............................................................   2,850,000       AAA        1,725,561
Scottsdale, AZ, Industrial Development Authority, Scottsdale Memorial
   Hospital, 8.5%, 9/1/17 (c)..................................................   1,050,000       AAA        1,151,451

CALIFORNIA
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
   5.375%, 6/1/09 (c)..........................................................  10,415,000       AAA       10,250,755
Banning, CA, Wastewater Revenue, Certificate of Participation,
   8%, 1/1/19 (c)..............................................................   2,040,000       AAA        2,608,752
California Sate Department of Water Resources, Series M, 4.9%, 12/1/09 (c).....   4,485,000       AAA        4,167,866
California State Public Works Board, Lease Revenue, Department of
   Corrections:
      Del Norte/Imperial, Series C, 5%, 12/1/07 (c)............................   6,000,000       AAA        5,844,840
      Series A, 5.25%, 12/1/07 (c).............................................   9,000,000       AAA        8,983,170
      Series A, 5.25%, 12/1/08 (c).............................................   3,000,000       AAA        2,968,860
California State Public Works Board, Lease Revenue, Secretary of State,
   Series A, 6.3%, 12/1/06 (c).................................................   8,095,000       AAA        8,935,585
California Statewide Communities Development Corporation, Certificate
   of Participation, Children's Hospital, 5%, 6/1/06 (c).......................   2,035,000       AAA        1,995,277
Escondido, CA, Joint Powers Financing Authority, Lease Revenue, Capital
   Appreciation, Center for the Arts Projects, Zero Coupon, 9/1/05 (c).........   3,255,000       AAA        1,879,860
Los Angeles County, CA;
   Capital Asset Leasing, 6%, 12/1/06 (c)......................................   9,000,000       AAA        9,706,500
   Convention & Exhibition Center Authority, Certificate of Participation:
      Zero Coupon, 8/15/02 (c).................................................   5,000,000       AAA        3,526,750
      Zero Coupon, 8/15/03 (c).................................................   6,270,000       AAA        4,152,308
  Public Works Finance Authority, Lease Revenue, Multiple Projects IV,
      4.75%, 12/1/10 (c).......................................................  11,140,000       AAA        9,907,470
Madera County, CA, Certificates of Participation, Valley Children's Hospital,
   Series 1995, 6.5%, 3/15/10..................................................   2,840,000       AAA        3,058,708
Northern California Transmission Revenue, Ore Transmission Project,
   Series A, 5.1%, 5/1/06 (c)..................................................   5,000,000       AAA        5,016,000


The accompanying notes are an integral part of the financial statements.
                                       45

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                                 Principal       Credit       Market
                                                                                 Amount ($)    Rating (b)    Value ($)

Norwalk, CA, Redevelopment Agency, 9.1%, 12/1/15...............................   7,000,000         NR       7,203,280
Oakland, CA, Redevelopment Agency, Tax Allocation Central District,
   6%, 2/1/07 (c)..............................................................   2,000,000        AAA       2,148,020
Palomar Pomerado, CA, Health Systems, Series B, Zero Coupon 11/1/02 (c)........   3,080,000        AAA       2,149,316
Riverside, CA, Transportation Commission, Sales Tax Revenue, Series A:
   5.7%, 6/1/06 (c)............................................................   5,400,000        AAA       5,652,342
   5.75%, 6/1/07 (c)...........................................................   3,000,000        AAA       3,132,030
San Diego County, CA, Regional Transportation, Community Sales Tax
   Revenue, Series A, 5.25%, 4/1/07 (c)........................................   2,500,000        AAA       2,495,700
San Diego County, CA, Water Authority, Certificate of Participation:
   5.632%, 4/25/07 (c).........................................................   6,300,000        AAA       6,412,266
   5.681%, 4/22/09 (c).........................................................   4,500,000        AAA       4,525,200
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue
   Refunding, 6.75%, 7/1/10 (c)................................................   2,000,000        AAA       2,256,700
San Joaquin, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/13 (c).................................................   2,000,000        AAA       1,905,060
Sweetwater, CA, Water Revenue, 5.25%, 4/1/10 (c)...............................  13,240,000        AAA      12,809,170
Three Valleys, CA, Municipal Water District, Certificates of Participation,
   5%, 11/1/14 (c).............................................................   3,000,000        AAA       2,689,860

DISTRICT OF COLUMBIA
District of Columbia, Georgetown University, Series B, 7.1%, 4/1/12............   3,000,000          A       3,253,740
District of Columbia, General Obligation:
   Refunding Revenue, 5.875%, 6/1/05 (c).......................................   4,750,000        AAA       4,961,518
   Series A, Prerefunded 6/1/99 at 102, 7.5%, 6/1/09 (c).......................   5,000,000        AAA       5,614,150
   Series A1, 6.5%, 6/1/10 (c).................................................   2,270,000        AAA       2,462,814
   Series B, Zero Coupon, 6/1/00 (c)...........................................   3,500,000        AAA       2,785,090
   Series B, 6.125%, 6/1/03 (c)................................................   4,000,000        AAA       4,259,840
   Series B, 5.4%, 6/1/06 (c)..................................................  18,905,000        AAA      18,842,803
   Series B, 5.5%, 6/1/07 (c)..................................................  25,000,000        AAA      24,870,250
   Series B, 5.5%, 6/1/08 (c)..................................................  21,300,000        AAA      20,936,196
   Series B, 5.5%, 6/1/09 (c)..................................................  15,150,000        AAA      14,695,652
   Series B, 5.5%, 6/1/09 (c)..................................................   2,840,000        AAA       2,754,828
   Series B, 5.5%, 6/1/10 (c)..................................................  15,590,000        AAA      14,908,093
   Series B, 5.5%, 6/1/12 (c)..................................................   1,050,000        AAA         987,683
   Series B-3, 5.4%, 6/1/06 (c)................................................  10,000,000        AAA       9,967,100

FLORIDA
Florida Department of Natural Resources, Environmental Preservation,
   Series A, 4.75%, 7/1/12 (c).................................................  10,000,000        AAA       8,863,600
Florida Municipal Power Agency, Stanton II Project, Refunding Revenue,
   4.5%, 10/1/16 (c)...........................................................   4,400,000        AAA       3,691,644
Orange County, FL, Health Facilities Authority Refunding Program,
   Series A, 7.875%, 12/1/25 (c)...............................................  16,925,000        AAA      18,227,717
Orlando, FL, Utility Commission, Water & Electric Refunding Revenue,
   5.9%, 10/1/08...............................................................   4,000,000         AA       4,242,800
Sarasota County, FL, School Board Finance Corporation, Lease Revenue:
   5%, 7/1/10 (c)..............................................................   3,800,000        AAA       3,563,678
   Refunding Revenue, 5%, 7/1/09 (c)...........................................   5,595,000        AAA       5,342,554


The accompanying notes are an integral part of the financial statements.

                                                                             Principal       Credit       Market
                                                                             Amount ($)    Rating (b)    Value ($)

GEORGIA
Cobb County, GA, Kennestone Hospital Authority, Series A,
   5.625%, 4/1/11 (c).....................................................   5,305,000        AAA        5,302,188
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/1/11 (c)...................................  10,225,000        AAA        9,717,533
Municipal Electric Authority of Georgia:
   5th Crossover, Project #1, 6.4%, 1/1/13 (c)............................   3,500,000        AAA        3,734,535
   Power Revenue, Series Z, 5.5%, 1/1/12 (c)..............................   1,600,000        AAA        1,562,880

ILLINOIS
Central Lake County, IL, Joint Action Water Agency Refunding Revenue:
   Zero Coupon, 5/1/02 (c)................................................   2,245,000        AAA        1,614,133
   5.3%, 5/1/06 (c).......................................................   2,120,000        AAA        2,138,698
   5.4%, 5/1/07 (c).......................................................   2,280,000        AAA        2,293,520
Chicago O'Hare International Airport, IL, Revenue Refunding, Series C:
   5%, 1/1/10 (c).........................................................  15,410,000        AAA       14,308,493
   5%, 1/1/11 (c).........................................................  16,500,000        AAA       15,189,405
   5%, 1/1/18 (c).........................................................   4,400,000        AAA        3,862,936
Chicago, IL, School Finance Authority, Series A:
   4.8%, 6/1/01 (c).......................................................   3,255,000        AAA        3,282,928
   5%, 6/1/08 (c).........................................................   5,000,000        AAA        4,751,650
   5%, 6/1/09 (c).........................................................   5,425,000        AAA        5,067,276
Chicago, IL, General Obligation:
   Series A, 5.375%, 1/1/13 (c)...........................................  15,410,000        AAA       14,684,035
   Series B, 5%, 1/1/08 (c)...............................................   3,485,000        AAA        3,354,870
   Series B, 5%, 1/1/10 (c)...............................................   5,200,000        AAA        4,837,924
   Series B, 5%, 1/1/11 (c)...............................................   1,620,000        AAA        1,497,528
   Series B, 5%, 1/1/12 (c)...............................................   5,000,000        AAA        4,582,150
   Series B, 5.125%, 1/1/15 (c)...........................................   9,550,000        AAA        8,673,310
   6.25%, 1/1/11 (c)......................................................   3,000,000        AAA        3,188,370
Chicago, IL, General Obligation Lease, Board of Education, Series A:
   6.25%, 1/1/10 (c)......................................................   6,800,000        AAA        7,249,956
   6.25%, 1/1/15 (c)......................................................  23,000,000        AAA       23,983,710
   6%, 1/1/16 (c).........................................................  11,025,000        AAA       11,185,634
   6%, 1/1/20 (c) (d).....................................................  36,625,000        AAA       36,760,146
Chicago, IL, General Obligation, Emergency Telephone System,
   5.55%, 1/1/08 (c)......................................................   5,820,000        AAA        5,907,358
Chicago, IL, Motor Fuel Tax Revenue, Prerefunded 1/1/01 at 100,
   6.5%, 1/1/16 (c).......................................................   2,000,000        AAA        2,180,280
Chicago, IL, Public Building Commission, Building Revenue, Series A:
   5.25%, 12/1/07 (c).....................................................   3,500,000        AAA        3,493,455
   5.25%, 12/1/09 (c).....................................................  10,420,000        AAA       10,115,111
   5.25%, 12/1/11 (c).....................................................   9,705,000        AAA        9,197,623
Chicago, IL, Public Building Commission, Board of Education, Series A,
   Zero Coupon, 1/1/06 (c)................................................   2,430,000        AAA        1,405,536
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/09 (c).......................................................  11,990,000        AAA       11,955,229
   5.5%, 1/1/10 (c).......................................................   7,220,000        AAA        7,100,365
Cook County, IL, General Obligation;
   Zero Coupon, 11/1/04 (c)...............................................   3,205,000        AAA        2,001,074


The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                             Principal           Credit       Market
                                                                             Amount ($)        Rating (b)    Value ($)

   Series C, 6%, 11/15/07 (c).............................................   5,000,000            AAA       5,342,150
Decatur, IL, General Obligation, Series 1991, Zero Coupon:
   10/1/03 (c)............................................................   1,455,000            AAA         967,677
   10/1/04 (c)............................................................   1,415,000            AAA         886,512
Decatur, IL, Public Building Commission, General Obligation,
   Certificate of Participation:
      6.5%, 1/1/03 (c)....................................................   1,725,000            AAA       1,890,548
      6.5%, 1/1/06 (c)....................................................   1,500,000            AAA       1,650,810
Illinois, Dedicated Tax Revenue, Civic Center Project:
   Series A, 6.5%, 12/15/07...............................................   3,000,000            AAA       3,337,440
   Series A, 6.5%, 12/15/08 (c)...........................................   5,255,000            AAA       5,816,339
   6.25%, 12/15/11 (c)....................................................   3,000,000            AAA       3,195,720
   6.25%, 12/15/20 (c)....................................................   6,975,000            AAA       7,273,600
Illinois Educational Facilities Authority, Loyola University:
   Series 1991-A, Zero Coupon, 7/1/04 (c).................................   2,860,000            AAA       1,815,242
   Zero Coupon, 7/1/05 (c)................................................   4,000,000            AAA       2,387,520
Illinois Health Facilities Authority, Brokaw-Mennonite Healthcare:
   6%, 8/15/06 (c)........................................................   1,380,000            AAA       1,464,829
   6%, 8/15/07 (c)........................................................   1,460,000            AAA       1,539,234
   6%, 8/15/08 (c)........................................................   1,550,000            AAA       1,620,727
   6%, 8/15/09 (c)........................................................   1,640,000            AAA       1,698,548
Illinois Health Facilities Authority:
   Children's Memorial Hospital, 6.25%, 8/15/13 (c).......................   2,000,000            AAA       2,069,760
   Felician Healthcare Inc., Series A, 6.25%, 1/1/15 (c)..................  17,000,000            AAA      17,657,390
   Memorial Medical Center, 6.75%, 10/1/11 (c)............................   2,135,000            AAA       2,277,106
   Methodist Health Service, Series 1985-G, 8%, 8/1/15 (c)................  10,110,000            AAA      11,401,957
   Sherman Hospital, 6.75%, 8/1/11 (c)....................................   2,700,000            AAA       2,897,235
   SSM Healthcare System, Series AA, 6.4%, 6/1/08 (c).....................   1,350,000            AAA       1,459,701
Joliet, IL, Junior College Assistance Corporation, Lease Revenue, North...
   Campus Extension Center, 6.7%, 9/1/12 (c)..............................   2,500,000            AAA       2,763,225
Kendall, Kane and Will Counties, IL, Community Unit School
   District #308, Oswego, Zero Coupon:
      3/1/02 (c)..........................................................   1,055,000            AAA         764,886
      3/1/05 (c)..........................................................   1,540,000            AAA         935,565
      3/1/06 (c)..........................................................   1,595,000            AAA         907,922
Metropolitan Pier & Exposition Authority, IL, McCormick Place
   Expansion Project, Zero Coupon:
      12/15/03 (c)........................................................   3,200,000            AAA       2,106,080
       6/15/04 (c)........................................................  10,300,000            AAA       6,552,551
Northern Cook County, IL, Solid Waste Agency Contract Revenue,
   6.5%, 5/1/09 (c).......................................................   6,000,000            AAA       6,372,840
Northwest Suburban Municipal Joint Action Water Agency, IL,
   Supply System Revenue, 6.45%, 5/1/07 (c)...............................   2,575,000            AAA       2,819,471
Rosemont, IL, Tax Increment, Series C, Zero Coupon:
   12/1/05 (c)............................................................   4,455,000            AAA       2,601,185
   12/1/07 (c)............................................................   2,655,000            AAA       1,355,484
State University Retirement System, IL, Special Revenue, Zero
   Coupon, 10/1/03 (c)....................................................   2,750,000            AAA       1,828,943


The accompanying notes are an integral part of the financial statements.

                                                                               Principal       Credit       Market
                                                                               Amount ($)    Rating (b)    Value ($)

University of Illinois, Board of Trustees, Series 1991, Zero Coupon:
   4/1/03 (c).............................................................    3,890,000         AAA        2,653,875
   4/1/05 (c).............................................................    3,830,000         AAA        2,316,499
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation, Zero Coupon:
      12/15/00 (c)........................................................    1,325,000         AAA        1,030,598
      12/15/01 (c)........................................................    1,730,000         AAA        1,275,321

INDIANA
Fort Wayne, IN, Parkview Memorial Hospital, Series A, 6.5%,
   11/15/12 (c)...........................................................    1,400,000         AAA        1,444,338
Indiana Health Facilities Finance Authority, Hospital Revenue:
   Ancilla Systems Inc., Series A, 6%, 7/1/18 (c).........................   27,635,000         AAA       27,733,933
   Community Hospital Project, 6.4%, 5/1/12 (c)...........................    5,000,000         AAA        5,173,000
Indiana Municipal Power Agency, Power Supply System, Series B,
   6%, 1/1/12 (c).........................................................    2,000,000         AAA        2,078,980
Indiana University, Student Fee Revenue:
   Series J, 5%, 8/1/18 (c)...............................................    4,200,000         AAA        3,671,598
   Series H, Zero Coupon, 8/1/06 (c)......................................    8,500,000         AAA        4,730,760
   Series H, Zero Coupon, 8/1/08 (c)......................................   10,000,000         AAA        4,841,600
Madison County, IN, Community Hospital of Anderson, Prerefunded
   1/1/98 at 102, 8%, 1/1/14 (c)..........................................    7,055,000         AAA        7,750,623
Merrillville, IN, Multiple School Building Corporation, First Mortgage,
   Zero Coupon, 1/15/11 (c)...............................................    4,000,000         AAA        1,629,080
Porter County, IN, Hospital Authority, Porter Memorial Hospital, Series
   1993, 5.25%, 6/1/14 (c)................................................    8,750,000         AAA        8,045,713

IOWA
Muscatine, IA, Electric Utility, Revenue Refunding, 7.625%, 1/1/04 (c)....    6,600,000         AAA        6,795,360
Polk County, IA, Mercy Hospital, 6.75%, 11/1/05 (c).......................    5,000,000         AAA        5,507,700

KANSAS
Kansas City, KS, Utility System Revenue:
   ETM, Zero Coupon, 9/1/04 **............................................    3,575,000         AAA        2,296,973
   ETM, Zero Coupon, 9/1/05 **............................................    5,300,000         AAA        3,212,489
   ETM, Zero Coupon, 9/1/06 **............................................    1,875,000         AAA        1,066,856
   Zero Coupon, 9/1/04....................................................    2,640,000         AAA        1,671,305
   Zero Coupon, 9/1/05....................................................    3,950,000         AAA        2,371,146
   Zero Coupon, 9/1/06....................................................    1,375,000         AAA          774,070

LOUISIANA
Louisiana Public Facilities Authority, Prerefunded 2/15/08 at 100,
   4.75%, 5/1/16..........................................................    5,765,000         AAA        5,479,517
New Orleans, LA, General Obligation, Zero Coupon, 9/1/07 (c)..............   10,000,000         AAA        5,218,600

MARYLAND
University of Maryland, Facilities & Tuition Revenue, 4.75%,
   10/1/07 (c)............................................................   14,605,000         AAA       13,960,481

MASSACHUSETTS
Commonwealth of Massachusetts, General Obligation:
   Series A, 7%, 3/1/99 (c)...............................................    4,850,000         AAA        5,239,892
   Series A, 6%, 7/1/05 (c)...............................................    4,000,000         AAA        4,305,440
   Series C, 5%, 8/1/06 (c)...............................................   20,000,000         AAA       19,767,800



The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                               Principal       Credit       Market
                                                                               Amount ($)    Rating (b)    Value ($)

   Series D, Prerefunded 10/1/99 at 102, 7%, 10/1/03 (c)..................    7,000,000         AAA        7,792,960
Massachusetts Bay Transportation Authority, General
   Transportation System:
      Series A, 5.4%, 3/1/07 (c)..........................................    5,000,000         AAA        5,106,700
      5.25%, 3/1/06 (c)...................................................   10,000,000         AAA       10,184,300
Massachusetts Housing Finance Agency, Multi-Family Mortgage Purchase
   Revenue, 9.25%, 12/1/14 (c)............................................    2,500,000         AAA        2,594,675
Massachusetts Municipal Wholesale Electric Company, Power Supply
   System Revenue, Series A:
      5.1%, 7/1/06 (c)....................................................    8,795,000         AAA        8,693,857
      5.1%, 7/1/07 (c)....................................................    1,640,000         AAA        1,611,415
      5.1%, 7/1/08 (c)....................................................    5,715,000         AAA        5,532,234

MICHIGAN
Brighton, MI, Area School District, Series I, Prerefunded 5/1/05 at
   34.134, Zero Coupon, 5/1/20 (c)........................................   22,000,000         AAA        4,521,880
Detroit, MI, General Obligation, Distributable State Aid Refunding:
   5.2%, 5/1/07 (c).......................................................    3,000,000         AAA        2,953,710
   5.25%, 5/1/08 (c)......................................................    1,500,000         AAA        1,464,840
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue, Borgess
   Medical Center, Series A, Prerefunded 7/1/99 at 100, 6%, 7/1/09 (c)....    8,250,000         AAA        8,722,148
Michigan Hospital Finance Authority, Sisters of Mercy, Series P:
   5.1%, 8/15/07 (c)......................................................    3,000,000         AAA        2,952,570
   5.25%, 8/15/08 (c).....................................................    8,655,000         AAA        8,527,079
Michigan Housing Development Authority, Rental Revenue,
   Series B, 5.7%, 4/1/12.................................................    6,275,000           A        6,047,594

MISSISSIPPI
Mississippi Hospital Equipment Facilities Authority, North Mississippi
   Health Services, 5.5%, 5/15/09 (c).....................................    4,350,000         AAA        4,292,276

MISSOURI
Missouri Health & Educational Facilities Authority, SSM Healthcare,
   Series 1992-AA:
      6.35%, 6/1/08 (c)...................................................    8,125,000         AAA        8,865,025
      6.4%, 6/1/09 (c)....................................................    8,640,000         AAA        9,405,590

NEVADA
Clark County, NV, General Obligation, School District, Series B, Zero
   Coupon, 3/1/05 (c).....................................................    8,070,000         AAA        4,934,079

NEW JERSEY
New Jersey Housing and Finance Agency, Home Mortgage Purchase
   Revenue, Zero Coupon, 10/1/16 (c)......................................    5,155,000         AAA          582,979
New Jersey State Transportation Authority, Transportation System,
   Series A, 5.25%, 6/15/14 (c)...........................................   20,000,000         AAA       19,103,600

NEW YORK
Metropolitan Transportation Authority, NY, Transit Facilities Revenue,
   Series N, 4.9%, 7/1/07 (c).............................................    8,500,000         AAA        8,277,130
New York City, NY, General Obligation:
   Series A, Prerefunded 11/1/97 at 101.50, 8%, 11/1/01...................      760,000         AAA          830,634
   Series A, ETM, 8%, 11/1/01 ** .........................................      740,000         AAA          816,879
   Series A, 3%, 8/15/02 (c)..............................................    9,000,000         AAA        8,099,460


The accompanying notes are an integral part of the financial statements.

                                                                              Principal       Credit       Market
                                                                              Amount ($)    Rating (b)    Value ($)

   Series D, 6%, 8/1/06 (c)...............................................      140,000         AAA         145,118
   Series D, 6%, 8/1/08 (c)...............................................      370,000         AAA         381,056
   Series D, 8%, 8/1/05 (c)...............................................      170,000         AAA         186,492
   Series D, Prerefunded 8/1/97 at 102, 8%, 8/1/05 (c)....................      830,000         AAA         903,505
   Series E, ETM, 7%, 12/1/07 (c) ** .....................................    1,385,000         AAA       1,486,562
   Series E, 7%, 12/1/07 (c) .............................................      115,000         AAA         123,060
   Prerefunded 11/1/97 at 101.50, 8.125%, 11/1/05 (c).....................    1,400,000         AAA       1,533,588
New York City, NY, General Obligation, Series Fiscal 1992-C:
   6.4%, 8/1/04 (c).......................................................      500,000         AAA         548,475
   6.4%, 8/1/05 (c).......................................................      430,000         AAA         469,066
   Prerefunded 8/1/02 at 101.50, 6.4%, 8/1/05 (c).........................   10,000,000         AAA      11,186,300
New York State Dormitory Authority Revenue, City University:
   Series D, 7%, 7/1/09 (c)...............................................    4,000,000         AAA       4,625,800
   Series C, 7.5%, 7/1/10 (c).............................................    5,750,000         AAA       6,907,705
New York State Dormitory Authority Revenue, College and University
   Pooled Capital Program, 7.8%, 12/1/05 (c)..............................   10,890,000         AAA      11,855,181
New York State Energy Research and Development Authority, Pollution
   Control Revenue, NY Electric and Gas Corporation, 5.9%, 12/1/06 (c)....    5,300,000         AAA       5,645,560
New York State Medical Care Facilities Agency, Mental Health Services,
   Series F, 4.8%, 8/15/05 (c)............................................   10,000,000         AAA       9,716,000
New York State Urban Development Authority, Correctional Facilities:
   Series A, 5%, 1/1/07 (c)...............................................    4,315,000         AAA       4,252,605
   Series A, 6.5%, 1/1/11 (c).............................................    4,500,000         AAA       4,887,090
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6%, 2/1/07 (c).................................................    8,000,000         AAA       8,549,360

NORTH CAROLINA
North Carolina Eastern Municipal Power Agency, Power System Revenue,
   Series B, 6%, 1/1/18...................................................    8,775,000         AAA       8,958,661
North Carolina Municipal Power Agency, Catawba Electric Revenue:
   5.25%, 1/1/08 (c)......................................................    2,500,000         AAA       2,475,275
   6%, 1/1/11 (c).........................................................    8,235,000         AAA       8,612,163
   7.5%, 1/1/17...........................................................    4,520,000           A       4,836,536

NORTH DAKOTA
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center,
   Series 1991, Zero Coupon, 5/1/02 (c)...................................    2,850,000         AAA       2,049,122

OHIO
Hamilton County, OH, Electric System Mortgage Revenue, Series B,
   Prerefunded 10/15/98 at 102, 8%, 10/15/22 (c)..........................    3,720,000         AAA       4,183,177
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/1/09 (c).............................................    5,000,000         AAA       5,535,600
Ohio State Building Authority, Worker's Compensation Building,
   Series A, 4.9%, 4/1/07 (c).............................................    3,375,000         AAA       3,288,094

OKLAHOMA
Tulsa, OK, Industrial Development Authority, St. John's Medical Center:
   Zero Coupon, 12/1/02 (c)...............................................    3,930,000         AAA       2,730,878
   Zero Coupon, 12/1/04 (c)...............................................    5,430,000         AAA       3,351,668



The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                              Principal       Credit       Market
                                                                              Amount ($)    Rating (b)    Value ($)

PENNSYLVANIA
Commonwealth of Pennsylvania, Certificates of Participation, Series A:
   5.25%, 7/1/11 (c)......................................................    9,000,000         AAA        8,536,860
   5.4%, 7/1/09...........................................................    4,495,000         AAA        4,442,993
Pennsylvania Industrial Development Authority, Economic
   Development Revenue:
      5.8%, 1/1/08 (c)....................................................    4,250,000         AAA        4,431,560
      5.8%, 7/1/08 (c)....................................................    4,875,000         AAA        5,089,159
      5.8%, 1/1/09 (c)....................................................    2,500,000         AAA        2,583,950
Philadelphia, PA, General Obligation, Prerefunded 2/15/96,
   8.25%, 2/15/09 (c).....................................................    1,215,000         AAA        1,258,776
Philadelphia, PA, Water & Wastewater Refunding Revenue:
   5.5%, 6/15/07 (c)......................................................    5,000,000         AAA        5,103,500
   5.625%, 6/15/08 (c)....................................................    2,100,000         AAA        2,146,725
   5.625%, 6/15/09 (c)....................................................   20,000,000         AAA       20,217,400
   5.625%, 6/15/09 (c)....................................................   10,855,000         AAA       10,972,994
Philadelphia, PA, Municipal Authority Revenue, Justice Lease,
   Series B, Prerefunded 11/15/01 at 102, 6.9%, 11/15/03 (c)..............    2,000,000         AAA        2,277,940
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/1/11 (c).........................    6,750,000         AAA        6,516,383

PUERTO RICO
Commonwealth of Puerto Rico, Highway & Transportation Authority
   Revenue, 5.5%, 7/1/09 (c)..............................................   10,940,000         AAA       11,097,317

RHODE ISLAND
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/1/15 (c)............................    2,000,000         AAA        1,889,060
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993 B, 5%, 5/15/10 (c).........................................    5,000,000         AAA        4,636,750
   Series 1993 B, 5.25%, 5/15/15 (c)......................................   22,000,000         AAA       20,408,960
Rhode Island Depositors Economic Protection Corporation, Special
   Obligation, Series B:
      5.8%, 8/1/10 (c)....................................................    6,200,000         AAA        6,273,284
      5.8%, 8/1/11 (c)....................................................    4,525,000         AAA        4,533,824
      5.8%, 8/1/12 (c)....................................................    2,500,000         AAA        2,489,125
      5.8%, 8/1/13 (c)....................................................    7,340,000         AAA        7,258,893
Rhode Island Public Building Authority, Public Projects, Series A,
   Prerefunded 2/1/98 at 102, 8.2%, 2/1/08 (c)............................    2,200,000         AAA        2,432,760

SOUTH CAROLINA
Charleston County, SC, Hospital Authority, 5.5%, 10/1/19..................    2,500,000         AAA        2,336,000
Piedmont Municipal Power Agency, SC, Electric Revenue:
   Series A, 6.5%, 1/1/16 (c).............................................    3,000,000         AAA        3,251,730
   Series C, 5.5%, 1/1/12 (c).............................................    5,000,000         AAA        4,915,200
   5.5%, 1/1/08 (c).......................................................    1,915,000         AAA        1,952,477

SOUTH DAKOTA
South Dakota Building Authority, Certificate of Participation,
   Series A, 7.5%, 12/1/16................................................    4,000,000           A        4,205,120



The accompanying notes are an integral part of the financial statements.

                                                                              Principal       Credit       Market
                                                                              Amount ($)    Rating (b)    Value ($)

TENNESSEE
Knox County, TN, Health & Educational Hospital Facilities Board,
   Fort Sanders Alliance:
      7.25%, 1/1/09 (c)...................................................    3,150,000        AAA        3,704,463
      5.75%, 1/1/11 (c)...................................................   15,405,000        AAA       15,685,679
      5.75%, 1/1/12 (c)...................................................   17,880,000        AAA       18,104,752
      6.25%, 1/1/13 (c)...................................................    4,000,000        AAA        4,248,200

TEXAS
Dallas, TX, Housing Finance Corporation, Single Family Mortgage Revenue,
   Zero Coupon, 10/1/16 (c)...............................................    7,450,000        AAA          842,521
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/1/03 (c).....................................................    1,000,000        AAA        1,186,900
   7.8%, 11/1/05 (c)......................................................    2,000,000        AAA        2,417,860
   7.8%, 11/1/06 (c)......................................................    2,025,000        AAA        2,432,288
   7.375%, 11/1/08 (c)....................................................    4,500,000        AAA        5,238,945
   7.375%, 11/1/10 (c)....................................................    3,500,000        AAA        4,020,660
Harris County, TX, General Obligation:
   Flood Control District, Zero Coupon, 10/1/00 (c).......................    1,000,000        AAA          788,260
   Capital Appreciation Bond, Zero Coupon, 10/1/06 (c)....................    9,035,000        AAA        5,020,930
Harris County, TX, General Obligation, Toll Road Authority, Subordinate
   Lien, Unlimited Tax:
      Series A, Zero Coupon, 8/15/04 (c)..................................    2,050,000        AAA        1,300,746
      Series A, Zero Coupon, 8/15/05 (c)..................................    4,025,000        AAA        2,403,126
      Series A, Zero Coupon, 8/15/06 (c)..................................    4,010,000        AAA        2,243,635
      5%, 8/15/07 (c).....................................................    3,500,000        AAA        3,435,285
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/1/06 (c).....................................   14,575,000        AAA        8,027,619
   Series C, Zero Coupon, 12/1/08 (c).....................................   10,000,000        AAA        4,794,000
   Series C, Zero Coupon, 12/1/09 (c).....................................   14,750,000        AAA        6,577,763
Lubbock, TX, Health Facilities Development Corporation,
   Methodist Hospital:
      Series B, 5.5%, 12/1/06 (c).........................................    3,945,000        AAA        4,067,611
      Series B, 5.6%, 12/1/07 (c).........................................    2,415,000        AAA        2,487,885
      Series B, 5.625%, 12/1/08 (c).......................................    4,400,000        AAA        4,500,364
      Series B, 5.625%, 12/1/09 (c).......................................    4,640,000        AAA        4,691,550
Montgomery County, TX, General Obligation, Library Refunding:
   Zero Coupon, 9/1/03 (c)................................................    3,475,000        AAA        2,333,532
   Zero Coupon, 9/1/04 (c)................................................    3,475,000        AAA        2,199,918
   Zero Coupon, 9/1/05....................................................    3,475,000        AAA        2,069,953
North Central Texas Health Facilities Development Corporation,
   Presbyterian Hospital, Prerefunded 12/1/97 at 102, 8.75%, 12/1/15 (c)..    5,000,000        AAA        5,583,550
San Antonio, TX, Electric & Gas Revenue Refunding, Series A:
   Zero Coupon, 2/1/05 (c)................................................    2,500,000        AAA        1,535,200
   Zero Coupon, 2/1/06 (c)................................................   17,900,000        AAA       10,307,715
   Series B, Zero Coupon, 2/1/05 (c)......................................    8,000,000        AAA        4,912,640
Tarrant County, TX, Health Facilities Development Corporation, Hospital
   Refunding Revenue, Fort Worth Osteopathic Hospital:
      6%, 5/15/11 (c).....................................................    4,615,000        AAA        4,780,817
      6%, 5/15/21 (c).....................................................    6,235,000        AAA        6,337,005


The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                              Principal       Credit       Market
                                                                              Amount ($)    Rating (b)    Value ($)

Texas General Obligation, Superconductor Revenue, Series C,
   Zero Coupon, 4/1/05 (c)................................................    8,390,000        AAA        5,107,496
Texas General Obligation, Capital Appreciation Bond, Super Collider,
   Series C, Zero Coupon, 4/1/06 (c)......................................    7,385,000        AAA        4,214,915
Texas Municipal Power Agency Revenue:
   5.25%, 9/1/12 (c)......................................................    2,900,000        AAA        2,735,280
   5.25%, 9/1/07 (c)......................................................    1,500,000        AAA        1,511,835
   5.25%, 9/1/09 (c)......................................................    6,235,000        AAA        6,120,027
   6.1%, 9/1/07 (c).......................................................    9,250,000        AAA       10,042,263
   6.1%, 9/1/09 (c).......................................................    4,435,000        AAA        4,808,383
Texas State Public Finance Authority, Building Authority:
   Zero Coupon, 2/1/06 (c)................................................   13,915,000        AAA        8,012,953
   Series B, 6.25%, 2/1/08 (c)............................................    5,190,000        AAA        5,656,477

UTAH
Utah Associated Municipal Power System, Hunter Project, Refunding
   Revenue, Zero Coupon:
      7/1/00 (c)..........................................................    2,755,000        AAA        2,190,473
      7/1/02 (c)..........................................................    5,200,000        AAA        3,690,596
      7/1/04 (c)..........................................................    5,895,000        AAA        3,719,214
      7/1/05 (c)..........................................................    5,900,000        AAA        3,498,228
      7/1/06 (c)..........................................................    5,895,000        AAA        3,271,607
      7/1/07 (c)..........................................................    3,750,000        AAA        1,943,475
Intermountain Power Agency, UT, Power Supply Revenue:
   Series A, Zero Coupon, 7/1/02 (c)).....................................    1,655,000        AAA        1,180,048
   Series A, Zero Coupon, 7/1/03 (c)......................................    1,000,000        AAA          673,600
   Series A, Zero Coupon, 7/1/04 (c)......................................    1,730,000        AAA        1,098,031
   Series B, Zero Coupon, 7/1/02 (c)......................................    8,230,000        AAA        5,868,155
   5%, 7/1/12 (c).........................................................    1,000,000        AAA          906,920
Provo, UT, Electric System Revenue, ETM, 10.375%, 9/15/15 (c)**...........    1,800,000        AAA        2,581,506

VIRGINIA
Roanoke, VA, Industrial Development Authority, Roanoke Memorial
   Hospital, Series B, 6.125%, 7/1/17 (c).................................    5,500,000        AAA        5,711,750
Southeastern Public Service Authority, VA, Refunding Revenue,
   Series A, 5.25%, 7/1/10 (c)............................................    7,380,000        AAA        7,158,157
Virginia Beach, VA, Development Authority, Virginia Beach General
   Hospital Project:
      5%, 2/15/06 (c).....................................................    1,750,000        AAA        1,738,695
      5%, 2/15/07 (c).....................................................    1,800,000        AAA        1,764,702
      5.1%, 2/15/08 (c)...................................................    1,345,000        AAA        1,311,792
      5.125%, 2/15/18 (c).................................................    3,000,000        AAA        2,726,790
      6%, 2/15/11 (c).....................................................    1,595,000        AAA        1,661,735
Winchester County, VA, Industrial Development Authority, Hospital
   Revenue, 6%, 1/1/15 (c)................................................    5,700,000        AAA        5,236,134

WASHINGTON
King County, WA, Public Hospital District -1, Valley Medical Center,
   Series 1992, 5.5%, 9/1/17 (c)..........................................    3,500,000        AAA        3,283,840
King & Snohomish Counties, WA, General Obligation, School
   District -417, North Shore:
   5.45%, 12/1/06 (c).....................................................    2,825,000        AAA        2,900,880



The accompanying notes are an integral part of the financial statements.

                                                                                 Principal       Credit       Market
                                                                                 Amount ($)    Rating (b)    Value ($)
  5.6%, 12/1/10 (c)...........................................................   1,650,000        AAA          1,641,503
Snohomish County, WA, Public Utilities, District #1:
  5.5%, 1/1/14 (c)............................................................   6,000,000        AAA          5,675,580
  5.5%, 1/1/15 (c)............................................................   1,350,000        AAA          1,271,916
Snohomish County, WA, School District #6, 6.5%, 12/1/07.......................   3,325,000          A          3,698,165
Washington Health Care Facilities Authority, Empire Health
  Services-Spokane:
    5.65%, 11/1/05 (c)........................................................   2,155,000        AAA          2,249,152
    5.7%, 11/1/06 (c).........................................................   3,440,000        AAA          3,577,462
    5.75%, 11/1/07 (c)........................................................   3,675,000        AAA          3,807,704
    5.8%, 11/1/09 (c).........................................................   4,595,000        AAA          4,687,911
    5.8%, 11/1/10 (c).........................................................   2,100,000        AAA          2,116,674
Washington Public Power Supply System, Revenue Refunding:
  Nuclear Project #1, Series A, Prerefunded 7/1/99 at 102, 7.5%, 7/1/15 (c)...   2,405,000        AAA          2,705,529
  Nuclear Project #1, Series A, 7%, 7/1/11 (c)................................   3,830,000        AAA          4,207,332
  Nuclear Project #1, Series A, 7.5%, 7/1/15 (c)..............................   1,595,000        AAA          1,755,712
  Nuclear Project #1, Series B, 7.25%, 7/1/12 (c).............................  10,895,000        AAA         12,082,446
  Nuclear Project #2, Series A, 7.25%, 7/1/03 (c).............................   2,000,000        AAA          2,255,180
  Nuclear Project #2, Series A, 5.7%, 7/1/08 (c)..............................   5,000,000        AAA          5,099,500
  Nuclear Project #2, Series C, 7%, 7/1/01 (c)................................  10,000,000        AAA         11,067,500
  Nuclear Project #2, Series C, 7.375%, 7/1/11 (c)............................   1,370,000        AAA          1,569,897
  Nuclear Project #3, Series A, Prerefunded 11/1/01 at 102, 7.25%, 7/1/16 (c).   3,630,000        AAA          4,052,496
  Nuclear Project #3, Series A, Zero Coupon, 7/1/04 (c).......................   3,625,000        AAA          2,287,049
  Nuclear Project #3, Series A, Zero Coupon, 7/1/05 (c).......................   4,125,000        AAA          2,445,795
Washington State Housing Finance, Series A, 7.1%, 12/1/17.....................  12,245,000        AAA         12,845,250
WEST VIRGINIA
West Virginia School Building Authority, Series 1990-B, 6.75%, 7/1/10 (c).....   4,000,000        AAA          4,362,960
WISCONSIN
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/04 (c)............   3,475,000        AAA          2,202,073
Wisconsin Health & Educational Facilities Authority:
  Wheaton Franciscan Services, 6.1%, 8/15/08 (c)..............................   4,580,000        AAA          4,865,609
  Felician Healthcare Inc., Series B, 6.25%, 1/1/22 (c).......................   5,285,000        AAA          5,486,517
  Villa St. Francis Inc., Series C, 6.25%, 1/1/22 (c).........................   9,230,000        AAA          9,581,940
  SSM Healthcare, Series 1992 AA, 6.4%, 6/1/08 (c)............................   2,335,000        AAA          2,533,638
  SSM Healthcare, Series 1992 AA, 6.45%, 6/1/09 (c)...........................   2,485,000        AAA          2,689,590
  SSM Healthcare, Series 1992 AA, 6.45%, 6/1/10 (c)...........................   2,650,000        AAA          2,842,761
  SSM Healthcare, Series 1992 AA, 6.5%, 6/1/12 (c)............................   3,000,000        AAA          3,228,840
  SM Healthcare, Series 1992 AA, 6.5%, 6/1/22 (c).............................   2,820,000        AAA          3,030,175
  St. Luke's Medical Center, 7.1%, 8/15/11 (c)................................   2,000,000        AAA          2,217,600
  Riverview Hospital Association Project, 9%, 5/1/11 (c)......................   2,500,000        AAA          2,626,025
  Hospital Sisters Services Inc. - Obligated Group, 5.375%, 6/1/18............   4,800,000        AAA          4,391,605
                                                                                                           -------------
Total Longer-Term Municipal Investments (Cost $1,633,171,528).................                             1,713,088,074
                                                                                                           -------------

SUMMARY                                                    % OF NET ASSETS
Total Investment Portfolio (Cost $1,704,118,553) (a).....        98.7          1,784,155,534
Other Assets and Liabilities, Net........................         1.3             22,891,788
                                                                -----          -------------
Net Assets...............................................       100.0          1,807,047,322
                                                                =====          =============

The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE GENERAL BOND FUND

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

(a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,704,514,224 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ..  $88,536,219
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value ..   (8,894,909)
                                                                                                                        -----------
     Net unrealized appreciation .....................................................................................  $79,641,310
                                                                                                                        ===========

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, MBIA, FGIC, FSA or Capital Guaranty

(d) At September 30, 1995, these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts.

     At September 30, 1995, open futures contracts sold short were as follows (Note 1):

                                                                          Aggregate              Market
     Futures                            Expiration      Contracts      Face Value ($)           Value ($)
     -------                            ----------      ---------      --------------          -----------
     U.S. Treasury Bond ............    December 1995     1,500          170,885,736           171,515,625
                                                                         -----------           -----------
     Total net unrealized depreciation on open futures contracts sold short ..............        (629,889)
                                                                                               ===========

     The aggregate face value of futures contracts opened and closed during the year ended September 30, 1995 was $648,776,784 and $520,647,998, respectively.

     Purchases and sales of investment securities (excluding short-term investments), for the year ended September 30, 1995, aggregated $295,103,254 and $399,367,602, respectively.

     At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $3,587,586 which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $12,265,621 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements

AARP Balanced Stock and
Bond Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995


Principal                                                                                          Market
Amount ($)                                                                                        Value ($)

REPURCHASE AGREEMENTS 7.1%

    17,687,000 Repurchase Agreement with Salomon Brothers Inc., dated 9/29/95 at
                 6.07%, to be repurchased at $17,695,947 on 10/2/95, collateralized by a
                 $13,939,000 U.S. Treasury Note, 9.25%, 2/15/16 (Cost $17,687,000) ..............  17,687,000
                                                                                                   ----------



COMMERCIAL PAPER 11.1%

    12,000,000 Ciesco L.P., 5.71%, 11/1/95 ......................................................  11,939,520
    12,000,000 Ford Motor Credit Corp., 5.65%, 12/29/95 .........................................  11,954,320
     3,643,000 New Center Asset Trust, 5.73%, 10/20/95 ..........................................   3,631,983
                                                                                                   ----------
               Total Commercial Paper (Cost $27,525,823) ........................................  27,525,823
                                                                                                   ----------

U.S. TREASURY OBLIGATIONS 11.5%

     4,600,000 U.S. Treasury Bond, 7.25%, 5/15/16 ...............................................   4,916,986
     2,750,000 U.S. Treasury Bond, 7.875%, 2/15/21 ..............................................   3,153,480
     2,000,000 U.S. Treasury Note, 4.625%, 2/29/96 ..............................................   1,992,180
     4,000,000 U.S. Treasury Note, 5.5%, 9/30/97 (b) ............................................   3,975,640
     2,500,000 U.S. Treasury Note, 5.13%, 4/30/98 ...............................................   2,454,300
     2,500,000 U.S. Treasury Note, 5.875%, 3/31/99 ..............................................   2,493,350
     3,250,000 U.S. Treasury Note, 6.875%, 7/31/99 ..............................................   3,346,493
     4,500,000 U.S. Treasury Note, 6%, 10/15/99 .................................................   4,504,185
     3,500,000 U.S. Treasury Separate Trading Registered Interest and Principal,2/15/09
                         (6.597%**)..............................................................   1,469,055
                                                                                                   ----------
               Total U.S. Treasury Obligations (Cost $27,181,297) ...............................  28,305,669
                                                                                                   ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 3.6%

     3,029,997 Government National Mortgage Association, 6.5%, 11/15/09 .........................   2,999,697
     2,940,000 Government National Mortgage Association, 7.5%, 9/15/25 ..........................   2,969,400
     2,750,776 Government National Mortgage Association, 10%, 2/15/25 ...........................   3,011,632
                                                                                                   ----------
               Total Government National Mortgage Association (Cost $8,940,812) .................   8,980,729
                                                                                                   ----------


U.S. GOVERNMENT AGENCY MORTGAGE PASS-THRUS* 3.8%

     3,000,000 Federal National Mortgage Association, 5.5%, 7/1/09 ..............................   2,856,540
     3,267,315 Federal National Mortgage Association, 7%, 8/1/25 ................................   3,222,389
     3,250,000 Federal National Mortgage Association, 7%, 9/1/25 ................................   3,205,313
                                                                                                   ----------
               Total U.S. Government Agency Mortgage Pass-Thrus (Cost $9,308,153) ...............   9,284,242
                                                                                                   ----------


FOREIGN BONDS--U.S.$ DENOMINATED 0.4%

     1,000,000 ABN-AMRO Bank NV, subordinated note, 7.13%, 10/15/2093
                 (Cost $857,331) ................................................................     922,420
                                                                                                   ----------

The accompanying notes are an integral part of the financial statements.
                                       57

AARP Balanced Stock and
Bond Fund


Principal                                                                                            Market
Amount ($)                                                                                         Value ($)


FOREIGN BONDS--NON-U.S.$ DENOMINATED 1.6%

DEM   2,800,000       Federal Republic of Germany, 6.5%, 7/15/03 ................................   1,966,959
FRF   9,700,000       Government of France, 7.5%, 4/25/05 .......................................   1,980,437
                                                                                                    ---------
                      Total Foreign Bonds - Non U.S.$ Denominated (Cost $3,961,935) .............   3,947,396
                                                                                                    ---------

ASSET-BACKED 0.8%

Credit Card Receivables
        2,000,000 Sears Credit Account Master Trust Series 1995-4, 6.25%, 1/15/03
                     (Cost $1,997,500) ...........................................................  2,001,860
                                                                                                    ---------

CORPORATE BONDS 3.6%

Consumer Staples 0.8%
Food & Beverage
        2,000,000 Borden Inc., 7.875%, 2/15/23 ...................................................  1,903,240
                                                                                                    ---------
Financial 0.4%
Other Financial Companies
        1,000,000 General Electric Capital Services, 7.5%, 8/21/35 ...............................  1,044,340
                                                                                                    ---------
Durables 1.7%
Aerospace 0.9%
        1,000,000 Boeing Co., 6.875%, 10/15/43 ...................................................    943,940
        1,000,000 McDonnell Douglas Corp., 9.75%, 4/1/12 .........................................  1,212,280
                                                                                                    ---------
                                                                                                    2,156,220
                                                                                                    ---------
Automobiles 0.8%
        1,000,000 Ford Motor Co., 8.875%, 1/15/22 ................................................  1,170,400
        1,000,000 General Motors Acceptance Corp., 5.75%, 4/4/96 .................................    997,870
                                                                                                    ---------
                                                                                                    2,168,270
                                                                                                    ---------
Technology 0.7%
Military Electronics
        1,500,000 Loral Corp., 8.375%, 6/15/24 ...................................................  1,620,345
                                                                                                    ---------
                  Total Corporate Bonds (Cost $8,451,765) ........................................  8,892,415
                                                                                                    ---------

CONVERTIBLE BONDS 1.6%

Health 0.1%
Pharmaceuticals
          290,000 Sandoz Capital BVI Ltd., 2%, 10/6/02 ...........................................    245,050
                                                                                                    ---------
Financial 0.1%
Other Financial Companies
          200,000 First Financial Management Corp., 5%, 12/15/99 .................................    298,000
                                                                                                    ---------
Service Industries 0.2%
Miscellaneous Commercial Services
        1,000,000 ADT Operations Inc., Zero Coupon Liquid Yield Option Note, 7/6/10 ..............    437,500
                                                                                                    ---------


The accompanying notes are an integral part of the financial statements.
                                       58


Principal                                                                                            Market
Amount ($)                                                                                          Value ($)

Technology 1.2%
Semiconductors
        2,880,000 VLSI Technology, Inc., 8.25%, 10/1/05 ..........................................  2,908,800
                                                                                                    ---------
Construction 0.0%
Homebuilding
           30,000 Empresa ICA Sociedad Controladora S.A., 5%, 3/15/04 ............................     17,400
                                                                                                    ---------
                  Total Convertible Bonds (Cost $3,755,276) ......................................  3,906,750
                                                                                                    ---------

CONVERTIBLE PREFERRED STOCKS 1.9%

        Shares
        ------
Health 0.5%
Health Industry Services
           57,900 FHP International Corp.,"A", Cum. $1.25 ........................................  1,375,125
                                                                                                    ---------
Financial 0.6%
Consumer Finance
           33,100 Advanta Corp. 6.75% ............................................................  1,390,200
                                                                                                    ---------
Service Industries 0.4%
EDP Services
           16,100 General Motors Corp., Series C, Cum. $3.25 (convertible into GM "E") ...........  1,044,488
                                                                                                    ---------
Manufacturing 0.3%
Containers & Paper 0.2%
            3,300 Boise Cascade Corp. "G", Cum $1.58 .............................................    110,963
            4,100 Bowater, Inc. 7% "B" ...........................................................    160,925
            2,100 International Paper Co., 5.25% .................................................     99,225
                                                                                                    ---------
                                                                                                      371,113
                                                                                                    ---------
Industrial Specialty 0.1%
            7,900 Corning Delaware L.P., Cum. $3.00 ..............................................    369,325
                                                                                                    ---------
Energy 0.1%
Oil & Gas Production
            4,200 Parker & Parsley Capital Corp. .................................................    189,525
                                                                                                    ---------
                  Total Convertible Preferred Stocks (Cost $4,480,464) ...........................  4,739,776
                                                                                                    ---------


COMMON STOCKS 52.5%

Consumer Discretionary 2.1%
Department & Chain Stores 2.0%
           39,600 J.C. Penney Co., Inc. ..........................................................  1,965,150
           26,100 Melville Corp. .................................................................    900,450
           35,700 Rite Aid Corp. .................................................................    999,600
           27,000 Sears, Roebuck & Co. ...........................................................    995,625
                                                                                                    ---------
                                                                                                    4,860,825
                                                                                                    ---------
Restaurants 0.1%
           28,300 Darden Restaurants Inc. ........................................................    325,450
                                                                                                    ---------

The accompanying notes are an integral part of the financial statements.
                                       59

AARP Balanced Stock and
Bond Fund

                                                                                                     Market
Shares                                                                                              Value ($)


Consumer Staples 4.9%
Alcohol & Tobacco 0.7%
           26,600 Anheuser Busch Companies, Inc. .................................................  1,659,175
                                                                                                   ----------
Food & Beverage 2.1%
           28,300 General Mills, Inc. ............................................................  1,577,725
           48,900 H.J. Heinz Co. .................................................................  2,237,175
           39,200 Quaker Oats Co. ................................................................  1,298,500
                                                                                                   ----------
                                                                                                    5,113,400
                                                                                                   ----------
Package Goods/Cosmetics 2.1%
           26,300 Avon Products Inc. .............................................................  1,887,025
           21,000 Clorox Co. .....................................................................  1,498,875
            6,400 Colgate-Palmolive Co. ..........................................................    426,400
           33,200 Tambrands Inc. .................................................................  1,456,650
                                                                                                   ----------
                                                                                                    5,268,950
                                                                                                   ----------
Health 7.0%
Health Industry Services 0.3%
            7,200 McKesson Corp. .................................................................    324,000
            9,300 U.S. HealthCare, Inc. ..........................................................    328,988
                                                                                                   ----------
                                                                                                      652,988
                                                                                                   ----------
Pharmaceuticals 6.7%
           23,300 American Home Products Corp. ...................................................  1,977,588
           65,800 Baxter International Inc. ......................................................  2,706,025
           21,200 Bristol-Myers Squibb Co. .......................................................  1,544,950
           31,000 Carter-Wallace Inc. ............................................................    387,500
           31,500 Eli Lilly Co. ..................................................................  2,831,063
           42,700 Schering-Plough Corp. ..........................................................  2,199,050
           39,200 SmithKline Beecham PLC (ADR) ...................................................  1,984,500
           19,300 Warner-Lambert Co. .............................................................  1,838,325
           62,100 Zeneca Group PLC ...............................................................  1,121,807
                                                                                                   ----------
                                                                                                   16,590,808
                                                                                                   ----------
Communications 2.7%
Telephone/Communications
           67,100 Alltel Corp. ...................................................................  2,004,613
           42,100 GTE Corp. ......................................................................  1,652,425
           56,700 Hong Kong Telecommunications Ltd. (ADR) ........................................  1,034,775
           33,600 Sprint Corp. ...................................................................  1,176,000
           29,900 Tele Danmark A/S (ADR) .........................................................    773,663
                                                                                                   ----------
                                                                                                    6,641,476
                                                                                                   ----------
Financial 10.8%
Banks 3.7%
           15,700 Bankers Trust New York Corp. ...................................................  1,102,925
           28,300 Chemical Banking Corp. .........................................................  1,722,763
           45,500 CoreStates Financial Corp. .....................................................  1,666,438
           59,000 First Bank System Inc. .........................................................  2,839,375

The accompanying notes are an integral part of the financial statements.

                                                                                                     Market
           Shares                                                                                   Value ($)
           23,200 J.P. Morgan & Co., Inc. ........................................................  1,795,100
                                                                                                   ----------
                                                                                                    9,126,601
                                                                                                   ----------
Insurance 2.1%
           25,029 Allstate Corp. .................................................................    885,401
           22,900 EXEL, Ltd. .....................................................................  1,331,063
           14,400 Hartford Steam Boiler Inspection & Insurance Co. ...............................    696,600
           47,300 Lincoln National Corp. .........................................................  2,229,013
                                                                                                   ----------
                                                                                                    5,142,077
                                                                                                   ----------
Other Financial Companies 2.1%
           14,800 Federal National Mortgage Association ..........................................  1,531,800
           69,500 Student Loan Marketing Association .............................................  3,753,000
                                                                                                   ----------
                                                                                                    5,284,800
                                                                                                   ----------
Real Estate 2.9%
           31,872 HGI Realty, Inc. (REIT) ........................................................    764,928
           51,100 Health Care Property Investment Inc. (REIT) ....................................  1,731,013
           55,400 Meditrust SBI (REIT) ...........................................................  1,918,225
           50,800 Nationwide Health Properties Inc. (REIT) .......................................  2,082,800
           26,000 Omega Healthcare Investors (REIT) ..............................................    695,500
                                                                                                   ----------
                                                                                                    7,192,466
                                                                                                   ----------
Media 0.3%
Print Media
           14,800 Reader's Digest Association Inc. "A" ...........................................    697,450
                                                                                                   ----------
Service Industries 2.0%
Miscellaneous Commercial Services 0.1%
          260,000 Jardine Strategic Holdings Ltd. ................................................    263,900
                                                                                                   ----------
Miscellaneous Consumer Services 1.0%
           63,900 H & R Block Inc. ...............................................................  2,428,200
                                                                                                   ----------
Printing/Publishing 0.9%
           53,400 Deluxe Corp. ...................................................................  1,768,875
            6,200 Dun & Bradstreet Corp. .........................................................    358,825
                                                                                                   ----------
                                                                                                    2,127,700
                                                                                                   ----------
Durables 4.6%
Aerospace 4.3%
           25,700 AAR Corp. ......................................................................    469,025
           36,472 Lockheed Martin Corp. ..........................................................  2,448,183
           39,800 Rockwell International Corp. ...................................................  1,880,550
           47,500 Thiokol Corp. ..................................................................  1,698,125
           45,400 United Technologies Corp. ......................................................  4,012,225
                                                                                                   ----------
                                                                                                   10,508,108
                                                                                                   ----------
Automobiles 0.3%
           28,000 Dana Corp. .....................................................................    808,500
                                                                                                   ----------
Manufacturing 8.9%
Chemicals 2.1%
           15,600 Dow Chemical Co. ...............................................................  1,162,200
           34,100 E.I. du Pont de Nemours & Co. ..................................................  2,344,375

The accompanying notes are an integral part of the financial statements.
                                       61

AARP Balanced Stock and
Bond Fund

                                                                                                     Market
           Shares                                                                                   Value ($)

            7,000 Lubrizol Corp. .................................................................    228,375
           55,400 Lyondell Petrochemical Co. .....................................................  1,433,475
                                                                                                   ----------
                                                                                                    5,168,425
                                                                                                   ----------
Containers & Paper 1.0%
            4,100 Federal Paper Board Co., Inc. ..................................................    156,464
           32,600 Kimberly-Clark Corp. ...........................................................  2,188,275
                                                                                                   ----------
                                                                                                    2,344,739
                                                                                                   ----------
Diversified Manufacturing 2.1%
           75,200 Dresser Industries Inc. ........................................................  1,795,400
           12,700 Olin Corp. .....................................................................    873,125
           35,200 TRW Inc. .......................................................................  2,618,000
                                                                                                   ----------
                                                                                                    5,286,525
                                                                                                   ----------
Electrical Products 0.5%
           19,400 Thomas & Betts Corp. ...........................................................  1,253,725
                                                                                                   ----------
Machinery/Components/Controls 0.4%
           23,800 Timken Co. .....................................................................  1,014,475
                                                                                                   ----------
Office Equipment/Supplies 1.3%
           24,100 Xerox Corp. ....................................................................  3,238,438
                                                                                                   ----------
Specialty Chemicals 1.3%
           35,100 Betz Laboratories Inc. .........................................................  1,434,713
           53,400 Witco Corp. ....................................................................  1,875,675
                                                                                                   ----------
                                                                                                    3,310,388
                                                                                                   ----------
Wholesale Distributors 0.2%
            4,700 Alco Standard Corp. ............................................................    395,975
                                                                                                   ----------
Energy 5.4%
Engineering 0.4%
           48,000 McDermott International Inc. ...................................................    948,000
                                                                                                   ----------
Oil Companies 4.4%
           21,000 Exxon Corp. ....................................................................  1,517,250
           30,000 Murphy Oil Corp. ...............................................................  1,200,000
           24,500 Pennzoil Co. ...................................................................  1,074,938
           25,500 Repsol SA (ADR) ................................................................    809,625
           13,800 Royal Dutch Petroleum Co. (New York shares) ....................................  1,693,950
           32,481 Societe Nationale Elf Aquitaine (ADR) ..........................................  1,092,174
           17,200 Texaco Inc. ....................................................................  1,111,550
           27,980 Total SA (ADR) .................................................................    842,898
           87,200 YPF SA "D" (ADR) ...............................................................  1,569,600
                                                                                                   ----------
                                                                                                   10,911,985
                                                                                                   ----------
Oilfield Services/Equipment 0.6%
           37,900 Halliburton Co. ................................................................  1,582,325
                                                                                                   ----------
Metals & Minerals 1.3%
Steel & Metals
           65,200 Freeport McMoRan Copper & Gold, Inc. "A" .......................................  1,670,750
          101,500 Oregon Steel Mills Inc. ........................................................  1,624,000
                                                                                                   ----------
                                                                                                    3,294,750
                                                                                                   ----------

The accompanying notes are an integral part of the financial statements.
                                       62

                                                                                                     Market
Shares                                                                                              Value ($)

Utilities 2.5%
Electric Utilities
           37,100 CINergy Corp. .................................................................   1,034,163
           20,700 CMS Energy Corp. ..............................................................     543,375
           42,500 National Power PLC (ADR) ......................................................     616,250
           26,100 PacifiCorp. ...................................................................     495,900
           14,300 Pacific Gas & Electric Co. ....................................................     427,213
           31,200 PowerGen PLC (ADR) ............................................................     487,500
           50,500 Southern Company ..............................................................   1,193,063
           10,500 Texas Utilities Co., Inc. .....................................................     366,188
           38,700 Unicom Corp. ..................................................................   1,170,664
                                                                                                  -----------
                                                                                                    6,334,316
                                                                                                  -----------
                  Total Common Stocks (Cost $110,748,570) ....................................... 129,776,940
                                                                                                  -----------



SUMMARY                                                                        % OF NET ASSETS
                  Total Investment Portfolio (Cost $224,895,926) (a) ...........    99.5          245,971,020
                  Other Assets and Liabilities, Net ............................     0.5            1,235,935
                                                                                   -----          -----------
                  Net Assets ...................................................   100.0          247,206,955
                                                                                   =====          ===========

REIT  Real Estate Investment Trust
   *  Effective maturities will be shorter due to amortization and prepayments.

  **  Yield (unaudited); bond equivalent yield to maturity; not a coupon rate.

 (a)  At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $225,012,253 was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ....................................................... $22,507,829

      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .......................................................  (1,549,062)
                                                                                                  -----------
      Net unrealized appreciation ...............................................................  20,958,767
                                                                                                  ===========

(b) At September 30, 1995, these securities, in whole or in part, were pledged to cover initial margin requirements for open futures contracts.

      At September 30, 1995, open futures contracts purchased were as follows (Note1):

                                                                              Aggregate              Market
      Futures                    Expiration      Contracts                   Face Value ($)         Value ($)
      -------                    ----------      ---------                   --------------         ---------
      U.S. Treasury Notes .....  December 1995      33                       3,641,641              3,638,250
                                                                             ---------              ---------
      Total net unrealized depreciation on open futures contracts purchased ......................     (3,391)
                                                                                                    =========
      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1995 was $7,225,532 and $3,583,891 respectively.

      For the year ended September 30, 1995, purchases and sales of investment securities
      (excluding short-term investments) aggregated $107,873,081 and $68,779,401, respectively. Purchases and sales of U.S. Government obligations and U.S. Government
      Agencies aggregated $30,836,551 and $30,995,075, respectively.

      Percentage breakdown of investments is based on total net assets of the Fund.
      The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995

  Principal                                                                                    Market
  Amount ($)                                                                                  Value ($)

REPURCHASE AGREEMENTS 0.8%

  25,079,000   Repurchase Agreement with Salomon Brothers dated 9/29/95
                 at 6.07% to be repurchased at $25,091,686 on 10/2/95, collateralized by a $24,668,000 U.S. Treasury Note, 7.25%, 2/15/98 (Cost $25,079,000).....  25,079,000
                                                                                              ----------

COMMERCIAL PAPER 2.6%

  20,000,000   Associates Corp. of North America, 5.51%, 10/26/95...........................  19,920,694
  20,000,000   CIESCO, 5.51%, 10/27/95......................................................  19,917,667
  30,000,000   Ford Motor Credit Co., 5.50%, 10/24/95.......................................  29,890,367
  10,000,000   Prudential Funding Corp., 5.25%, 10/12/95....................................   9,982,522
                                                                                              ----------
               TOTAL COMMERCIAL PAPER (COST $79,711,250)....................................  79,711,250
                                                                                              ----------

CORPORATE BONDS 0.2%

MANUFACTURING
Electrical Products
   4,500,000   Siemens Capital Corp., with warrants, 8%, 6/24/02 (Cost $5,885,818)..........   5,985,000
                                                                                              ----------

CONVERTIBLE BONDS 2.8%

CONSUMER DISCRETIONARY 0.1%
Department & Chain Stores
   4,000,000   Federated Department Stores, Inc. debenture, 5%, 10/1/03.....................   4,080,000
                                                                                              ----------

HEALTH 0.3%
Health Industry Services 0.1%
   2,000,000   Hillhaven Corp., 7.75%, 11/1/02..............................................   3,620,000
                                                                                              ----------
Pharmaceuticals 0.2%
   6,260,000   Sandoz Capital BVI Ltd., 2%, 10/6/02..........................................  5,274,050
                                                                                              ----------

COMMUNICATIONS 0.0%
Telephone/Communications
   1,000,000   Compania de Telefonos de Chile, S.A., 4.5%, 1/15/03..........................   1,015,000
                                                                                              ----------

FINANCIAL 0.9%
Banks 0.6%
  17,290,000   MBL International Finance Bermuda, 3%, 11/30/02..............................  18,068,050
                                                                                              ----------
Other Financial Companies 0.3%
   5,200,000   First Financial Management Corp., 5%, 12/15/99...............................   7,826,000
                                                                                              ----------

MEDIA 0.1%
Broadcasting & Entertainment
   8,000,000   Time Warner Inc., Zero Coupon Liquid Yield Option Note, 6/22/13..............   3,230,000
                                                                                              ----------

SERVICE INDUSTRIES 0.4%
Miscellaneous Commercial Services
  25,000,000   ADT Operations Inc., Zero Coupon Liquid Yield Option Note, 7/6/10............  10,937,500
                                                                                              ----------


The accompanying notes are an integral part of the financial statements.

  Principal                                                                                    Market
  Amount ($)                                                                                  Value ($)


TECHNOLOGY 0.2%
Electronic Data Processing 0.1%
   8,000,000   Silicon Graphics Inc., 11/5/13...............................................   4,760,000
                                                                                              ----------
Precision Instruments 0.1%
   1,000,000   Thermo Instruments Systems Inc., 6.625%, 8/15/01.............................   2,360,000
                                                                                              ----------

CONSTRUCTION 0.2%
Homebuilding
  10,670,000   Empresa ICA Sociedad Controladora S.A., 5%, 3/15/04..........................   6,188,600
                                                                                              ----------

TRANSPORTATION 0.4%
Airlines
  13,500,000   Delta Air Lines, Inc., 3.23%, 6/15/03........................................  12,116,250
                                                                                              ----------

UTILITIES 0.2%
Electric Utilities
   2,500,000   National Power PLC, 6.25%, 9/23/08...........................................   4,710,229
                                                                                              ----------
               TOTAL CONVERTIBLE BONDS (COST $79,536,177)...................................  84,185,679
                                                                                              ----------

CONVERTIBLE PREFERRED STOCKS 3.3%

    Shares
    ------
HEALTH 0.9%
Health Industry Services 0.9%
   1,091,200   FHP International Corp.,"A", Cum. $1.25......................................  25,916,000
                                                                                              ----------
Medical Supply & Specialty 0.0%
      25,000   US Surgical Corp., "A".......................................................     750,000
                                                                                              ----------

FINANCIAL 0.2%
Consumer Finance
     129,000   Advanta Corp., 6.75%.........................................................   5,418,000
                                                                                              ----------

MEDIA 0.1%
Print Media
     104,400   Times Mirror Co., "B", Cum. $1.38............................................   2,518,650
                                                                                              ----------

SERVICE INDUSTRIES 0.7%
EDP Services
     343,400   General Motors Corp., Series C, Cum. $3.25...................................  22,278,075
                                                                                              ----------

MANUFACTURING 0.5%
Containers & Paper 0.2%
      61,900   Boise Cascade Corp., "G", Cum. $1.58.........................................   2,081,388
      50,200   International Paper Co.......................................................   2,371,950
                                                                                              ----------
                                                                                               4,453,338
                                                                                              ----------
Industrial Specialty 0.3%
     211,600   Corning Delaware L.P., Cum. $3.00............................................   9,892,300
                                                                                              ----------

TECHNOLOGY 0.2%
Electronic Data Processing
      50,000   Ceridian Corp., Cum. $2.75...................................................   4,937,500
                                                                                              ----------

ENERGY 0.3%
Oil & Gas Production
     215,300   Parker & Parsley Capital Corp................................................   9,661,588
                                                                                              ----------


The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND


                                                                                                 Market
     Shares                                                                                    Value ($)

METALS & MINERALS 0.4%
Precious Metals
     500,000   Freeport McMoRan Copper & Gold, Inc., Cum. $1.25.............................   12,875,000
                                                                                              -----------
               TOTAL CONVERTIBLE PREFERRED STOCKS (COST $93,895,915)........................   98,700,451
                                                                                              -----------

PREFERRED STOCKS 0.3%

COMMUNICATIONS
Telephone/Communications
     140,000   Philippine Long Distance Telephone Co. (Cost $7,000,000).....................    8,400,000
                                                                                              -----------

COMMON STOCKS 91.1%

CONSUMER DISCRETIONARY 3.6%
Department & Chain Stores 3.4%
     845,400   J.C. Penney Co., Inc.........................................................   41,952,975
     593,200   Melville Corp................................................................   20,465,400
     778,400   Rite Aid Corp................................................................   21,795,200
     515,400   Sears, Roebuck & Co..........................................................   19,005,375
                                                                                              -----------
                                                                                              103,218,950
                                                                                              -----------
Restaurants 0.2%
     598,000   Darden Restaurants Inc.......................................................    6,877,000
                                                                                              -----------

CONSUMER STAPLES 8.7%
Alcohol & Tobacco 1.3%
     631,300   Anheuser Busch Companies, Inc................................................   39,377,338
         900   RJR Nabisco Holdings Corp....................................................       29,138
                                                                                              -----------
                                                                                               39,406,476
                                                                                              -----------
Consumer Specialties 0.2%
     320,900   A.T. Cross Co. "A"...........................................................    5,415,188
                                                                                              -----------
Food & Beverage 3.6%
     598,400   General Mills, Inc...........................................................   33,360,800
   1,122,600   H.J. Heinz Co................................................................   51,358,950
     733,400   Quaker Oats Co...............................................................   24,293,875
                                                                                              -----------
                                                                                              109,013,625
                                                                                              -----------
Package Goods/Cosmetics 3.6%
     561,400   Avon Products Inc............................................................   40,280,450
     402,100   Clorox Co....................................................................   28,699,888
     136,500   Colgate-Palmolive Co.........................................................    9,094,313
     643,200   Tambrands Inc................................................................   28,220,400
                                                                                              -----------
                                                                                              106,295,051
                                                                                              -----------
HEALTH 12.4%
Health Industry Services 0.5%
     194,800   McKesson Corp. (New).........................................................    8,766,000
     221,900   U.S. HealthCare, Inc.........................................................    7,849,713
                                                                                              -----------
                                                                                               16,615,713
                                                                                              -----------
Pharmaceuticals 11.9%
     558,600   American Home Products Corp..................................................   47,411,175
   1,461,800   Baxter International Inc.....................................................   60,116,525


The accompanying notes are an integral part of the financial statements.

                                                                                                 Market
     Shares                                                                                    Value ($)

     464,300   Bristol-Myers Squibb Co......................................................   33,835,863
     849,400   Carter-Wallace Inc...........................................................   10,617,500
     674,300   Eli Lilly Co.................................................................   60,602,713
   1,006,000   Schering-Plough Corp.........................................................   51,809,000
     661,300   SmithKline Beecham PLC (ADR).................................................   33,478,313
     463,300   Warner-Lambert Co............................................................   44,129,325
     859,900   Zeneca Group PLC.............................................................   15,507,059
         300   Zeneca Group PLC (ADR).......................................................       16,350
                                                                                              -----------
                                                                                              357,523,823
                                                                                              -----------
COMMUNICATIONS 5.1%
Telephone/Communications
   1,465,300   Alltel Corp..................................................................   43,775,838
     892,500   GTE Corp.....................................................................   35,030,625
   1,215,300   Hong Kong Telecommunications Ltd. (ADR)......................................   22,179,225
     826,200   Sprint Corp..................................................................   28,917,000
     802,100   Tele Danmark A/S "B" (ADR)...................................................   20,754,338
     898,915   Telecom Italia SIP...........................................................    1,485,879
     898,915   Telecom Italia SIP...........................................................    1,499,818
                                                                                              -----------
                                                                                              153,642,723
                                                                                              -----------
FINANCIAL 18.0%
Banks 7.5%
     286,000   AmSouth Bancorp..............................................................   10,868,000
     417,300   Bankers Trust New York Corp..................................................   29,315,325
     599,900   Chemical Banking Corp........................................................   36,518,913
     983,800   CoreStates Financial Corp....................................................   36,031,675
   1,258,600   First Bank System Inc........................................................   60,570,125
     394,100   J.P. Morgan & Co., Inc.......................................................   30,493,488
     393,100   Summit Bancorporation........................................................   10,957,663
         190   Swiss Bank Corp..............................................................       72,663
     295,300   Wilmington Trust Corp........................................................    8,711,350
                                                                                              -----------
                                                                                              223,539,202
                                                                                              -----------
Insurance 4.1%
     213,800   Aetna Life & Casualty Co.....................................................   15,687,575
     477,423   Allstate Corp................................................................   16,888,840
     489,550   EXEL, Ltd....................................................................   28,455,094
     306,600   Hartford Steam Boiler Inspection & Insurance Co..............................   14,831,775
   1,010,200   Lincoln National Corp........................................................   47,605,675
                                                                                              -----------
                                                                                              123,468,959
                                                                                              -----------
Other Financial Companies 3.5%
     314,700   Federal National Mortgage Association........................................   32,571,450
   1,350,100   Student Loan Marketing Association...........................................   72,905,400
                                                                                              -----------
                                                                                              105,476,850
                                                                                              -----------
Real Estate 2.9%
     245,800   Avalon Properties, Inc. (REIT)...............................................    5,008,175
     386,200   Camden Property Trust (REIT).................................................    8,544,675
      88,500   Charles E. Smith Residential Realty, Inc. (REIT).............................    2,046,563
      28,000   Equity Residential Properties Trust (REIT)...................................      843,500


The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND


                                                                                                 Market
     Shares                                                                                    Value ($)


     312,700   General Growth Properties, Inc. (REIT).......................................    6,449,438
     103,424   HGI Realty, Inc. (REIT)......................................................    2,482,176
     409,800   Health Care Property Investment Inc. (REIT)..................................   13,881,975
      31,100   Mark Centers Trust (REIT)....................................................      380,975
     457,900   Meditrust SBI (REIT).........................................................   15,854,788
     340,400   Nationwide Health Properties Inc. (REIT).....................................   13,956,400
      71,200   Post Properties Inc. (REIT)..................................................    2,207,200
     398,500   Security Capital Industrial Trust (REIT).....................................    6,475,625
     451,200   Southwestern Properties Trust Inc. (REIT)....................................    5,752,800
     102,100   Vornado Realty Trust (REIT)..................................................    3,828,750
                                                                                              -----------
                                                                                               87,713,040
                                                                                              -----------
MEDIA 0.5%
Print Media
     336,400   Reader's Digest Association Inc. "A".........................................   15,852,850
                                                                                              -----------
SERVICE INDUSTRIES 3.8%
Miscellaneous Commercial Services 0.3%
   7,036,000   Jardine Strategic Holdings Ltd...............................................    7,141,540
                                                                                              -----------
Miscellaneous Consumer Services 1.9%
   1,488,300   H & R Block Inc..............................................................   56,555,400
                                                                                              -----------
Printing/Publishing 1.6%
   1,141,600   Deluxe Corp..................................................................   37,815,500
     192,900   Dun & Bradstreet Corp........................................................   11,164,088
                                                                                              -----------
                                                                                               48,979,588
                                                                                              -----------
DURABLES 6.6%
Aerospace 5.9%
     459,600   AAR Corp.....................................................................    8,387,700
     715,800   Lockheed Corp................................................................   48,048,075
     840,100   Rockwell International Corp..................................................   39,694,725
      63,200   Thiokol Corp.................................................................    2,259,400
     904,100   United Technologies Corp.....................................................   79,899,838
                                                                                              -----------
                                                                                              178,289,738
                                                                                              -----------
Automobiles 0.7%
     706,800   Dana Corp....................................................................   20,408,850
                                                                                              -----------
MANUFACTURING 17.1%
Chemicals 4.7%
     518,300   Dow Chemical Co..............................................................   38,613,350
     730,400   E.I. du Pont de Nemours & Co.................................................   50,215,000
     160,000   Lubrizol Corp................................................................    5,220,000
   1,092,800   Lyondell Petrochemical Co....................................................   28,276,200
     518,900   Union Carbide Corp...........................................................   20,626,275
                                                                                              -----------
                                                                                              142,950,825
                                                                                              -----------
Containers & Paper 1.6%
      87,000   Federal Paper Board Co., Inc.................................................    3,338,625
     647,700   Kimberly-Clark Corp..........................................................   43,476,863
                                                                                              -----------
                                                                                               46,815,488
                                                                                              -----------
Diversified Manufacturing 4.0%
   1,618,700   Dresser Industries Inc.......................................................   38,646,463
     109,100   Honeywell, Inc...............................................................    4,677,663


The accompanying notes are an integral part of the financial statements.

                                                                                                 Market
     Shares                                                                                    Value ($)

     292,900   Olin Corp....................................................................   20,136,875
     784,600   TRW Inc......................................................................   58,354,625
                                                                                              -----------
                                                                                              121,815,626
                                                                                              -----------
Electrical Products 0.8%
     377,100   Thomas & Betts Corp..........................................................   24,370,088
                                                                                              -----------
Machinery/Components/Controls 0.4%
     273,500   Timken Co....................................................................   11,657,938
                                                                                              -----------
Office Equipment/Supplies 2.4%
     531,500   Xerox Corp...................................................................   71,420,313
                                                                                              -----------
Specialty Chemicals 2.9%
     204,800   ARCO Chemical Co.............................................................    9,984,000
     709,000   Betz Laboratories Inc........................................................   28,980,375
     306,400   Petrolite Corp...............................................................    8,426,000
   1,145,300   Witco Corp...................................................................   40,228,663
                                                                                              -----------
                                                                                               87,619,038
                                                                                              -----------
Wholesale Distributors 0.3%
     102,800   Alco Standard Corp...........................................................    8,660,900
                                                                                              -----------
ENERGY 8.8%
Engineering 0.7%
   1,072,900   McDermott International Inc..................................................   21,189,775
                                                                                              -----------
Oil Companies 6.9%
     433,800   Exxon Corp...................................................................   31,342,050
     395,300   Murphy Oil Corp..............................................................   15,812,000
     564,500   Pennzoil Co..................................................................   24,767,438
     545,900   Repsol SA (ADR)..............................................................   17,332,325
     168,100   Royal Dutch Petroleum Co. (New York shares)..................................   20,634,275
     266,600   Societe Nationale Elf Aquitaine..............................................   17,995,365
     373,500   Texaco Inc...................................................................   24,137,438
     129,428   Total SA "B".................................................................    7,834,561
     554,825   Total SA (ADR)...............................................................   16,714,103
   1,730,000   YPF SA "D" (ADR).............................................................   31,140,000
                                                                                              -----------
                                                                                              207,709,555
                                                                                              -----------
Oilfield Services/Equipment 1.2%
     820,300   Halliburton Co...............................................................   34,247,525
                                                                                              -----------
METALS & MINERALS 0.9%
Precious Metals 0.4%
     405,000   De Beers Consolidated Mines Ltd. (ADR).......................................   11,036,250
                                                                                              -----------
Steel & Metals 0.5%
     579,010   Freeport McMoRan Copper & Gold, Inc. "A".....................................   14,837,131
                                                                                              -----------
TRANSPORTATION 0.9%
Railroads
      84,200   Consolidated Rail Corp.                                                          5,788,750
     141,100   Norfolk Southern Corp.                                                          10,547,225
     152,500   Union Pacific Corp.                                                             10,103,125
                                                                                              -----------
                                                                                               26,439,100
                                                                                              -----------


The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND


                                                                                                  Market
     Shares                                                                                      Value ($)


UTILITIES 4.7%
Electric Utilities
     801,700   CINergy Corp.................................................................      22,347,388
     261,200   CMS Energy Corp..............................................................       6,856,500
   1,468,800   China Light & Power Co., Ltd. (ADR)..........................................       7,564,320
      52,000   Midlands Electricity PLC (ADR)...............................................         798,570
      26,000   Midlands Electricity PLC.....................................................         802,750
     250,000   National Power PLC (ADR).....................................................       3,625,000
     553,600   PacifiCorp...................................................................      10,518,400
     338,600   Pacific Gas & Electric Co....................................................      10,115,675
     980,000   PowerGen PLC.................................................................       3,839,913
     942,503   PowerGen PLC (ADR)...........................................................      14,726,609
   1,118,900   Southern Company.............................................................      26,434,013
     224,600   Texas Utilities Co., Inc.....................................................       7,832,925
     876,100   Unicom Corp..................................................................      26,502,010
                                                                                              --------------
                                                                                                 141,964,073
                                                                                              --------------
               TOTAL COMMON STOCKS (COST $2,168,918,812)....................................   2,738,168,191
                                                                                              --------------

SUMMARY                                                                  % OF NET ASSETS

               TOTAL INVESTMENT PORTFOLIO (COST $2,460,026,972) (a).........   101.1           3,040,229,571
               OTHER ASSETS AND LIABILITIES, NET............................    (1.1)            (33,710,994)
                                                                               -----          --------------
               NET ASSETS...................................................   100.0           3,006,518,577
                                                                               =====          ==============


REIT Real Estate Investment Trust

(a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $2,458,044,405 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............................................  $  610,759,077

     Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value..................................................     (28,573,911)
                                                                                              --------------
     Net unrealized appreciation............................................................  $  582,185,166
                                                                                              ==============
------------------------------------------------------------------------------------------------------------
     Purchases and sales of investment securities (excluding short-term investments) for the year ended
     September 30, 1995, aggregated $1,192,461,153 and $759,987,675, respectively.
------------------------------------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund.  The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the
     Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements.

AARP CAPITAL GROWTH FUND


LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995

 Principal                                                                        Market
Amount ($)                                                                       Value ($)

REPURCHASE AGREEMENTS 2.1%

  14,365,000    Repurchase Agreement with State Street Bank and
                  Trust Company dated 9/29/95 at 6.1% to be
                  repurchased at $14,372,302 on 10/2/95,
                  collateralized by a $15,565,000 U.S. Treasury
                  Bill, 6/27/96 (Cost $14,365,000).........................       14,365,000
                                                                                ------------

PREFERRED STOCKS 1.3%

        Shares
        ------

Technology
Computer Software
      57,000    SAP AG (Cost $8,941,914)..................................         9,281,945
                                                                                ------------
COMMON STOCKS 96.6%

CONSUMER DISCRETIONARY 7.4%
Department & Chain Stores 4.4%
     200,000    J.C. Penney Co., Inc......................................         9,925,000
     100,000    Limited Inc...............................................         1,900,000
     280,000    May Department Stores.....................................        12,250,000
     237,900    Walgreen Co...............................................         6,661,200
                                                                                ------------
                                                                                  30,736,200
                                                                                ------------

Hotels & Casinos 0.6%
     174,000    Carnival Corp., Class A...................................         4,176,000
                                                                                ------------
Restaurants 1.2%
     210,000    McDonald's Corp...........................................         8,032,500
                                                                                ------------
Specialty Retail 1.2%
     300,000    Toys "R" Us Inc.*.........................................         8,100,000
                                                                                ------------

CONSUMER STAPLES 7.2%
Alcohol & Tobacco 1.0%
     112,000    Anheuser Busch Companies, Inc.............................         6,986,000
                                                                                ------------
Food & Beverage 2.6%
     185,000    Albertson's Inc...........................................         6,313,125
     230,000    PepsiCo Inc...............................................        11,730,000
                                                                                ------------
                                                                                  18,043,125
                                                                                ------------
Package Goods/Cosmetics 3.6%
     150,000    Clorox Co.................................................        10,706,250
     100,000    Colgate-Palmolive Co......................................         6,662,500
     100,000    Procter & Gamble Co.......................................         7,700,000
                                                                                ------------
                                                                                  25,068,750
                                                                                ------------

HEALTH 13.5%
Hospital Management 2.9%
     420,000    Columbia/HCA Healthcare Corp..............................        20,422,500
                                                                                ------------
Medical Supply & Specialty 2.1%

     110,000    Becton, Dickinson & Co....................................         6,916,250
     144,000    Medtronic Inc.............................................         7,740,000
                                                                                ------------
                                                                                  14,656,250
                                                                                ------------
Pharmaceuticals 8.5%
     115,000    American Home Products Corp...............................         9,760,625
     315,000    Astra AB "B" (Free).......................................        11,086,030

The accompanying notes are an intregral part of the financial statements.

AARP CAPITAL GROWTH FUND


                                                                                   Market
  Shares                                                                         Value ($)



     170,000    Johnson & Johnson.........................................        12,601,250
     250,000    Merck & Co. Inc...........................................        14,000,000
     220,000    Schering-Plough Corp......................................        11,330,000
                                                                                ------------
                                                                                  58,777,905
                                                                                ------------
COMMUNICATIONS 2.6%
Cellular Telephone 1.3%
     220,000    Vodafone Group PLC (ADR)..................................         9,020,000
                                                                                ------------
Telephone/Communications 1.3%
     100,000    Alltel Corp...............................................         2,987,500
     225,000    Tele Danmark A/S (ADR)....................................         5,821,875
                                                                                ------------
                                                                                   8,809,375
                                                                                ------------

FINANCIAL 12.7%
Banks 2.9%
      80,000    J.P. Morgan & Co., Inc....................................         6,190,000
     217,300    MBNA Corp.................................................         9,045,113
     125,000    NBD Bancorp, Inc..........................................         4,781,250
                                                                                ------------
                                                                                  20,016,363
                                                                                ------------
Insurance 5.6%
      54,000    AMBAC Inc.................................................         2,376,000
     180,000    American International Group, Inc.........................        15,300,000
     140,000    EXEL, Ltd.................................................         8,137,500
     141,000    MBIA Inc..................................................         9,940,500
      62,200    PMI Group, Inc............................................         2,946,725
                                                                                ------------
                                                                                  38,700,725
                                                                                ------------
Other Financial Companies 4.2%
     210,000    Federal National Mortgage Association.....................        21,735,000
     140,000    Student Loan Marketing Association........................         7,560,000
                                                                                ------------
                                                                                  29,295,000
                                                                                ------------

MEDIA 5.8%
Broadcasting & Entertainment 4.8%
     110,000    Capital Cities/ABC Inc....................................        12,938,750
     370,000    Time Warner Inc...........................................        14,707,500
      90,000    Walt Disney Co............................................         5,163,750
                                                                                ------------
                                                                                  32,810,000
                                                                                ------------
Cable Television 0.6%
     251,789    Tele-Communications Inc. "A" (New)*.......................         4,406,308
                                                                                ------------
Print Media 0.4%
      56,000    Gannett Co., Inc..........................................         3,059,000
                                                                                ------------

SERVICE INDUSTRIES 6.3%
Edp Services 2.9%
     140,000    Automatic Data Processing, Inc............................         9,537,500
     137,000    General Motors Corp. "E"..................................         6,233,500
     157,600    National Data Corp........................................         4,235,500
                                                                                ------------
                                                                                  20,006,500
                                                                                ------------
Investment 2.8%
      75,000    Dean Witter, Discover & Co................................         4,218,750
     265,000    Franklin Resources Inc....................................        15,270,625
                                                                                ------------
                                                                                  19,489,375
                                                                                ------------
Printing/Publishing 0.6%
      80,000    Reuters Holdings PLC "B" (ADR)............................         4,230,000
                                                                                ------------

The accompanying notes are an intregral part of the financial statements.

                                                                                  Market
 Shares                                                                          Value ($)



DURABLES 5.7%
Aerospace 2.6%
     185,000    Rockwell International Corp...............................         8,741,250
     100,000    United Technologies Corp..................................         8,837,500
                                                                                ------------
                                                                                  17,578,750
                                                                                ------------
Automobiles 0.6%
     140,000    Ford Motor Co.............................................         4,357,500
                                                                                ------------
Telecommunications Equipment 1.6%
     125,000    General Instrument Corp.*.................................         3,750,000
     106,000    Nokia (AB) Oy "A".........................................         7,436,770
                                                                                ------------
                                                                                  11,186,770
                                                                                ------------
Tires 0.9%
     260,000    Cooper Tire & Rubber Co...................................         6,305,000
                                                                                ------------

MANUFACTURING 8.1%
Chemicals 2.1%
     140,000    E.I. du Pont de Nemours & Co..............................         9,625,000
     100,000    Sigma-Aldrich Corp........................................         4,850,000
                                                                                ------------
                                                                                  14,475,000
                                                                                ------------
Diversified Manufacturing 1.9%
     190,000    Dover Corp................................................         7,267,500
      95,000    General Electric Co.......................................         6,056,250
                                                                                ------------
                                                                                  13,323,750
                                                                                ------------
Electrical Products 2.8%
      83,000    Emerson Electric Co.......................................         5,934,500
     275,000    Philips NV (New York shares)..............................        13,406,250
                                                                                ------------
                                                                                  19,340,750
                                                                                ------------
Machinery/Components/Controls 1.3%
     225,000    Parker-Hannifin Group.....................................         8,550,000
                                                                                ------------

TECHNOLOGY 13.6%
Computer Software 0.7%
     120,000    Oracle Systems Corp.*.....................................         4,605,000
                                                                                ------------
Diverse Electronic Products 1.7%
      80,000    General Motors Corp. "H"..................................         3,280,000
     110,100    Motorola Inc..............................................         8,408,887
                                                                                ------------
                                                                                  11,688,887
                                                                                ------------
Electronic Components/Distributors 0.0%
          71    Samsung Electronics Co., Ltd. (New)*......................            17,031
                                                                                ------------
Electronic Data Processing 4.7%
     120,000    Compaq Computers Corp.*                                            5,805,000
     250,000    Hewlett-Packard Co........................................        20,843,750
      60,000    International Business Machines Corp......................         5,662,500
                                                                                ------------
                                                                                  32,311,250
                                                                                ------------
Military Electronics 0.5%
      57,700    Loral Corp................................................         3,288,900
                                                                                ------------
Office/Plant Automation 2.8%
     200,000    3Com Corp.*...............................................         9,100,000
     100,000    Cabletron Systems Inc.*...................................         6,587,500
      60,000    Cisco Systems, Inc.*......................................         4,140,000
                                                                                ------------
                                                                                  19,827,500
                                                                                ------------

The accompanying notes are an intregral part of the financial statements.

AARP CAPITAL GROWTH FUND



                                                                                   Market
Shares                                                                           Value ($)



Semiconductors 3.2%
     190,000    Intel Corp................................................        11,423,750
     136,000    Texas Instruments Inc.....................................        10,863,000
                                                                                ------------
                                                                                  22,286,750
                                                                                ------------

ENERGY 8.2%
Engineering 0.3%
      40,000    Fluor Corp................................................         2,240,000
                                                                                ------------
Oil Companies 7.0%

     200,000    Amoco Corp................................................        12,825,000
     155,000    Exxon Corp................................................        11,198,750
      90,000    Mobil Corp................................................         8,966,250
     329,800    Repsol SA (ADR)...........................................        10,471,150
     164,620    Total SA (ADR)............................................         4,959,178
                                                                                ------------
                                                                                  48,420,328
                                                                                ------------
Oil/Gas Transmission 0.9%
     185,000    Enron Corp................................................         6,197,500
                                                                                ------------

METALS & MINERALS 0.4%
Steel & Metals
      55,700    Nucor Corp................................................         2,492,575
                                                                                ------------

TRANSPORTATION 0.7%
Railroads
      70,000    Conrail Inc...............................................         4,812,500
                                                                                ------------

UTILITIES 4.4%
Electric Utilities
     145,500    Destec Energy Inc.*.......................................         2,182,500
     250,000    Eastern Utilities Association.............................         6,062,500
     115,000    Houston Industries Inc....................................         5,074,375
      60,000    Illinova Corp.............................................         1,627,500
     150,000    NIPSCO Industries Inc.....................................         5,231,250
     285,000    PowerGen PLC (ADR)........................................         4,453,125
     250,000    Southern Company..........................................         5,906,250
                                                                                ------------
                                                                                  30,537,500
                                                                                 -----------
                Total Common Stocks (Cost $527,309,541)                          668,685,117
                                                                                ------------


SUMMARY                                                                                % OF NET ASSETS
                Total Investment Portfolio
                 (Cost $550,616,455) (a)....................    100.0            692,332,062
                Other Assets and Liabilities, Net...........      0.0               (323,116)
                                                                -----           ------------
                Net Assets..................................    100.0            692,008,946
                                                                =====           ============


     * Nonincome producing security.

     (a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $550,780,726 was as follows:



     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost....................... $146,000,179
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value.......................   (4,448,843)
                                                                                ------------
     Net unrealized appreciation............................................... $141,551,336
                                                                                ============

-------------------------------------------------------------------------------
     Purchases and sales of investment securities, (excluding short-term investments), for the year ended September 30, 1995, aggregated $624,892,455 and $726,800,851, respectively.
-------------------------------------------------------------------------------


    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

The accompanying notes are an intregral part of the financial statements.

F I N A N C I A L   S T A T E M E N T S

STATEMENT OF ASSETS AND LIABILITIES

                                                        AARP HIGH      AARP HIGH        AARP GNMA
                                                         QUALITY    QUALITY TAX FREE     AND U.S.
                                                       MONEY FUND     MONEY FUND      TREASURY FUND
SEPTEMBER 30, 1995

ASSETS
Investments, at value (for identified cost, see
  accompanying lists of investment portfolios).....   $381,262,371   $118,781,440     $5,214,219,079
Cash...............................................        381,647        219,378            663,929
Other receivables:
  Investments sold.................................             --        300,000                 --
  Dividends and interest...........................      2,430,709        638,028         53,560,790
  Fund shares sold.................................      1,099,254         42,259          1,146,927
  Daily variation margin on open futures
    contracts (Note 1).............................             --             --                 --
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)...............             --             --                 --
Deferred organization expenses (Note 1)............             --             --                 --
Other assets.......................................          3,624          1,214             52,856
                                                      ------------   ------------     --------------
  Total assets.....................................    385,177,605    119,982,319      5,269,643,581
====================================================================================================
LIABILITIES
Payables:
  Due to custodian bank............................             --              --               --
  Investments purchased............................             --              --               --
  Fund shares redeemed.............................        795,573          67,840        2,067,973
  Dividends........................................        148,656          57,996       12,318,900
  Management fee (Note 2)..........................        125,856          38,987        1,793,374
  Transfer and dividend disbursing agent (Note 2)..        124,661          26,654          633,351
Daily variation margin on open futures
  contracts (Note 1)...............................             --              --               --
Other accrued expenses.............................         86,807          44,871          779,509
                                                      ------------   ------------     -------------
Total liabilities..................................      1,281,553         236,348       17,593,107
===================================================================================================
  Net assets at value..............................  $ 383,896,052    $119,745,971   $5,252,050,474
===================================================================================================
NET ASSETS CONSIST OF:
Accumulated undistributed net investment
  income...........................................  $          --    $        --    $           --
Net unrealized appreciation (depreciation) on:
  Investments......................................        (490,715)           --       114,656,462
  Futures contracts................................              --            --                --
  Foreign currency related transactions............              --            --                --
Accumulated net realized capital gain (loss).......         (66,921)   (1,226,724)     (359,297,259)
Shares of beneficial interest, at par..............       3,843,894        119,753        3,458,291
Additional paid-in capital.........................     380,609,794    120,852,942    5,493,232,980
===================================================================================================
Net assets at value................................  $  383,896,052   $119,745,971   $5,252,050,474
===================================================================================================
Shares of beneficial interest outstanding,
  $.01 par value, unlimited number of shares
  authorized. (Note) AARP High Quality Tax
  Free Money Fund has a $.001 par value............     384,389,361    119,753,010      345,829,087
===================================================================================================
Net asset value, offering and redemption price
  per share (net assets at value, per fund,
  divided by the respective shares of beneficial
  interest outstanding)............................           $1.00          $1.00           $15.19
===================================================================================================



The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES


                                                                    AARP HIGH    AARP INSURED     AARP BALANCED
                                                                     QUALITY   TAX FREE GENERAL   STOCK AND BOND
SEPTEMBER 30, 1995                                                  BOND FUND     BOND FUND           FUND

ASSETS
Investments, at value (for identified cost, see
  accompanying lists of investment portfolios)............       $529,380,919  $1,784,155,534     $  245,971,020
Cash......................................................              1,577         270,125              2,339
Other receivables:
  Investments sold........................................                 --       4,064,000            333,734
  Dividends and interest..................................          5,387,454      23,943,866          1,448,175
  Fund shares sold........................................             60,877       1,232,924            287,668
  Daily variation margin on open futures
    contracts (Note 1)....................................                 --              --             22,688
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)......................                 --              --            159,340
Deferred organization expenses (Note 1)...................                 --              --             29,735
Other assets..............................................              1,969           9,769                 --
                                                                 ------------  --------------     --------------
  Total assets............................................       $534,832,796   1,813,676,218        248,254,699
                                                                 ============  ==============     ==============
LIABILITIES
Payables:
  Due to custodian bank...................................                 --              --                 --
  Investments purchased...................................                 --              --            522,234
  Fund shares redeemed....................................            212,670         553,182            235,042
  Dividends...............................................            745,687       2,864,813                 --
  Management fee (Note 2).................................            212,336         725,373             96,579
  Transfer and dividend disbursing agent (Note 2).........            133,141         166,466             46,657
Daily variation margin on open futures
  contracts (Note 1)......................................                 --       2,062,500                 --
Other accrued expenses                                                106,665         256,562            147,232
                                                                 ------------  --------------     --------------
Total liabilities.........................................          1,410,499       6,628,896          1,047,744
                                                                 ============  ==============     ==============
  Net assets at value.....................................       $533,422,297  $1,807,047,322     $  247,206,955
                                                                 ============  ==============     ==============
NET ASSETS CONSIST OF:
Accumulated undistributed net investment
  income..................................................       $    304,913  $           --     $      321,966
Net unrealized appreciation (depreciation) on:
  Investments.............................................          3,274,381      80,036,981         21,075,094
  Futures contracts.......................................                 --        (629,889)            (3,391)
  Foreign currency related transactions...................                 --              --            159,949
Accumulated net realized capital gain (loss)..............        (10,285,791)    (28,924,305)         2,055,572
Shares of beneficial interest, at par.....................            333,124       1,018,727            150,746
Additional paid-in capital................................        539,795,670   1,755,545,808        223,447,019
                                                                 ============  ==============     ==============
Net assets at value.......................................       $533,422,297  $1,807,047,322     $  247,206,955
                                                                 ============  ==============     ==============

Shares of beneficial interest outstanding,
  $.01 par value, unlimited number of shares
  authorized. (Note) AARP High Quality Tax
  Free Money Fund has a $.001 par value...................         33,312,382     101,872,699        15,074,610
                                                                =============  ==============     ================
Net asset value, offering and redemption price
  per share (net assets at value, per fund,
  divided by the respective shares of beneficial
  interest outstanding)...................................             $16.01          $17.74            $16.40
                                                                 ============  ==============     ================

                                                                  AARP GROWTH    AARP CAPITAL
                                                                  AND INCOME        GROWTH
SEPTEMBER 30, 1995                                                    FUND            FUND
ASSETS
Investments, at value (for identified cost, see
  accompanying lists of investment portfolios)............      $3,040,229,571  $692,332,062
Cash......................................................           1,092,801            --
Other receivables:
  Investments sold........................................           6,963,876     1,320,710
  Dividends and interest..................................           9,232,845       699,334
  Fund shares sold........................................              25,725            --
  Daily variation margin on open futures
    contracts (Note 1)....................................                  --            --
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)......................                  --            --
Deferred organization expenses (Note 1)...................                  --            --
Other assets..............................................               4,287            --
                                                                --------------  ------------
  Total assets............................................      $3,057,549,105  $694,352,106
                                                                ==============  ============
LIABILITIES
Payables:
  Due to custodian bank...................................                  --       106,750
  Investments purchased...................................          49,038,772     1,625,475
  Fund shares redeemed....................................                  --            --
  Dividends...............................................                  --            --
  Management fee (Note 2).................................           1,179,826       346,582
  Transfer and dividend disbursing agent (Note 2).........             277,544        91,070
Daily variation margin on open futures
  contracts (Note 1)......................................                  --            --
Other accrued expenses....................................             534,386       173,283
                                                                --------------  ------------
Total liabilities.........................................          51,030,528     2,343,160
                                                                ==============  ============
  Net assets at value.....................................      $3,006,518,577  $692,008,946
                                                                ==============  ============
NET ASSETS CONSIST OF:
Accumulated undistributed net investment
  income..................................................      $    6,072,468  $  6,365,346
Net unrealized appreciation (depreciation) on:
  Investments.............................................         580,202,599   141,715,607
  Futures contracts.......................................                  --            --
  Foreign currency related transactions...................               5,828        (4,789)
Accumulated net realized capital gain (loss)..............          52,570,066     3,733,920
Shares of beneficial interest, at par.....................             783,717       180,420
Additional paid-in capital................................       2,366,883,899   540,018,442
                                                                ==============  ============
Net assets at value.......................................      $3,006,518,577  $692,008,946
                                                                ==============  ============

Shares of beneficial interest outstanding,
  $.01 par value, unlimited number of shares
  authorized. (Note) AARP High Quality Tax
  Free Money Fund has a $.001 par value...................          78,371,684    18,041,977
                                                               =============================
Net asset value, offering and redemption price
  per share (net assets at value, per fund,
  divided by the respective shares of beneficial
  interest outstanding)...................................              $38.36        $38.36
                                                               ==============================


The accompanying notes are an integral part of the financial statements.

Financial Statements


STATEMENT OF OPERATIONS



                                                                         AARP HIGH             AARP HIGH             AARP GNMA
                                                                          QUALITY           QUALITY TAX FREE          AND U.S.
YEAR ENDED SEPTEMBER 30, 1995                                           MONEY FUND             MONEY FUND           TREASURY FUND
INVESTMENT INCOME
INCOME:
        Interest......................................................  $21,982,820            $4,785,487          $393,260,749
        Dividends.....................................................           --                    --                    --
                                                                        -----------            ----------          ------------
                                                                         21,982,820             4,785,487           393,260,749
        Less foreign taxes withheld...................................           --                    --                    --
                                                                        -----------            ----------          ------------
                                                                         21,982,820             4,785,487           393,260,749
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
        Management fee (Note 2).......................................    1,492,545               493,693            22,095,173
        Services to shareholders:
                Transfer and dividend disbursing expense (Note 2).....    1,533,555               347,016             8,104,169
                Other expenses........................................      210,373                63,566             1,443,896
        Trustees' fees and expenses (Note 2)..........................       19,837                30,610                29,332
        Shareholder communications....................................      199,986                54,036             2,052,542
        Legal.........................................................       13,059                   344                26,270
        Auditing......................................................       25,482                26,500                66,799
        Custodian and accounting fees (Note 2)........................       80,914                52,202             1,083,056
        Registration expenses.........................................       76,878                18,630                85,342
        Amortization of organization expenses (Note 1)................           --                    --                    --
        Other.........................................................       13,774                 7,697               184,075
                                                                        -----------            ----------          ------------
Total Expenses........................................................    3,666,403             1,094,294            35,170,654
-------------------------------------------------------------------------------------------------------------------------------
Net investment income.................................................   18,316,417             3,691,193           358,090,095
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized gain (loss) from:
                Investments...........................................       (2,594)               (5,140)          (68,679,536)
                Futures contracts (Note 1)............................           --                    --                    --
                Foreign currency related transactions (Note 1)........           --                    --                    --
        Net unrealized appreciation (depreciation) on:
                Investments...........................................     (235,013)                   --           224,571,191
                Futures contracts.....................................           --                    --                    --
                Foreign currency related transactions.................           --                    --                    --
                                                                        -----------            ----------          ------------
Net gain (loss) on investments........................................     (237,607)               (5,140)          155,891,655
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
        from operations...............................................  $18,078,810            $3,686,053          $513,981,750
-------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                                              AARP HIGH      AARP INSURED    AARP BALANCED
                                                               QUALITY     TAX FREE GENERAL  STOCK AND BOND
                                                              BOND FUND       BOND FUND           FUND
INVESTMENT INCOME
INCOME:
  Interest.............................................      $37,753,441     $103,897,620     $ 6,141,535
  Dividends............................................               --               --       3,988,384
                                                             -----------     ------------     -----------
                                                              37,753,441      103,897,620      10,129,919
  Less foreign taxes withheld..........................               --               --         (37,101)
                                                             -----------     ------------     -----------
                                                              37,753,441      103,897,620      10,092,818
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)..............................        2,600,629        8,813,051         960,412
  Services to shareholders:
    Transfer and dividend disbursing expense (Note 2)..        1,720,303        2,148,893         513,031
    Other expenses.....................................          206,214          366,879         120,197
  Trustees' fees and expenses (Note 2).................           31,055           30,826          23,992
  Shareholder communications...........................          271,351          436,821         124,209
  Legal................................................            1,508           49,933           5,079
  Auditing.............................................           48,340           57,863          19,538
  Custodian and accounting fees (Note 2)...............          122,478          293,635          97,877
  Registration expenses................................           34,937           58,448          97,922
  Amortization of organization expenses (Note 1).......               --               --           7,315
  Other................................................           21,135          125,346          12,559
                                                             -----------     ------------     -----------
Total Expenses.........................................        5,057,950       12,381,695       1,982,131
-----------------------------------------------------------------------------------------------------------
Net investment income..................................       32,695,491       91,515,925       8,110,687
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from:
    Investments........................................        6,264,433        1,141,498       2,922,966
    Futures contracts (Note 1).........................          462,444      (22,927,127)         66,437
    Foreign currency related transactions (Note 1).....               --               --          (8,944)
  Net unrealized appreciation (depreciation) on:
    Investments........................................       25,349,000      102,468,526      20,344,202
    Futures contracts..................................         (235,464)        (843,714)         (3,391)
    Foreign currency related transactions..............               --               --         159,949
                                                             -----------     ------------     -----------
Net gain (loss) on investments.........................       31,840,413       79,839,183      23,481,219
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations......................................      $64,535,904     $171,355,108     $31,591,906
-----------------------------------------------------------------------------------------------------------

                                                            AARP GROWTH    AARP CAPITAL
                                                            AND INCOME        GROWTH
                                                               FUND            FUND
INVESTMENT INCOME
INCOME:
  Interest.............................................     $ 10,888,172   $  1,251,177
  Dividends............................................       91,816,143     11,484,726
                                                            ------------   ------------
                                                             102,704,315     12,735,903
  Less foreign taxes withheld..........................       (1,007,072)      (139,552)
                                                            ------------   ------------
                                                             101,697,243     12,596,351
----------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)..............................       12,406,325      3,988,023
  Services to shareholders:
    Transfer and dividend disbursing expense (Note 2)..        3,249,295      1,171,702
    Other expenses.....................................          873,891        291,103
  Trustees' fees and expenses (Note 2).................           28,774         28,697
  Shareholder communications...........................        1,036,474        355,297
  Legal................................................           17,001          7,389
  Auditing.............................................           46,913         44,057
  Custodian and accounting fees (Note 2)...............          396,036        164,779
  Registration expenses................................          252,079         64,893
  Amortization of organization expenses (Note 1).......               --             --
  Other................................................          102,424         31,422
                                                            ------------   ------------
Total Expenses.........................................       18,409,212      6,147,362
----------------------------------------------------------------------------------------
Net investment income..................................       83,288,031      6,448,989
----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from:
    Investments........................................       82,525,735      3,854,142
    Futures contracts (Note 1).........................               --             --
    Foreign currency related transactions (Note 1).....           23,310        (49,230)
  Net unrealized appreciation (depreciation) on:
    Investments........................................      331,251,054    124,391,488
    Futures contracts..................................               --             --
    Foreign currency related transactions..............            5,828         (4,789)
                                                            ------------   ------------
Net gain (loss) on investments.........................      413,805,927    128,191,611
----------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations......................................     $497,093,958   $134,640,600
----------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS


STATEMENT OF CHANGES IN NET ASSETS


                                                            AARP HIGH                         AARP HIGH
                                                             QUALITY                      QUALITY TAX FREE
                                                            MONEY FUND                       MONEY FUND


INCREASE (DECREASE) IN NET ASSETS:
                                                            Years Ended                      Years Ended
                                                             Sept. 30,                        Sept. 30,
                                                      1995              1994            1995            1994
                                                  -------------    -------------    ------------    ------------
Operations:
  Net investment income.........................  $  18,316,417    $   8,576,806    $  3,691,193    $  2,330,435
  Net realized gain (loss) from:
    Investments.................................         (2,594)               -          (5,140)        (10,344)
    Futures contracts...........................              -                -               -               -
    Option contracts............................              -                -               -               -
    Foreign currency related
      transactions..............................              -                -               -               -
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................       (235,013)        (551,482)              -               -
    Futures contracts...........................              -                -               -               -
    Foreign currency related
      transactions..............................              -                -               -               -
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets
  resulting from operations.....................     18,078,810        8,025,324       3,686,053       2,320,091
                                                  -------------    -------------    ------------    ------------
Distributions to shareholders:
  Net investment income.........................    (18,316,417)      (8,576,806)     (3,691,193)     (2,330,435)
  Net realized gains............................              -                -               -               -
  In excess of net realized gains...............              -                -               -               -
  Tax return of capital.........................              -                -               -               -
                                                  -------------    -------------    ------------    ------------
                                                    (18,316,417)      (8,576,806)     (3,691,193)     (2,330,435)
                                                  -------------    -------------    ------------    ------------
Fund share transactions:

  Proceeds from sale of shares..................    405,381,235      457,195,131      41,129,795      72,891,766

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................     16,274,697        7,471,832       2,929,152       1,833,452

  Cost of shares redeemed.......................   (370,960,332)    (384,553,352)    (53,717,481)    (78,946,046)
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets
  from Fund share transactions..................     50,695,600       80,113,611      (9,658,534)     (4,220,828)
                                                  -------------    -------------    ------------    ------------
Increase (decrease) in net assets...............     50,457,993       79,562,129      (9,663,674)     (4,231,172)
Net assets at beginning of period...............    333,438,059      253,875,930     129,409,645     133,640,817
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (a).................  $ 383,896,052    $ 333,438,059    $119,745,971    $129,409,645
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................    333,693,761      253,580,150     129,411,544     133,632,372
                                                  -------------    -------------    ------------    ------------
  Shares sold...................................    405,381,235      457,195,131      41,129,795      72,891,766
  Shares issued to shareholders in
    reinvestment of  distributions..............     16,274,697        7,471,832       2,929,152       1,833,452
  Shares redeemed...............................   (370,960,332)    (384,553,352)    (53,717,481)    (78,946,046)
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in
  Fund shares...................................     50,695,600       80,113,611      (9,658,534)     (4,220,828)
                                                  -------------    -------------    ------------    ------------
Shares outstanding at end of period.............    384,389,361      333,693,761     119,753,010     129,411,544
----------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................  $           -    $           -    $          -    $          -

(b) Commencement of Operations

                                                               AARP GNMA
                                                               AND U.S.
                                                             TREASURY FUND


INCREASE (DECREASE) IN NET ASSETS:
                                                               Years Ended
                                                                Sept. 30,
                                                         1995              1994
                                                  ---------------    ---------------
Operations:
  Net investment income.........................  $   358,090,095    $   377,835,579
  Net realized gain (loss) from:
    Investments.................................      (68,679,536)      (301,854,645)
    Futures contracts...........................                -                  -
    Option contracts............................                -         (2,842,351)
    Foreign currency related
      transactions..............................                -                  -
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................      224,571,191       (194,039,955)
    Futures contracts...........................                -                  -
    Foreign currency related
      transactions..............................                -                  -
                                                  ---------------    ---------------
Net increase (decrease) in net assets
  resulting from operations.....................      513,981,750       (120,901,372)
                                                  ---------------    ---------------
Distributions to shareholders:
  Net investment income.........................     (347,262,513)      (377,835,579)
  Net realized gains............................                -                  -
  In excess of net realized gains...............                -                  -
  Tax return of capital.........................      (10,827,582)                 -
                                                  ---------------    ---------------
 ................................................     (358,090,095)      (377,835,579)
                                                  ---------------    ---------------
Fund share transactions:

  Proceeds from sale of shares..................      313,574,493        767,903,410

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................      209,361,883        243,322,806

  Cost of shares redeemed.......................   (1,012,262,747)    (1,639,307,179)
                                                  ---------------    ---------------
Net increase (decrease) in net assets
  from Fund share transactions..................     (489,326,371)      (628,080,963)
                                                  ---------------    ---------------
Increase (decrease) in net assets...............     (333,434,716)    (1,126,817,914)
Net assets at beginning of period...............    5,585,485,190      6,712,303,104
------------------------------------------------------------------------------------
Net assets at end of period (a).................  $ 5,252,050,474    $ 5,585,485,190
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................      379,121,168        420,695,404
                                                  ---------------    ---------------
  Shares sold...................................       21,222,249         49,495,268
  Shares issued to shareholders in
    reinvestment of  distributions..............       14,034,160         15,901,711
  Shares redeemed...............................      (68,548,490)      (106,971,215)
                                                  ---------------    ---------------
Net increase (decrease) in
  Fund shares...................................      (33,292,081)       (41,574,236)
                                                  ---------------    ---------------
Shares outstanding at end of period.............      345,829,087        379,121,168
------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................  $             -    $             -

(b) Commencement of Operations


The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS


STATEMENT OF CHANGES IN NET ASSETS

                                                            AARP HIGH                         AARP INSURED
                                                             QUALITY                        TAX FREE GENERAL
                                                            BOND FUND                          BOND FUND

INCREASE (DECREASE) IN NET ASSETS:

                                                            Years Ended                        Years Ended
                                                             Sept. 30,                          Sept. 30,
                                                       1995             1994             1995               1994
                                                  -------------    -------------    --------------     --------------
Operations:
  Net investment income.........................  $  32,695,491    $  32,320,652    $   91,515,925     $   98,275,887
  Net realized gain (loss) from:
    Investments.................................      6,264,433      (12,214,126)        1,141,498           (782,787)
    Futures contracts...........................        462,444        1,131,998       (22,927,127)         5,547,043
    Option contracts............................              -                -                 -                  -
    Foreign currency related
      transactions..............................              -                -                 -                  -
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................     25,349,000      (56,963,191)      102,468,526       (198,675,783)
    Futures contracts...........................       (235,464)         163,838          (843,714)           119,639
    Foreign currency related
      transactions..............................              -                -                 -                  -
                                                  -------------    ------------     -------------      --------------
Net increase (decrease) in net assets
  resulting from operations.....................     64,535,904      (35,560,829)      171,355,108        (95,516,001)
                                                  -------------    ------------     -------------      --------------
Distributions to shareholders:
  Net investment income.........................    (32,238,660)     (32,320,652)      (91,515,925)       (98,275,887)
  Net realized gains............................              -                -                 -        (38,761,058)
  In excess of net realized gains...............              -      (13,990,833)                -         (6,584,253)
  Tax return of capital.........................              -                -                 -                  -
                                                  -------------    ------------     -------------      --------------
                                                    (32,238,660)     (46,311,485)      (91,515,925)      (143,621,198)
                                                  -------------    ------------     -------------      --------------
Fund share transactions:

  Proceeds from sale of shares..................     38,133,943      168,940,806       128,807,008        384,083,220

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................     22,872,960       34,534,021        56,102,941         97,111,633

  Cost of shares redeemed.......................   (127,867,757)    (157,452,199)     (371,972,763)      (414,495,879)
                                                  -------------    ------------     -------------      --------------
Net increase (decrease) in net assets
  from Fund share transactions..................    (66,860,854)      46,022,628      (187,062,814)        66,698,974
                                                  -------------    ------------     -------------      --------------
Increase (decrease) in net assets...............    (34,563,610)     (35,849,686)     (107,223,631)      (172,438,225)
Net assets at beginning of period...............    567,985,907      603,835,593     1,914,270,953      2,086,709,178
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a).................  $ 533,422,297    $ 567,985,907    $1,807,047,322     $1,914,270,953
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................     37,734,181       35,123,046       113,066,680        109,849,454
                                                  -------------    ------------     -------------      --------------
  Shares sold...................................      2,475,377       10,342,361         7,482,591         21,237,027
  Shares issued to shareholders in
    reinvestment of  distributions..............      1,481,640        2,141,000         3,261,074          5,382,600
  Shares redeemed...............................     (8,378,816)      (9,872,226)      (21,937,646)       (23,402,401)
                                                  -------------    ------------     -------------      --------------
Net increase (decrease) in
  Fund shares...................................     (4,421,799)       2,611,135       (11,193,981)         3,217,226
                                                  -------------    ------------     -------------      --------------
Shares outstanding at end of period.............     33,312,382       37,734,181       101,872,699        113,066,680
---------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................  $     304,913    $           -    $            -     $            -

(b) Commencement of Operations

                                                         AARP BALANCED                          AARP GROWTH
                                                         STOCK AND BOND                         AND INCOME
                                                              FUND                                 FUND

INCREASE (DECREASE) IN NET ASSETS:
                                                                  For the Period
                                                   Year Ended       February 1,                Years Ended
                                                  September 30,     1994 (b) to                 Sept. 30,
                                                      1995        Sept. 30, 1994         1995              1994
                                                  ------------    --------------    --------------    --------------
Operations:
  Net investment income.........................  $  8,110,687    $  2,679,894      $   83,288,031    $   58,944,890
  Net realized gain (loss) from:
    Investments.................................     2,922,966        (481,337)         82,525,735        54,940,316
    Futures contracts...........................        66,437               -                   -                 -
    Option contracts............................             -               -                   -                 -
    Foreign currency related
      transactions..............................        (8,944)         56,480              23,310           (92,431)
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................    20,344,202         730,892         331,251,054        38,962,776
    Futures contracts...........................        (3,391)              -                   -                 -
    Foreign currency related
      transactions..............................       159,949               -               5,828                 -
                                                  ------------    ------------      --------------    --------------
Net increase (decrease) in net assets
  resulting from operations.....................    31,591,906       2,985,929         497,093,958       152,755,551
                                                  ------------    ------------      --------------    --------------
Distributions to shareholders:
  Net investment income.........................    (7,923,700)     (2,565,619)        (81,086,105)      (66,829,027)
  Net realized gains............................      (479,306)              -         (85,015,819)      (11,016,834)
  In excess of net realized gains...............             -               -                   -                 -
  Tax return of capital.........................             -               -                   -                 -
                                                  ------------    ------------      --------------    --------------
                                                    (8,403,006)     (2,565,619)       (166,101,924)      (77,845,861)
                                                  ------------    ------------      --------------    --------------
Fund share transactions:

  Proceeds from sale of shares..................    82,046,020     190,243,552         589,883,371       915,359,577

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................     7,595,827         970,439         149,554,221        57,428,013

  Cost of shares redeemed.......................   (41,121,662)    (16,137,931)       (376,048,965)     (295,649,512)
                                                  ------------    ------------      --------------    --------------
Net increase (decrease) in net assets
  from Fund share transactions..................    48,520,185     175,076,060         363,388,627       677,138,078
                                                  ------------    ------------      --------------    --------------
Increase (decrease) in net assets...............    71,709,085     175,496,370         694,380,661       752,047,768
Net assets at beginning of period...............   175,497,870           1,500       2,312,137,916     1,560,090,148
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a).................  $247,206,955    $175,497,870      $3,006,518,577    $2,312,137,916
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................    11,983,629             100          67,740,274        47,404,023
                                                  ------------    ------------      --------------    --------------
  Shares sold...................................     5,336,478      13,025,672          17,103,571        27,412,953
  Shares issued to shareholders in
    reinvestment of  distributions..............       497,020          67,628           4,523,324         1,732,575
  Shares redeemed...............................    (2,742,517)     (1,109,771)        (10,995,485)       (8,809,277)
                                                  ------------    ------------      --------------    --------------
Net increase (decrease) in
  Fund shares...................................     3,090,981      11,983,529          10,631,410        20,336,251
                                                  ------------    ------------      --------------    --------------
Shares outstanding at end of period.............    15,074,610      11,983,629          78,371,684        67,740,274
--------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................  $    321,966    $    142,595      $    6,072,468    $    4,044,032

(b) Commencement of Operations

                                                          AARP CAPITAL
                                                             GROWTH
                                                              FUND

INCREASE (DECREASE) IN NET ASSETS:

                                                           Years Ended
                                                            Sept. 30,
                                                       1995            1994
                                                   -------------   -------------
Operations:
  Net investment income.........................   $   6,448,989   $     120,099
  Net realized gain (loss) from:
    Investments.................................       3,854,142      17,135,778
    Futures contracts...........................               -               -
    Option contracts............................               -               -
    Foreign currency related
      transactions..............................         (49,230)          2,595
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................     124,391,488     (53,012,292)
    Futures contracts...........................               -               -
    Foreign currency related
      transactions..............................          (4,789)              -
                                                   -------------   -------------
Net increase (decrease) in net assets
  resulting from operations.....................     134,640,600     (35,753,820)
                                                   -------------   -------------
Distributions to shareholders:
  Net investment income.........................        (216,094)       (916,825)
  Net realized gains............................     (13,160,374)    (53,175,158)
  In excess of net realized gains...............               -               -
  Tax return of capital.........................               -               -
                                                   -------------   -------------
                                                     (13,376,468)    (54,091,983)
                                                   -------------   -------------
Fund share transactions:

  Proceeds from sale of shares..................      68,276,671     277,949,808

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................      12,786,953      51,627,257

  Cost of shares redeemed.......................    (193,118,723)   (164,072,900)
                                                   -------------   -------------
Net increase (decrease) in net assets
  from Fund share transactions..................    (112,055,099)    165,504,165
                                                   -------------   -------------
Increase (decrease) in net assets...............       9,209,033      75,658,362
Net assets at beginning of period...............     682,799,913     607,141,551
--------------------------------------------------------------------------------
Net assets at end of period (a).................   $ 692,008,946   $ 682,799,913
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................      21,513,985      16,773,892
                                                   -------------   -------------
  Shares sold...................................       2,055,946       8,230,221
  Shares issued to shareholders in
    reinvestment of  distributions..............         424,681       1,522,034
  Shares redeemed...............................      (5,952,635)     (5,012,162)
                                                   -------------   -------------
Net increase (decrease) in
  Fund shares...................................      (3,472,008)      4,740,093
                                                   -------------   -------------
Shares outstanding at end of period.............      18,041,977      21,513,985
--------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................   $   6,365,346   $     122,688

(b) Commencement of Operations


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


AARP HIGH QUALITY MONEY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended September 30,
                                                               ------------------------------------------------------
                                                                 1995       1994       1993       1992          1991
                                                               ------------------------------------------------------
Net asset value, beginning of period.......................    $ 1.000    $ 1.000    $ 1.000    $ 1.000       $ 1.000
                                                               ------------------------------------------------------
  Net investment income (a)................................       .049       .028       .021       .040          .060
  Distributions from net investment income.................      (.049)     (.028)     (.021)     (.040)(b)     (.060)
                                                               ------------------------------------------------------
Net asset value, end of period.............................    $ 1.000    $ 1.000    $ 1.000    $ 1.000       $ 1.000
                                                               ------------------------------------------------------
Total Return (%) (c).......................................       4.99       2.84       2.13       4.12          6.22
Ratios and Supplemental Data
Net assets, end of period ($ millions).....................        384        333        254        323           357
Ratio of operating expenses to average net assets (%)(a)...       .978      1.125      1.312      1.151         1.053
Ratio of net investment income to average net assets (%)...      4.887      2.889      2.123      3.613         6.050
(a) Reflects a per share reimbursement of expenses
    during the period by the Fund Manager of:                  $    --    $    --    $    --    $  .000       $  .001
(b) Includes approximately $.005 per share of net realized
    short-term capital gains.
(c) Total returns would have been lower had certain expenses not been reduced.


AARP HIGH QUALITY TAX FREE MONEY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended September 30,
                                                               ---------------------------------------------------
                                                                 1995       1994       1993       1992     1991(b)
                                                               ---------------------------------------------------
Net asset value, beginning of period.........................  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $  .996
                                                               ---------------------------------------------------
Income from investment operations:
  Net investment income (a)..................................     .029       .017       .016       .026       .055
  Net realized and unrealized gain on investments............       --         --         --         --       .004
                                                               ---------------------------------------------------
Total from investment operations.............................     .029       .017       .016       .026       .059
                                                               ---------------------------------------------------
Less distributions from net investment income................    (.029)     (.017)     (.016)     (.026)     (.055)
                                                               ---------------------------------------------------
Net asset value, end of period...............................  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                               ---------------------------------------------------
Total Return (%) (c).........................................     2.99       1.76       1.62       2.58       6.10
Ratios and Supplemental Data
Net assets, end of period ($ millions).......................      120        129        134        127        119
Ratio of operating expenses to average net assets (%) (a)....      .87        .90        .93        .95       1.06
Ratio of net investment income to average net assets (%).....     2.94       1.75       1.60       2.54       5.43
(a) Reflects a per share reimbursement of expenses
    during the period by the Fund Manager of:................  $    --    $  .000    $  .002    $  .002    $  .001

(b) On August 1, 1991 the Fund implemented a 15.17 to 1.00 stock split and adopted its present name and investment objectives. Prior to that date, the Fund was known as the AARP Insured Tax Free Short Term Fund. Financial
    Highlights, for the year ended September 30, 1991, have been restated to reflect the stock split and should not be considered representative of the present Fund.

(c) Total returns would have been lower had certain expenses not been reduced.

AARP GNMA AND U.S. TREASURY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended September 30,
                                                               ---------------------------------------------------
                                                                 1995       1994       1993       1992       1991
                                                               ---------------------------------------------------
Net asset value, beginning of period.........................  $ 14.73    $ 15.96    $ 16.19    $ 15.72    $ 14.95
                                                               ---------------------------------------------------
Income from investment operations:
  Net investment income......................................     1.01        .93       1.15       1.22       1.26
  Net realized and unrealized gain (loss) on investments.....     0.46      (1.23)      (.23)       .47        .77
                                                               ---------------------------------------------------
Total from investment operations.............................     1.47       (.30)       .92       1.69       2.03
                                                               ---------------------------------------------------
Less distributions:
  Net investment income......................................     (.98)      (.93)     (1.15)     (1.22)     (1.26)
  Tax return of capital......................................     (.03)        --         --         --         --
                                                               ---------------------------------------------------
  Total distributions........................................    (1.01)      (.93)     (1.15)     (1.22)     (1.26)
                                                               ---------------------------------------------------
Net asset value, end of period...............................  $ 15.19    $ 14.73    $ 15.96    $ 16.19    $ 15.72
                                                               ---------------------------------------------------
Total Return (%).............................................    10.31      (1.90)      5.89      11.19      14.12
Ratios and Supplemental Data
Net assets, end of period ($ millions).......................    5,252      5,585      6,712      5,232      3,311
Ratio of operating expenses to average net assets (%)........      .67        .66        .70        .72        .74
Ratio of net investment income to average net assets (%).....     6.77       6.09       7.15       7.69       8.23
Portfolio turnover rate (%)..................................    70.35     114.54     105.49      74.33      86.64


AARP HIGH QUALITY BOND FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended September 30,
                                                               ---------------------------------------------------
                                                                 1995       1994       1993       1992       1991
                                                               ---------------------------------------------------
Net asset value, beginning of period.........................  $ 15.05    $ 17.19    $ 16.44    $ 15.71    $ 14.63
                                                               ---------------------------------------------------
Income from investment operations:
  Net investment income......................................      .94        .85        .93       1.03       1.10
  Net realized and unrealized gain (loss) on investments.....      .95      (1.76)       .93        .73       1.08
                                                               ---------------------------------------------------
Total from investment operations.............................     1.89       (.91)      1.86       1.76       2.18
                                                               ---------------------------------------------------
Less distributions:
  Net investment income......................................     (.93)      (.85)      (.93)     (1.03)     (1.10)
  Net realized gains on investments..........................       --         --       (.18)        --         --
  In excess of net realized gains on investments.............       --       (.38)        --         --         --
                                                               ---------------------------------------------------
Total distributions..........................................     (.93)     (1.23)     (1.11)     (1.03)     (1.10)
                                                               ---------------------------------------------------
Net asset value, end of period...............................  $ 16.01    $ 15.05    $ 17.19    $ 16.44    $ 15.71
                                                               ---------------------------------------------------
Total Return (%).............................................    12.98      (5.55)     11.88      11.56      15.44
Ratios and Supplemental Data
Net assets, end of period ($ millions).......................      533        568        604        384        201
Ratio of operating expenses to average net assets (%)........      .95        .95       1.01       1.13       1.17
Ratio of net investment income to average net assets (%).....     6.13       5.31       5.64       6.40       7.26
Portfolio turnover rate (%)..................................   201.07      63.75     100.98      63.00      90.43

FINANCIAL HIGHLIGHTS


AARP INSURED TAX FREE GENERAL BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                Years Ended September 30,
                                                               ---------------------------------------------------------------
                                                                1995           1994          1993          1992          1991
                                                               ---------------------------------------------------------------

Net asset value, beginning of period ...................       $16.93         $19.00        $17.88        $17.30        $16.12
                                                               ---------------------------------------------------------------
Income from investment operations:
        Net investment income ..........................          .87            .86           .90           .93          1.00
        Net realized and unrealized gain (loss) on
        investments ....................................          .81          (1.67)         1.55           .75          1.18
                                                               ---------------------------------------------------------------
        Total from investment operations ...............         1.68           (.81)         2.45          1.68          2.18
                                                               ---------------------------------------------------------------
Less distributions:
        Net investment income ..........................         (.87)          (.86)         (.90)         (.93)        (1.00)
        Net realized gains on investments ..............           --           (.34)         (.43)         (.17)           --
        In excess of net realized gains on investments .           --           (.06)           --            --            --
                                                               ---------------------------------------------------------------
Total distributions ....................................         (.87)         (1.26)        (1.33)        (1.10)        (1.00)
                                                               ---------------------------------------------------------------
Net asset value, end of period .........................       $17.74         $16.93        $19.00        $17.88        $17.30
                                                               ---------------------------------------------------------------
Total Return (%) .......................................        10.21          (4.48)        14.31         10.01         13.85
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................        1,807          1,914         2,087         1,487         1,068
Ratio of operating expenses to average net assets (%) ..          .69            .68           .72           .74           .77
Ratio of net investment income to average net
  assets (%) ...........................................         5.06           4.80          4.90          5.31          5.92
Portfolio turnover rate (%) ............................        17.45          38.39         47.96         62.45         32.18


AARP BALANCED STOCK AND BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Year         For the Period
                                                                      Ended      February 1, 1994 (a)
                                                                   September 30,    to September 30,
                                                                       1995               1994
                                                                   ----------------------------------
Net asset value, beginning of period ...........................      $14.64            $15.00
                                                                      ------------------------
Income from investment operations:
        Net investment income ..................................         .61               .25
        Net realized and unrealized gain (loss) on investments..        1.79              (.37)(b)
                                                                      ------------------------
Total from investment operations ...............................        2.40              (.12)
                                                                      ------------------------
Less distributions:
        Net investment income ..................................        (.60)             (.24)
        Net realized gains on investments ......................        (.04)               --
                                                                      ------------------------
Total distributions ............................................        (.64)             (.24)
                                                                      ------------------------
Net asset value, end of period .................................      $16.40            $14.64
                                                                      ------------------------
Total Return (%) ...............................................       16.80              (.78)(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................         247               175
Ratio of operating expenses to average net assets (%) ..........        1.01              1.31(d)
Ratio of net investment income to average net assets (%) .......        4.12              3.58(d)
Portfolio turnover rate (%) ....................................       63.77             49.32(d)

(a)  Commencement of operations

(b) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.

(c)  Not Annualized

(d)  Annualized

AARP GROWTH AND INCOME FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     Years Ended September 30,
                                                                  ----------------------------------------------------------------
                                                                   1995          1994            1993           1992         1991
                                                                  ----------------------------------------------------------------
Net asset value, beginning of period .......................      $34.13         $32.91         $28.67         $26.97       $22.30
                                                                  ----------------------------------------------------------------
Income from investment operations:
        Net investment income ..............................        1.11            .94            .83            .97         1.11
        Net realized and unrealized gain on investments ....        5.44           1.62           4.58           2.11         4.78
                                                                  ----------------------------------------------------------------
Total from investment operations ...........................        6.55           2.56           5.41           3.08         5.89
                                                                  ----------------------------------------------------------------
Less distributions from:
        Net investment income ..............................       (1.09)         (1.13)          (.87)          (.90)       (1.17)
        Net realized gains on investments ..................       (1.23)          (.21)          (.30)          (.48)        (.05)
                                                                  ----------------------------------------------------------------
Total distributions ........................................       (2.32)         (1.34)         (1.17)         (1.38)       (1.22)
                                                                  ----------------------------------------------------------------
Net asset value, end of period .............................      $38.36         $34.13         $32.91         $28.67       $26.97
                                                                  ----------------------------------------------------------------
Total Return (%) ...........................................       20.43           7.99          19.38          11.59        27.19
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................       3,007          2,312          1,560            748          392
Ratio of operating expenses to average net assets (%) ......         .72            .76            .84            .91          .96
Ratio of net investment income to average net assets (%) ...        3.28           3.00           3.08           3.84         4.61
Portfolio turnover rate (%) ................................       31.26          31.82          17.44          36.40        53.68

AARP CAPITAL GROWTH FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     Years Ended September 30,
                                                                   ---------------------------------------------------------------
                                                                       1995          1994        1993         1992         1991
                                                                   ---------------------------------------------------------------
Net asset value, beginning of period .........................     $    31.74   $    36.20   $    30.30   $    30.23   $    23.32
                                                                   ---------------------------------------------------------------
Income from investment operations:
        Net investment income ................................            .36          .00          .06          .15          .24
        Net realized and unrealized gain (loss) on
          investments ........................................           6.91        (1.51)        7.19         1.09         9.05
                                                                   ---------------------------------------------------------------
Total from investment operations .............................           7.27        (1.51)        7.25         1.24         9.29
                                                                   ---------------------------------------------------------------
Less distributions from:
        Net investment income ................................           (.01)        (.05)        (.14)        (.23)        (.59)
        Net realized gains on investments ....................           (.64)       (2.90)       (1.21)        (.94)       (1.79)
                                                                   ---------------------------------------------------------------
Total distributions ..........................................           (.65)       (2.95)       (1.35)       (1.17)       (2.38)
                                                                   ---------------------------------------------------------------
Net asset value, end of period ...............................     $    38.36   $    31.74   $    36.20   $    30.30   $    30.23
                                                                   ---------------------------------------------------------------
Total Return (%) .............................................          23.47        (4.70)       24.53         3.94        42.81
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................            692          683          607          424          242
Ratio of operating expenses to average net assets (%) ........            .95          .97         1.05         1.13         1.17
Ratio of net investment income to average net assets (%) .....           1.00          .02          .22          .61          .90
Portfolio turnover rate (%) ..................................          98.44        79.65       100.63        89.20        99.62

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

     The AARP Cash Investment Funds, consisting of the AARP High Quality Money Fund, the AARP Income Trust, consisting of the AARP GNMA and U.S. Treasury Fund and the AARP High Quality Bond Fund, the AARP Tax Free Income Trust, consisting of the AARP High Quality Tax Free Money Fund, (formerly AARP Insured Tax Free Short Term Fund), and the AARP Insured Tax Free General Bond Fund, and the AARP Growth Trust, consisting of the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, and the AARP Capital Growth Fund are each Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. All funds are diversified. The AARP Cash Investment Funds, has one series, the AARP Growth Trust has three series and each of the other Trusts have two series. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series.

     The policies described below are followed consistently by the funds in preparation of their financial statements and are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the mean between the over-the-counter bid and asked prices by an independent registered broker/dealer. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market. Security valuation with respect to each of the remaining funds is performed in the following manner:

     Common and preferred stocks traded on national securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there is no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used.

     Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

     Short-term investments with remaining maturities of 60 days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

     The value of all other securities is determined in good faith under the direction of the Trustees.

     B. REPURCHASE AGREEMENTS. The AARP High Quality Money Fund, AARP Growth Funds and AARP GNMA and U.S. Treasury Fund regularly invest in repurchase agreements. Each of the AARP funds may enter into repurchase agreements with selected banks and broker/dealers whereby each fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is equal to at least 101% of the resale price.

     C. FUTURES CONTRACTS. Each of the funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund and the AARP Balanced Stock and Bond Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the AARP Balanced Stock and Bond Fund purchased interest rate futures as a temporary substitute for purchasing selected investments. Also, during the period the AARP Insured Tax Free General Bond Fund sold interest rate securities futures to hedge against declines in the value of portfolio securities.

     Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

     Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

     D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the funds in the AARP Growth Trust, in connection with portfolio purchases and sales of securities denominated in a foreign currency, may enter into forward foreign currency exchange contracts ("forward contracts"). Additionally, from time to time, each fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

     Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

     Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

     E. FOREIGN CURRENCY TRANSLATIONS. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

NOTES TO FINANCIAL STATEMENTS

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. Premium on securities purchased by the AARP Tax Free Income Trust is amortized on an effective yield basis over the life of the security.

     Each fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     G. FEDERAL INCOME TAXES. Each of the funds is treated as a single entity for federal income tax purposes. It is the policy of each fund to comply with the requirements of the Internal Revenue Code as amended which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.


     H. DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each fund is declared as a dividend to shareholders. The dividends from AARP High Quality Money Fund and each of the funds in the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. The dividends from AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund are declared and paid quarterly. The dividends from AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains from securities transactions for each fund which are in excess of any available capital loss carryforwards, would be taxable to the fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund takes into account realized gains and losses on the sales of securities held less than one year in its daily distributions. An additional distribution may be made by each fund to the extent necessary to avoid the payment of a four percent federal excise tax.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, REITs and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     I. EXPENSES. Each fund is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the funds.

     J. ORGANIZATION COST. Costs incurred by the AARP Balanced Stock and Bond Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

     K. PORTFOLIO INSURANCE. The cost of premiums paid by the AARP Insured Tax Free General Bond Fund for insurance, which covers individual securities, is non-cancellable and runs the life of such securities, is added to the cost basis of such securities. This insurance provides for the timely payment of principal and interest on these securities when due and protects the fund against loss from default by the Municipal issuer. It does not protect the investor from losses due to changes in market values.

     L. SECURITIES PURCHASED ON A FORWARD DELIVERY OR WHEN-ISSUED BASIS. The AARP High Quality Money Fund, each of the funds in the AARP Income Trust and AARP Tax Free Income Trust, and AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the fund and no interest accrues to the fund.

NOTE 2. MANAGEMENT FEE AND OTHER RELATED TRANSACTIONS.

     Under the investment management and advisory agreement (the "Management Agreement") between each Trust and Scudder, Stevens & Clark, Inc. (the "Fund Manager") the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets"). Each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds. The Annual Base Fee is calculated as follows: .35%, of the first $2.0 billion of such assets, .33% of the next $2.0 billion of such assets, .30% of the next $2.0 billion of such assets, .28% of the next $2.0 billion of such assets, .26% of the next $3.0 billion of such assets, .25% of the next $3.0 billion of such assets, .24% of such assets in excess of $14.0 billion.

     In addition to the Base Fee Rate, each Fund agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund. The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each fund: .10% for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund; .12% for AARP GNMA and U.S. Treasury Fund; .19% for AARP High Quality Bond Fund, AARP Insured Tax Free General Bond Fund, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund; .32% for AARP Capital Growth Fund. The amount for each fund is shown in the Statement of Operations as Management Fee.

     As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

     The Management Agreement also provides that the Fund Manager will reimburse the funds for annual expenses in excess of the lowest state limitations imposed, exclusive of taxes, brokerage commissions, interest and extraordinary expenses. The Fund Manager agreed to maintain the annualized expenses of the AARP High Quality Tax Free Money Fund at not more than 0.90% of average daily net assets until February 1, 1996. The amount of expenses reimbursed by the Fund Manager, if any, for each fund has been shown in the Statement of Operations as Reimbursement of expenses from Fund Manager.

     Each Trust has a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of Scudder. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each fund has been shown in the Statement of Operations as Transfer and Dividend Disbursing Expense.

     Effective September 5, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Fund Manager, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting

NOTES TO FINANCIAL STATEMENTS

records of AARP Growth and Income Fund and AARP Capital Growth Fund. For the year ended September 30, 1995, the amount charged to the Funds by SFAC aggregated $17,156 and $7,125, respectively, of which all was paid at September 30, 1995.

     Each fund pays each Trustee not affiliated with Scudder or AARP $2,000 annually, $270 for each Trustees' meeting, $200 for each audit committee meeting attended, and $100 for other committee meetings, plus expenses, subject to certain maximums per Trustee for meetings held jointly with other funds. The amount for each fund has been shown in the Statement of Operations as Trustees' fees and expenses.

NOTE 3. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of September 30, 1995, the AARP Balanced Stock and Bond Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $159,340.



                                                                 Net Unrealized
                                                                  Appreciation
Contracts to Deliver     In Exchange For     Settlement Date         (U.S.$)
--------------------     ---------------     ---------------     --------------
FRF        9,466,230     USD   1,954,419         10/23/95              32,615
DEM        2,840,141     USD   2,116,728         10/23/95             126,725
                                                                      -------
                                                                      159,340
                                                                      =======

REPORT OF INDEPENDENT
ACCOUNTANTS



November 7, 1995

To the Board of Trustees and Shareholders of AARP Cash Investment Funds, AARP Income Trust,
AARP Tax Free Income Trust and
AARP Growth Trust

In our opinion, the accompanying statements of assets and liabilities, including the shares, principal amount, and value of the securities in the lists of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust, which are comprised of the eight AARP Funds listed in Note 1 to the financial statements, at September 30, 1995 and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (thereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financials statements based on our audits. We conducted our audits on these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain a reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers and the application of alterative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/Price Waterhouse LLP

BLANK PAGE

Officers and Trustees

Adelaide Attard

                        Trustee of AARP Cash Investment Funds, AARP Income Trust and AARP Growth Trust; Member, New York City Department of Aging Advisory Council--Appointed by Mayor (1995); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981 to present); Member, NYS Community Services for the Elderly Advisory Council--Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.


Cyril F. Brickfield

                        Trustee of AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust; Honorary Trustee, AARP Cash Investment Funds; Honorary President and Special Counsel, American Association of Retired Persons; Board
                        Member: American Association of International Aging, National Alzheimer's Association, and American Federation of Aging Research (AFAR).


Robert N. Butler, M.D.

                        Trustee of AARP Income Trust and AARP Growth Trust; Brookdale Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).


Linda C. Coughlin

                        President and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust; Managing Director and Member, Board of Directors of Scudder, Stevens & Clark, Inc.; Director of Scudder Investor Services, Inc.


Horace B. Deets

                        Vice Chairman and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.


Mary Johnston Evans

                        Trustee of AARP Cash Investment Funds, AARP Tax Free Income Trust and AARP Growth Trust; Director: Baxter International, Inc., Delta Air Lines, Inc., Household International, Inc., The Sun Company, Dun & Bradstreet Corporation and Saint-Gobain Corporation.

Edgar R. Fiedler

                        Trustee of AARP Cash Investment Funds, AARP Income Trust and AARP Tax Free Income Trust; Vice President and Economic Counsellor, The Conference Board, Inc.; Director of The Stanley Works, Zurich-American Insurance Company, HT Insight Funds, and Emerging Mexico Fund.


Cuyler W. Findlay

                        Chairman and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Managing Director of Scudder, Stevens & Clark, Inc., Senior Vice President and Director, Scudder Investor Services, Inc.


Eugene P. Forrester

                        Trustee of AARP Income Trust and AARP Tax Free Income Trust; Consultant, International Trade; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant: Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.


Wayne F. Haefer

                        Trustee of AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Director, Membership Division of AARP; Secretary, Employee's Pension and Welfare Trusts of AARP and Retired Persons Services, Inc.; Formerly Director, Administration and Data Management Division of AARP.


William B. Macomber

                        Trustee of AARP Tax Free Income Trust and AARP Growth Trust; Formerly Teacher, History and Government, Nantucket High School, Nantucket, MA; Director, Becton, Dickinson & Co. (until 1994); Trustee Emeritus, Carnegie Endowment for International Peace; Formerly President, The Metropolitan Museum of Art and U.S.
                        Ambassador to Turkey and to Jordan.

George I. Maddox, Jr.

                        Trustee of AARP Income Trust and AARP Tax Free Income Trust; Director and Professor, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor of Sociology, Departments of Sociology and Psychiatry, Duke University.

Robert J. Myers

                        Trustee of AARP Cash Investment Funds, AARP Income Trust and AARP Growth Trust; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director: NASL Series Trust, Inc. and North American Funds, Inc.; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.


Joseph S. Perkins

                        Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Director, American Association of Retired Persons; Corporate Retirement Manager, Polaroid Corporation.


James H. Schulz

                        Trustee of AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.


Gordon Shillinglaw

                        Trustee of AARP Cash Investment Funds, AARP Tax Free Income Trust, AARP Growth Trust; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Director and Treasurer, FERIS Foundation of America (until 1994).



Edward V. Creed*                         Pamela A. McGrath*
Vice President                           Vice President and Treasurer

Thomas W. Joseph*                        Edward J. O'Connell*
Vice President                           Vice President and  Assistant Treasurer

David S. Lee*                            Kathryn L. Quirk*
Vice President and Assistant Treasurer   Vice President and  Secretary

Douglas M. Loudon*                       Howard Schneider*
Vice President                           Vice President

Thomas F. McDonough*                     Cornelia M. Small*
Vice President and Assistant Secretary   Vice President

*Scudder, Stevens & Clark, Inc.

Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.

Service and Tax Information

Shareholder              Our knowledgeable AARP Mutual Fund
Service Line             Representatives are available to answer
1-800-253-2277           questions about the Program or your account
                         Monday through Friday, between 8:00 a.m. and 8:00 p.m., eastern time. Transactions can be made Monday through Friday between 8:00 a.m. and 4:00 p.m., eastern time.

                         Write:                   AARP Investment Program
                                                  from Scudder
                                                  P.O. Box 2540
                                                  Boston, MA 02208-2540
                         For overnight            AARP Investment Program
                         and certified mail:      from Scudder
                                                  42 Longwater Drive
                                                  Norwell, MA 02061-1612

Easy-Access Line         Shareholders with a touch-tone telephone may
1-800-631-4636           call this automated line to obtain AARP Fund
                         performance and account information or to exchange or sell (redeem) AARP Mutual Fund shares. This service is available 24 hours a day, 7 days a week.

Transactions by Fax      If you have access to a fax machine, you can fax
1-800-821-6234           transaction requests. Any exchange or redemption
                         request received after 4:00 p.m. business days or on weekends, will be processed the next business day. All faxes are kept confidential.

TDD (Telecommunications AARP members with hearing or speech impairments Device for the Deaf and and access to TDD equipment can communicate with
Speech Impaired)         the AARP Investment Program Monday through
1-800-634-9454           Friday between 8:00 a.m. and 6:00 p.m., eastern
                         time. Transactions can be made between 8:00 a.m.
                         and 4:00 p.m., eastern time.

Tax Information          Of the dividends paid from net investment income
                         by the AARP High Quality Tax Free Money Fund and the AARP Insured Tax Free General Bond Fund for the Funds' fiscal years ending September 30, 1995, 100% constituted exempt-interest dividends for regular federal income tax purposes.

                         Pursuant to Section 852 of the Internal Revenue Code, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund and the AARP Capital Growth Fund designate $1,788,162, $58,824,089, and $3,898,191, respectively, as capital gain dividends for their fiscal years ended September 30, 1995.

                         In January 1996 you will receive federal tax information on all distributions paid to your account in calendar year 1995.

AARP GLOBAL GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES


January 24, 1996


Assets
  Cash................................................         $1,500
  Deferred organization and registration
     expenses (Note)..................................         15,000
                                                              --------
  Total assets........................................         16,500
                                                              --------
Liabilities
  Accrued liabilities (Note)..........................         15,000
                                                              --------
  Total liabilities...................................         15,000
                                                              --------
Net Assets............................................         $1,500
                                                              ========
Net Assets consist of:
  Shares of beneficial interest, at par...............              1
  Additional paid-in capital..........................          1,499
                                                              --------
Net Assets............................................         $1,500
                                                              ========
Net asset value, offering price per share
($1,500/100 outstanding shares of beneficial
interest, $.01 par value, unlimited number of
shares authorized)....................................         $15.00
                                                              ========

The accompanying note is an integral part of the financial statement.


AARP Global Growth Fund (the "Fund") is a diversified series of
AARP Growth Trust (the "Trust"), a component of the AARP
Investment Program from Scudder. The Trust is an open-end, management investment company registered under the Investment
Company Act of 1940. The Trust was organized as a Massachusetts business trust. The Declaration of Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust's shares are currently divided into four series, AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP
Capital Growth Fund, and AARP Global Growth Fund. The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified series.

Costs incurred by the Fund in connection with its organization and public offering of shares, estimated at $15,000, will be amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expense in the same proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of AARP Growth Trust and Shareholder of
AARP Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of AARP Global Growth Fund, which constitutes part of the AARP
Growth Trust, at January 24, 1996 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit on this financial statement in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Boston, Massachusetts
January 25, 1996